PROSPECTUS
                              CLASS A AND C SHARES
                                December 29, 2008
                          JNL(R) INVESTORS SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951


Jackson Perspective 5 Fund
Jackson Perspective Index 5 Fund
Jackson Perspective 10 x 10 Fund
Jackson Perspective Optimized 5 Fund
Jackson Perspective VIP Fund
Jackson Perspective S&P 4 Fund
Jackson Perspective Money Market Fund
JNL Money Market Fund
Jackson Perspective Core Equity Fund
Jackson Perspective Large Cap Value Fund
Jackson Perspective Mid Cap Value Fund
Jackson Perspective Small Cap Value Fund
Jackson Perspective Total Return Fund
Jackson Perspective Asia Pacific ex-Japan Bond Fund
Jackson Perspective Asia ex-Japan Fund
Jackson Perspective Asia ex-Japan Infrastructure Fund
Jackson Perspective China-India Fund
Jackson Perspective Emerging Asia ex-Japan Fund
Jackson Perspective Japan Fund
Jackson Perspective Asian Pacific Real Estate Fund
Jackson Perspective European 30 Fund
Jackson Perspective Pacific Rim 30 Fund
Jackson Perspective Global Basics Fund
Jackson Perspective Global Leaders Fund
Jackson Perspective Pan European Fund


The Securities and Exchange Commission ("SEC") has not approved or disapproved the Trust's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Some of the Funds offer two classes of shares, Class A and Class C. Both shares are described in this prospectus.

"JNL(R)", "JacksonSM", "Jackson FundsSM", "Jackson National(R)" and "Jackson National Life(R)" are trademarks or service marks of Jackson National Life Insurance Company.

                                 _______________
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                        INFORMATION ABOUT THIS PROSPECTUS

READING THE PROSPECTUS

References to "you" and "your" in this prospectus refer to prospective investors or shareholders. References to "we," "us," or "our" may refer to the JNL Investors Series Trust ("Trust") or Jackson National Asset Management, LLC ("JNAM" or "Adviser"). This Prospectus provides you with the basic information you should know before investing.

THE FUNDS

The Trust currently offers shares in the following Funds (each a "Fund" and collectively, "Funds" or "Jackson Funds"). The Funds are a series of separate mutual fund portfolios within a single trust, each with a specific investment objective. The following Funds are described in this prospectus:

Jackson Perspective 5 Fund
Jackson Perspective Index 5 Fund
Jackson Perspective 10 x 10 Fund
Jackson Perspective Optimized 5 Fund
Jackson Perspective VIP Fund
Jackson Perspective S&P 4 Fund
Jackson Perspective Money Market Fund
JNL Money Market Fund
Jackson Perspective Core Equity Fund
Jackson Perspective Large Cap Value Fund
Jackson Perspective Mid Cap Value Fund
Jackson Perspective Small Cap Value Fund
Jackson Perspective Total Return Fund
Jackson Perspective Asia Pacific ex-Japan Bond Fund
Jackson Perspective Asia ex-Japan Fund
Jackson Perspective Asia ex-Japan Infrastructure Fund
Jackson Perspective China-India Fund
Jackson Perspective Emerging Asia ex-Japan Fund
Jackson Perspective Japan Fund
Jackson Perspective Asian Pacific Real Estate Fund
Jackson Perspective European 30 Fund
Jackson Perspective Pacific Rim 30 Fund
Jackson Perspective Global Basics Fund
Jackson Perspective Global Leaders Fund
Jackson Perspective Pan European Fund

PRINCIPAL RISKS COMMON TO ALL FUNDS

You should consult with your investment professional to determine which Funds may be suited to your financial needs, investment time horizon and risk comfort level. You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed in this prospectus. There can be no assurance that any of the Funds will achieve its objective and you could lose money. Please read this prospectus carefully before investing or sending money, and keep the prospectus for future reference.

CLASS A AND CLASS C SHARES

Some of the Funds offer two classes of shares, Class A and Class C. Both Class A and C shares are described in this prospectus. You pay a sales charge (front-end sales charge or front-end sales load) immediately when you purchase Class A shares. As more fully described herein, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. You pay a 1.00% sales charge when you redeem Class C shares held for less than one (1) year (back-end sales charge or contingent deferred sales charge).

OTHER TERMS AND TERMINOLOGY

     o "STOCK SELECTION DATE" refers to the dates stocks are selected for inclusion in each Fund's portfolio.
     o    "1940 ACT" refers to the Investment Company Act of 1940, as amended.
     o "ADVISERS ACT" refers to the Investment Advisers Act of 1940, as amended.
     o "SUB-ADVISER" refers to the investment manager selected by JNAM, and approved by the Trust's Board of Trustees, to manage the assets of each Fund.

THE JNL MONEY MARKET FUND

Shares of the JNL Money Market Fund are sold only to other mutual funds within the Fund's investment company complex, and NOT to individual investors. The JNL Money Market Fund is not an investment option within any of the Jackson variable products and is not available for sale to the retail public as part of the Jackson Funds.

ADDITIONAL INFORMATION

For more  detailed  information  about the Trust and the Funds,  see the Trust's
Statement of Additional  Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.
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                                                  TABLE OF CONTENTS
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I.  ABOUT THE FUNDS...............................................................................................1

INCLUDES A DESCRIPTION OF THE FUNDS, ITS INVESTMENT STRATEGIES AND PRINCIPAL RISKS, HISTORIC PERFORMANCE, EXPENSES, AND MANAGEMENT OF THE FUNDS.

II.  MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS................................................150

INCLUDES ADDITIONAL INFORMATION REGARDING INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF THE FUNDS.

III.  MANAGEMENT OF THE TRUST...................................................................................152

MANAGEMENT  OF  THE  FUNDS,  FUND  EXPENSES,   SUB-ADVISORY  ARRANGEMENTS,   AND
ADMINISTRATIVE FEE.

IV.  HOW SHARE PRICES ARE CALCULATED............................................................................155

HOW SHARE PRICES ARE CALCULATED.

V.  INVESTING IN FUND SHARES....................................................................................157

OPENING AN ACCOUNT, SELLING SHARES, EXCHANGING SHARES, AND EXECUTION OF YOUR REQUESTS.

VI.  OVERVIEW OF THE SHARE CLASSES..............................................................................163

SALES CHARGES AND FEES BY SHARE CLASS, CLASS A SHARES, CLASS C SHARES, CALCULATION OF CONTINGENT DEFERRED SALES CHARGES ("CDSC"), DEALER COMPENSATION, AND WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS).

VII.  OTHER FUND INFORMATION....................................................................................169

DIVIDENDS AND DISTRIBUTIONS, DISTRIBUTION AND SERVICING ARRANGEMENTS, GENERAL SUMMARY OF TAX CONSEQUENCES, AND PRIVACY POLICY STATEMENT.

VIII. FINANCIAL HIGHLIGHTS......................................................................................173

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

IX.  APPENDIX A.................................................................................................A-1
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                ABOUT THE FUNDS OF THE JNL INVESTORS SERIES TRUST
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JACKSON PERSPECTIVE 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective 5 Fund ("Fund") is total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in the common stocks of all capitalization companies that are identified by a model based on 5 different specialized strategies:

     o    20% in the DowSM 10 Strategy, a dividend yielding strategy;
     o    20% in the S&P(R) 10 Strategy, a blended valuation-momentum strategy;
     o    20% in the Global 15 Strategy, a dividend yielding strategy;
     o 20% in the 25 Strategy, a dividend yielding strategy; and o 20% in the Select Small-Cap Strategy, a small capitalization strategy.

Each of these strategies is described below.

The securities for each strategy are selected only once every 13 months on each "Stock Selection Date". The initial Stock Selection Date was on January 1, 2007. Thereafter, the Stock Selection Date will be on or about 13 months after the prior Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company. The Fund is rebalanced and reconstituted every 13 months, and therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells common stocks of the five specialized strategies according to the approximate current percentage relationship among the common stocks (determined based on market value).

To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The securities which comprise the above strategies are selected as follows:

THE DOWSM 10 STRATEGY

The Dow 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of ten companies included in the Dow Jones Industrial Average ("DJIA") which have the highest indicated annual dividend yields ("Dividend Yield") on each Stock Selection Date.

The Dow 10 Fund invests in the common stock of ten companies included in the DJIA. The ten common stocks are chosen on each Stock Selection Date as follows:

     o The Sub-Adviser determines the Dividend Yield on each common stock in the DJIA on the Stock Selection Date; and

     o The Sub-Adviser allocates approximately equal amounts of the Dow 10 Fund to the ten companies in the DJIA that have the highest Dividend Yield.

Companies, which as of the Stock Selection Date, Dow Jones has announced will be removed from the DJIA, will be removed from the universe of securities from which the Dow 10 strategy stocks are selected.

The stocks in the Dow 10 Strategy are not expected to reflect the entire DJIA, nor track the performance of the DJIA.

THE S&P(R) 10 STRATEGY

The S&P 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index.

Companies, which as of the selection date, S&P has announced will be removed from the S&P 500 Index, will be removed from the universe of securities from which the S&P 10 strategy stocks are selected.

The S&P 10 Strategy consists of 10 common stocks selected on each Stock Selection Date through the following process:

     o The Sub-Adviser ranks the companies in the S&P 500(R) Index by market capitalization;

     o The Sub-Adviser selects half of the companies in the S&P 500 Index with the largest market capitalization;

     o From the selected companies, the Sub-Adviser selects the half with the lowest price to sales ratio;

     o From the selected companies, the Sub-Adviser selects the ten common stocks with the greatest one-year price appreciation; and

     o The Sub-Adviser allocates approximately equal amounts of the S&P 10 Strategy to the selected ten common stocks.

The stocks in the S&P 10 Strategy are not expected to reflect the entire S&P 500 Index, nor track the performance of the S&P 500 Index.

THE GLOBAL 15 STRATEGY

The Global 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies which are components of the DJIA, the Financial Times Ordinary Index ("FT30 Index" or "Financial Times 30 Index"), and the Hang Seng Index. The Global 15 Strategy consists of common stocks of the 5 companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest Dividend Yields in their respective index.

Companies, which as of the Stock Selection Date, will be removed from the DJIA, the FT 30 Index and the Hang Seng Index, will be removed from the universe of securities from which the Global 15 strategy stocks are selected.

The 15 common stocks are chosen on each Stock Selection Date through the following process:

     o The Sub-Adviser determines the Dividend Yield on each common stock in the DJIA, the FT-30 Index and the Hang Seng Index;

     o The Sub-Adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest Dividend Yield in the respective index; and

     o Out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the common stocks of the five companies in each index with the lowest price per share.

The stocks in the Global 15 Strategy are not expected to reflect the entire DJIA, FT-30 Index or the Hang Seng Index, nor track the performance of the DJIA, the FT30 Index or the Hang Seng Index.

THE 25 STRATEGY

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange ("NYSE"), on each Stock Selection Date.

Companies, which as of the selection date, will be removed from the NYSE, will be removed from the universe of securities from which the 25 strategy stocks are selected.

The 25 Strategy consists of a portfolio of 25 common stocks selected through the following five-step process on each Stock Selection Date:

     o The Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, and any stock included in the Dow Jones Industrial Average);

     o Those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;

     o Those 400 common stocks are then ranked, in terms of Dividend Yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;

     o From the selected 75 stocks, the Sub-Adviser eliminates the 50 highest dividend-yielding stocks and selects the remaining 25 stocks; and

     o The Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 common stocks selected.

The stocks in the 25 Strategy are not expected to reflect the entire NYSE, nor track the performance of the NYSE.

THE SELECT SMALL-CAP STRATEGY

Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the NYSE, the American Stock Exchange ("AMEX") or the NASDAQ Stock Market ("NASDAQ"), on each Stock Selection Date. The population of securities from which the Strategy's stocks are selected is limited to stocks within a specific market capitalization range and minimum average daily trading volume requirements. As of January 31, 2008, companies with a market capitalization between $274 million and $1.64 billion range and a minimum of $2.24 mm average daily trading volume for the most recent year were included in the population. The Sub-Adviser will adjust these requirements on each Stock Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

Companies, which as of the Stock Selection Date, have been removed from the NYSE, AMEX and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select Small-Cap Strategy stocks are selected.

The Select Small-Cap Strategy consists of a portfolio of 100 common stocks selected through the following process on each Stock Selection Date:

     o The Sub-Adviser selects all U.S. traded common stocks which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depository Receipts and mineral and oil royalty trusts);

     o From those companies, the Sub-Adviser then selects only those companies which have a market capitalization within the applicable range and also meet the average daily dollar trading volume requirement;

     o From the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;

     o Next, from the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;

     o The Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

     o From the remaining list, the Sub-Adviser selects the 100 stocks with the greatest price appreciation in the last 12 months (highest to lowest); and

     o The Select Small-Cap Strategy purchases the selected 100 common stocks, allocating its assets among them in proportion to the relative market capitalization of each stock.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

The stocks in the Select Small-Cap Strategy are not expected to reflect the entire NYSE, AMEX, or NASDAQ, nor track the performance of the NYSE, AMEX or NASDAQ.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money. A variety of factors may influence the Fund's investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o COMPANY RISK. Because the Fund invests in U.S. and foreign traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others, including foreign and other jurisdictional requirements. As a result, there can be no assurance that the Fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high Dividend Yields relative to other large capitalization common stocks comprising an index. The Dividend Yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks that have low share prices relative to the issuers' sales. The price to sales ratios of these stocks may be low because the stocks are out of favor with investors. The issuer may be experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that negative factors that may have caused the issuer's stock price to be low in relation to the issuer's sales will not continue, or will not result in a decline in the issuer's stock price.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates, reducing the value of the U.S. dollar value because of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Fund. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A**

[GRAPHIC OMITTED]

2.97%
-----
2007

* The return of the Fund through September 30, 2008 was -20.96%.

** The Fund's returns shown in the bar chart are for the Fund's Class A shares. Class C shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the periods shown in the chart, the Fund's highest quarterly return was 7.25% (2nd quarter of 2007) and its lowest quarterly return was -7.98% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS A
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective 5 Fund
Return Before Taxes                                                       2.97%                 2.95%
Return After Taxes on Distributions                                       2.75%                 2.73%
Return After Taxes on Distributions and Sale of Fund Shares               2.19%                 2.49%
S&P 500 Index**                                                           5.49%                 4.97%
----------------------------------------------------------------- --------------------- ---------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS C
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective 5 Fund                                                2.43%                2.41%
S&P 500 Index**                                                           5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on December 28, 2006.
** Indices reflect no deduction for fees, expenses or taxes.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.60%                0.60%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       1.60%                2.35%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    0.40%                0.40%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $1,014            $695
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $1,360            $1,219
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                              $2,334            $2,656
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,014              $695
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,360            $1,219
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,334            $2,656
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Fund. Mellon Capital's address is 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE INDEX 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Index 5 Fund ("Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in the securities of all capitalizations attempting to meet the composition and weightings of each index for the following strategies:

     o    20% in the S&P(R) 500 Index Strategy;
     o    20% in the S&P(R) 400 MidCap Index Strategy;
     o    20% in the Small Cap Index Strategy;
     o    20% in the International Index Strategy; and
     o    20% in the Bond Index Strategy.

The Fund expects to invest in the common stock and fixed-income securities determined by each of the strategies with an approximately equal amount initially invested pursuant to each strategy. The initial allocation was on January 1, 2007. Thereafter, the allocations to each strategy will be rebalanced every 13 months. The Sub-Adviser generally uses a buy and hold strategy, trading only within 5 business days of the Stock Selection Date, when index changes occur, and when cash flow activity occurs.

The Fund is rebalanced among each of the strategies every 13 months and, therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences. The Fund is also subject to changes in the constituency of the underlying indices, which may also result in significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells securities of the five strategies according to the approximate current percentage relationship among the strategies (determined based on market value).

To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The Sub-Adviser may also use various techniques, such as buying and selling futures contracts, forward currency contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure from cash flows, accrued cash items, and changes from security prices, interest rates, or other factors that affect security values. If the Sub-Adviser's strategies do not work as intended, the Fund may not achieve its objective.

In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The securities which comprise the above strategies are selected as follows:

S&P(R) 500 INDEX STRATEGY

The S&P 500 Index Strategy seeks to track the performance of the S&P 500 Index. Widely regarded as one of the best single gauges of the U.S. equities market, the S&P 500 Index is a market capitalization-weighted index of 500 stocks that are selected by Standard & Poor's to represent a broad array of large companies in leading industries. The S&P 500 Index is unmanaged and not available for direct investment.

The Strategy seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the S&P 500 Index through replicating a majority of the S&P 500 Index and sampling from the remaining securities. To the extent that the Strategy seeks to replicate the S&P 500 Index using sampling techniques, a close correlation between the Strategy's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets.

S&P(R) 400 MIDCAP INDEX STRATEGY

The S&P 400 MidCap Index Strategy seeks to track the performance of the S&P MidCap 400 Index. The S&P MidCap 400 is a market capitalization-weighted index of 400 stocks that are selected by Standard & Poor's to represent a broad array of mid-sized companies in leading industries. Today, mid-cap stocks are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-cap and small-cap stocks. The S&P MidCap 400 Index is unmanaged and not available for direct investment.

The Strategy seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the S&P 400 MidCap Index through replicating a majority of the S&P 400 MidCap Index and sampling from the remaining securities. To the extent that the Strategy seeks to replicate the S&P 400 MidCap Index using sampling techniques, a close correlation between the Strategy's performance and the performance of the S&P 400 MidCap Index may be anticipated in both rising and falling markets.

SMALL CAP INDEX STRATEGY

The Small Cap Index Strategy seeks to track the performance of the Russell 2000(R) Index. The Russell 2000 Index is a market capitalization weighted index of approximately 2,000 stocks that are selected by the Russell Investment Group to represent a broad array of small to mid-sized companies in leading industries. It measures the performance of the 2,000 smallest companies in the broader Russell 3000(R) Index. The Russell 2000 Index is unmanaged and not available for direct investment.

The Strategy seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Strategy seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Strategy's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

INTERNATIONAL INDEX STRATEGY

The International Index Strategy seeks to track the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Index. The MSCI EAFE Index is comprised of common stocks generally including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies selected within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. The MSCI EAFE Index is a broad based, unmanaged index and not available for direct investment.

The Strategy invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MSCI EAFE Index or derivative securities economically related to the MSCI EAFE Index.

BOND INDEX STRATEGY

The Bond Index Strategy seeks to track the performance of the Barclays Capital Aggregate Bond Index. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Barclays Capital Aggregate Bond Index is comprised of investment grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass through securities, and asset-backed securities. As of December 31, 2007, the duration of the Barclays Capital Aggregate Bond Index was 4.41 years and the overall weighted average maturity of the Barclays Capital Aggregate Bond Index was 7.05 years. The Barclays Capital Aggregate Bond Index is unmanaged and not available for direct investment.

The Strategy invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Barclays Capital Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Barclays Capital Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The strategies use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A**

[GRAPHIC OMITTED]

4.30%
-----
2007

* The return of the Fund through September 30, 2008 was -14.90%.

** The Fund's returns shown in the bar chart are for the Fund's Class A shares. Class C shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the periods shown in the chart, the Fund's highest quarterly return was 4.11% (2nd quarter of 2007) and its lowest quarterly return was 2.34% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS A
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective Index 5 Fund
Return Before Taxes                                                       4.30%                 4.27%
Return After Taxes on Distributions                                       3.76%                 3.73%
Return After Taxes on Distributions and Sale of Fund Shares               3.05%                 3.42%
Russell 3000 Index **                                                     5.14%                 4.42%
Hybrid Composite***                                                       6.01%                 5.46%
----------------------------------------------------------------- --------------------- ---------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS C
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective Index 5 Fund                                          3.60%                3.57%
Russell 3000 Index **                                                     5.14%                4.42%
Hybrid Composite***                                                       6.01%                5.46%
----------------------------------------------------------------- --------------------- ---------------------

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

* The Fund began operations on December 28, 2006.
** Indices reflect no deduction for fees, expenses, or taxes.
*** The Hybrid Composite is calculated based on the respective returns and weightings of the following indexes: the S&P 500 index (20%), the S&P Midcap 400 Index (20%), the Russell 2000 Index (20%), the Barclays Capital Aggregate Bond Index (20%), and the MSCI EAFE Index (20%).

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The S&P MidCap 400 Index, the Russell 2000 Index, the Barclays Capital Aggregate Bond Index, and the MSCI EAFE Index are broad-based, unmanaged indexes.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.27%                0.27%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       1.27%                2.02%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    0.07%                0.07%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $948              $627
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,226            $1,082
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,015            $2,342
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $948              $627
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,226            $1,082
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,015            $2,342
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Fund. Mellon Capital's address is 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE 10 X 10 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective 10 x 10 Fund ("Fund") is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by initially allocating approximately 50% to the Class A shares of the Jackson Perspective 5 Fund and 50% to the Class A shares of the Jackson Perspective Index 5 Fund (the Perspective 5 Fund and Perspective Index 5 Fund are referred to as the "Underlying Funds" and are also described in this Prospectus).

The Underlying Funds will invest in the common stock securities of all capitalization companies.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

The Fund expects to reallocate its assets to the allocation weights specified above for each Underlying Fund every 13 months. Between rebalance dates, when cash inflows and outflows require, the Fund purchases and sells shares of the two Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.

To effectively manage cash inflows and outflows, the Underlying Funds may maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Funds may also invest to some degree in cash, cash equivalents, and other money market instruments.

The Underlying Funds are rebalanced every 13 months and therefore may incur significant short-term and long-term capital gains and losses that may have tax consequences. Additionally, the Jackson Perspective Index 5 Fund is subject to changes in the constituency of the underlying indices, which may also result in significant short-term and long-term capital gains and losses that may have tax consequences.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund/Underlying Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund/Underlying Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Underlying Funds' Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Fund, depending on the nature and extent of the derivatives in the Underlying Funds' portfolios. If an Underlying Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Underlying Funds are subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, an Underlying Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," an Underlying Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, an Underlying Fund is permitted to set aside liquid assets in an amount equal to the Underlying Fund's daily marked - to market
          (net) obligations, if any (i.e., the Underlying Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Underlying Funds reserve the right to modify the asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Underlying Funds will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Underlying Funds) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Underlying Funds will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Underlying Funds trade, which could result in substantial losses to the Underlying Funds. The Underlying Funds will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Underlying Funds in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Underlying Funds.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, an Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          Certain  strategies of the Underlying Funds use an indexing  strategy.
          It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Funds have expenses and other investment considerations that an index does not, the Underlying Funds' performance may be lower than that of the respective index.

     o INVESTMENT STRATEGY RISK. Certain strategies of the Underlying Funds involve selecting common stocks that have high Dividend Yields relative to other large capitalization common stocks comprising an index. The Dividend Yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained. Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

     o LICENSE TERMINATION RISK. Certain Underlying Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Underlying Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund, including the possibility that a Underlying Fund may have to change investment strategy.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Underlying Funds, an Underlying Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o UNDERLYING FUNDS RISK. Because the Fund is a "Fund of Funds" and invests substantially all of its assets in "Underlying Funds," the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and Rule 12b-1 Fees.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A**

[GRAPHIC OMITTED]

3.68%
-----
2007

* The return of the Fund through September 30, 2008 was -18.06%.

** The Fund's returns shown in the bar chart are for the Fund's Class A shares. Class C shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the periods shown in the chart, the Fund's highest quarterly return was 5.35% (2nd quarter of 2007) and its lowest quarterly return was -5.06% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS A
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective 10 x 10 Fund
Return Before Taxes                                                       3.68%                3.65%
Return After Taxes on Distributions                                       3.31%                3.29%
Return After Taxes on Distributions and Sale of Fund Shares               2.65%                3.00%
S&P 500 Index**                                                           5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS C
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective 10 x 10 Fund                                          2.98%                2.96%
S&P 500 Index**                                                           5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on December 28, 2006.
** Indices reflect no deduction for fees, expenses, or taxes.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (3)                                             0.00%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.81%                0.81%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses 3, (4)                         1.20%                1.20%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       2.01%                2.76%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    0.81%                0.81%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This change applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to reimburse the Other Expenses of the Fund through October 31, 2009 to limit Net Expenses prior to Acquired ("Underlying") Fund Fees and Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 0.00% for Class A and 0.75% for Class C, without taking into account the operating expenses of the Underlying Funds. There can be no assurance that JNAM will continue to reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

Certain expenses of the Fund such as transfer agent fees, registration fees, printing, and other miscellaneous costs will be paid by the Underlying Funds in accordance with the Administration Agreement

(3) As an investor in the Acquired ("Underlying") Funds, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and Distribution Fees. Distribution Fees include a 12b-1 fee of 0.25% for the Class A shares in the Underlying Funds (see pages 1 and 10 for Fees and Expenses, respectively for the Jackson Perspective 5 Fund and the Jackson Perspective Index 5 Fund). The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, is expected to be approximately 1.20% for Class A and 1.95% for Class C through October 31, 2009.

(4) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                         CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,095              $780
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,525            $1,388
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,717            $3,031
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,095              $780
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,525            $1,388
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,717            $3,031
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM has been an adviser since 1998 and currently manages approximately $26.5 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The Fund is managed on a team basis. Daniel W. Koors has primary responsibility for the day-to-day management of the Fund's portfolio, and is assisted by Lynn
M. Mouser.

Mr. Koors is Vice President, Chief Financial Officer and Treasurer of the Trust. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

Ms. Mouser has been the Manager of Separate Account and Transfer Agent Operations at JNAM since August 2005 and has worked processing Fund transactions since the inception of the Fund. Ms. Mouser joined JNAM in July 2003 as a Supervisor, Separate Account Operations. Prior to July 2003, Ms. Mouser was a Senior Auditor at Ernst & Young from May 2002 through July 2003.

Both Mr. Koors and Ms. Mouser review the allocations made to the Fund. Mr. Koors and Ms. Mouser play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE OPTIMIZED 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Optimized 5 Fund ("Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in the common stocks of all capitalization companies that are identified by a model based on five separate specialized strategies:

     o    25% in the NASDAQ(R) 25 Strategy, a total return strategy;
     o 25% in the Value Line(R) 30 Strategy, a capital appreciation, strategy;
     o    24% in the European 20 Strategy, a dividend yielding strategy;
     o    14% in the Global 15 Strategy, a dividend yielding strategy; and
     o    12% in the 25 Strategy, a dividend yielding strategy.

While each of these specialized strategies seeks to provide an above average total return or capital appreciation, each specialized strategy follows a different principal investment strategy. The initial allocation is intended to optimize each strategy.

The securities for each strategy are selected only once every 13 months on each Stock Selection Date. The initial Stock Selection Date was on January 1, 2007. Thereafter, the Stock Selection Date will be on or about 13 months after the prior Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading within 5 business days of the Stock Selection Date and when cash flow activity occurs. The Sub-Adviser may also trade for mergers if the original stock is not that of the surviving company. The Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation.

The Fund is rebalanced and reconstituted every 13 months and therefore may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the five specialized strategies in approximately the same proportion that such stocks are then held in the Optimized 5 Fund.

To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The securities which comprise the above strategies are selected as follows:

THE NASDAQ(R) 25 STRATEGY

The NASDAQ 25 Strategy seeks to achieve its objective by investing in the common stocks of companies that are expected to have a potential for capital appreciation. The NASDAQ 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the NASDAQ -100 Index(R).

Companies, which as of the selection date, NASDAQ has announced will be removed from the NASDAQ-100 Index(R) will be removed from the universe of securities from which the NASDAQ 25 strategy stocks are selected.

The 25 common stocks for the Strategy are selected on each Stock Selection Date through the following multi-step process from the stocks listed on the NASDAQ -100 Index.

     o First, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 75 stocks with the highest ratio of cash flow per share to stock price are selected.

     o From the selected companies, the Sub-Adviser calculates the one-year change cash flow per share divided by the stock price. Stocks are ranked by this ratio from highest to lowest. The top 50 stocks are selected.

     o Next, the Sub-Adviser ranks the stocks based on prior six-month price appreciation. The top 25 stocks are selected.

     These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each Stock Selection Date. These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the NASDAQ 25 strategy are not expected to reflect the entire NASDAQ-100 Index(R), nor track the performance of the NASDAQ-100 Index(R).

THE VALUE LINE(R) 30 STRATEGY

The Value Line 30 Strategy seeks to achieve its objective by investing in 30 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM. The 30 stocks are selected each Stock Selection Date by the Sub-Adviser, Mellon Capital Management, based on certain positive financial attributes. Value Line(R) ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given Value Line's #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line(R). Value Line(R) bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

Companies which as of the Stock Selection Date, Value Line has announced will be removed from Value Line's #1 ranking for TimelinessTM, will also be removed from the universe of securities from which the Value Line 30 Strategy stocks are selected.

The 30 stocks are chosen on each Stock Selection Date as follows:

     o Starting with the 100 stocks that Value Line(R) gives its #1 ranking for Timeliness(TM), the stocks of companies considered to be securities related issuers, the stocks of companies whose shares are not listed on a U.S. securities exchange and the stocks having market capitalizations less than $1.055 billion at December 31, 2007, are removed from consideration (the minimum market capitalization is adjusted each Stock Selection Date by the annual return of the S&P(R)
          500);

     o Next, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 70 stocks with the highest ratio of cash flow per share to stock price are selected; and

     o From the selected companies, the Sub-Adviser selects the 30 common stocks with the highest six-month price appreciation.

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each "Stock Selection Date." These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the Value Line 30 strategy are not expected to reflect the entire 100 stocks that Value Line gives its #1 ranking for Timeliness(TM), nor track the performance of the 100 stocks that Value Line gives its #1 ranking for Timeliness(TM).

THE EUROPEAN 20 STRATEGY

The European 20 Strategy seeks to achieve its objective by investing in stocks with high Dividend Yields. By selecting stocks with the highest indicated annual dividend yields ("Dividend Yields"), the European 20 Strategy seeks to uncover stocks that may be out of favor or undervalued.

     The 20 stocks are chosen on each Stock Selection Date as follows:

     o The Sub-Adviser ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield on each Stock Selection Date; and
     o The Sub-Adviser then selects the 20 highest dividend-yielding stocks for the European 20 Strategy. Equal amounts are allocated to the 20 stocks selected for the European 20 Strategy.

THE GLOBAL 15 STRATEGY

The Global 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies which are components of Dow Jones Industrial Average ("DJIA"), the Financial Times Ordinary Index ("FT30 Index") and the Hang Seng Index. The Global 15 Strategy consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest Dividend Yields in the respective index.

Companies, which as of the Stock Selection Date, will be removed from the DJIA, the FT-30 Index and the Hang Seng Index, will be removed from the universe of securities from which the Global 15 strategy stocks are selected.

The 15 common stocks are chosen on each Stock Selection Date as follows:

     o The Sub-Adviser determines the dividend yield on each common stock in the DJIA, the FT-30 Index and the Hang Seng Index;

     o The Sub-Adviser determines the ten companies in each of the DJIA, the FT-30 Index and the Hang Seng Index that have the highest dividend yield in the respective index; and

     o Out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the common stocks of the five companies in each index with the lowest price per share.

The stocks in the Global 15 Strategy are not expected to reflect the entire DJIA, FT-30 Index or the Hang Seng Index, nor track the performance of the DJIA, the FT-30 Index or the Hang Seng Index.

THE 25 STRATEGY

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the NYSE, on each Stock Selection Date.

Companies, which as of the selection date, will be removed from the NYSE, will be removed from the universe of securities from which the 25 strategy stocks are selected.

The 25 Strategy consists of a portfolio of 25 common stocks selected through the following five-step process on each Stock Selection Date:

     o The Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, and any stock included in the DJIA);

     o Those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;

     o Those 400 common stocks are then ranked, in terms of Dividend Yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;

     o From the remaining 75 stocks, the Sub-Adviser eliminates the 50 highest dividend-yielding stocks and selects the remaining 25 stocks; and

     o The Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 common stocks selected for the strategy.

The stocks in the 25 Strategy are not expected to reflect the entire NYSE, nor track the performance of the NYSE.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o COMPANY RISK. The Fund may invest in U.S. and/or foreign traded equity securities, they are subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high Dividend Yields relative to others common stocks comprising an index. The Dividend Yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

          Value Line's Timeliness rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line. There is no assurance that the #1 ranked stocks will actually perform better that other stocks and, as a result, the Fund may underperform other similar investments.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o GROWTH INVESTING RISK. Growth stocks can perform differently from the market as a whole or other types of stocks. Growth stocks are generally priced on future earnings or anticipated earnings, and may be more expensive relative to their earnings or assets compared with other types of stocks. As a result of forward-looking growth and revenue expectations, growth stocks tend to be more sensitive to changes in their earnings, and can be more volatile than other types of stocks.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A**

[GRAPHIC OMITTED]

13.98%
------
2007

* The return of the Fund through September 30, 2008 was -28.00%.

** The Fund's returns shown in the bar chart are for the Fund's Class A shares. Class C shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the periods shown in the chart, the Fund's highest quarterly return was 10.23% (2nd quarter of 2007) and its lowest quarterly return was -3.40% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS A
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective Optimized 5 Fund
Return Before Taxes                                                       13.98%               13.86%
Return After Taxes on Distributions                                       13.87%               13.75%
Return After Taxes on Distributions and Sale of Fund Shares                9.24%               11.78%
S&P 500 Index**                                                            5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS C
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective Optimized 5 Fund                                      13.13%               13.02%
S&P 500 Index**                                                            5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on December 28, 2006.
** Indices reflect no deduction for fees, expenses, or taxes.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales (Load) Charge on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.83%                0.83%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       1.83%                2.58%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    0.63%                0.63%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,060              $743
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,453            $1,314
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,551            $2,868
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,060              $743
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,453            $1,314
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,551            $2,868
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Fund. Mellon Capital's address is 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE VIP FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective VIP Fund ("Fund") is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies:

     o    The DowSM Dividend Strategy;
     o    The European 20 Strategy;
     o    The NASDAQ(R) 25 Strategy;
     o    The S&P 24 Strategy;
     o    The Select Small-Cap Strategy; and
     o    The Value Line(R) 30 Strategy.

While each of these specialized strategies seeks to provide an above average total return or capital appreciation, each specialized strategy follows a different principal investment strategy.

The initial Stock Selection Date was on or about January 1, 2008. The next Stock Selection Date is expected to be on or about March 1, 2009. Thereafter, the Stock Selection Date will be on or about 13 months after the prior Stock Selection Date. The securities for each strategy are selected only once every 13 months on each Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, only when cash flow activity occurs. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company. On each Stock Selection Date, the Fund expects to invest in the securities determined by each strategy with an approximately equal amount invested in each strategy.

The Fund is rebalanced and reconstituted every 13 months, and therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the six specialized strategies in approximately the same proportion that such stocks are then held in the Fund (determined based on market value).

To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The securities, which comprise the above strategies, are selected as follows:

THE DOWSM DIVIDEND STRATEGY:

     The Dow Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book. The 25 companies are selected on each Stock Selection Date. The Stock Selection Date will be on or about January 1 of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date and when cash flow activity occurs in the Strategy. The Sub-Adviser may also trade for mergers or acquisitions if the original stock is not the surviving company and for dividend reinvestment.

The 25 common stocks are chosen on each Stock Selection Date as follows:

o Starting with the 100 stocks contained in the Dow Jones Select Dividend IndexSM, the Sub-Adviser selects only those stocks having at least $12.1 million of average daily dollar trading volume as of December 31, 2007. This dollar trading volume requirement will be increased by 10% annually.

o Next, the Sub-Adviser ranks the remaining stocks by the following two factors:

     o Greatest one year change in return on assets. An increase in return on assets generally indicates improving business fundamentals. |X| Lowest price-to-book. A lower, but positive, price-to-book ratio is generally used as an indication of value.

     o The Sub-Adviser then selects an approximately equal-weighted portfolio of the 25 stocks with the best overall ranking on the above two factors for the Dow Dividend Strategy.

THE EUROPEAN 20 STRATEGY:

     The European 20 Strategy seeks to achieve its objective by investing in stocks with high Dividend Yields. By selecting stocks with the highest Dividend Yields, the European 20 Strategy seeks to uncover stocks that may be out of favor or undervalued.

     The European 20 Strategy stocks are chosen each Stock Selection Date as follows:

          o The Sub-Adviser ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom by Dividend Yield on each Stock Selection Date; and

          o The Sub-Adviser then selects the 20 highest dividend-yielding stocks for the European 20 Strategy. Equal amounts are allocated to the 20 stocks selected for the European 20 Strategy.

THE NASDAQ(R) 25 STRATEGY

     The NASDAQ 25 Strategy seeks to achieve its objective by investing in the common stocks of companies that are expected to have a potential for capital appreciation. The NASDAQ 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the NASDAQ-100 Index(R). Companies, which as of the selection date, Nasdaq has announced will be removed from the NASDAQ-100 Index(R) will be removed from the universe of securities from which the NASDAQ 25 Fund stocks are selected.

     The 25 common stocks for the Strategy are selected on each Stock Selection Date through the following multi-step process from the stocks listed on the NASDAQ-100 Index.

     o First, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 75 stocks with the highest ratio of cash flow per share to stock price are selected.

     o From the selected companies, the Sub-Adviser calculates the one-year change in cash flow per share divided by the stock price. Stocks are ranked by this ratio from highest to lowest. The top 50 stocks are selected.

     o Next, the Sub-Adviser ranks the stocks based on prior six-month price appreciation. The top 25 stocks are selected.

     These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each Stock Selection Date. These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the NASDAQ 25 strategy are not expected to reflect the entire NASDAQ-100 Index(R), nor track the performance of the NASDAQ-100 Index(R).

THE S&P 24 STRATEGY

     The S&P 24 Strategy seeks to achieve its objective by investing in the common stocks of companies that have the potential for capital appreciation. To select the stocks for the S&P 24 Strategy, the Sub-Adviser selects a portfolio of common stocks of the 24 companies selected from a subset of stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index(R)"). The 24 companies are selected on each Stock Selection Date.

     Companies, which, as of the selection date, Standard & Poor's has announced will be removed from the S&P 500 Index(R) will be removed from the universe of securities from which the S&P 24 Strategy stocks are selected.

     The 24 companies are selected on each Stock Selection Date using the following steps:

          o The Sub-Adviser ranks all of the S&P economic sectors in the S&P 500 Index(R) by market capitalization. The eight largest sectors are selected;

          o The Sub-Adviser ranks the stocks in each of those eight sectors among their peers based on three distinct factors:

               o Factor 1: Highest return on assets. Stocks with high return on assets achieve better rankings.

               o Factor 2: Highest buyback yield. Buyback yield measures the percentage decrease in shares of common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

               o Factor 3: Highest bullish interest indicator. The bullish interest indicator compares the number of shares traded in months in which the stock price rose to the number of shares traded in months which the stock price declined as a percentage of total shares traded over the past twelve months. Those stocks with a high bullish interest indicator achieve better rankings.

          o The Sub-Adviser selects the three stocks from each of the eight sectors with the highest combined ranking on these three factors for S&P 24 Fund. In the event of a tie within a sector, the stock
               with  the  higher  market   capitalization  is  selected.

          o The Sub-Adviser then selects an approximately equal-weighted portfolio of the 24 stocks.

The stocks in the S&P 24 Strategy are not expected to reflect the entire S&P 500 Index, nor track the performance of the S&P 500 Index.

THE SELECT SMALL-CAP STRATEGY

     Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization ("small cap") companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq") on each Stock Selection Date. The population of securities from which the Strategy's stocks are selected is limited to stocks within a specific market capitalization range and minimum average daily trading volume requirements. As of January 31, 2008, companies with a market capitalization between $274 million and $1.64 billion range and a minimum of $2.24 mm average daily trading volume for the most recent year were included in the population. The Sub-Adviser will adjust these requirements on each Stock Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

     Companies, which as of the Stock Selection Date, have been removed from the NYSE, AMEX and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select Small-Cap Fund stocks are selected.

     The Select Small-Cap Strategy consists of a portfolio of 100 common stocks selected through the following process on each Stock Selection Date:

     o The Sub-Adviser selects all U.S. traded common stocks which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

     o From those companies, the Sub-Adviser then selects only those companies which have a market capitalization within the applicable range and also meet the average daily dollar trading volume requirement;

     o From the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;

     o From the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;

     o The Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

     o From the remaining list, the Sub-Adviser selects the 100 stocks with the greatest price appreciation in the last 12 months (highest to lowest); and

     o The Sub-Adviser then allocates among the selected 100 stocks in proportion to the relative market capitalization of each stock.

     In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

The stocks in the Select Small-Cap Strategy are not expected to reflect the entire NYSE, AMEX, or NASDAQ, nor track the performance of the NYSE, AMEX or NASDAQ.

THE VALUE LINE(R) 30 STRATEGY

     The Value Line 30 Strategy seeks to achieve its objective by investing in 30 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM. The 30 stocks are selected each Stock Selection Date by the Sub-Adviser, Mellon Capital Management, based on certain positive financial attributes. Value Line(R) ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given Value Line's #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line(R). Value Line(R) bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

     Companies which as of the Stock Selection Date, Value Line has announced will be removed from Value Line's #1 ranking for TimelinessTM, will also be removed from the universe of securities from which the Value Line 30 Strategy stocks are selected.

     The 30 stocks are chosen on each Stock Selection Date as follows:

     o Starting with the 100 stocks that Value Line(R) gives its #1 ranking for Timeliness(TM), the stocks of companies considered to be securities related issuers, the stocks of companies whose shares are not listed on a U.S. securities exchange and the stocks having market capitalizations less than $1.055 billion on or about December 31, 2007, are removed from consideration (the minimum market capitalization is adjusted each Stock Selection Date by the annual return of the S&P(R) 500);

     o Next, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 70 stocks with the highest ratio of cash flow per share to stock price are selected; and

     o From the selected companies, the Sub-Adviser selects the 30 common stocks with the highest six-month price appreciation.

     These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each "Stock Selection Date." These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the Value Line 30 strategy are not expected to reflect the entire 100 stocks that Value Line gives its #1 ranking for Timeliness(TM), nor track the performance of the 100 stocks that Value Line gives its #1 ranking for Timeliness(TM).

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o COMPANY RISK. Because the Fund invests in U.S. and foreign traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high Dividend Yields relative to others common stocks comprising an index. The Dividend Yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

          Value Line's Timeliness rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates which may reduce the U.S. dollar value because of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Certain of the companies in which the Fund may invest are small capitalization company stocks. Such companies are likely to have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

     o GROWTH INVESTING RISK. Growth stocks can perform differently from the market as a whole or other types of stocks. Growth stocks are generally priced on future earnings or anticipated earnings, and may be more expensive relative to their earnings or assets compared with other types of stocks. As a result of forward-looking growth and revenue expectations, growth stocks tend to be more sensitive to changes in their earnings, and can be more volatile than other types of stocks.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 2.01%                2.01%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       3.01%                3.76%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    1.81%                1.81%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                         CLASS A             CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,291              $983
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,916            $1,787
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $3,590            $3,886
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,291              $983
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,916            $1,787
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $3,590            $3,886
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective VIP Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE S&P 4 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective S&P 4 Fund ("Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of all capitalization companies included in the S&P 500 selected through a blend of four distinct strategies. The Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in companies included in the S&P 500.

Each strategy is run independently and results in the recommendation of 30 companies per strategy. However, the blended portfolio will not necessarily contain 120 stocks due to the potential for stock overlap. The Fund seeks to achieve its objective by making allocations of its assets to the following four strategies as determined by Standard & Poor's Investment Advisory Services LLC ("SPIAS") on the Stock Selection Date:

     o    25% in the S&P Competitive Advantage Strategy*; and
     o    25% in the S&P Dividend Income & Growth Strategy*; and
     o    25% in the S&P Intrinsic Value Strategy*; and
     o    25% in the S&P Total Yield Strategy*.

* Each of these strategies is described below.

The initial Stock Selection Date was on or about December 1, 2007. The next Stock Selection Date is expected to be on or about March 1, 2009. Thereafter, the Stock Selection Date will be on or about 13 months after the previous Stock Selection Date. The securities for each strategy are selected only on each Stock Selection Date. SPIAS generally uses a buy and hold strategy, recommending trades only around each Stock Selection Date, when cash flow activity occurs. SPIAS may also recommend trades for mergers if the original stock is not the surviving company.

The Fund is rebalanced and reconstituted every 13 months, and therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, Mellon Capital Management Corporation ("Mellon Capital") makes new purchases and sales of common stocks of the four specialized strategies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The securities which comprise the above strategies are selected as follows:

THE S&P COMPETITIVE ADVANTAGE STRATEGY:

     The strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of SPIAS, profitable and predominantly higher-quality. In selecting the companies, SPIAS looks for companies, determined by the criteria below, which are in the top decile by return on invested capital with the lowest market-to-book multiples.

     The 30 companies, which must all be included in the S&P 500, are chosen each Stock Selection Date as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS excludes stocks with a S&P Quality Rank of B- or lower; and then,

     o Of the remaining, SPIAS selects the top 50 stocks as ranked by return on invested capital; and then,

     o    SPIAS selects the 30 stocks with the lowest price to book multiple.

THE S&P DIVIDEND INCOME & GROWTH STRATEGY:

     The strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 30 companies, determined by the criteria below, that have the highest indicated annual dividend yields
("Dividend Yield") within their sector. The three stocks with the highest Dividend Yield, determined by the criteria below, are selected from each of 10 economic sectors in the S&P 500. The 30 companies, which must all be included in the S&P 500, are chosen each Stock Selection Date as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS selects stocks with an S&P Quality Rank of B+ or better and an S&P Credit Rating of BBB+ or better. If a total of three stocks do not pass the screens in a particular sector, the S&P Credit Rating hurdle will be lowered until a total of 3 stocks qualify; and then

     o SPIAS selects from each of ten economic sectors in the S&P 500 the three stocks with the highest Dividend Yield.

THE S&P INTRINSIC VALUE STRATEGY:

     The strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of SPIAS, companies with positive free cash flows and low external financing needs.

     The 30 companies, which must all be included in the S&P 500, are chosen each Stock Selection Date as follows:

     o First, from the companies included in the S&P 500 Index, excluding financial companies, SPIAS selects stocks with a S&P Quality Rank of B or better and a S&P Credit Rating of BB- or better; and then

     o SPIAS selects only those stocks with a positive value of free cash flow; and then

     o SPIAS selects only those stocks with a decreasing amount of shares outstanding; and then

     o SPIAS selects the top 30 stocks as measured by highest free cash flow yield.

THE S&P TOTAL YIELD STRATEGY:

     The strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 30 companies determined by the criteria below, that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders). SPIAS seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

     The 30 companies, which must all be included in the S&P 500, are chosen each Stock Selection Date as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS selects stocks with a S&P Quality Rank of B or better; and then

     o    SPIAS  selects the 30 stocks with the  highest  S&P Total  Yield.  S&P
          Total Yield is defined by taking the sum of the cash dividend, net cash used for stock repurchases, and net cash used to retire debt divided by the company's market capitalization.

Companies, which as of the Stock Selection Date, S&P has announced will be removed from the S&P 500, will be removed from the universe of securities from which the Fund stocks of the four strategies above are selected.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, SPIAS may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

     o COMPANY RISK. Because the Fund invests in U.S. traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the Fund will be able to accurately identify investment opportunities in line with their principal investment strategies.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in the selected companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o GROWTH INVESTING RISK. Growth stocks can perform differently from the market as a whole or other types of stocks. Growth stocks are generally priced on future earnings or anticipated earnings, and may be more expensive relative to their earnings or assets compared with other types of stocks. As a result of forward-looking growth and revenue expectations, growth stocks tend to be more sensitive to changes in their earnings, and can be more volatile than other types of stocks.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.90%                0.90%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 1.33%                1.33%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       2.48%                3.23%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    1.18%                1.18%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.30%                2.05%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.30% for Class A and 2.05% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                           CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $700              $308
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,197              $885
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,719            $1,586
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $3,145            $3,450
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $700              $208
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,197              $885
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,719            $1,586
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $3,145            $3,450
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Fund engages co-Sub-Advisers. SPIAS serves as the Sub-Adviser responsible for the selection and allocation of investments. Mellon Capital serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of financial market intelligence, including independent credit ratings, indices, risk evaluation, investment research and data. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corp., a publicly traded financial and bank holding company.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated October 31, 2008.

JACKSON PERSPECTIVE MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Money Market Fund ("Perspective Money Market Fund") is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Perspective Money Market Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or fewer. The Perspective Money Market Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Perspective Money Market Fund does not apply to the market value of such security or to shares of the Perspective Money Market Fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Perspective Money Market Fund's overall weighted average maturity. The overall weighted average maturity of the Perspective Money Market Fund's investments is 90 days or fewer.

The Sub-Adviser manages the Perspective Money Market Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Perspective Money Market Fund may invest more than 25% of its assets in the banking industry.

PRINCIPAL RISKS OF INVESTING IN THE PERSPECTIVE MONEY MARKET FUND. An investment in the Perspective Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Perspective Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Perspective Money Market Fund. While the Perspective Money Market Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Perspective Money Market Fund itself. A variety of factors may influence its investment performance, such as:

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Perspective Money Market Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Perspective Money Market Fund's performance to fluctuate more than if it held only U.S. securities.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Perspective Money Market Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as, factors affecting the financial stability of borrowers. The bank securities in which the Perspective Money Market Fund may invest typically are not insured by the Federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Perspective Money Market Fund paid for it.

     o U.S. GOVERNMENT SECURITIES RISK. The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S.
          Government  may  choose  not to  provide  financial  support  to  U.S.
          Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

          On September 2008, the FHLMC and FNMA were placed under the conservatorship of the Federal Housing Finance Agency. Also in September 2008, the U.S. Department of the Treasury announced (i) a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities, and (ii) took additional steps to provide liquidity to FHLMC and FNMA. It is unclear what effect the conservatorship and actions by the Treasury Department will have on FHLMC and FNMA. FHLMC and FNMA also recently have been the subject of increased scrutiny by Congress, and investigation by federal regulators over accounting and corporate governance matters. The results of any legislation or investigation could adversely affect FHLMC and/or FNMA and, as a result, the payment of principal or interest on mortgage-backed and mortgage-related securities.

In addition, the performance of the Perspective Money Market Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Perspective Money Market Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

An investment in the Perspective Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency or department. Although the Perspective Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Perspective Money Market Fund.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A

[GRAPHIC OMITTED]

4.43%
-----
2007

* The return of the Fund through September 30, 2008 was 1.62%.

In the periods shown in the chart, the Fund's highest quarterly return was 1.13% (3rd quarter of 2007) and its lowest quarterly return was 1.04% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------- --------------------- --------------------
                                                                               1 year            Life of Fund*
----------------------------------------------------------------------- --------------------- --------------------
Jackson Perspective Money Market Fund                                            4.43%                4.40%
Merrill Lynch Treasury Bill Index (3 month)                                      5.00%                5.00%
----------------------------------------------------------------------- --------------------- --------------------

The 7-day yield of the Fund on December 31, 2007, was 4.04%.
The Merrill Lynch Treasury Bill Index (3 month) is a broad-based unmanaged index.
* The Fund began operations on December 28, 2006.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Perspective Money Market Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------------------------------------------- ---------------

---------------------------------------------------------------------------------------- ---------------
---------------------------------------------------------------------------------------- ---------------
Maximum Front-End Sales Charge (as a percentage of offering price)                       None
---------------------------------------------------------------------------------------- ---------------
---------------------------------------------------------------------------------------- ---------------
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or           None*
redemption price, whichever is less)
---------------------------------------------------------------------------------------- ---------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------ ---------------------
                                                                   CLASS A
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Management Fee/Administrative Fee                                    0.50%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Rule 12b-1 Fee                                                       0.25%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Other Expenses                                                       0.37%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Total Annual Fund Operating Expenses (1)                             1.12%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Fee Waiver and/or Expense Reimbursement (1)                          0.27%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Net Expenses (1)                                                     0.85%
------------------------------------------------------------ ---------------------

* If you exchange your shares of another fund of the JNL Investors Series Trust for shares in the Jackson Perspective Money Market Fund the CDSC will stop aging until the shares are exchanged into another Fund. If you redeem the shares, a CDSC would be charged as follows:

--------------------------------------------- ----------- -----------
COMPLETED YEARS SINCE PURCHASE OF SHARES          0           1+
--------------------------------------------- ----------- -----------
--------------------------------------------- ----------- -----------
Applicable Charge                                 1%          0%
(% OF LESSER OF THE VALUE AND THE ORIGINAL
COST OF SHARES REDEEMED)
--------------------------------------------- ----------- -----------

(1) JNAM has contractually agreed to waive fees and reimburse expenses of the Perspective Money Market Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 0.85%. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Perspective Money Market Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) a 5% annual return each year; (2) all dividends and distributions are reinvested; and (3) the Perspective Money Market Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH PERIOD)               CLASS A
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $87
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                            $329
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 Years                                                                            $591
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                         $1,339
--------------------------------------------------------------------------- --------------------

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF EACH PERIOD)        CLASS A
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $87
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                            $329
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 Years                                                                            $591
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                         $1,339
--------------------------------------------------------------------------- --------------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE PERSPECTIVE MONEY MARKET FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Perspective Money Market Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Perspective Money Market Fund's policies and procedures with respect to the disclosure of the Perspective Money Market Fund's portfolio securities is available (i) in the Perspective Money Market Fund's SAI, and (ii) on the Perspective Money Market Fund's website (WWW.JACKSON.COM).

THE SUB-ADVISER. The Sub-Adviser to the Perspective Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2008, Wellington Management had investment management authority with respect to approximately $427 billion in assets.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Perspective Money Market Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JNL MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The JNL Money Market Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or fewer. The JNL Money Market Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the JNL Money Market Fund does not apply to the market value of such security or to shares of the JNL Money Market Fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the JNL Money Market Fund's overall weighted average maturity. The overall weighted average maturity of the JNL Money Market Fund's investments is 90 days or fewer.

The Sub-Adviser manages the JNL Money Market Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The JNL Money Market Fund may invest more than 25% of its assets in the banking industry.

This Fund is not available to the public.

PRINCIPAL RISKS OF INVESTING IN THE JNL MONEY MARKET FUND. An investment in the JNL Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the JNL Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the JNL Money Market Fund. While the JNL Money Market Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the JNL Money Market Fund itself. A variety of factors may influence its investment performance, such as:

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the JNL Money Market Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the JNL Money Market Fund's performance to fluctuate more than if it held only U.S. securities.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the JNL Money Market Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as, factors affecting the financial stability of borrowers. The bank securities in which the JNL Money Market Fund may invest typically are not insured by the Federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the JNL Money Market Fund paid for it.

     o U.S. GOVERNMENT SECURITIES RISK. The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S.
          Government  may  choose  not to  provide  financial  support  to  U.S.
          Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

          On September 2008, the FHLMC and FNMA were placed under the conservatorship of the Federal Housing Finance Agency. Also in September 2008, the U.S. Department of the Treasury announced (i) a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities, and (ii) took additional steps to provide liquidity to FHLMC and FNMA. It is unclear what effect the conservatorship and actions by the Treasury Department will have on FHLMC and FNMA. FHLMC and FNMA also recently have been the subject of increased scrutiny by Congress, and investigation by federal regulators over accounting and corporate governance matters. The results of any legislation or investigation could adversely affect FHLMC and/or FNMA and, as a result, the payment of principal or interest on mortgage-backed and mortgage-related securities.

In addition, the performance of the JNL Money Market Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the JNL Money Market Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

An investment in the JNL Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency or department. Although the JNL Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the JNL Money Market Fund.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A

[GRAPHIC OMITTED]

4.93%     5.15%
---------------
2006      2007

*The return of the Fund through September 30, 2008 was 2.13%.

In the periods shown in the chart, the Fund's highest quarterly return was 1.30% (3rd quarter of 2007) and its lowest quarterly return was 1.07% (1st quarter of 2006).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------- --------------------- --------------------
                                                                               1 year            Life of Fund*
----------------------------------------------------------------------- --------------------- --------------------
JNL Money Market Fund                                                            5.15%                4.97%
Merrill Lynch Treasury Bill Index (3 month)**                                    5.00%                4.86%
Merrill Lynch Treasury Bill Index (0-3 months)**                                 4.78%                4.78%
----------------------------------------------------------------------- --------------------- --------------------

The 7-day yield of the Fund on December 31, 2007, was 4.55%.
The Merrill Lynch Treasury Bill Index (3 month) is a broad-based unmanaged index. The Merrill Lynch Treasury Bill Index (0-3 months) is a broad-based unmanaged index.

* The Fund began operations on November 1, 2005.
** Indices reflect no deduction for fees, expenses, or taxes.

Effective December 29, 2008, the Fund replaced the Merrill Lynch Treasury Bill Index (0-3 months) (the "Prior Index") with the Merrill Lynch Treasury Bill Index (3 month) (the "New Index") as its benchmark.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the JNL Money Market Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

------------------------------------------------------------ ---------------------

------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Maximum Front-End Sales Charge (as a percentage of                   None
offering price)
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Maximum Contingent Deferred Sales Charge (as a percentage            None
of purchase price or redemption price, whichever is less)
------------------------------------------------------------ ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------- --------------------

------------------------------------------------------------- --------------------
------------------------------------------------------------- --------------------
Management Fee/Administrative Fee                                    0.20%
------------------------------------------------------------- --------------------
------------------------------------------------------------- --------------------
Rule 12b-1 Fee                                                       0.00%
------------------------------------------------------------- --------------------
------------------------------------------------------------- --------------------
Other Expenses                                                       0.01%
------------------------------------------------------------- --------------------
------------------------------------------------------------- --------------------
Total Annual Fund Operating Expenses                                 0.21%
------------------------------------------------------------- --------------------

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the JNL Money Market Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) a 5% annual return each year; (2) all dividends and distributions are reinvested; and (3) the JNL Money Market Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH PERIOD)
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $22
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                             $68
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 years                                                                            $118
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                           $268
--------------------------------------------------------------------------- --------------------

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF EACH PERIOD)
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $22
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                             $68
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 years                                                                            $118
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                           $268
--------------------------------------------------------------------------- --------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE JNL MONEY MARKET FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the JNL Money Market Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the JNL Money Market Fund's policies and procedures with respect to the disclosure of the JNL Money Market Fund's portfolio securities is available (i) in the JNL Money Market Fund's SAI, and
(ii) by calling JNL Investors Series Trust Service Center at 1-800-392-2909.

THE SUB-ADVISER. The Sub-Adviser to the JNL Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2008, Wellington Management had investment management authority with respect to approximately $427 billion in assets.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the JNL Money Market Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is in the JNL Money Market Fund's Semi-Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE CORE EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Core Equity Fund ("Fund") is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the S&P 500 Index at the time of the initial purchase. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the S&P 500 Index is currently between $452.2 million and $417.8 billion. Equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

In managing the Fund, the Sub-Adviser generally employs a "core value" strategy whereby, under normal market conditions, approximately 60% of the account is managed with an active bottom-up "value" style and the balance of the portfolio is generally managed in a benchmark-aware "completion" style. In connection with the value component, the Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. The completion component consists of approximately 45-55 stocks and both quantitative and qualitative methods are used to facilitate both the benchmark aware style and the active overlay. The Sub-Adviser employs a risk modeling system in managing the benchmark aware and quantitative element of the portfolio, and analyzes the stocks in the portfolio and weights them relative to the weightings of the benchmark based on their valuations and fundamentals.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a              5.75%%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.90%                0.90%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.34%                0.34%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.24%                1.24%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.40% for Class A and 2.15% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $126              $126
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $393              $393
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $681              $681
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,500            $1,500
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $126              $126
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $393              $393
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $681              $681
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,500            $1,500
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated and unaffiliated money market funds and/or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Core Equity Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. As of November 30, 2008, PPM, an affiliate of the investment adviser to the Trust, managed approximately $65 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. All decisions are made by no less than three of the four investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $4.1 billion in assets, including approximately $3.3 billion in large cap value assets for various institutional clients based in the U.S. and abroad. Mr. Brody, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-eight years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982. Mr. Brody has been a portfolio manager since the inception of the Fund.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-three years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988. Mr. Yee has been a portfolio manager since the inception of the Fund.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-two years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois. Mr. Zick has been a portfolio manager since the inception of the Fund.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been a portfolio manager since the inception of the Fund.

Kevin R. McCloskey, CFA, is a Senior Managing Director and Portfolio Manager within the Equity Team. Prior to joining PPM in September 2008, spent nine years at Federated Investors, where he most recently served as a Vice-President, Senior Portfolio Manager responsible for large-cap value equity portfolio management. Prior thereto, Mr. McCloskey also worked with Killian Asset Management as a portfolio manager and investment analyst. Before joining the asset management field, Mr. McCloskey was a Captain in the United States Air Force where his duties included program and project management. He holds a BS in Aerospace Engineering from the University of Notre Dame and an MBA from the University of Dayton. Mr. McCloskey completed the Chartered Financial Analyst program in 1997.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated October 31, 2008.

JACKSON PERSPECTIVE LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Large Cap Value Fund ("Fund") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations of between $2.5 billion and $417.8 billion under normal market conditions at the time of the initial purchase. This range will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

The Sub-Adviser typically selects companies whose stocks are underpriced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.90%                0.90%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.35%                0.35%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.25%                1.25%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.40% for Class A and 2.15% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $127              $127
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $397              $397
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $686              $686
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,511            $1,511
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $127              $127
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $397              $397
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $686              $686
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,511            $1,511
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated and unaffiliated money market funds and/or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Large Cap Value Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. As of November 30, 2008, PPM, an affiliate of the investment adviser to the Trust, managed approximately $65 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. All decisions are made by no less than three of the four investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $4.1 billion in assets, including approximately $3.3 billion in large cap value assets for various institutional clients based in the U.S. and abroad. Mr. Brody, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982. Mr. Brody has been a portfolio manager since the inception of the Fund.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988. Mr. Yee has been a portfolio manager since the inception of the Fund.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois. Mr. Zick has been a portfolio manager since the inception of the Fund.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been a portfolio manager since the inception of the Fund.

Kevin R. McCloskey, CFA, is a Senior Managing Director and Portfolio Manager within the Equity Team. Prior to joining PPM in September 2008, spent nine years at Federated Investors, where he most recently served as a Vice-President, Senior Portfolio Manager responsible for large-cap value equity portfolio management. Prior thereto, Mr. McCloskey also worked with Killian Asset Management as a portfolio manager and investment analyst. Before joining the asset management field, Mr. McCloskey was a Captain in the United States Air Force where his duties included program and project management. He holds a BS in Aerospace Engineering from the University of Notre Dame and an MBA from the University of Dayton. Mr. McCloskey completed the Chartered Financial Analyst program in 1997.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated October 31, 2008.

JACKSON PERSPECTIVE MID CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Mid Cap Value Fund ("Fund") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index at the time of the initial purchase. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap Index is currently between $15.8 million and $14.2 billion. Equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

The Sub-Adviser typically selects companies whose stocks are under priced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser generally relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value of a stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value of the factors that the manager believes will increase the price of the security do not occur.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.95%                0.95%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.34%                0.34%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.29%                1.29%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.50% for Class A and 2.25% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A             CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $131              $131
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $409              $409
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $708              $708
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,556            $1,556
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $131              $131
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $409              $409
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $708              $708
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,556            $1,556
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Mid Cap Value Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. As of November 30, 2008, PPM, an affiliate of the investment adviser to the Trust, managed approximately $65 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. All decisions are made by no less than three of the four investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $4.1 billion in assets for various institutional clients based in the U.S. and abroad. Mr. Brody, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982. Mr. Brody has been the portfolio manager since the inception of the Fund.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988. Mr. Yee has been the portfolio manager since the inception of the Fund.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois. Mr. Zick has been the portfolio manager since the inception of the Fund.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been the portfolio manager since the inception of the Fund.

Kevin R. McCloskey, CFA, is a Senior Managing Director and Portfolio Manager within the Equity Team. Prior to joining PPM in September 2008, spent nine years at Federated Investors, where he most recently served as a Vice-President, Senior Portfolio Manager responsible for large-cap value equity portfolio management. Prior thereto, Mr. McCloskey also worked with Killian Asset Management as a portfolio manager and investment analyst. Before joining the asset management field, Mr. McCloskey was a Captain in the United States Air Force where his duties included program and project management. He holds a BS in Aerospace Engineering from the University of Notre Dame and an MBA from the University of Dayton. Mr. McCloskey completed the Chartered Financial Analyst program in 1997.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated October 31, 2008.

JACKSON PERSPECTIVE SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Small Cap Value Fund ("Fund") is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing, primarily, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations of between $15.8 million and $2.5 billion under normal market conditions at the time of initial purchase. This range will vary with market conditions over time. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants.

The Sub-Adviser typically selects companies whose stocks are under priced relative to other stocks, determined by price/earnings ratios, cash flows or other measures. The Sub-Adviser generally relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-Adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.

The Fund may also invest in preferred stocks and securities convertible into common stock. The Fund will only purchase convertible securities that, at the time of purchase, are investment grade or, if unrated, are determined by the Sub-Adviser to be of comparable quality.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established companies. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.00%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.33%                0.33%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.33%                1.33%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.60% for Class A and 2.35% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $135              $135
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $421              $421
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $729              $729
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,601            $1,601
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $135              $135
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $421              $421
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $729              $729
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,601            $1,601
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Small Cap Value Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. As of November 30, 2008, PPM, an affiliate of the investment adviser to the Trust, managed approximately $65 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM utilizes teams of investment professionals acting together to manage the assets of the Fund. All decisions are made by no less than three of the four investment professionals. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. The Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $4.1 billion in assets, including approximately $102.5 million in small cap value assets for various institutional clients based in the U.S. and abroad. Mr. Brody, as head of the team, has the ultimate decision making responsibility for the decisions, but the process reflects the recommendations of the team.

Richard S. Brody, CFA, is an Executive Vice President and Head of Equity Management of PPM. Mr. Brody has over twenty-seven years of investment industry experience. Prior to joining PPM in 1992, Mr. Brody was a senior member of the investment team at the Chicago Group of Morgan Stanley Asset Management. Previously, he spent seven years at Hewitt Associates. Mr. Brody has also worked at the First National Bank of Chicago in their trust investment unit. Mr. Brody received a BA in Economics from UCLA and an MBA in Finance from The Wharton School at the University of Pennsylvania. He completed the Chartered Financial Analyst program in 1982. Mr. Brody has been the portfolio manager since the inception of the Fund.

Samuel A. Yee, CFA, acts as Senior Managing Director and Portfolio Manager of PPM's Equity products. Mr. Yee has over twenty-two years of experience in investment research. Prior to joining PPM in 1992, Mr. Yee served as Vice President, Senior Investment Analyst with the First National Bank of Chicago's trust investment unit. He has also worked with E.I. DuPont de Nemours and Co. Pension Fund and Allstate Insurance Company as a senior investment analyst. Before entering the investment industry, Mr. Yee spent seven years as an Industrial Engineer. He received a BS in General Engineering from the University of Illinois and an MBA in Finance from DePaul University. He completed the Chartered Financial Analyst program in 1988. Mr. Yee has been the portfolio manager since the inception of the Fund.

Alford E. Zick is a Senior Managing Director and Portfolio Manager of PPM's Equity Group. Mr. Zick has over thirty-one years of investment management experience. Prior to joining PPM in 1999, Mr. Zick was a Principal and Co-Portfolio Manager of Morgan Stanley Asset Management's large cap value product. Previously, he was the Director of Investment Relations at Chicago Pacific Corporation and before that, Mr. Zick was the Director of Pension and Benefit Assets at Staley Continental, Inc. He holds a BS in Accounting from the University of Illinois. Mr. Zick has been the portfolio manager since the inception of the Fund.

Jeffrey J. Moran, CFA, CPA, is a Managing Director and Portfolio Manager within PPM's Equity Group. Prior to joining PPM in 2004, Mr. Moran spent four years as a Senior Research Officer at John Hancock Funds and before that he was a Senior Investment Analyst at Federated Investors. Mr. Moran received a BS in Accounting from the University of North Carolina at Charlotte and a Master of Accounting
(MAC) from the University of North Carolina at Chapel Hill. He earned his MBA from Cornell University in 1997. Mr. Moran is a Certified Public Accountant. He completed the Chartered Financial Analyst program in 2001. Mr. Moran has been the portfolio manager since the inception of the Fund.

Kevin R. McCloskey, CFA, is a Senior Managing Director and Portfolio Manager within the Equity Team. Prior to joining PPM in September 2008, spent nine years at Federated Investors, where he most recently served as a Vice-President, Senior Portfolio Manager responsible for large-cap value equity portfolio management. Prior thereto, Mr. McCloskey also worked with Killian Asset Management as a portfolio manager and investment analyst. Before joining the asset management field, Mr. McCloskey was a Captain in the United States Air Force where his duties included program and project management. He holds a BS in Aerospace Engineering from the University of Notre Dame and an MBA from the University of Dayton. Mr. McCloskey completed the Chartered Financial Analyst program in 1997.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated October 31, 2008.

JACKSON PERSPECTIVE TOTAL RETURN FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Total Return Fund ("Fund") is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Aggregate Bond Index, which as of November 30, 2008 was 4.0 years.

The Fund may invest up to 20% of its total assets in high-yield securities ("junk bonds") rated B or higher by Moody's or equivalently rated by S&P or Fitch, or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers, including emerging markets issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Fund may invest all of its assets in derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund's investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

     o Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
     o Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
     o    Mortgage-backed and other asset-backed securities;
     o    Inflation-indexed bonds issued both by governments and corporations;
     o Structured notes, including hybrid or "indexed" securities, event-linked bonds;
     o    Loan participations and assignments;
     o    Delayed funding loans and revolving credit facilities;
     o Bank certificates of deposit, fixed time deposits and bankers' acceptances;
     o    Repurchase agreements and reverse repurchase agreements;
     o Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
     o Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises, which includes emerging market debt securities; and
     o Obligations of international agencies or supranational entities, which includes emerging market debt securities.

As noted above, the Fund may also invest in derivatives based on Fixed Income Instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o FOREIGN SECURITIES RISk. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKET RISK. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notational value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o INTEREST RATE RISK. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. A broad-based market drop may also cause a bond's price to fall. Duration is a measure of the sensitivity of a fund's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. For example, if a fund had an average duration of five years and interest rates rose by one percentage point, the net asset value of the fund would decline by approximately 5%. Conversely, if a fund had an average duration of five years and interest rates declined by one percentage point, the net asset value of the fund would increase by approximately 5%.

     o HIGH-YIELD BONDS, LOWER-RATED BONDS, AND UNRATED SECURITIES. High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as "junk bonds," and are considered below "investment-grade" by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o CREDIT RISK. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. Bond value typically declines if the issuer's credit quality deteriorates.

     o U.S. GOVERNMENT SECURITIES RISK. The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S.
          Government  may  choose  not to  provide  financial  support  to  U.S.
          Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

          On September 2008, the FHLMC and FNMA were placed under the conservatorship of the Federal Housing Finance Agency. Also in September 2008, the U.S. Department of the Treasury announced (i) a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities, and (ii) took additional steps to provide liquidity to FHLMC and FNMA. It is unclear what effect the conservatorship and actions by the Treasury Department will have on FHLMC and FNMA. FHLMC and FNMA also recently have been the subject of increased scrutiny by Congress, and investigation by federal regulators over accounting and corporate governance matters. The results of any legislation or investigation could adversely affect FHLMC and/or FNMA and, as a result, the payment of principal or interest on mortgage-backed and mortgage-related securities.

     o ISSUER RISK. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

     o PORTFOLIO TURNOVER. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase realized-short-term capital gains and losses.

     o MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK. A Fund that purchases mortgage-related securities and mortgage-backed securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. Rising interest rates and falling property prices may increase the likelihood that individuals and entities may fall behind or fail to make payments on their mortgages. This is referred to as default risk. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. In addition, a number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities. Mortgage-related securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

          Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral. An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation, interest rates, and/or tax policies.

     o TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               3.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00%(1)                1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (3)                                             0.30%                0.30%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (4)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (5)                       1.05%                1.05%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(5) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 0.95% for Class A and 1.70% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same 1. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $107              $107
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $334              $334
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $107              $107
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $334              $334
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. The Fund seeks to consistently add value relative to the Barclays Capital Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Barclays Capital Aggregate Bond Index. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the Jackson Perspective Total Return Fund is PPM America, Inc. ("PPM"), located at 225 West Wacker Drive, Chicago, Illinois 60606. As of November 30, 2008, PPM, an affiliate of the investment adviser to the Trust, managed approximately $65 billion in assets, including those of Jackson National Life Insurance Company and of other affiliated and unaffiliated companies. PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Michael T. Kennedy, CFA, Managing Director and Portfolio Manager and a member of PPM's Public Fixed Income Group, manages the assets of the Fund. PPM's Public Fixed Income Group currently manages approximately $51.3 billion in assets for various institutional clients based in the U.S. and abroad. Mr. Kennedy serves as lead portfolio manager with respect to the management of the Fund, and has supervisory responsibility for all portfolio management decisions. Mr. Willey assists Mr. Kennedy with respect to management of the Fund.

Mr. Kennedy is also responsible for managing one synthetic Collateralized Debt Obligation ("CDO") with assets of approximately $200 million. Mr. Kennedy joined PPM America in October 2006 as a portfolio manager for synthetic CDOs, and has over 22 years of investment experience. Prior to joining PPM, Mr. Kennedy was a senior vice president and portfolio manager for Columbia Management Group, formerly Stein Roe & Farnham, managing fixed income mutual funds and institutional client portfolios. Prior to joining Stein Roe in 1987, Mr. Kennedy worked for Homewood Federal Savings & Loan as the assistant director of portfolio management. Mr. Kennedy earned a Bachelors of Science Degree in Business Administration from Marquette University in 1984 and a Masters of Management Degree from Northwestern University in 1988, and is also a Chartered Financial Analyst.

Matt Willey, Vice President and Assistant Client Portfolio Manager, also assists in the management of accounts for Prudential plc-related affiliated insurance companies in the context of their general account management with approximately $12 billion in AUM. Mr. Willey joined PPM America in 2003 and joined the Public Fixed Income team in April 2004. Mr. Willey also spends a significant amount of time working with the quantitative research group. Prior to PPM, Mr. Willey was an audit manager at Ernst & Young LLP focusing mostly on the financial services industry. His client base was composed primarily of hedge funds, banks, and insurance companies. Mr. Willey earned a B.A. in Accounting from Ohio University in 1997 and a Masters in Financial Mathematics from the University of Chicago in 2007, and is also a Certified Public Accountant and holds a Chartered Financial Analyst designation.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE ASIA PACIFIC EX-JAPAN BOND FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Asia Pacific ex-Japan Bond Fund ("Fund") is to maximize total returns.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio consisting of bonds (fixed income or debt securities) issued by Asia Pacific ex-Japan entities or their Asian subsidiaries, where (i) securities of issuers are organized under the laws of the country or of a country within the geographic region or (ii) maintain their principal place of business in that country or region; or (iii) securities are traded principally in the country or region; or
(iv) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region. The Asia Pacific ex-Japan region includes, but is not limited to, the following countries: Korea; Taiwan; Hong Kong; Philippines; Thailand; Malaysia; Singapore; Indonesia; People's
Republic of China; India; Pakistan; Vietnam; Australia; and New Zealand. The Fund's portfolio primarily consists of securities denominated in US dollars and the various Asian currencies and aims to maximize total returns through investing in bonds and other fixed income or debt securities that are rated highly rated, not as highly rated as well as unrated.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns, or for efficient portfolio management or for hedging purposes. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o ASIAN CONCENTRATION RISK. Because the Fund's investments are concentrated in Asian countries, the Fund's performance is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports, and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               3.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.90%                0.90%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.14%                0.14%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.02%                0.02%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.06%                1.06%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.30% for Class A and 2.05% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $108              $108
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $337              $337
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $585              $585
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,294            $1,294
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $108              $108
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $337              $337
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $585              $585
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,294            $1,294
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITION. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund's portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Asia Pacific ex-Japan Bond Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 01 Prudential Tower, Singapore 049712. PAM Singapore is an affiliate of the investment adviser to the Trust and is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Ooi Boon Peng, CIO, Fixed Income of PAM Singapore, has 21 years of experience in investment and foreign reserves management. He is currently responsible for the Asian Fixed Income Team. Boon Peng was previously the CIO & Executive Director, Alternative Investment, at UOB Asset Management where he was responsible for the business and investment management of US$7.5 billon of CDO assets under management. Before joining UOB AM, Mr. Ooi was the Head of Fixed Income at Fullerton Fund Management Company (a member of Temasek Holdings) from July 2003 to September 2005. There, he oversaw the management of Temasek Holding's fixed income investments in developed and emerging bond markets. Mr. Ooi had spent over 15 years of his career with the Monetary Authority of Singapore (MAS) where he worked in various areas of the Reserves Management Department, including seven years managing funds out of the MAS New York Office. Boon Peng has been a portfolio manager of the Fund since the Fund's inception.

Low Guan Yi, Associate Director, Fixed Income of PAM Singapore, has 8 years of investment experience in Asian fixed income. She is currently responsible for the pan-Asian local currency bond portfolios and the Singapore and Philippines country funds. Boon Peng has overriding power on the investment decisions made by Guan Yi. Prior to joining, she helped to launch and manage an Asian local currency fund at Bank Pictet et Cie Asia Ltd. Before that, she was managing Asian local currency and credit portfolios at Fullerton Fund Management Company (a member of Temasek Holdings), and at Standard Chartered Bank Singapore. Guan Yi holds a Bachelor of Business from Nanyang Technological University, Singapore and is a Chartered Financial Analyst (CFA) Charterholder (2001). Guan Yi has been a portfolio manager of the Fund since the Fund's inception.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE ASIA EX-JAPAN FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Asia ex-Japan Fund ("Fund") is long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective of long-term capital appreciation by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the Asia ex-Japan region where the (i) securities of issuers organized under the laws of the country or of a country within the geographic region or (ii) maintains their principal place of business in that country or region; or (iii) securities are traded principally in the country or region; or (iv) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region. The Asia ex-Japan region includes, but is not limited to, the following countries: Korea; Taiwan; Hong Kong; Philippines; Thailand; Malaysia; Singapore; Indonesia; People's Republic of China; India; Pakistan and Vietnam. The Fund may also invest in depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), debt securities convertible into common shares, preference shares, warrants and initial public offerings. In choosing stocks, the Fund emphasizes those that are ranked as relatively undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear relatively overvalued.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns, or for efficient portfolio management or for hedging purposes. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o ASIA EX-JAPAN CONCENTRATION RISK. Because the Fund's investments are concentrated in Asia ex-Japan countries, the Fund's performance is expected to be closely tied to social, political and economic conditions within these countries and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports, and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

     o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.10%                1.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.52%                0.52%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.01%                0.01%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.63%                1.63%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.70% for Class A and 2.45% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $166              $166
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $514              $514
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $887              $887
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,933            $1,933
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $166              $166
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $514              $514
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $887              $887
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,933            $1,933
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Asia ex-Japan Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 01 Prudential Tower, Singapore 049712. PAM Singapore is an affiliate of the investment adviser to the Trust and is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Kannan Venkataramani is a Regional Portfolio Manager at PAM Singapore and manages a wide range of regional products for retail and institutional clients. Kannan joined PAM Singapore in February 2007. Kannan joined the Hong Kong affiliate of PAM Singapore in 2002, where he covered India, Indonesia, the Philippines and Taiwan and also managed several country-focused and regional portfolios. Prior to joining the Hong Kong affiliate of PAM Singapore, Kannan was a Portfolio Manager at the Group's asset management joint venture in India, focusing on the Indian equities market. Kannan has over 13 years of investment experience. Kannan has a MBA (post graduate Diploma in Management) from the prestigious Indian Institute of Management, Ahmedabad, India and a degree in Electronic and Communication Engineering from Anna University India. He is also a Chartered Financial Analyst (CFA) Charterholder. Kannan has been the portfolio manager since the Fund's inception.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE ASIA EX-JAPAN INFRASTRUCTURE FUND

INVESTMENT  OBJECTIVE.  The investment objective of the Jackson Perspective Asia
ex-Japan   Infrastructure   Fund  ("Fund")  is  to  maximize  long-term  capital
appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in equity and equity-related securities (such as depositary receipts, convertible bonds, and warrants) of corporations deriving substantial revenue from, or whose subsidiaries, related or associated corporations are engaged in, infrastructure (i.e. energy, telecommunication services, materials, industrials (transportation and capital goods) utilities and healthcare groups) or related business and are incorporated in, or listed in, or operating principally from the Asia ex-Japan region where the (i) securities of issuers are organized under the laws of the country or of a country within the geographic region or (ii) maintain their principal place of business in that country or region; or (iii) securities are traded principally in the country or region; or (iv) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region. The Asia ex-Japan region includes, but is not limited to, the following countries: Korea; Taiwan; Hong Kong; the Philippines; Thailand; Malaysia; Singapore; Indonesia; the People's Republic of China; India; Pakistan; and Vietnam.

The Fund may also invest in depositary receipts including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), debt securities convertible into common shares, preference shares, warrants and initial public offerings.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns, or for efficient portfolio management or for hedging purposes. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

In choosing stocks, the Fund emphasizes those that are ranked as relatively undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear relatively overvalued.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o ASIA EX-JAPAN CONCENTRATION RISK. Because the Fund's investments are concentrated in Asia ex-Japan countries, the Fund's performance is expected to be closely tied to social, political and economic conditions within these countries and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports, and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o EMERGING MARKETS RISK. The Fund may invest its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.10%                1.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.43%                0.43%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.03%                0.03%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.56%                1.56%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.80% for Class A and 2.55% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $159              $159
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $493              $493
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $850              $850
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,856            $1,856
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $159              $159
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $493              $493
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $850              $850
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,856            $1,856
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITION. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated and unaffiliated money market funds and/or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

THE  SUB-ADVISER.  The  Sub-Adviser  for the Jackson  Perspective  Asia ex-Japan
Infrastructure Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 01 Prudential Tower, Singapore 049712. PAM Singapore is an affiliate of the investment adviser to the Trust and is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Lee Sang Hoon is a Regional Portfolio Manager at PAM Singapore and manages a wide range of regional products for retail and institutional clients. Sang Hoon joined PAM Singapore in September 2008. Sang Hoon joined the Hong Kong affiliate of PAM Singapore in 2005, where he covered Korea and also managed several country-focused and regional portfolios. Prior to joining the Hong Kong affiliate of PAM Singapore, Sang Hoon was with Fidelity Investments Management (Hong Kong) Ltd. Sang Hoon has over 13 years of investment experience. Sang Hoon has a MBA and a degree in Finance from the Wharton School, University of Pennsylvania. He is also a Chartered Financial Analyst (CFA) Charterholder. Sang Hoon has been the portfolio manager of the Fund as of December 2008.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE CHINA-INDIA FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective China-India Fund ("Fund") is to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing normally, 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of corporations, which are incorporated in, or listed in, or have their area of primary activity in the People's Republic of China and India where the (i) securities of issuers are organized under the laws of the country or of a country within the geographic region or (ii) maintain their principal place of business in that country or region; or (iii) securities are traded principally in the country or region; or (iv) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region. In choosing stocks, the Fund emphasizes those that are ranked as relatively undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear relatively overvalued.

The investments of the Fund include, but are not limited to, listed securities in the regulated market, which operates regularly and is recognized, depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), debt securities convertible into common shares, preference shares, warrants and initial public offerings.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns, or for efficient portfolio management or for hedging purposes. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o COUNTRY SPECIFIC RISKS. Because the Fund will primarily invest in equity and equity-related securities in the People's Republic of China and India, the Fund will be exposed to market, currency, and other risks related to specifically to the economies of China and India. Both countries' markets are subject to volatility and structural risks. There can be no guarantee that government reforms and the move to capitalism will positively impact the economies of either country. China and India are developing countries, and stable economic growth may be hampered by a number of factors, including, but not limited, to burdensome regulatory requirements, inflation, poor allocation of resources and the reinvestment of capital, government price controls and capital restrictions, and social instability. These risks will have a corresponding affect on securities in which the Fund invests, and the Fund may experience volatility related to its concentration in China and India.

     o EMERGING MARKETS RISK. The Fund will generally invest a significant portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

     o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

     o CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

     o CYCLICAL OPPORTUNITIES RISK. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund's share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.15%                1.15%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.44%                0.44%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.01%                0.01%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.60%                1.60%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 2.00% for Class A and 2.75% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $163              $163
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $505              $505
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $871              $871
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,900            $1,900
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                           CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $163              $163
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $505              $505
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $871              $871
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,900            $1,900
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective China-India Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 01 Prudential Tower, Singapore 049712. PAM Singapore is an affiliate of the investment adviser to the Trust and is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

DR Rao has been an Investment Director at PAM Singapore since February 2007 and specializes in Indian equities. In June 2005, Mr. Rao joined the Hong Kong affiliate of PAM Singapore as Portfolio Manager. From August 2002 until June 2005, he was at the Abu Dhabi Investment Authority as an Analyst from August 2002 through June 2003 and as a Senior Analyst from June 2003 through June 2005, managing an Indian equities portfolio. He has more than 13 years of investment experience. Mr. Rao holds a Post Graduate Diploma in Management (MBA equivalent) from the Indian Institute of Management, Calcutta, India and graduated from Osmania University, Hyderabad, India with a Bachelor of Electrical Engineering degree. He is also a Chartered Financial Analyst (CFA) Charterholder. Mr. Rao has been the portfolio manager since the inception of the Fund.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE EMERGING ASIA EX-JAPAN FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Emerging Asia ex-Japan Fund ("Fund") is to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in equity and equity-related securities (such as depositary receipts, convertible bonds and warrants) of companies, which are listed, incorporated, or have their area of primary activity in the emerging Asia ex-Japan region where the (i) securities of issuers are organized under the laws of the country or of a country within the geographic region or (ii) maintain their principal place of business in that country or region; or (iii) securities are traded principally in the country or region; or (iv) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region.

The emerging Asia ex-Japan region includes but is not limited to the following countries: Philippines, Thailand, Malaysia, Indonesia, People's Republic of China, India, Pakistan, and Vietnam.

The Fund may also invest in depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)) debt securities convertible into common shares, preference shares warrants and initial public offerings.

In choosing stocks, the Fund emphasizes those that are ranked as relatively undervalued according to the Sub-Adviser's research, while underweighting or avoiding those that appear relatively overvalued.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns, or for efficient portfolio management or for hedging purposes. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o EMERGING MARKETS RISK. The Fund will invest most of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o ASIA EX-JAPAN CONCENTRATION RISK. Because the Fund's investments are concentrated in Asia ex-Japan countries, the Fund's performance is expected to be closely tied to social, political and economic conditions within these countries and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports, and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.15%                1.15%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.54%                0.54%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.01%                0.01%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.70%                1.70%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 2.00% for Class A and 2.75% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $173              $173
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $536              $536
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $923              $923
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,009            $2,009
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                           CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $173              $173
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $536              $536
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $923              $923
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,009            $2,009
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Emerging Asia ex-Japan Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 01 Prudential Tower, Singapore 049712. PAM Singapore is an affiliate of the investment adviser to the Trust and is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Kannan Venkataramani is a Regional Portfolio Manager at PAM Singapore and manages a wide range of regional products for retail and institutional clients. Kannan joined PAM Singapore in February 2007. Kannan joined the Hong Kong affiliate of PAM Singapore in 2002, where he covered India, Indonesia, the Philippines and Taiwan and also managed several country-focused and regional portfolios. Prior to joining the Hong Kong affiliate of PAM Singapore, Kannan was a Portfolio Manager at the Group's asset management joint venture in India, focusing on the Indian equities market. Kannan has over 13 years of investment experience. Kannan has a MBA (post graduate Diploma in Management) from the prestigious Indian Institute of Management, Ahmedabad, India and a degree in Electronic and Communication Engineering from Anna University India. He is also a Chartered Financial Analyst (CFA) Charterholder. Kannan has been the portfolio manager since the Fund's inception.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE JAPAN FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Japan Fund ("Fund") is to maximize long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund aims to generate positive long-term capital growth through a focused (exposure to be typically about 30 to 50 different equity issuers) portfolio of equities and equity related securities (such as depositary receipts, convertible bonds and warrants) managed without being constrained by a benchmark. Bonds may also be held as either an alternative exposure to a particular corporate issuer (where a bond is more attractive than the company's equity) or for cash management purposes through the use of short-term government securities. The Fund will invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies which are incorporated, principally listed in or have their area of primary activity in Japan where the (i) securities of issuers organized under the laws of the country or of a country within the geographic region or (ii) maintains their principal place of business in that country or region; or (iii) securities are traded principally in the country or region; or (iv) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region. In choosing stocks, the Fund adopts a value-oriented approach to investment. The Fund's approach to value investing is a price-sensitive process that aims to take advantage of asset mispricing arising from investor behavioral traits.

The Fund may also invest in depositary receipts (including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)), convertible bonds, preference shares, warrants, initial public offerings and fixed income securities issued by Japan entities.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns, or for efficient portfolio management or for hedging purposes. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

The Fund may invest up to 20% of its assets in securities outside of Japan.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o COUNTRY SPECIFIC RISK. Because the Fund will primarily invest in equity and equity-related securities in Japan, the Fund will be exposed to market, currency, and other risks related to specifically to the economies of Japan. Japan's markets are subject to volatility and structural risks. These risks will have a corresponding affect on securities in which the Fund invests, and the Fund may experience volatility related to its concentration in Japan.

          The Fund will invest the majority of its investments in Japan. Stocks of issuers in Japan are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that country specifically. Therefore, its share values may fluctuate in response to events affecting that country.

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o CURRENCY RISK. The value of a Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o VALUE INVESTING RISK. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o INTEREST RATE RISK. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.10%                1.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.19%                0.19%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.29%                1.29%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.65% for Class A and 2.40% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                           CLASS A          CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $131              $131
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $409              $409
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $708              $708
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,556            $1,556
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $131              $131
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $409              $409
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $708              $708
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,556            $1,556
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Japan Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 01 Prudential Tower, Singapore 049712. PAM Singapore is an affiliate of the investment adviser to the Trust and is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Dean Cashman (Investment Director, Japan Equities) specializes in Japan equity funds. He joined the Hong Kong Affiliate of PAM Singapore as a fund manager in 2004. Mr. Cashman previously worked for BT Fund Managers (Sydney) as the Head of Japanese equities from 1998 until 2004. He was appointed Head of Japanese Equities for BT Fund Managers (Sydney) in 1996. Mr. Cashman has over 18 years' investment experience. He holds a degree in Bachelor of Economics from University of Queensland, Australia. Mr. Cashman has been the portfolio manager since the Fund's inception.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE ASIAN PACIFIC REAL ESTATE FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Asian Pacific Real Estate Fund is to maximize income and long-term total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) primarily in listed Real Estate Investment Trusts ("REITs") and property related securities of companies (such as property stocks, convertible bonds, property IPOs), which are incorporated, principally listed in or have their area of primary activity in the Asia Pacific region including Japan, Australia, and New Zealand where the
(i) securities of issuers organized under the laws of the country or of a country within the geographic region or (ii) maintains their principal place of business in that country or region; or (iii) securities are traded principally in the country or region; or (iv) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region.

The Fund will concentrate its investments in the securities of real estate and real estate-related industries.

The Fund may also invest in depositary receipts including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), debt securities convertible into common shares, preference shares, warrants and initial public offerings.

The Fund can invest in a number of different kinds of "derivative" instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o CONVERTIBLE SECURITIES RISK. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o ASIA PACIFIC CONCENTRATION RISK. Because the Fund's investments are concentrated in Asia Pacific countries, the Fund's performance is expected to be closely tied to social, political and economic conditions within these countries and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports, and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments. Furthermore, increased political and social unrest in some Asian countries could cause economic and market uncertainty throughout the region. The auditing and reporting standards in some Asian countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

     o SYNTHETIC INSTRUMENTS RISK. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

     o REAL ESTATE INVESTMENT RISK. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

          The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

     o INDUSTRY CONCENTRATION RISK. The Fund will concentrate its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

          The Fund will concentrate its investments in the securities of real estate and real estate-related industries.

          Because the Fund will concentrate in the securities of real estate and real estate-related industries, the Fund will have risks with difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

     o INVESTMENT IN IPOS. The Fund may participate in the initial public offering ("IPO") market. Any investment the Fund may make in IPOs may significantly increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total return. The prices of IPO securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.10%                1.10%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.41%                0.41%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.01%                0.01%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (4)                       1.52%                1.52%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

(4) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.80% for Class A and 2.55% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $155              $155
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $480              $480
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $829              $829
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,813            $1,813
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $155              $155
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $480              $480
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $829              $829
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $1,813            $1,813
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser for the Jackson Perspective Asian Pacific Real Estate Fund is Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 01 Prudential Tower, Singapore 049712. PAM Singapore is an affiliate of the investment adviser to the Trust and is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Thue Isen (Investment Director) joined PAM Singapore in March 2008 and specializes in Asian equities. Before joining PAM Singapore, Mr. Isen was the Chief Portfolio Manager/Team Head at BI Asset Management Fondsmaeglerselskab A/S and BI Management A/S, both part of the BankInvest Group, which he joined from 1996 to 2008. He graduated with a degree in Bachelor of Science in Economics and Business Administration from the Copenhagen Business School, Denmark in 1996. Mr. Isen also obtained a Master of Science in Economics and Business Administration from the Copenhagen Business School, Denmark in 2001. Mr. Isen took over the portfolio management of the Fund in July 2008.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE EUROPEAN 30 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective European 30 Fund ("Fund") is to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in approximately equal amounts in the common stock of 30 companies selected FROM the MSCI Europe Index.

The 30 stocks are selected once annually on the Stock Selection Date. The initial Stock Selection Date will be on or about December 29, 2008. The next Stock Selection Date is expected to be on or about April 1, 2010. Thereafter, the Stock Selection Date will be on or about 13 months after the previous Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

As of October 31, 2008, the MSCI Europe Index consists of stocks from the following 16 developed markets: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The population of stocks is divided into the following country groupings:

1.       United Kingdom
2.       Austria, Germany, Netherlands, Switzerland
3.       Denmark, Finland, Norway, Sweden
4.       Belgium, France, Greece, Ireland, Italy, Portugal, Spain

The stocks are selected by applying the following analysis to each group on each Stock Selection Date:

     o The first screen evaluates the volatility of stocks in the population. The Sub-Adviser calculates the coefficient of variation of each stock for the prior 90 days. The coefficient of variation is the standard deviation of a stock's price. Stocks with a lower coefficient of variation are considered less volatile. The 90 stocks with the least volatility as measured by this screen are selected from each country grouping.

     o The second screen evaluates the degree of efficiency of the company's asset management. The Sub-Adviser ranks the remaining stocks based on forward-looking return on equity ("FROE") calculated as the analysts' (independent analysts' covering the stocks) consensus estimate of each company's earnings for the next year divided by the company's equity. The 60 stocks with the highest FROE are selected from each country grouping.

     o The last screen ranks companies based on a valuation model. The Sub-Adviser allocates approximately equal amounts of the Fund's investments to the 30 common stocks with the best valuation based on the Edward Bell Ohlson ("EBO") valuation to price ratio. The number of stocks selected from each country grouping is based on the aggregate market capitalization of each country grouping relative to the total market capitalization on the Stock Selection Date. The final selections from each grouping are made from the highest rated stocks based on the EBO valuation to price ratio.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Fund (determined based on market value).

Companies, which as of the Stock Selection Date, MSCI has announced will be removed from the MSCI Europe Index, will be removed from the universe of securities from which the Fund's stocks are selected.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in 30 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 30 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EUROPEAN INVESTING RISK. Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members or requires of its candidates for EMU membership. Unemployment in Europe has historically been higher than in the United States. Eastern European countries generally continue to move toward market economies. Because Fund concentrates its investments in Europe, the Fund's performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the Fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees & Expenses (3)                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (4)                                             0.30%                0.30%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (5)                       1.05%                1.05%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in money market funds used for purposes of investing available cash balances.

(4) Other Expenses are based on estimated amounts for the current fiscal year.

(5) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.30% for Class A and 2.05% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $107              $107
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $334              $334
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $107              $107
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $334              $334
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective European 30 Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated April 30, 2008.

JACKSON PERSPECTIVE PACIFIC RIM 30 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Pacific Rim 30 Fund ("Fund") is to provide capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in approximately equal amounts in the common stock of 30 companies selected from the MSCI Pacific Index.

The 30 stocks are selected once annually on the Stock Selection Date. The initial Stock Selection Date will be on or about December 29, 2008. The next Stock Selection Date is expected to be on or about April 1, 2010. Thereafter, the Stock Selection Date will be on or about 13 months after the previous Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company.

As of October 31, 2008, the MSCI Pacific Index consisted of the following 5 developed market countries: Australia, Hong Kong, Japan, New Zealand, and Singapore. The population of stocks is divided into the following country groupings:

1.       Japan
2.       Australia, Hong Kong, New Zealand, and Singapore

The stocks are selected by applying the following analysis to each group on each Stock Selection Date:

     o The first screen evaluates the volatility of stocks in the population. The Sub-Adviser calculates the coefficient of variation of each stock for the prior 90 days. The coefficient of variation is the standard deviation of a stock's price. Stocks with a lower coefficient of variation are considered less volatile. The 90 stocks with the least volatility as measured by this screen are selected from each country grouping.

     o The second screen evaluates the degree of efficiency of the company's asset management. The Sub-Adviser ranks the remaining stocks based on forward-looking return on equity ("FROE") calculated as the analysts' (independent analysts covering the stocks) consensus estimate of each company's earnings for the next year divided by the company's equity. The 60 stocks with the highest FROE are selected from each country grouping.

     o The last screen ranks companies based on a valuation model. The Sub-Adviser allocates approximately equal amounts of the Fund's investments to the 30 common stocks with the best valuation based on the Edward Bell Ohlson ("EBO") valuation to price ratio. Fifteen stocks are selected from each country grouping on the Stock Selection Date from the highest rated stocks based on the EBO valuation to price ratio.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the 30 selected companies in approximately the same proportion that such stocks are then held in the Fund (determined based on market value).

Companies, which as of the Stock Selection Date, MSCI has announced will be removed from the MSCI Pacific Index, will be removed from the universe of securities from which the Fund's stocks are selected.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in 30 companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the 30 selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o PACIFIC RIM INVESTING RISK. The Pacific Rim economies are in all stages of economic development. The majority of the economies in the region can be characterized as either developing or newly industrialized. However, the Fund will invest in developed markets. Many of the Pacific Rim economies may be intertwined, so they may experience recessions at the same time. Furthermore, many of the Pacific Rim economies are characterized by high inflation, undeveloped financial services sectors, heavy reliance on international trade, frequent currency fluctuations, devaluations, or restrictions, political and social instability, and less efficient markets. The Australia and New Zealand economies are dependent on the economies of Asian countries and on the price and demand for agricultural products and natural resources. Because the Fund's investments are concentrated in the Pacific Rim, the Fund's performance is expected to be closely tied to social, political, and economic conditions within the Pacific Rim and to be more volatile than the performance of more geographically diversified funds.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o CONCENTRATION RISK. The Fund normally holds a core portfolio of stocks of fewer companies. Generally, in the context of the total portfolio, these holdings may not be large enough to consider the fund as a whole as concentrated. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the Fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees & Expenses (3)                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (4)                                             0.30%                0.30%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (5)                       1.05%                1.05%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in money market funds used for purposes of investing available cash balances.

(4) Other Expenses are based on estimated amounts for the current fiscal year.

(5) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.30% for Class A and 2.05% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $107              $107
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $334              $334
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                           CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $107              $107
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $334              $334
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Pacific Rim 30 Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund's investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002.. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated April 30, 2008.

JACKSON PERSPECTIVE GLOBAL BASICS FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Global Basics Fund ("Fund") is to maximize long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to invest in companies operating in basic industries ("primary" and "secondary" industries) as further described below and also in companies that service these industries. The Fund may also invest in other global equities.

The Fund focuses on the "building blocks of the global economy". The Fund invests in companies that produce raw materials or turn them into products for consumers. Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy). The Sub-Adviser seeks to identify companies that exhibit the following qualities: strong competitive edge and sustainable market share (e.g. leadership in a niche market, natural barriers to entry, technological advantage); a proven business model; financial strength (eg strong balance sheet, good revenue growth); and attractive valuations. Detailed, qualitative research is used, and importance is placed upon face-to-face company meetings and visits. The visits are used to identify industry themes and trends as well as to assess the quality of the company and its management.

Under normal market conditions, the Fund will invest (at least 40% -- unless market conditions are not deemed favorable by the Sub-Adviser, in which case the Fund would invest at least 30%) in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than five different countries).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.15%                1.15%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee(2)                                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees & Expenses (3)                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (4)                                             0.30%                0.30%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (5)                       1.45%                1.45%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in money market funds used for purposes of investing available cash balances.

(4) Other Expenses are based on estimated amounts for the current fiscal year.

(5) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.50% for Class A and 2.25% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $148              $148
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $459              $459
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $148              $148
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $459              $459
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Global Basics Fund is M&G Investment Management Limited ("MAGIM") located at Laurence Pountney Hill, London EC4R 0HH. MAGIM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Graham French, Global Fund Equity Manager, joined MAGIM in 1989 as a graduate from Durham University where he studied geography. He manages two global equity funds, including M&G's proprietary fund, the M&G Global Basics Fund, and also an M&G fund of funds. Mr. French was instrumental in the design and development of the investment strategy of M&G's proprietary Global Basics Fund and has managed the fund since its launch in November 2000.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated October 31, 2008.

JACKSON PERSPECTIVE GLOBAL LEADERS FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Global Leaders Fund ("Fund") is to maximize long-term total return (the combination of income and growth of capital).

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in stocks selected from the full spectrum of leading companies world-wide (leading companies is defined as those companies that are at the forefront of creating value for shareholders). The investment strategy of the Fund is to identify those stocks that represent the best investments from the global universe of companies in all sectors, countries and size ranges. The Fund will invest in companies that have a leading understanding of shareholder wealth creation. These are businesses whose managements have strategies in place to improve their returns on capital, with the aim of consistently generating a return above the cost of capital over time. The Fund aims to achieve consistent returns in the global equity funds sector. The Fund has a clearly defined active investment approach, focused exclusively on individual stock selection decisions and driven by fundamental company analysis. Companies are identified by the Sub-Adviser using a comprehensive research process and the full range of equity expertise. The Sub-Adviser selects the companies to include in the portfolio, supported by a risk management process designed to ensure the appropriate risks are being taken by the Fund.

Under normal market conditions, the Fund will invest (at least 40% -- unless market conditions are not deemed favorable by the Sub-Adviser, in which case the Fund would invest at least 30%) in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than five different countries).

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.15%                1.15%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees & Expenses (3)                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (4)                                             0.30%                0.30%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (5)                       1.45%                1.45%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in money market funds used for purposes of investing available cash balances.

(4) Other Expenses are based on estimated amounts for the current fiscal year.

(5) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.50% for Class A and 2.25% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $148              $148
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $459              $459
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                           CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $148              $148
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $459              $459
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser to the M&G Global Leaders Fund is M&G Investment Management Limited ("MAGIM") located at Laurence Pountney Hill, London EC4R 0HH. MAGIM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Aled Smith joined MAGIM in December 2000 as a global equity fund manager. Before joining MAGIM, Mr. Smith worked at JP Morgan Asset Management for eight years, four of these as a specialist senior analyst for the media sector. Prior to joining JP Morgan, he was an actuarial consultant for Coopers & Lybrand from 1989 to 1992. Mr. Smith graduated from Lincoln College, Oxford University, in 1989 with a BA in mathematics. He is a CFA charterholder.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Annual Report dated October 31, 2008.

JACKSON PERSPECTIVE PAN EUROPEAN FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Pan European Fund ("Fund") is to maximize long-term total return (the combination of income and growth of capital).

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in companies principally listed in or have their area of primary activity in Europe (including the United Kingdom) where the (i) securities of issuers organized under the laws of the country or of a country within the geographic region or maintains their principal place of business in that country or region; or (ii) securities are traded principally in the country or region; or (iii) securities of issuers, during the issuer's most recent fiscal year, derived at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in the country or region or have at least 50% of their assets in that country or region. The Fund may also invest in companies outside Europe but only when these companies derive the majority of their income from European activity.

The Fund seeks to capitalize on compelling investment opportunities from across the pan-European market. The Sub-Adviser adopts a bottom-up approach to stock selection, based upon detailed fundamental research. The Sub-Adviser does not select stocks with reference to an index and avoids large index constituents if they do not fulfill the investment criteria. A company's ability to consistently meet or beat its forecast earnings is a crucial determinant for its inclusion in the Fund. The stock selection process seeks to identify attractively valued companies with sustainable business models that exhibit the following qualities: a competitive edge (market leadership and technological advantage), financial strength (strong balance sheet and sustainable earnings growth) and a management team able to deliver the appropriate strategy for the business. The Sub-Adviser also works closely with the risk management team. The team utilizes a range of tools to identify the intended and unintended biases resulting from the active stockpicking approach of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EUROPEAN INVESTING RISK. Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members or requires of its candidates for EMU membership. Unemployment in Europe has historically been higher than in the United States. Eastern European countries generally continue to move toward market economies. Because the Fund's investments are concentrated in Europe, the Fund's performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

PERFORMANCE. The Fund will commence investment operations on or about the date of this prospectus. Therefore, performance information has not been presented for this Fund.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              1.15%                1.15%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (2)                                             0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees & Expenses (3)                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses (4)                                             0.30%                0.30%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (5)                       1.45%                1.45%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) The Fund is subject to a Rule 12b-1 Fee in the amount of 0.25% for Class A shares and 1.00% for Class C shares in the event the Fund is offered for sale to the public.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in money market funds used for purposes of investing available cash balances.

(4) Other Expenses are based on estimated amounts for the current fiscal year.

(5) JNAM has voluntarily agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.50% for Class A and 2.25% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. JNAM may seek restitution from the Fund for fees waived and reimbursed through October 31, 2009; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. Provided, however, that the Fund is not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $148              $148
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $459              $459
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                           CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $148              $148
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $459              $459
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples do not reflect any fee waivers/reimbursements. The Example does not reflect sales charges (loads) or Rule 12b-1 Fees. If these sales charges (loads) and/or Rule 12b-1 Fees were included your costs would be higher.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective Pan European Fund is M&G Investment Management Limited ("MAGIM") located at Laurence Pountney Hill, London EC4R 0HH. MAGIM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Giles Worthington joined MAGIM in March 2001 as a fund manager on the European desk. He has been head of the M&G European Equities team since June 2007 and fund manager of the M&G Pan European Fund. In 1995, Mr. Worthington joined Invesco Fund Managers where he managed segregated European Smaller Companies funds and a Global Smaller Companies fund. Prior to this, Mr. Worthington worked for Simmons and Simmons, the law firm. Mr. Worthington graduated from St Hughes College, Oxford, with a MA honours in modern history.

The  SAI  provides   additional   information  about  the  portfolio   managers'
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement will be available in the Fund's Annual Report dated October 31, 2008.

--------------------------------------------------------------------------------
                      MORE ABOUT THE INVESTMENT OBJECTIVES
                             AND RISKS OF ALL FUNDS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES. The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust, without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

PORTFOLIO TURNOVER. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions, and other transaction costs on the sale of securities and reinvestment in other securities.

DESCRIPTION OF INDICES. The portfolios of certain of the Funds consist of the common stocks of companies included in various indices. Except as previously described, the publishers of the indices have not granted the Funds or the investment adviser a license to use their respective indices. Except as previously described, none of the Funds are designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their investment returns will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of any of the Funds or in the selection of stocks that are purchased or sold for the Funds. A description of certain of the indices is provided below:

THE DOW JONES INDUSTRIAL AVERAGE. The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of U.S. industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

THE FINANCIAL TIMES ORDINARY INDEX. The FT30 Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

THE HANG SENG INDEX. The Hang Seng Index presently consists of 43 of the approximately 1,063 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 66% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

THE S&P 500 INDEX. Widely regarded as the standard for measuring large-capitalization U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value.

THE S&P MIDCAP 400 INDEX. The Index is widely used for mid-sized companies. The S&P Midcap 400 Index consists of 400 U.S. stocks chosen for market size, liquidity, financial viability, public float and industry group representation.

THE RUSSELL 2000(R) INDEX. The Russell 2000 Index offers investors access to the small-cap segment of the U.S. equity universe. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

THE RUSSELL 3000(R) INDEX. The Russell 3000 Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

THE MSCI EAFE INDEX(R). The Index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations). The index targets coverage of 85% of the market capitalization of the equity market of all countries that are a part of the index. It is maintained by Morgan Stanley Capital International; the EAFE acronym stands for "Europe, Australasia, and Far East". The index includes a selection of stocks from 21 developed markets, but excludes those from the U.S. and Canada. It is one of the most common benchmarks for foreign stock funds.

THE BARCLAYS CAPITAL AGGREGATE BOND INDEX(R). The Barclays Capital Aggregate Bond Index is a broad based index often used to represent investment grade bonds being traded in United States. Index funds and exchange-traded funds are available that track this bond index. Managers may often subdivide the different parts of the Aggregate by maturity or sector for managing individual portfolios. The Municipal section of the index is the only part of the index that cannot be used for this purpose - because municipal debt is issued by so many different entities, the Municipals in the Aggregate are only intended to be representative, and Barclays maintains separate indices for maintaining Municipal-only portfolios.

THE NASDAQ-100 INDEX. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.

VALUE LINE INDEX(R). The Value Line Index(R) is an equal-weighted stock index containing 1,700 companies from the New York Stock Exchange, American Stock Exchange, NASDAQ and over-the-counter market. Of these 1,700 stocks, only 100 are given their #1 ranking for TimelinessTM, which measures Value Line's view of their probable price performance during the next six to 12 months relative to others. Value Line(R) bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Funds or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM currently manages approximately $26.5 billion in assets. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Trust's Annual Report dated October 31, 2008.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Fund accrued daily and payable monthly. The fee the Adviser receives from the Funds is set forth below as an annual percentage of the net assets of the Funds.

---------------------------------------------------- ---------------------------------- ----------------------------
FUND                                                 ASSETS                                            ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                        ON AVERAGE DAILY NET ASSETS
                                                                                                      OF THE FUNDS)
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective 5 Fund                           $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Index 5 Fund                     $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective 10 x 10 Fund                     All Assets                                                  0%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Optimized 5 Fund                 $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Money Market Fund                $0 to $500 million                                       0.40%
                                                     Over $500 million                                        0.35%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective S&P 4 Fund                       $0 to $500 million                                       0.80%
                                                     Over $500 million                                        0.75%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective VIP Fund                         $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
JNL Money Market Fund                                $0 to $750 million                                       0.20%
                                                     Over $750 million                                        0.18%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Core Equity Fund                 $0 to $500 million                                       0.80%
                                                     Over $500 million                                        0.75%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Large Cap Value Fund             $0 to $500 million                                       0.80%
                                                     Over $500 million                                        0.75%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Mid Cap Value Fund               $0 to $500 million                                       0.85%
                                                     Over $500 million                                        0.80%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Small Cap Value Fund             $0 to $500 million                                       0.90%
                                                     Over $500 million                                        0.85%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Total Return Fund                $0 to $500 million                                       0.65%
                                                     Over $500 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective China-India Fund                 $0 to $500 million                                       1.05%
                                                     Over $500 million                                        1.00%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Asian Pacific Real Estate Fund   $0 to $500 million                                       1.00%
                                                     Over $500 million                                        0.95%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Emerging Asia ex-Japan Fund      $0 to $500 million                                       1.05%
                                                     Over $500 million                                        1.00%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Japan Fund                       $0 to $500 million                                       1.00%
                                                     Over $500 million                                        0.95%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Asia ex-Japan Fund               $0 to $500 million                                       1.00%
                                                     Over $500 million                                        0.95%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Asian Pacific ex-Japan Bond      $0 to $500 million                                       0.80%
Fund                                                 Over $500 million                                        0.75%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Asia ex-Japan Infrastructure     $0 to $500 million                                       1.00%
Fund                                                 Over $500 million                                        0.95%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Global Basics Fund               $0 to $500 million                                       1.05%
                                                     Over $500 million                                        1.00%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Global Leaders Fund              $0 to $500 million                                       1.05%
                                                     Over $500 million                                        1.00%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective European 30 Fund                 $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Pacific Rim 30 Fund              $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Pan European Fund                $0 to $500 million                                       1.05%
                                                     Over $500 million                                        1.00%

---------------------------------------------------- ---------------------------------- ----------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Funds subject to the supervision of the Trust's Board of Trustees. The Adviser monitors the compliance of the Sub-Advisers with the investment objectives and related policies of the Funds and reviews the performance of the Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each Sub-Advisory Agreement with the Adviser, the Sub-Advisers manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust. The Sub-Advisers formulate a continuous investment program for the Funds consistent with its investment objectives and policies outlined in this Prospectus. The Sub-Advisers (except SPIAS) implement such program by purchases and sales of securities. The Sub-Advisers regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such program.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser, stated as an annual percentage of the net assets of the Funds. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fees it receives from the Funds.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The exemption order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Shareholder approval would be required where the Sub-Adviser is an affiliate of the Adviser. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will be sent information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time. At a shareholder meeting of the Trust held on July 11, 2005, the shareholders of the JNL Money Market Fund approved this multi-manager structure.

ADMINISTRATIVE FEE

JNAM also serves as the "Administrator" to the Funds. In addition to the investment advisory fee, each Fund (except the Jackson Perspective 10 x 10 Fund and JNL Money Market Fund) pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund's Class A and C shares. In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the separate Funds. Each Fund is responsible for all other operating expenses (categorized as "Other Expenses" in the fee tables). Pursuant to Board approval, the Funds will also pay for transfer agent type services provided by third parties.

--------------------------------------------------------------------------------
                         HOW SHARE PRICES ARE CALCULATED
--------------------------------------------------------------------------------

Each Fund is divided into shares. The price of a Fund's shares is called its net asset value ("NAV") per share. It is calculated by taking the total value of a Fund's assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a Fund's assets is based on the total market value of all of the securities it holds. The assets of Jackson Perspective 10 x 10 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs at the time of computation.

The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. When you buy shares, you pay the NAV per share plus any applicable sales charge on Class A shares. When you sell shares, you receive the NAV per share minus any applicable CDSC on Class C shares and certain Class A purchases. The Perspective Money Market Fund does not charge a sales charge. However, if you exchange your shares to another Fund of the Jackson Funds, you may be subject to a sales charge of that Fund. For any transaction, we will use the next NAV calculated after a Fund or its designee receives a request to buy, sell or exchange shares.

Each Fund's NAV per share is normally calculated once a day, every day the New York Stock Exchange ("NYSE") is open. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern Time (ET), although it occasionally closes earlier. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed as well as Federal holidays. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board review, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the fair value of a security shall be the amount, determined by the Administrator in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations. The pricing committee will also value restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) at their fair value pursuant to pricing procedures adopted by the Board of Trustees of the Trust.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to review by the Trustees, to determine the "fair value" of such foreign securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

--------------------------------------------------------------------------------
                            INVESTING IN FUND SHARES
--------------------------------------------------------------------------------

You can invest in the Funds through your registered representative, who can help you buy, sell, and exchange shares and maintain your account. They may charge for their services. The Funds can be used in a variety of retirement plans, including individual retirement accounts ("IRAs"), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs, other qualified retirement plans, such as Individual 401k plans ("Ezks") and Coverdell Education Savings Accounts ("ESA").

                               OPENING AN ACCOUNT

To open an account, you must make a minimum initial investment of $1,000 for non-qualified and qualified plans for each Fund and complete an Account Application, making sure to include your registered representative's name. The minimum initial investment amount does not apply to 401(k) or 403(b) accounts. An account may be opened for less than the minimum initial investment if an Automatic Investment Plan is set up and your account reaches the minimum initial investment amount within 18 months of opening your account. We may return applications that do not have a registered representative listed. Make your check payable to JACKSON FUNDS and mail it with the application to:

         JACKSON FUNDS
         c/o PNC Global Investment Servicing
         P.O. Box 9691
         Providence, RI  02940-9691

         Or Overnight Mail:
         JACKSON FUNDS
         c/o PNC Global Investment Servicing
         101 Sabin Street
         Pawtucket, RI  02860.

To add to your  account,  send at least  $500 for  each  additional  investment.
Complete the ADD TO YOUR ACCOUNT form included with your quarterly account statement or submit a letter of instruction indicating your desired investment allocation. Make your check payable to JACKSON FUNDS and remember to provide your account number and investment allocation with your check.

Purchases in Class C in excess of $500,000 are not permitted. Further, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $500,000 breakpoint. These requests will either be accepted and processed as requests to buy Class A shares or declined. Please see the heading "Ways You Can Avoid Or Minimize Sales Charges (Breakpoints and Waivers)" immediately following the Dealer Compensation information.

Foreign individuals and entities, including resident aliens, are not allowed to invest in the Funds.

The   minimum   and   maximum   amounts   may  be  waived  by  the  Funds  in  a
non-discriminatory manner.

Acceptable forms of investments are:

     o First party checks from your domestic bank and deposited into your account on which the account holder title is identical to the name on the check;
     o Checks from a joint checking account can be deposited into a brokerage account with either person's name that is on the joint checking account, however, the check must reference the complete name of the person in whose account the money is being deposited and account number in the "memo" portion of the check;
     o Cashier's checks for more than $10,000. A cashier's check over $10,000 is reportable to the IRS; and
     o Wire transfers that originate in U.S. banks or other U.S. financial institutions.

The Funds will not accept investments in the following forms:

     o Checks on which the name of the checking account and the brokerage account do not match, and the beneficiary is not listed or does not match the account holder's name;
     o    Third-party checks - checks with double endorsements;
     o Cash, traveler's checks, non-guaranteed cashier's checks and money orders;
     o    Checks from foreign banks and checks drawn from a foreign currency;
     o Second party checks from a domestic bank from another party's account for the benefit of you;
     o Cashier's checks under $10,000 - Cashier's checks under $10,000 are not reportable to the IRS, unless the deposit is for a qualified account;
     o Checks drawn against a line of credit (such as credit cards or home equity loans);
     o    Checks made payable to "Cash";
     o    Starter checks; and
     o    Credit cards.

All unacceptable forms of investments will be returned. We reserve the right to reject any form of payment and to change its forms of investment policy at any time. If your check does not clear, your purchase will be canceled and you will be liable for any losses and fees incurred by the Funds or its transfer agent.

ACCOUNTS SUCH AS TRADITIONAL OR ROTH IRAS AND ESAS HAVE CONTRIBUTION LIMITS THAT SHOULD NOT BE EXCEEDED. IF YOUR ACCOUNT IS A SIMPLE IRA, SEP IRA, OR SARSEP, OR IF YOUR ACCOUNT IS OWNED BY A QUALIFIED PLAN, OR IS AN INDIVIDUAL 401(K) ACCOUNT, CONTRIBUTION LIMITS WILL ALSO APPLY AND CONTRIBUTIONS BY PERSONAL CHECK MAY NOT BE APPROPRIATE. CONSULT YOUR TAX ADVISER FOR ADDITIONAL INFORMATION.

WIRED FUNDS - To open your account using wired monies, complete the Account Application, send it to the Funds, and call 1-888-276-0061 to obtain your new account number. Once the account is established, you can instruct your bank to wire the money in care of:

         PNC Bank, N.A.
         Philadelphia, PA
         ABA #: 031000053
         FFC To:  8611725111 Jackson Funds
         Attn:  Control Department
         FBO:  Shareholder Name and Account Number

Monies must be received by 4 pm ET.

Wires are considered to be in good order if received by the Fund before 4:00 p.m. ET with a valid account number. If you would like to make your initial purchase by wire, your application must be received in good order and the new account established before the wire will be accepted.

ELECTRONIC FUNDS TRANSFER ("EFT") - To transfer money from your bank account to your account using EFT, call 1-888-276-0061 and provide the fund name and share class, your Jackson Funds account number, the name(s) in which the account is registered and the amount of the transfer. To set up EFT, complete the Your Bank Account section on the Account Application. If EFT is established after account set-up, complete the Account Maintenance form, which will require a medallion signature guarantee. EFT may take up to ten (10) calendar days from receipt of request to become active.

AUTOMATIC INVESTMENT PLAN ("AIP") - You may make quarterly, semi-annually, annually, or up to four times a month systematic investments through a preauthorized transfer from your bank or other financial institution to your account ($25 minimum per fund, if the initial investment of $1,000 is met). An account may be opened for less than the minimum initial investment if an AIP is set up and your account reaches the minimum initial investment amount within 18 months of opening your account. A preauthorized investment plan may take up to 10 calendar days to establish and become active. If a start date is not provided, or occurs during the 10-day set-up period, systematic investments will begin one month from the date the program is set up. If the AIP date falls on a weekend or a holiday, the default day will be the next business day. A shareholder may have only one AIP on an account but may have up to four dates within a given month.

SECURITY AND SHAREHOLDER PROTECTION - To help fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person's name appears on any governmental agency list of suspected terrorists or terrorist organizations. The Funds may report certain transaction activity to the U.S. government. When you open an account, you must provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver's license, passport or other identifying documents. Corporations and other non-natural persons may have to provide additional identifying information.

Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

SALES CHARGES MAY APPLY TO ALL INVESTMENTS. THE FUNDS RESERVE THE RIGHT TO WAIVE MINIMUM INVESTMENT AMOUNTS, INCLUDING FOR CERTAIN TYPES OF RETIREMENT PLANS. THE FUNDS AND JACKSON NATIONAL LIFE DISTRIBUTORS LLC ("JNLD"), THE FUNDS' DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY REQUEST TO BUY SHARES.

                                 SELLING SHARES

You may sell shares by contacting your registered representative or the Funds. To sell shares by mail, send a written, signed request specifying the fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. DEPENDING ON THE CLASS OF SHARES YOU OWN, A CONTINGENT DEFERRED SALES CHARGE ("CDSC") MAY APPLY. Where applicable, Federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file. Refer to MEDALLION SIGNATURE GUARANTEE for additional redemption guidelines. You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling 1-888-276-0061. The minimum redemption amount must be $500. To disable this option, check the appropriate box on your Account Application. Corporate investors and other association must have an appropriate certification on file authorizing redemptions.

Proceeds will be mailed to your address of record, or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion Signature Guarantee accompany the request. Proceeds can also be wired to a predesignated bank account, generally, "your bank account," (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application and attach a voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution, including foreign branches of U.S. Banks.

SYSTEMATIC WITHDRAWAL PLAN ("SWP") - You may set up automatic monthly or annual withdrawals if your account has a current value of at least $5,000 and you withdraw a fixed dollar amount (minimum $50) or a specified percentage. Systematic withdrawals will continue until you cancel them or the value of the designated Fund falls below $500.

If the SWP date falls on a weekend or a holiday, the default day will be the prior business day. The value of the SWP is based on the greater of the original plan value or the current market value. The following methods of payment will be available:

     o    Check to account owner of record;
     o    Check to special payee;
     o    Electronic Funds Transfer/Automated Clearing House transactions;
     o    Check to alternate address; and
     o Wire transfers that originate in U.S. banks or other U.S. financial institution.

ELECTRONIC FUNDS TRANSFER ("EFT") - You can initiate an electronic funds transfer for as little as $500 or as much as $50,000 from your account to your bank account. To set up an EFT, you must complete the Your Bank Account section on the Account Application. If the EFT is established after account set-up, the Account Maintenance form is required (with a Medallion Signature Guarantee).

CHECKWRITING - Checkwriting privileges are available for the Perspective Money Market Fund for non-retirement accounts only. Checkwriting privileges are not available for Class C shareholders investing in the Perspective Money Market Fund. Checks must be written for at least $500 and you must maintain an account minimum of $500. We will allow a maximum of two authorized signatories.

MEDALLION SIGNATURE GUARANTEES - To protect against fraud and identity theft and help verify the identity of the person authorizing a sale of shares from an account, a Medallion Signature Guarantee may be required:

     o    For any redemption request for $50,000 or more;
     o    If your address of record has changed within the past 30 days;
     o If you are requesting a form of payment other than a check mailed to the address of record and/or payable to the registered owner(s);
     o For requests to transfer between Jackson Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same; and
     o For purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate, organization or other entity. In addition, there may be transactions that require the Medallion Signature Guarantee that are not covered or outlined within.

Medallion Signature Guarantees are available from domestic banks or trust companies, brokers, dealers, clearing agencies, savings associations or other financial institutions that participate in either the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Other signature guarantees will not be accepted.

ACCOUNTS WITH LOW BALANCES - If your account falls below $500 as a result of a redemption, an account charge or a reduction in the market value of your account, we may mail you a notice asking you to bring the account back up to its minimum investment amount. If you choose not to do so within 90 days, we may close your account and mail the proceeds to the address of record. This will only apply to accounts established more than one year preceding the date of the notice of redemption and will not apply to accounts in which shares have been added by purchase (other than reinvestment of dividends and capital gains distributions) within six months preceding the date of the notice of redemption. This may result in a gain or loss for Federal income tax purposes. You will not be charged a CDSC if your account is closed for this reason.

                                EXCHANGING SHARES

You may exchange shares of one Fund for shares of the same class of any other Fund (within the same base account) if both funds maintain minimum balance requirements. With respect to shares initially purchased in the Perspective Money Market Fund, shares may be exchanged for Class A or C shares of other Funds. Conversely, Class A or C shares of other Funds may be exchanged for shares of the Perspective Money Market Fund. However, exchanges of shares from the Perspective Money Market Fund that were previously in another Fund must go into the previous share class. Exchanges are considered sales and may result in a gain or loss for Federal and state income tax purposes. If a front-end load was paid on the Fund you are exchanging out of, no front-end load will be applied to the Fund you are exchanging into. Any CSDC due would not be assessed but would be carried over to the Fund you have exchanged into. A front-end sales charge applies when you exchange the Perspective Money Market Fund shares into Class A shares of another Fund, but does not apply to shares that were previously assessed a sales charge. For shares exchanged into the Perspective Money Market Fund, the CDSC will stop aging until the shares are exchanged into another Fund. Shares subject to a CDSC will resume aging from the date of the exchange and a CDSC will apply upon redemption, if applicable. If you exchange shares of a fixed-income fund into an equity fund, You will be required to pay the difference in sales charge. Under no circumstances will your investment be subject to a front-end sales charge in excess of the maximum front-end sales charge applicable to equity funds. To exchange shares, call 1-888-276-0061 or submit your request in writing. To disable the option to exchange by telephone, check the appropriate box on your Account Application. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another Fund with the proceeds of the sale. An exchange will be effective as of the end of the business day when we receive the exchange request in good order. The Funds will not be liable for an exchange made in accordance with your instructions. You may generally sell shares of the Funds at any time.

We reserve the right to restrict the number of exchanges per year that may be requested by you, the means by which exchange requests will be accepted and the dollar amount of exchanges permitted.

DOLLAR COST AVERAGING - Dollar cost averaging may be used to buy shares of the Funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a "smoothing" of abrupt peaks and drops in price. You may use dollar cost averaging to transfer set dollar amounts on a monthly, quarterly, semiannual, or annual basis, from the Perspective Money Market Fund. You must have an account value of at least $15,000 to exchange to one or more other Funds. The minimum amount that may be exchanged from one Fund to another is $100, or the entire Fund balance if less.

AUTOMATIC REBALANCING - You can arrange to have us automatically rebalance your account periodically to maintain your selected allocation percentages. There is no charge for Rebalancing. Automatic Rebalancing is only available on qualified retirement plans. You may rebalance either on a quarterly, semiannual or annual basis. The minimum that may be exchanged from one Fund to another is $100. The minimum amount may be waived by the Funds in a non-discriminatory manner. The exchange restrictions do not apply.

MARKET TIMING POLICIES AND EXCHANGE LIMITATIONS - The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. The Funds' Board of Trustees has adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described below) has occurred. The Funds' "fair value" pricing policy is described under "How Shares Prices Are Calculated" above. While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds' operations, there is no assurance that the policies and procedures will be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in the Funds. The Funds maintain sole discretion to restrict or reject, without prior notice, any exchange instructions, and to restrict or reject preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders, if in the sole discretion of the Funds (or an agent) the requested transactions would have a negative impact on remaining shareholders.

The Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of the Funds. The Funds may also restrict, suspend, or reject any exchange request that could be harmful to a Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Funds reserve the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.

The Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries (i.e., accounts that are not on the books of the Funds' transfer agent). Accordingly, the numerical exchange limitations discussed above do not apply to these types of accounts. For shareholders whose accounts are on the books of the Funds' transfer agent, there may be other systems limitations in monitoring the numerical exchange limitations discussed above. These systems limitations may require manual review of trading activity and result in delays in the implementation of exchange limitations.

Omnibus account arrangements enable brokers to aggregate multiple investors' share ownership positions and purchase, sell and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor, detect or limit frequent share trading activity through omnibus accounts is very limited, and there is no assurance that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. In such cases, the financial intermediaries or record keepers may be able to implement procedures or supply the Funds with information that differs from that normally available to the Funds or its agent(s). In such instances, the Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Funds identifies activity that may be indicative of excessive short-term trading activity, the Funds or its designated agent will notify the financial intermediary, record keeper or retirement and benefit plan and request it to provide or review information on individual account transactions so that the Funds or the financial intermediary, record keeper or retirement and benefit plan may determine if any investors are engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Funds or its designated agent will request the financial intermediary, record keeper or retirement and benefit plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such actions may include actions similar to these that the Funds would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Funds determine that the financial intermediary, record keeper or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Funds or its agents may terminate the relationship.

Financial intermediaries include broker-dealers, registered investment advisors, banks, trust companies, certified financial planners, third party administrators, record keepers, trustees, custodians, financial consultants, and insurance companies.

Retirement  and Benefit plans include  qualified  and  non-qualified  retirement
plans,   deferred  compensation  plans  and  certain  other  employer  sponsored retirement, savings or benefits plans, excluding IRAs.

Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Funds' performance. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds' securities holdings may dilute the interests of the remaining shareholders. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the Funds. The Funds have retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.

                           EXECUTION OF YOUR REQUESTS

Purchase and sale requests are executed at the next net asset value ("NAV"), determined after the transfer agent, or an authorized designee, receives the order in proper form. If you purchase by wire, the order will be deemed to be in proper form after the Account Application, telephone notification and the Federal funds wire have been received. If an order or payment by wire is received after 4:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

Under normal conditions, we will pay redemption proceeds for new and existing accounts within seven (7) business days. However, we may postpone payment longer in the event of unusual circumstances as permitted by the applicable law or an economic emergency as determined by the SEC. When you sell shares for which we have not received the investment, we will execute your request at the next determined per share NAV, but will not release the proceeds until your investment clears. This may take up to fifteen (15) days from the investment date. To reduce such delay, you should make investments by bank wire or Federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a Fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

ELECTRONIC AND TELEPHONE INSTRUCTIONS - You may purchase, exchange, or redeem amounts within the Funds by written notice or electronic request. Electronic transactions are permitted only if you give the Funds proper authorization. Procedures are in place to ensure that electronic and telephone instructions are genuine, including recording all telephone instructions, requiring the caller to give specific identifying information, and providing written confirmation to shareholders of record within five days of an electronic or telephone transaction. We will not be responsible for the authenticity of electronic or telephone instructions or any losses resulting from unauthorized shareholder transactions if it is reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record. We reserve the right to modify or discontinue this at any time without notice.

--------------------------------------------------------------------------------
                          OVERVIEW OF THE SHARE CLASSES
--------------------------------------------------------------------------------

                      SALES CHARGES AND FEES BY SHARE CLASS

The Funds offer investors Class A and Class C shares of each Fund, except for the Perspective Money Market Fund, which only offers Class A shares. Even though these classes represent ownership of the same Fund, each class is subject to different types and levels of sales charges, and bears different levels of expenses. The class of shares that better corresponds with your financial goals depends upon several factors. When choosing among classes, you should consider the following questions:

     o    How long do I plan to hold the shares?
     o    How much money do I intend to invest?
     o    Will I be purchasing more shares in the future?
     o    What expenses will I pay for each class?
     o    Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Your registered representative can help you to determine which class of shares is right for you. Your registered representative will generally receive compensation no matter which share class you select. However, that compensation may vary between share classes and may vary with the size of your investment. Thus a registered representative may have an incentive for you to invest in one share class over another or in a particular dollar amount over another dollar amount. You should speak with your registered representative about the various expenses associated with each share class and about the share class more appropriate for your individual financial situation. You should also speak to your registered representative about the discounts or "breakpoints" in applicable front-end sales charges for larger purchases.

NOTE: Class A shares of the Perspective Money Market Fund are sold at NAV without an initial sales charge. There is a 12b-1 fee of 0.25%. Assets initially invested in the Perspective Money Market Fund, and subsequently exchanged into Class A shares of another Fund will be subject to front-end sales charges or the CDSC period, if applicable, will begin when shares are exchanged.

The following summarizes key information about each class, except with respect to the Perspective Money Market Fund, to help you make your investment decision, including the various expenses associated with each class. More detailed information about each share class is provided in the next section.

SHARE CLASS           FRONT-END SALES CHARGE              ANNUAL                  CDSC           CONVERSION TO CLASS
                                                        12B-1 FEES                                    A SHARES
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
  CLASS          A YES - for purchases below               0.25%          NO - for purchases            N/A
                 $1,000,000 (front-end sales         (0% for Jackson      below $1,000,000
                 charge reductions begin for            Perspective
                 investments which are                10 x 10 Fund*)
                 $50,000 or more).
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
  CLASS C        NO                                        1.00%          YES - 1.00% on          YES - in the month
                                                    (0.75% for Jackson    shares redeemed         of 10th anniversary
                                                        Perspective       within one year of
                                                      10 x 10 Fund*)      purchase
------------ --- --------------------------------- ---------------------- --------------------- ----------------------

*In addition to the 12b-1 fee noted above, the Underlying Funds will pay a 0.25% 12b-1 fee.

To pay for the cost of promoting the Funds and servicing your account, each class of shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment over time and may cost you more than paying other types of sales charges. Thus, higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing 12b-1 fees. Higher 12b-1 fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower total return than Class A shares. The relative impact of a front-end sales charge and ongoing annual expenses will depend on various factors, including the length of time a share is held.

     o The fees and expenses imposed on Class C shares may, depending upon the amount invested and the length of time the shares are held, total more than the front-end sales charges imposed on purchases of Class A shares.

     o An investment in Class C shares may cost you more over time than an investment in Class A shares.

Certain share classes may be subject to a CDSC upon redemption, depending on the length of time shares are held. Information about calculation of applicable CDSC appears after the descriptions of each share class. CDSC waivers are available in certain circumstances. For information regarding available CDSC discounts, see "Ways You Can Avoid or Minimize Sales Charges (Breakpoints and Waivers)" following the CDSC calculation information.

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that your decision is informed. As an example, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the more cost-effective way to invest in the Funds. If your investment time horizon is shorter, it may be more cost-effective to invest in Class C shares. For more information on share classes or other mutual fund investing topics, please refer to the websites of the NASD (WWW.NASD.COM/INVESTOR/) and SEC (WWW.SEC.GOV/INVESTOR.SHTML).

                                 CLASS A SHARES

Each purchase is subject to the following front-end sales charges:

         All Funds except the Fixed Income Funds and Money Market Fund:
      AGGREGATE NET INVESTMENT         SALES CHARGE AS A % OF OFFERING            SALES CHARGE AS A
                                                    PRICE                      % OF YOUR NET INVESTMENT
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
           Up to $50,000                            5.75%                               6.10%
         $50,000 to $99,999                         4.50%                               4.71%
        $100,000 to $249,999                        3.50%                               3.63%
        $250,000 to $499,999                        2.50%                               2.56%
        $500,000 to $749,999                        2.00%                               2.04%
        $750,000 to $999,999                        1.50%                               1.52%
         $1,000,000 or more                         0.00%                               0.00%

         Fixed Income Funds:
      AGGREGATE NET INVESTMENT         SALES CHARGE AS A % OF OFFERING            SALES CHARGE AS A
                                                    PRICE                      % OF YOUR NET INVESTMENT
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
           Up to $100,000                           3.75%                               3.90%
        $100,000 to $249,999                        3.50%                               3.63%
        $250,000 to $499,999                        2.50%                               2.56%
        $500,000 to $749,999                        2.00%                               2.04%
        $750,000 to $999,999                        1.50%                               1.52%
         $1,000,000 or more                         0.00%                               0.00%

AS NOTED IN THE TABLE ABOVE, DISCOUNTS ("BREAKPOINTS") ARE AVAILABLE FOR LARGER PURCHASES. FOR INFORMATION REGARDING AVAILABLE DISCOUNTS, PLEASE SEE THE HEADING "WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES" IMMEDIATELY FOLLOWING THE DESCRIPTIONS OF SHARE CLASS SALES CHARGES, CDSC CALCULATION INFORMATION, AND DEALER COMPENSATION.

NOTE: Class A shares of the Perspective Money Market Fund are sold at NAV without an initial sales charge. A front-end sales charge applies when you exchange Perspective Money Market Fund shares into Class A shares of another Fund but does not apply to shares that were previously assessed a sales charge. Sales charges do not apply to reinvested dividends or capital gains distributions or new purchases of or exchanges into the Perspective Money Market Fund.

If you exchange shares of a fixed-income fund into an equity fund, You will be required to pay the difference in sales charge. Under no circumstances will your investment be subject to a front-end sales charge in excess of the maximum front-end sales charge applicable to equity funds.

The annual 12b-1 fees are 0.25% for Class A shares. For the Jackson Perspective 10 x 10 Fund, the Underlying Funds will pay a 0.25% 12b-1 fee.

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares within 1 year of purchase, you will pay a CDSC of 1%, which will apply to the lesser of the Fund value and the original purchase price of any shares. You will also be charged a 1% CDSC, which will apply to the lesser of the Fund value and the original purchase price of any shares on shares purchased without a front-end sales charge if you redeem within 1 year of purchase, excluding the Perspective Money Market Fund. If you exchange your shares of another Fund of the Trust for shares in the Perspective Money Market Fund and then redeem the shares, a CDSC would be charged.

                                 CLASS C SHARES

Class C shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00% (0.75% for the Jackson Perspective 10 x 10 Fund). For the Jackson Perspective 10 x 10 Fund, the Underlying Funds will pay a 0.25% 12b-1 fee in addition to the 0.75% 12b-1 fee for the Jackson Perspective 10 x 10 Fund. The Funds' distributor may advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, the distributor may retain the service and distribution fee paid by a Fund with respect to such shares for the first year of purchase. The Distributor and its affiliates are entitled to retain all service fees payable under the Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the distributor or its affiliates for shareholder accounts. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. In the month of the 10th anniversary of the purchase date, Class C shares will automatically be converted to Class A shares.

Purchases in Class C in excess of $500,000 are not permitted. Further, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $500,000 breakpoint. These requests will either be accepted and processed as requests to buy Class A shares or declined. Please see the heading "Ways You Can Avoid Or Minimize Sales Charges (Breakpoints and Waivers)" immediately following the Dealer Compensation information.

             CALCULATION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A and Class C shares may be subject to a CDSC. To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will redeem shares in the order in which they were purchased. All purchases made are counted as having been made from the trade date. The CDSC will be deducted from the remaining value of the shares so that the actual reduction in share value as a result of the redemption will be greater than the redemption amount requested and paid. Alternatively, the gross redemption amount can be requested and then the CDSC is deducted from the amount requested to determine the amount paid. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

                               DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid from sales charges received from purchasing or redeeming shareholders, from Rule 12b-1 distribution fees from the Funds and from JNLD's other financial resources. Dealers may also receive shareholder servicing fees from servicing investors who indirectly hold Fund shares through dealer-maintained brokerage accounts. These fees are paid by the Funds' transfer agent as agent for JNLD from payments it receives under its agreement with the Funds.

All Funds except the Fixed Income Funds and Money Market Fund:

      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
           Up to $50,000                            5.00%
         $50,000 to $99,999                         3.75%
        $100,000 to $249,999                        2.75%
        $250,000 to $499,999                        2.00%
        $500,000 to $749,999                        1.60%
        $750,000 to $999,999                        1.20%
      $1,000,000 to $3,999,999                      1.00%*
      $4,000,000 to $9,999,999                      0.50%*
        $10,000,000 or more                         0.25%*

Fixed Income Funds:
      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
           Up to $100,000                           3.00%
        $100,000 to $249,999                        2.75%
        $250,000 to $499,999                        2.00%
        $500,000 to $749,999                        1.60%
        $750,000 to $999,999                        1.20%
       $1,000,000 $3,999,999                        1.00%*
      $4,000,000 to $9,999,999                      0.50%*
        $10,000,000 or more                         0.25%*

All Funds:
      AGGREGATE NET INVESTMENT                     CLASS C
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
           Up to $500,000                           1.00%*

* You will also be charged a 1% CDSC to the lesser of the Fund value and the original purchase price of any shares that you redeem within one (1) year of purchase.

With respect to Class A Shares sales greater than $1 million and Class C shares, the 12b-1 fee and trail fee payments will begin to accrue after the 13th month after the purchase of shares.

While in the Perspective Money Market Fund the trail fee payments will be paid immediately. While in the Perspective Money Market Fund, the 12b-1 fee will not age for Class A Shares sales greater than $1 million and Class C shares.

For sales above $1 million qualifying dealers will receive the following commissions:

      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
      $1,000,000 to $3,999,999                      1.00%
      $4,000,000 to $9,999,999                      0.50%
        $10,000,000 or more                         0.25%

If the sales load on the Class A shares are waived no dealer compensation will be paid. The Perspective Money Market Fund does not pay any up front commissions. A commission is paid when assets are exchanged into one of the other Funds subject to that Fund's compensation schedule.

The commission stated above will be paid using the Aggregate Net Investment ("ANI") on initial and subsequent payments. The Aggregate Net Investment is equal to: (1) If no Statement of Intention ("SOI") exists, initial investment plus Rights of Accumulation ("ROA") or (2) If SOI exists, SOI plus ROA.

     WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS)

REDUCTION OF CLASS A SHARES INITIAL SALES CHARGE - You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule. Available sales charge reductions include:

     o STATEMENT OF INTENTION ("SOI") - Lets you pledge to purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases in all account types (e.g., IRA, non-retirement, etc.) and purchases by your immediate family members. "Immediate family members" include your spouse (including domestic partners if recognized under local law) and children under the age of 21. Five percent (5%) of each Class A share purchase will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period are insufficient to qualify for the sales charge reduction. Only concurrent and future purchases are considered for meeting a SOI obligation. Investment in the Perspective Money Market Fund unless such shares were previously assessed a sales charge do not count toward the SOI amount. Upon fulfillment of the SOI the escrow will be released into the Fund at the next NAV.
     o RIGHTS OF ACCUMULATION - Lets you include the current value of all accounts (except the Perspective Money Market Fund unless such shares were previously accessed a sales charge) you or members of your immediate family already own in order to calculate the sales charge breakpoint for your next purchase at the offering price.
     o COMBINATION PRIVILEGE - Lets you combine all identified orders received on the same day and processed in a single transaction for a reduced sales charge and for purposes of determining the Aggregate Net Investment.

If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at other broker-dealers (rather than opening an account directly with the Funds). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee) through his/her registered representative, or financial intermediary, as applicable, must identify and provide information to the Funds regarding eligibility for these privileges. Stated differently, investors must identify to the Funds through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the registered representative and/or financial intermediary to ensure that an investor obtains the proper "breakpoint" discounts.

In order for the Funds to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Funds with the applicable account numbers. For purposes of identifying all other accounts, you or your registered representative must provide the Funds with either the applicable account numbers or the applicable tax identification numbers. Investors may be asked to provide account statements or other records to verify eligibility for these privileges.

SALES WITHOUT INITIAL SALES CHARGES - Class A shares may be purchased without a front-end sales charge by:

     o Officers, directors, trustees, and employees of the Funds, Jackson, JNAM and JNLD, and their affiliates/subsidiaries;
     o Registered representatives and employees of broker/dealers with a current distribution or selling agreement with the Funds and their affiliates;
     o Investment professionals using the Funds in fee-based investment products under a signed agreement with the Funds or its distributor;
     o    Employees  of  designated  asset  management   firms,   other  service
          providers and their affiliates;
     o    Immediate family members of all such persons;
     o    Certain qualified pension plans or certain pension plan rollovers;
     o    Certain qualified persons; and
     o    Certain qualified fee-based programs.

REINSTATEMENT PRIVILEGE - You may reinvest some or all of the proceeds from a redemption, dividend payment or capital gain distribution in the same share class of any Fund without a sales charge if the request and the proceeds are received by Jackson within 90 days of the redemption or distribution. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age from the date that you bought your original shares. For purposes of the front-end sales charge, if you paid a front-end sales charge when you originally purchased your shares, you will be able to reinvest without paying an additional front-end sales charge. Any redemption proceeds from the Perspective Money Market Fund that are invested in Class A shares will be subject to a sales charge as applicable. Any redemption proceeds from the Perspective Money Market Fund that are invested in the Class C shares of a Fund will be subject to a CDSC, as applicable. This privilege can be used only once per calendar year. Proceeds will be reinvested at the next calculated net asset value after we receive your request. This does not apply to qualified rollovers. In order to use this privilege, all accounts must have the same owner or owners, although identical ownership registration is not required. Contact your registered representative or the Funds' customer service at 1-888-276-0061 for additional information. You must identify and provide information to Funds or your financial intermediary, as applicable, regarding your historical purchases and holdings; you should retain any records necessary to substantiate historical transactions and costs because the Funds, its transfer agent, and financial intermediaries will not be responsible to provide this information.

The NAV Authorization form must be provided to the Funds to receive any front-end sales charge waiver described above in the WAIVER OF INITIAL SALES CHARGES and REINSTATEMENT PRIVILEGE sections.

CDSC WAIVERS - The CDSC for each Class will be waived in the following cases:

     o Permitted exchanges of shares, except if the shares acquired are redeemed within the period during which a CDSC would apply to the initial purchase.
     o    Tax free returns of excess contributions to IRA.
     o Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
     o Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.
     o The following transactions, if together they do not exceed 10% of the account during a calendar year:
          o Required Minimum Distributions ("RMD") (if the redemption request exceeds the RMD the entire redemption will be subject to the CDSC if applicable).
          o Redemptions made through a Systematic Withdrawal Plan (including any dividends and/or capital gain distributions taken in cash)

If you think you may be eligible for a CDSC waiver, contact your registered representative. You must notify us at the time of the redemption request to receive the waiver.

Information on breakpoints and CDSC waivers may also be found on the website at WWW.JACKSON.COM.

If you invest $1 million or more, either as a lump sum or through our combination, accumulation or SOI programs, you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge on any shares you sell within 12 months of purchase.

--------------------------------------------------------------------------------
                             OTHER FUND INFORMATION
--------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared and distributed to shareholders at least annually. Dividends from net investment income are declared daily and payable monthly to the JNL Money Market Fund and the Jackson Perspective Money Market Fund shareholders. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Fund distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the Fund are subject to Federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For Federal tax purposes, in general, certain Fund distributions, including distributions of net short-term capital gains, are taxable to you as ordinary income.

The tax status of any distribution generally is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 100 shares in a Fund on November 30th at $20 per share, and the Fund makes a distribution on December 1st of $1 per share, your shares will then have an NAV of $19 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

                     DISTRIBUTION AND SERVICING ARRANGEMENTS

Under  certain  circumstances,  JNLD,  the  distributor  of  the  Funds  (and  a broker-dealer and affiliate of Jackson) or Jackson or other affiliates (collectively, the Jackson affiliates), out of their own resources and without additional cost to the Funds or shareholders, may provide to broker-dealers additional cash or non-cash compensation for promoting and selling Fund shares. These amounts would be in addition to the standard sales commissions and other payments to dealers by the Fund and Jackson affiliates described above.

The Jackson affiliates may pay, from their own resources, additional fees (including marketing support payments) to broker-dealers, which may take the following forms: (1) a percentage of that entity's assets under management; (2) a percentage of that entity's sales volume; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and based on a fixed percentage of Fund share sales, and currently range from 5 to 20 basis points (0.05% to 0.20%) of total premium for each broker-dealer.

The Jackson affiliates may provide additional cash and non-cash compensation to broker-dealers in connection with the promotion and sale of Fund shares. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; bonuses; merchandise (including business development and educational enhancement items and promotional items of nominal value); occasional entertainment; meals or tickets to a sporting event; client appreciation events; reimbursement for travel expenses (including meals and lodging) to representative training and education seminars; reimbursements for client prospecting seminars and meetings (including transportation, lodging, meals and facility rental in connection therewith); and other expenses associated with the promotion and sale of Fund shares. The cash payments, non-cash compensation and reimbursements, to broker-dealers are in recognition of their marketing and distribution and/or administrative services support and are generally based on the anticipated level of participation and/or accessibility and the size of the audience.

These payments may not be offered to all broker-dealers and may differ substantially among broker-dealers. The selection of broker-dealers may depend on various criteria, including the scope and nature of our existing business relationship, anticipated sales and profitability. The terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided, assets under management, and the volume and size of the sales of the Funds. Such additional compensation may give the Funds greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and its registered representatives market Fund shares. Payment and receipt of such compensation is subject to applicable state law and regulation and the NASD Conduct Rules.

The following list sets forth the companies receiving additional compensation from the Jackson affiliates for 2008 in connection with the sale of the Funds:

>>       Geneos Wealth Management
>>       Intersecurities, Inc.
>>       Mutual Service Corporation
>>       National Planning Corporation
>>       Investment Centers of America, Inc.
>>       Invest Financial Corporation
>>       SII Investments, Inc.
>>       National Planning Holdings, Inc.

In addition, Jackson affiliates may as consistent with applicable law pay amounts from their own resources to compensate or reimburse administrators, brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries (including 401(k) and other retirement plan administrators). These fees ($5 to $20 per account) are in addition to any fees that may be paid by the Funds for providing recordkeeping, subaccounting, transaction processing, administrative and shareholder services provided to the Funds and its shareholders. These fees are usually paid on a per-account basis, regardless of the amount held in your account.

The compensation described in this section and other compensation or benefits provided by Jackson affiliates may be more or less than the overall compensation on similar or other funds. The compensation paid is not structured to, but may influence your registered representative, broker-dealer, retirement plan administrator, or other intermediary to present or make available the Funds over other investment options available in the marketplace. The compensation structure, however, does not change the price that you pay for shares. Your registered-representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. You may inquire of your registered representative about these differing and divergent interests and how he/she is personally compensated and how his/her broker-dealer is compensated for selling shares of the Funds. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative. Please refer to the SAI for additional details on the Distribution Plans and the differing and divergent interests that they may present.

                       GENERAL SUMMARY OF TAX CONSEQUENCES

Each Fund will distribute substantially all of its net investment income and net realized capital gains to its shareholders every year. You will be taxed on Fund distributions whether they are paid in cash or reinvested in additional fund shares. These distributions are taxed as either ordinary income, "qualifying dividends," or capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates.

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund's policy is to meet the requirements of Subchapter M necessary to qualify as a regulated investment company. Each Fund is treated as a separate corporation for Federal income tax purposes. Therefore, the assets, income and distributions of each Fund are considered separately for purposes of determining whether or not the each Fund qualifies as a regulated investment company.

The Jackson Perspective 10 x 10 Fund can generate income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the net long-term capital gains of either the Jackson Perspective 10 x 10 Fund or Underlying Funds will generally be taxed at long-term capital gain rates. Other distributions, including net short-term capital gains, will be taxed as ordinary income. The structure of the Jackson Perspective 10 x 10 Fund and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

Distributions of earnings from non-qualifying dividends, interest income and net short-term capital gains will not generally qualify for the lower rates, thus will be subject to the taxpayer's ordinary income tax rate. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower tax rate. The maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualifying dividends. This rate does not apply to corporate taxpayers.

You may owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you buy shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund declares a distribution in October, November, or December but pays it in January, you may be taxed on the amount of the distribution as if you had received it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to Federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares will be a capital gain or loss if you held the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss will generally be treated as long-term capital gain or loss if you held the shares for more than one year; otherwise such gain or loss will generally be treated as short-term capital gain or loss.

You must provide each Fund in which you invest with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Funds will be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

The Jackson Perspective 10 x 10 Fund cannot use losses in one Underlying Fund to offset capital gain distributions received from another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains taxable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the "wash sale" rules. As a result of these factors, the Jackson Perspective 10 x 10 Fund "fund-of-funds" structure could affect the amount, timing and character of distributions to shareholders. The Jackson Perspective 10 x 10 Fund will also not be able to pass through from the Underlying Fund any potential benefit from the foreign tax credit or income from certain Federal obligations (that may be exempt from state tax).

THIS DISCUSSION RELATES ONLY TO FEDERAL INCOME TAX. FUND DISTRIBUTIONS AND GAINS FROM SALE OF FUND SHARES GENERALLY ARE SUBJECT TO STATE AND LOCAL TAXES. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF YOUR INVESTMENT IN A FUND.

                                 JACKSON FUNDSSM

                            PRIVACY POLICY STATEMENT

THE JACKSON FUNDS CONSIDERS THE PRIVACY OF ITS INVESTORS TO BE OF FUNDAMENTAL IMPORTANCE AND HAS ESTABLISHED A POLICY TO MAINTAIN THE PRIVACY OF THE INFORMATION YOU SHARE WITH US.

PERSONAL OR "CONFIDENTIAL INFORMATION" WE COLLECT

The Jackson Funds may collect and retain certain shareholder Confidential Information, including, but not limited to:

o Information received from shareholders and their financial advisers (such as shareholder name, address, tax identification number, social security number, driver's license number, financial or bank account number(s), and credit or debit account numbers);
o    An address received from a third party when a shareholder has moved;
o Information, such as account balance and transaction activity (including, to the extent necessary for a shareholder's account(s), investments with third parties), and
o Information (commonly referred to as "cookies") collected from the Web browser of a shareholder's PC.

CONFIDENTIAL INFORMATION THAT WE MAY DISCLOSE

The Jackson Funds may occasionally disclose shareholder Confidential Information to affiliates and non-affiliates as permitted by law. Instances where the Jackson Funds may share or use shareholder Confidential Information, include but are not limited to:

o Disclosing shareholder Confidential Information to a third party in order to process account transactions;
o Sharing shareholder Confidential Information with affiliates and non-affiliates to make shareholders aware of new funds or other services offered by the Jackson Funds;
o Disclosing shareholder names and addresses to companies that mail Jackson Fund-related materials, such as shareholder reports (note that these companies may not use the information for any other purpose);
o Disclosing shareholder Confidential Information to research companies that help conduct shareholder surveys to assess and improve the financial services provided by the Jackson Funds; and
o Disclosing shareholder Confidential Information in connection with legal proceedings, such as responding to a subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

We restrict access to your nonpublic personal information to authorized employees. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions, please visit our website at WWW.JACKSON.COM, or call us at 1-888-276-0061.

               THIS PRIVACY NOTICE IS NOT PART OF THE PROSPECTUS.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table provides selected per share data for each Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

The financial highlights for the other Funds have not been included since the Funds will commence investment operations on or about the effective date of this prospectus.

JACKSON FUNDSsm
FINANCIAL HIGHLIGHTS

                                                     INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS (C)
                                                  ----------------------------------                       DISTRIBUTIONS
                                                  ----------------------------------                       FROM NET
                                      NET ASSET   NET           NET REALIZED    TOTAL FROM  DISTRIBUTIONS  REALIZED       NET ASSET
                                      VALUE       INVESTMENT    & UNREALIZED    INVESTMENT  FROM NET       GAINS ON       VALUE, END
 PERIOD ENDED                         BEGINNING   INCOME (LOSS) GAINS (LOSSES)  OPERATIONS  INVESTMENT     INVESTMENT     OF PERIOD
                                      OF PERIOD                                             INCOME         TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE 5 FUND

Class A

      10/31/2008                    $ 11.47       $ 0.17        $ (5.24)        $ (5.07)    $ (0.08)       $ (0.06)        $ 6.26
12/28/2006 (A) - 10/31/2007           10.00         0.11           1.36            1.47           -              -          11.47

Class C

      10/31/2008                      11.42         0.10          (5.22)          (5.12)      (0.03)         (0.06)          6.21
12/28/2006 (A) - 10/31/2007           10.00         0.05           1.37            1.42           -              -          11.42

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE INDEX 5 FUND

Class A

      10/31/2008                      10.91         0.17          (3.62)          (3.45)      (0.16)         (0.07)          7.23
12/28/2006 (A) - 10/31/2007           10.00         0.14           0.77            0.91           -              -          10.91

Class C

      10/31/2008                      10.84         0.10          (3.62)          (3.52)      (0.03)         (0.07)          7.22
12/28/2006 (A) - 10/31/2007           10.00         0.08           0.76            0.84           -              -          10.84

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE 10 X 10 FUND (b)

Class A

      10/31/2008                      11.18         0.12          (4.39)          (4.27)      (0.17)             -           6.74
12/28/2006 (A) - 10/31/2007           10.00          -             1.18            1.18           -              -          11.18

Class C

      10/31/2008                      11.11         0.03          (4.32)          (4.29)      (0.16)             -           6.66
12/28/2006 (A) - 10/31/2007           10.00        (0.07)          1.18            1.11           -              -          11.11

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE OPTIMIZED 5 FUND

Class A

      10/31/2008                      12.49         0.18          (6.24)          (6.06)      (0.05)         (0.03)          6.35
12/28/2006 (A) - 10/31/2007           10.00         0.10           2.39            2.49           -              -          12.49

Class C

      10/31/2008                      12.41         0.11          (6.19)          (6.08)      (0.01)         (0.03)          6.29
12/28/2006 (A) - 10/31/2007           10.00         0.02           2.39            2.41           -              -          12.41

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE VIP FUND

Class A

12/27/2007 (a) - 10/31/2008           10.00         0.06          (4.04)          (3.98)          -              -           6.02

Class C

12/27/2007 (a) - 10/31/2008           10.00         0.01          (4.00)          (3.99)          -              -           6.01

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE S&P 4 FUND

Class A

12/27/2007 (a) - 10/31/2008           10.00         0.10          (3.31)          (3.21)          -              -           6.79

Class C

12/27/2007 (a) - 10/31/2008           10.00         0.04          (3.29)          (3.25)          -              -           6.75

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE MONEY MARKET FUND

Class A
      10/31/2008                      1.00          0.02             -            0.02       (0.02)             -            1.00
12/28/2006 (A) - 10/31/2007           1.00          0.04             -            0.04       (0.04)             -            1.00

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                             ASSUMING NO EXPENSE
                                                                                                               REIMBURSEMENT
                                                                                                           -------------------------
                                               SUPPLEMENTAL DATA                                           -------------------------
                                      ------------------------------------               RATIO OF NET                 RATIO OF NET
                                      ------------------------------------  RATIO OF     INVESTMENT      RATIO OF     INVESTMENT
                                                                            EXPENSES TO  INCOME (LOSS)   EXPENSES TO  INCOME (LOSS)
                                      TOTAL       NET ASSETS,   PORTFOLIO   AVERAGE NET  TO AVERAGE      AVERAGE NET  TO AVERAGE
 PERIOD ENDED                        RETURN (D)  END OF PERIOD  TURNOVER    ASSETS (C)   NET ASSETS (E)  ASSETS (E)   NET ASSETS (E)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE 5 FUND

Class A

      10/31/2008                     (44.68)%    $ 22,411,553     91%         1.20 %       1.84 %          1.60 %        1.44 %
12/28/2006 (A) - 10/31/2007           14.70        48,281,884      9          1.20         1.25            1.91          0.55

Class C

      10/31/2008                     (45.12)        9,564,585     91          1.95         1.10            2.35          0.70
12/28/2006 (A) - 10/31/2007           14.20        14,628,425      9          1.95         0.52            2.54         (0.07)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE INDEX 5 FUND

Class A

      10/31/2008                     (32.24)       39,626,855     31          1.20         1.78            1.27          1.71
12/28/2006 (A) - 10/31/2007            9.10        62,418,308     18          1.20         1.64            1.30          1.55

Class C

      10/31/2008                     (32.75)        2,360,204     31          1.95         1.08            2.02          1.01
12/28/2006 (A) - 10/31/2007            8.40         1,379,669     18          1.95         0.87            2.21          0.61

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE 10 X 10 FUND (b)

Class A

      10/31/2008                     (38.66)        5,370,472     44             -         1.28            0.81          0.48
12/28/2006 (A) - 10/31/2007           11.80         6,924,648      5             -            -            1.90         (1.90)

Class C

      10/31/2008                     (39.06)        2,367,701     44          0.75         0.29            1.56         (0.51)
12/28/2006 (A) - 10/31/2007           11.10         2,868,811      5          0.75        (0.75)           2.34         (2.34)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE OPTIMIZED 5 FUND

Class A

      10/31/2008                     (48.81)       14,516,736     80          1.20         1.82            1.83          1.19
12/28/2006 (A) - 10/31/2007           24.90        17,430,541      5          1.20         1.05            2.71         (0.45)

Class C

      10/31/2008                     (49.17)        8,439,477     80          1.95         1.15            2.58          0.52
12/28/2006 (A) - 10/31/2007           24.10         5,634,815      5          1.95         0.22            3.15         (0.98)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE VIP FUND

Class A

12/27/2007 (a) - 10/31/2008          (39.80)          594,085     80          1.20         0.88            3.01         (0.93)


Class C

12/27/2007 (a) - 10/31/2008          (39.90)          942,931     80          1.95         0.11            3.76         (1.70)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE S&P 4 FUND

Class A

12/27/2007 (a) - 10/31/2008          (32.10)        4,937,361     56          1.30         1.26            2.48          0.08

Class C

12/27/2007 (a) - 10/31/2008          (32.50)        2,266,435     56          2.05         0.51            3.23         (0.67)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE MONEY MARKET FUND

Class A
      10/31/2008                       2.41        17,212,734     n/a         0.85         2.28            1.12          2.01
12/28/2006 (A) - 10/31/2007            3.73        12,419,405     n/a         0.85         4.45            1.66          3.65

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) The ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(c) Calculated using the average shares method for the period ended October 31, 2008.
(d)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
(e)  Annualized for periods less than one year.

JACKSON FUNDSsm
FINANCIAL HIGHLIGHTS

                                                   INCREASE (DECREASE) FROM
                                                   INVESTMENT OPERATIONS (B)
                                          -----------------------------------------                     DISTRIBUTIONS
                                 NET ASSET-----------------------------------------                     FROM NET
                                  VALUE       NET        NET REALIZED    TOTAL FROM   DISTRIBUTIONS     REALIZED GAINS  NET ASSET
                                BEGINNING  INVESTMENT    & UNREALIZED    INVESTMENT   FROM NET          ON INVESTMENT   VALUE END
 PERIOD ENDED                   OF PERIOD INCOME (LOSS)  GAINS (LOSSES)  OPERATIONS   INVESTMENT INCOME TRANSACTIONS    OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE CORE
EQUITY FUND

Class A

12/27/2007 (a) - 10/31/2008    $ 10.00      $ 0.10         $ (4.06)      $ (3.96)      $ -                 $ -           $ 6.04

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.10           (4.06)        (3.96)        -                   -             6.04

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE LARGE
CAP VALUE FUND

Class A

12/27/2007 (a) - 10/31/2008      10.00        0.12           (4.80)        (4.68)        -                   -             5.32

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.12           (4.80)        (4.68)        -                   -             5.32

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE MID
CAP VALUE FUND

Class A

12/27/2007 (a) - 10/31/2008      10.00        0.07           (4.40)        (4.33)        -                   -             5.67

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.07           (4.40)        (4.33)        -                   -             5.67

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE SMALL
CAP VALUE FUND

Class A

12/27/2007 (a) - 10/31/2008      10.00        0.04           (3.67)        (3.63)        -                   -             6.37

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.04           (3.67)        (3.63)        -                   -             6.37

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE ASIA PACIFIC
EX-JAPAN BOND FUND

Class A

12/27/2007 (a) - 10/31/2008      10.00        0.26           (1.87)        (1.61)        -                   -             8.39

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.26           (1.88)        (1.62)        -                   -             8.38

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE
ASIA EX-JAPAN FUND

Class A

12/27/2007 (a) - 10/31/2008      10.00        0.07           (5.53)        (5.46)        -                   -             4.54

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.07           (5.52)        (5.45)        -                   -             4.55

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE ASIA
EX-JAPAN INFRASTRUCTURE FUND

Class A

12/27/2007 (a) - 10/31/2008      10.00        0.14           (4.51)        (4.37)        -                   -             5.63

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.14           (4.51)        (4.37)        -                   -             5.63

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE
CHINA-INDIA FUND

Class A
12/27/2007 (a) - 10/31/2008      10.00        0.03           (5.36)        (5.33)        -                   -             4.67

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.03           (5.36)        (5.33)        -                   -             4.67

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                           ASSUMING NO EXPENSE
                                                                                                              REIMBURSEMENT
                                                                                                        ----------------------------
                                       SUPPLEMENTAL DATA                                                ----------------------------
                                ------------------------------------                  RATIO OF NET                    RATIO OF NET
                                ------------------------------------     RATIO OF     INVESTMENT        RATIO OF      INVESTMENT
                                                                         EXPENSES TO  INCOME (LOSS)     EXPENSES TO   INCOME (LOSS)
                                TOTAL        NET ASSETS.   PORTFOLIO     AVERAGE NET  TO AVERAGE        AVERAGE NET   TO AVERAGE
 PERIOD ENDED                   RETURN (C)  END OF PERIOD  TURNOVER      ASSETS (D)   NET ASSETS (D)    ASSETS (D)    NET ASSETS (D)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE CORE
EQUITY FUND

Class A

12/27/2007 (a) - 10/31/2008     (39.60)%    $2,415,158       39%         1.24 %         1.44 %            1.24 %         1.44 %

Class C

12/27/2007 (a) - 10/31/2008     (39.60)        603,799       39          1.24           1.44              1.24           1.44

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE LARGE
CAP VALUE FUND

Class A

12/27/2007 (a) - 10/31/2008     (46.80)      2,128,740       66          1.25           1.71              1.25           1.71

Class C

12/27/2007 (a) - 10/31/2008     (46.80)        532,196       66          1.25           1.71              1.25           1.71

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE MID
CAP VALUE FUND

Class A

12/27/2007 (a) - 10/31/2008     (43.30)     2,266,396       88           1.29           0.92              1.29           0.92

Class C

12/27/2007 (a) - 10/31/2008     (43.30)       566,584       88           1.29           0.92              1.29           0.92

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE SMALL
CAP VALUE FUND

Class A

12/27/2007 (a) - 10/31/2008     (36.30)     2,548,887       73           1.33           0.53              1.33           0.53

Class C

12/27/2007 (a) - 10/31/2008     (36.30)       637,204       73           1.33           0.53              1.33           0.53

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE ASIA PACIFIC
EX-JAPAN BOND FUND

Class A

12/27/2007 (a) - 10/31/2008     (16.10)   15,734,751        86           1.04           3.25              1.04           3.25

Class C

12/27/2007 (a) - 10/31/2008     (16.20)      838,243        86           1.04           3.25              1.04           3.25

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE
ASIA EX-JAPAN FUND

Class A

12/27/2007 (a) - 10/31/2008     (54.60)    1,817,932       86            1.62           0.92              1.62           0.92

Class C

12/27/2007 (a) - 10/31/2008     (54.50)      454,707       86            1.62           0.92              1.62           0.92

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE ASIA
EX-JAPAN INFRASTRUCTURE FUND

Class A

12/27/2007 (a) - 10/31/2008     (43.70)    2,253,121        8            1.53           1.98              1.53           1.98

Class C

12/27/2007 (a) - 10/31/2008     (43.70)      563,283        8            1.53           1.98              1.53           1.98

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE
CHINA-INDIA FUND

Class A
12/27/2007 (a) - 10/31/2008     (53.30)    1,867,418      120            1.59           0.49              1.59           0.49

Class C

12/27/2007 (a) - 10/31/2008     (53.30)      466,928      120            1.59           0.49              1.59           0.49

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Calculated using the average shares method for the period ended October 31, 2008.
(c)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
(d)  Annualized for periods less than one year.



                                                   INCREASE (DECREASE) FROM
                                                   INVESTMENT OPERATIONS (B)
                                          -----------------------------------------                     DISTRIBUTIONS
                                 NET ASSET-----------------------------------------                     FROM NET
                                  VALUE       NET        NET REALIZED    TOTAL FROM   DISTRIBUTIONS     REALIZED GAINS  NET ASSET
                                BEGINNING  INVESTMENT    & UNREALIZED    INVESTMENT   FROM NET          ON INVESTMENT   VALUE END
 PERIOD ENDED                   OF PERIOD INCOME (LOSS)  GAINS (LOSSES)  OPERATIONS   INVESTMENT INCOME TRANSACTIONS    OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE EMERGING
ASIA EX-JAPAN FUND

Class A

12/27/2007 (a) - 10/31/2008    $ 10.00      $ 0.04         $ (6.14)      $ (6.10)       $ -                $ -           $ 3.90

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.04           (6.14)        (6.10)         -                  -             3.90

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE JAPAN FUND

Class A

12/27/2007 (a) - 10/31/2008      10.00        0.09           (3.21)        (3.12)         -                  -             6.88

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.09           (3.21)        (3.12)         -                  -             6.88

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE ASIAN
PACIFIC REAL ESTATE FUND

Class A

12/27/2007 (a) - 10/31/2008      10.00        0.30           (5.67)        (5.37)         -                  -             4.63

Class C

12/27/2007 (a) - 10/31/2008      10.00        0.30           (5.67)        (5.37)         -                  -             4.63

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL MONEY MARKET FUND

        10/31/2008                1.00        0.03               -          0.03        (0.03)                 -           1.00
        10/31/2007                1.00        0.05               -          0.05        (0.05)                 -           1.00
        10/31/2006                1.00        0.05               -          0.05        (0.05)                 -           1.00

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                           ASSUMING NO EXPENSE
                                                                                                              REIMBURSEMENT
                                                                                                        ----------------------------
                                       SUPPLEMENTAL DATA                                                ----------------------------
                                ------------------------------------                  RATIO OF NET                    RATIO OF NET
                                ------------------------------------     RATIO OF     INVESTMENT        RATIO OF      INVESTMENT
                                                                         EXPENSES TO  INCOME (LOSS)     EXPENSES TO   INCOME (LOSS)
                                TOTAL        NET ASSETS.   PORTFOLIO     AVERAGE NET  TO AVERAGE        AVERAGE NET   TO AVERAGE
 PERIOD ENDED                   RETURN (C)  END OF PERIOD  TURNOVER      ASSETS (D)   NET ASSETS (D)    ASSETS (D)    NET ASSETS (D)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE EMERGING
ASIA EX-JAPAN FUND

Class A

12/27/2007 (a) - 10/31/2008      (61.00)%  $ 1,558,374       86%         1.69 %         0.69 %            1.69 %          0.69 %

Class C

12/27/2007 (a) - 10/31/2008      (61.00)       389,572       86          1.69           0.69              1.69            0.69

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE JAPAN FUND

Class A

12/27/2007 (a) - 10/31/2008      (31.20)     5,503,707       37          1.29           1.23              1.29            1.23

Class C

12/27/2007 (a) - 10/31/2008      (31.20)     1,376,019       37          1.29           1.23              1.29            1.23

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE ASIAN
PACIFIC REAL ESTATE FUND

Class A

12/27/2007 (a) - 10/31/2008      (53.70)     1,851,883       22          1.51           4.39              1.51            4.39

Class C

12/27/2007 (a) - 10/31/2008      (53.70)       462,981       22          1.51           4.39              1.51            4.39

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JNL MONEY MARKET FUND

        10/31/2008               3.10      504,933,619       n/a         0.21           3.14               n/a             n/a
        10/31/2007               5.23      541,303,066       n/a         0.21           5.10               n/a             n/a
        10/31/2006               4.74      300,960,318       n/a         0.22           4.66               n/a             n/a

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
(a)  Commencement of operations.
(b)  Calculated using the average shares method for the period ended October 31,
     2008.
(c)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return does not reflect  sales  commissions  or  contingent  deferred sales charges,  if applicable,  and is not annualized for periods less than one year.
(d)  Annualized for periods less than one year.

                                   APPENDIX A

"Dow Jones(R)," "Dow Jones Industrial AverageSM," "DJIASM" "The DowSM" and "the Dow 10SM" are service marks of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to JNL Investors Series Trust and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average ("DJIA") and its service marks for use in connection with the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund.

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund.

o Recommend that any person invest in the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.

o Consider the needs of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund or the owners of Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------

DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE VIP FUND, AND JACKSON PERSPECTIVE 10 X 10 FUND. SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     o THE RESULTS TO BE OBTAINED BY THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE VIP FUND, AND JACKSON PERSPECTIVE 10 X 10 FUND, THE OWNERS OF THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE VIP FUND, AND JACKSON PERSPECTIVE 10 X 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

     o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

     o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE VIP FUND, AND JACKSON PERSPECTIVE 10 X 10 FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "S&P MidCap 400(R) Index," and "Standard & Poor's 500" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company(R). Certain of the Funds may seek to provide an investment return based on the returns of a Standard & Poor's index. Standard & Poor's and its affiliates do not sponsor, endorse, sell or promote such Funds, and Standard & Poor's and its affiliates make no representation regarding the advisability of investing in such Funds. Please see the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

The Product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. (including its affiliates) (NASDAQ, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (Licensee) is in the licensing of the NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ(R) trademarks or service marks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The  NASDAQ-100(R),"   "NASDAQ-100  Index(R),"  "NASDAQ  Stock  Market(R)"  and
"NASDAQ(R)" are trade or service marks of The NASDAQ, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The Corporations have not passed on the legality or suitability of the Jackson Perspective Optimized 5 Fund or the Jackson Perspective VIP Fund. The Jackson Perspective Optimized 5 Fund and the Jackson Perspective VIP Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND.

Russell lnvestment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell(R) is a trademark of Russell Investment Group.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks of Value LinE Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson National Life Insurance Company. The Jackson Perspective Optimized 5 Fund and the Jackson Perspective VIP Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Jackson Perspective Optimized 5 Fund or the Jackson Perspective VIP Fund. Jackson National Life Insurance Company is not affiliated with any Value Line Company.

                                   PROSPECTUS

                                DECEMBER 29, 2008

                           JNL INVESTORS SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated December 29, 2008, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061, writing the Jackson Funds, c/o PNC Global Investment Servicing, P.O. Box 9691, Providence, RI 02940, or by visiting WWW.JACKSON.COM.

For the JNL Money Market Fund, You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

The JNL Money Market Fund does not have a website because only an institutional class is currently being offered.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.


                                                                       811-10041

                                   PROSPECTUS
                              CLASS A AND C SHARES
                                December 29, 2008
                          JNL(R) INVESTORS SERIES TRUST
                    1 Corporate Way o Lansing, Michigan 48951


Jackson Perspective 5 Fund
Jackson Perspective Index 5 Fund
Jackson Perspective 10 x 10 Fund
Jackson Perspective Optimized 5 Fund
Jackson Perspective VIP Fund
Jackson Perspective S&P 4 Fund
Jackson Perspective Money Market Fund


The Securities and Exchange Commission ("SEC") has not approved or disapproved the Trust's securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Some of the Funds offer two classes of shares, Class A and Class C. Both shares are described in this prospectus.

"JNL(R)", "JacksonSM", "Jackson FundsSM", "Jackson National(R)" and "Jackson National Life(R)" are trademarks or service marks of Jackson National Life Insurance Company.

                                 ---------------

                        INFORMATION ABOUT THIS PROSPECTUS

READING THE PROSPECTUS

References to "you" and "your" in this prospectus refer to prospective investors or shareholders. References to "we," "us," or "our" may refer to the JNL Investors Series Trust ("Trust") or Jackson National Asset Management, LLC ("JNAM" or "Adviser"). This Prospectus provides you with the basic information you should know before investing.

THE FUNDS

The Trust currently offers shares in the following Funds (each a "Fund" and collectively, "Funds" or "Jackson Funds"). The Funds are a series of separate mutual fund portfolios within a single trust, each with a specific investment objective. The following Funds are described in this prospectus:

Jackson Perspective 5 Fund
Jackson Perspective Index 5 Fund
Jackson Perspective 10 x 10 Fund
Jackson Perspective Optimized 5 Fund
Jackson Perspective VIP Fund
Jackson Perspective S&P 4 Fund
Jackson Perspective Money Market Fund

PRINCIPAL RISKS COMMON TO ALL FUNDS

You should consult with your investment professional to determine which Funds may be suited to your financial needs, investment time horizon and risk comfort level. You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed in this prospectus. There can be no assurance that any of the Funds will achieve its objective and you could lose money. Please read this prospectus carefully before investing or sending money, and keep the prospectus for future reference.

CLASS A AND CLASS C SHARES

Some of the Funds offer two classes of shares, Class A and Class C. Both Class A and C shares are described in this prospectus. You pay a sales charge (front-end sales charge or front-end sales load) immediately when you purchase Class A shares. As more fully described herein, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. You pay a 1.00% sales charge when you redeem Class C shares held for less than one (1) year (back-end sales charge or contingent deferred sales charge).

OTHER TERMS AND TERMINOLOGY

     o "STOCK SELECTION DATE" refers to the dates stocks are selected for inclusion in each Fund's portfolio.
     o    "1940 ACT" refers to the Investment Company Act of 1940, as amended.
     o "ADVISERS ACT" refers to the Investment Advisers Act of 1940, as amended.
     o "SUB-ADVISER" refers to the investment manager selected by JNAM, and approved by the Trust's Board of Trustees, to manage the assets of each Fund.

ADDITIONAL INFORMATION

For more detailed information about the Trust and the Funds, see the Trust's Statement of Additional Information ("SAI"), which is incorporated by reference into (which means it legally is a part of) this prospectus.

-------------------------------------------------------------------------------------------------------------------
                                               TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------------

I.  ABOUT THE FUNDS...............................................................................................1

INCLUDES A DESCRIPTION  OF THE FUNDS,  ITS  INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS, HISTORIC PERFORMANCE, EXPENSES, AND MANAGEMENT OF THE FUNDS.

II.  MORE ABOUT THE INVESTMENT OBJECTIVES AND RISKS OF ALL FUNDS.................................................57

INCLUDES ADDITIONAL  INFORMATION  REGARDING INVESTMENT  STRATEGIES AND PRINCIPAL
RISKS OF THE FUNDS.

III.  MANAGEMENT OF THE TRUST....................................................................................59

MANAGEMENT  OF  THE  FUNDS,  FUND  EXPENSES,   SUB-ADVISORY  ARRANGEMENTS,   AND
ADMINISTRATIVE FEE.

IV.  HOW SHARE PRICES ARE CALCULATED.............................................................................61

HOW SHARE PRICES ARE CALCULATED.

V.  INVESTING IN FUND SHARES.....................................................................................63

OPENING AN ACCOUNT,  SELLING SHARES,  EXCHANGING  SHARES,  AND EXECUTION OF YOUR
REQUESTS.

VI.  OVERVIEW OF THE SHARE CLASSES...............................................................................69

SALES  CHARGES  AND  FEES BY  SHARE  CLASS,  CLASS  A  SHARES,  CLASS C  SHARES,
CALCULATION OF CONTINGENT DEFERRED SALES CHARGES ("CDSC"),  DEALER COMPENSATION,
AND WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS).

VII.  OTHER FUND INFORMATION.....................................................................................75

DIVIDENDS AND DISTRIBUTIONS,  DISTRIBUTION AND SERVICING  ARRANGEMENTS,  GENERAL
SUMMARY OF TAX CONSEQUENCES, AND PRIVACY POLICY STATEMENT.

VIII. FINANCIAL HIGHLIGHTS.......................................................................................79

THE  FINANCIAL  HIGHLIGHTS  TABLES WILL HELP YOU  UNDERSTAND A FUND'S  FINANCIAL
PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

IX.  APPENDIX A.................................................................................................A-1

                 (This page has been intentionally left blank.)

--------------------------------------------------------------------------------
                ABOUT THE FUNDS OF THE JNL INVESTORS SERIES TRUST
--------------------------------------------------------------------------------

JACKSON PERSPECTIVE 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective 5 Fund ("Fund") is total return through capital appreciation and dividend income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in the common stocks of all capitalization companies that are identified by a model based on 5 different specialized strategies:

     o    20% in the DowSM 10 Strategy, a dividend yielding strategy;
     o    20% in the S&P(R) 10 Strategy, a blended valuation-momentum strategy;
     o    20% in the Global 15 Strategy, a dividend yielding strategy;
     o    20% in the 25 Strategy, a dividend yielding strategy; and
     o    20% in the Select Small-Cap Strategy, a small capitalization strategy.

Each of these strategies is described below.

The securities for each strategy are selected only once every 13 months on each "Stock Selection Date". The initial Stock Selection Date was on January 1, 2007. Thereafter, the Stock Selection Date will be on or about 13 months after the prior Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, when cash flow activity occurs in the Fund and for dividend reinvestment. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company. The Fund is rebalanced and reconstituted every 13 months, and therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells common stocks of the five specialized strategies according to the approximate current percentage relationship among the common stocks (determined based on market value).

To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The securities which comprise the above strategies are selected as follows:

THE DOWSM 10 STRATEGY

The Dow 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of ten companies included in the Dow Jones Industrial Average ("DJIA") which have the highest indicated annual dividend yields ("Dividend Yield") on each Stock Selection Date.

The Dow 10 Fund invests in the common stock of ten companies included in the DJIA. The ten common stocks are chosen on each Stock Selection Date as follows:

     o The Sub-Adviser determines the Dividend Yield on each common stock in the DJIA on the Stock Selection Date; and

     o The Sub-Adviser allocates approximately equal amounts of the Dow 10 Fund to the ten companies in the DJIA that have the highest Dividend Yield.

Companies, which as of the Stock Selection Date, Dow Jones has announced will be removed from the DJIA, will be removed from the universe of securities from which the Dow 10 strategy stocks are selected.

The stocks in the Dow 10 Strategy are not expected to reflect the entire DJIA, nor track the performance of the DJIA.

THE S&P(R) 10 STRATEGY

The S&P 10 Strategy seeks to achieve its objective by investing approximately equal amounts in the common stocks of ten companies selected from a pre-screened subset of the stocks listed in the S&P 500 Index.

Companies, which as of the selection date, S&P has announced will be removed from the S&P 500 Index, will be removed from the universe of securities from which the S&P 10 strategy stocks are selected.

The S&P 10 Strategy consists of 10 common stocks selected on each Stock Selection Date through the following process:

     o The Sub-Adviser ranks the companies in the S&P 500(R) Index by market capitalization;

     o The Sub-Adviser selects half of the companies in the S&P 500 Index with the largest market capitalization;

     o From the selected companies, the Sub-Adviser selects the half with the lowest price to sales ratio;

     o From the selected companies, the Sub-Adviser selects the ten common stocks with the greatest one-year price appreciation; and

     o The Sub-Adviser allocates approximately equal amounts of the S&P 10 Strategy to the selected ten common stocks.

The stocks in the S&P 10 Strategy are not expected to reflect the entire S&P 500 Index, nor track the performance of the S&P 500 Index.

THE GLOBAL 15 STRATEGY

The Global 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies which are components of the DJIA, the Financial Times Ordinary Index ("FT30 Index" or "Financial Times 30 Index"), and the Hang Seng Index. The Global 15 Strategy consists of common stocks of the 5 companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest Dividend Yields in their respective index.

Companies, which as of the Stock Selection Date, will be removed from the DJIA, the FT 30 Index and the Hang Seng Index, will be removed from the universe of securities from which the Global 15 strategy stocks are selected.

The 15 common stocks are chosen on each Stock Selection Date through the following process:

     o The Sub-Adviser determines the Dividend Yield on each common stock in the DJIA, the FT-30 Index and the Hang Seng Index;

     o The Sub-Adviser determines the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index that have the highest Dividend Yield in the respective index; and

     o Out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the common stocks of the five companies in each index with the lowest price per share.

The stocks in the Global 15 Strategy are not expected to reflect the entire DJIA, FT-30 Index or the Hang Seng Index, nor track the performance of the DJIA, the FT30 Index or the Hang Seng Index.

THE 25 STRATEGY

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the New York Stock Exchange ("NYSE"), on each Stock Selection Date.

Companies, which as of the selection date, will be removed from the NYSE, will be removed from the universe of securities from which the 25 strategy stocks are selected.

The 25 Strategy consists of a portfolio of 25 common stocks selected through the following five-step process on each Stock Selection Date:

     o The Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, and any stock included in the Dow Jones Industrial Average);

     o Those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;

     o Those 400 common stocks are then ranked, in terms of Dividend Yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;

     o From the selected 75 stocks, the Sub-Adviser eliminates the 50 highest dividend-yielding stocks and selects the remaining 25 stocks; and

     o The Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 common stocks selected.

The stocks in the 25 Strategy are not expected to reflect the entire NYSE, nor track the performance of the NYSE.

THE SELECT SMALL-CAP STRATEGY

Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization (small cap) companies selected from a pre-screened subset of the common stocks listed on the NYSE, the American Stock Exchange ("AMEX") or the NASDAQ Stock Market ("NASDAQ"), on each Stock Selection Date. The population of securities from which the Strategy's stocks are selected is limited to stocks within a specific market capitalization range and minimum average daily trading volume requirements. As of January 31, 2008, companies with a market capitalization between $274 million and $1.64 billion range and a minimum of $2.24 mm average daily trading volume for the most recent year were included in the population. The Sub-Adviser will adjust these requirements on each Stock Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

Companies, which as of the Stock Selection Date, have been removed from the NYSE, AMEX and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select Small-Cap Strategy stocks are selected.

The Select Small-Cap Strategy consists of a portfolio of 100 common stocks selected through the following process on each Stock Selection Date:

     o The Sub-Adviser selects all U.S. traded common stocks which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depository Receipts and mineral and oil royalty trusts);

     o From those companies, the Sub-Adviser then selects only those companies which have a market capitalization within the applicable range and also meet the average daily dollar trading volume requirement;

     o From the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;

     o Next, from the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;

     o The Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

     o From the remaining list, the Sub-Adviser selects the 100 stocks with the greatest price appreciation in the last 12 months (highest to lowest); and

     o The Select Small-Cap Strategy purchases the selected 100 common stocks, allocating its assets among them in proportion to the relative market capitalization of each stock.

In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

The stocks in the Select Small-Cap Strategy are not expected to reflect the entire NYSE, AMEX, or NASDAQ, nor track the performance of the NYSE, AMEX or NASDAQ.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money. A variety of factors may influence the Fund's investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o COMPANY RISK. Because the Fund invests in U.S. and foreign traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others, including foreign and other jurisdictional requirements. As a result, there can be no assurance that the Fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high Dividend Yields relative to other large capitalization common stocks comprising an index. The Dividend Yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks that have low share prices relative to the issuers' sales. The price to sales ratios of these stocks may be low because the stocks are out of favor with investors. The issuer may be experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that negative factors that may have caused the issuer's stock price to be low in relation to the issuer's sales will not continue, or will not result in a decline in the issuer's stock price.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates, reducing the value of the U.S. dollar value because of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Fund. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A**

[GRAPHIC OMITTED]

2.97%
-----
2007

* The return of the Fund through September 30, 2008 was -20.96%.

** The Fund's returns shown in the bar chart are for the Fund's Class A shares. Class C shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the periods shown in the chart, the Fund's highest quarterly return was 7.25% (2nd quarter of 2007) and its lowest quarterly return was -7.98% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS A
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective 5 Fund
Return Before Taxes                                                       2.97%                 2.95%
Return After Taxes on Distributions                                       2.75%                 2.73%
Return After Taxes on Distributions and Sale of Fund Shares               2.19%                 2.49%
S&P 500 Index**                                                           5.49%                 4.97%
----------------------------------------------------------------- --------------------- ---------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS C
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective 5 Fund                                                2.43%                2.41%
S&P 500 Index**                                                           5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on December 28, 2006.
** Indices reflect no deduction for fees, expenses or taxes.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.60%                0.60%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       1.60%                2.35%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    0.40%                0.40%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $1,014            $695
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                               $1,360          $1,219
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                              $2,334          $2,656
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                         CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,014              $695
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,360            $1,219
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,334            $2,656
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Fund. Mellon Capital's address is 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE INDEX 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Index 5 Fund ("Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), in the securities of all capitalizations attempting to meet the composition and weightings of each index for the following strategies:

     o    20% in the S&P(R) 500 Index Strategy;
     o    20% in the S&P(R) 400 MidCap Index Strategy;
     o    20% in the Small Cap Index Strategy;
     o    20% in the International Index Strategy; and
     o    20% in the Bond Index Strategy.

The Fund expects to invest in the common stock and fixed-income securities determined by each of the strategies with an approximately equal amount initially invested pursuant to each strategy. The initial allocation was on January 1, 2007. Thereafter, the allocations to each strategy will be rebalanced every 13 months. The Sub-Adviser generally uses a buy and hold strategy, trading only within 5 business days of the Stock Selection Date, when index changes occur, and when cash flow activity occurs.

The Fund is rebalanced among each of the strategies every 13 months and, therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences. The Fund is also subject to changes in the constituency of the underlying indices, which may also result in significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, the Fund purchases and sells securities of the five strategies according to the approximate current percentage relationship among the strategies (determined based on market value).

To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The Sub-Adviser may also use various techniques, such as buying and selling futures contracts, forward currency contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure from cash flows, accrued cash items, and changes from security prices, interest rates, or other factors that affect security values. If the Sub-Adviser's strategies do not work as intended, the Fund may not achieve its objective.

In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The securities which comprise the above strategies are selected as follows:

S&P(R) 500 INDEX STRATEGY

The S&P 500 Index Strategy seeks to track the performance of the S&P 500 Index. Widely regarded as one of the best single gauges of the U.S. equities market, the S&P 500 Index is a market capitalization-weighted index of 500 stocks that are selected by Standard & Poor's to represent a broad array of large companies in leading industries. The S&P 500 Index is unmanaged and not available for direct investment.

The Strategy seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the S&P 500 Index through replicating a majority of the S&P 500 Index and sampling from the remaining securities. To the extent that the Strategy seeks to replicate the S&P 500 Index using sampling techniques, a close correlation between the Strategy's performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets.

S&P(R) 400 MIDCAP INDEX STRATEGY

The S&P 400 MidCap Index Strategy seeks to track the performance of the S&P MidCap 400 Index. The S&P MidCap 400 is a market capitalization-weighted index of 400 stocks that are selected by Standard & Poor's to represent a broad array of mid-sized companies in leading industries. Today, mid-cap stocks are recognized as an independent asset class, with risk/reward profiles that differ considerably from both large-cap and small-cap stocks. The S&P MidCap 400 Index is unmanaged and not available for direct investment.

The Strategy seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the S&P 400 MidCap Index through replicating a majority of the S&P 400 MidCap Index and sampling from the remaining securities. To the extent that the Strategy seeks to replicate the S&P 400 MidCap Index using sampling techniques, a close correlation between the Strategy's performance and the performance of the S&P 400 MidCap Index may be anticipated in both rising and falling markets.

SMALL CAP INDEX STRATEGY

The Small Cap Index Strategy seeks to track the performance of the Russell 2000(R) Index. The Russell 2000 Index is a market capitalization weighted index of approximately 2,000 stocks that are selected by the Russell Investment Group to represent a broad array of small to mid-sized companies in leading industries. It measures the performance of the 2,000 smallest companies in the broader Russell 3000(R) Index. The Russell 2000 Index is unmanaged and not available for direct investment.

The Strategy seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Strategy seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Strategy's performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

INTERNATIONAL INDEX STRATEGY

The International Index Strategy seeks to track the performance of the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Index. The MSCI EAFE Index is comprised of common stocks generally including, but not limited to, the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies selected within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. The MSCI EAFE Index is a broad based, unmanaged index and not available for direct investment.

The Strategy invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MSCI EAFE Index or derivative securities economically related to the MSCI EAFE Index.

BOND INDEX STRATEGY

The Bond Index Strategy seeks to track the performance of the Barclays Capital Aggregate Bond Index. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Barclays Capital Aggregate Bond Index is comprised of investment grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass through securities, and asset-backed securities. As of December 31, 2007, the duration of the Barclays Capital Aggregate Bond Index was 4.41 years and the overall weighted average maturity of the Barclays Capital Aggregate Bond Index was 7.05 years. The Barclays Capital Aggregate Bond Index is unmanaged and not available for direct investment.

The Strategy invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Barclays Capital Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund's Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Barclays Capital Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund's composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund's Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. A Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolios. If a Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Fund is subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, the Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked - to market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Fund will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Fund) with which it trades particularly in relation to options, futures contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Fund.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, the Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          The strategies use an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between the Fund and index performance may be affected by the Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Fund's portfolio and the timing of purchases and redemptions of the Fund's shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund's performance may be lower than that of the index.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's entire portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A**

[GRAPHIC OMITTED]

4.30%
-----
2007

* The return of the Fund through September 30, 2008 was -14.90%.

** The Fund's returns shown in the bar chart are for the Fund's Class A shares. Class C shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the periods shown in the chart, the Fund's highest quarterly return was 4.11% (2nd quarter of 2007) and its lowest quarterly return was 2.34% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS A
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective Index 5 Fund
Return Before Taxes                                                       4.30%                 4.27%
Return After Taxes on Distributions                                       3.76%                 3.73%
Return After Taxes on Distributions and Sale of Fund Shares               3.05%                 3.42%
Russell 3000 Index **                                                     5.14%                 4.42%
Hybrid Composite***                                                       6.01%                 5.46%
----------------------------------------------------------------- --------------------- ---------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS C
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective Index 5 Fund                                          3.60%                3.57%
Russell 3000 Index **                                                     5.14%                4.42%
Hybrid Composite***                                                       6.01%                5.46%
----------------------------------------------------------------- --------------------- ---------------------

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
* The Fund began operations on December 28, 2006.
** Indices reflect no deduction for fees, expenses, or taxes.
*** The Hybrid Composite is calculated based on the respective returns and weightings of the following indexes: the S&P 500 index (20%), the S&P Midcap 400 Index (20%), the Russell 2000 Index (20%), the Barclays Capital Aggregate Bond Index (20%), and the MSCI EAFE Index (20%).

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The S&P MidCap 400 Index, the Russell 2000 Index, the Barclays Capital Aggregate Bond Index, and the MSCI EAFE Index are broad-based, unmanaged indexes.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.27%                0.27%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       1.27%                2.02%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    0.07%                0.07%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $948              $627
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,226            $1,082
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,015            $2,342
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                           CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                               $948              $627
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,226            $1,082
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,015            $2,342
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Fund. Mellon Capital's address is 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE 10 X 10 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective 10 x 10 Fund ("Fund") is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by initially allocating approximately 50% to the Class A shares of the Jackson Perspective 5 Fund and 50% to the Class A shares of the Jackson Perspective Index 5 Fund (the Perspective 5 Fund and Perspective Index 5 Fund are referred to as the "Underlying Funds" and are also described in this Prospectus).

The Underlying Funds will invest in the common stock securities of all capitalization companies.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

The Fund expects to reallocate its assets to the allocation weights specified above for each Underlying Fund every 13 months. Between rebalance dates, when cash inflows and outflows require, the Fund purchases and sells shares of the two Underlying Funds according to the approximate current percentage relationship among the Underlying Funds.

To effectively manage cash inflows and outflows, the Underlying Funds may maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Funds may also invest to some degree in cash, cash equivalents, and other money market instruments.

The Underlying Funds are rebalanced every 13 months and therefore may incur significant short-term and long-term capital gains and losses that may have tax consequences. Additionally, the Jackson Perspective Index 5 Fund is subject to changes in the constituency of the underlying indices, which may also result in significant short-term and long-term capital gains and losses that may have tax consequences.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund/Underlying Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund/Underlying Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o PREPAYMENT RISK. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Underlying Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Underlying Fund may not be appropriate for all investors.

     o MID-CAPITALIZATION INVESTING RISK. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

     o DERIVATIVES RISK. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Underlying Funds' Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. An Underlying Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Underlying Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Underlying Fund, depending on the nature and extent of the derivatives in the Underlying Funds' portfolios. If an Underlying Fund's Sub-Adviser uses derivatives in attempting to gain exposure to the index, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio. As an open-end investment company registered with the SEC, the Underlying Funds are subject to the Federal securities laws including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions with respect to certain kinds of derivatives, an Underlying Fund must "set aside" (referred to sometimes as "asset segregation" or "coverage") liquid assets, or engage in other SEC or staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," an Underlying Fund must cover its open positions by setting aside liquid assets equal to the contracts' full notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, an Underlying Fund is permitted to set aside liquid assets in an amount equal to the Underlying Fund's daily marked - to market
          (net) obligations, if any (i.e., the Underlying Fund's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Underlying Fund will have the ability to employ leverage to a greater extent than if the Underlying Fund were required to segregate assets equal to the full notational value of such contracts. The use of leverage involves certain risks. See below for leveraging risk. The Underlying Funds reserve the right to modify the asset segregation policy in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

     o COUNTERPARTY AND SETTLEMENT RISK. The Underlying Funds will be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with the Underlying Funds) with which it trades particularly in relation to options, futures, contracts and other derivative financial instruments. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house. The Underlying Funds will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which the Underlying Funds trade, which could result in substantial losses to the Underlying Funds. The Underlying Funds will also be exposed to a credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for the Underlying Funds in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are less liquid and more volatile than more developed stock markets and this may result in fluctuations in the price of the Underlying Funds.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Underlying Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of an Underlying Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o INDEX INVESTING RISK. While the indices are comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the indices to be significantly influenced by a handful of companies. Thus, an Underlying Fund's performance will be more vulnerable to changes in the market value of those companies.

          Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

          Certain  strategies of the Underlying Funds use an indexing  strategy.
          It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

          The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses, trading costs, changes in securities markets, changes in the composition of the index, the size of the Underlying Fund's portfolio and the timing of purchases and redemptions of the Underlying Fund's shares. Because the Underlying Funds have expenses and other investment considerations that an index does not, the Underlying Funds' performance may be lower than that of the respective index.

     o INVESTMENT STRATEGY RISK. Certain strategies of the Underlying Funds involve selecting common stocks that have high Dividend Yields relative to other large capitalization common stocks comprising an index. The Dividend Yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained. Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

     o LICENSE TERMINATION RISK. Certain Underlying Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Underlying Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Underlying Fund, including the possibility that a Underlying Fund may have to change investment strategy.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Underlying Funds, an Underlying Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o UNDERLYING FUNDS RISK. Because the Fund is a "Fund of Funds" and invests substantially all of its assets in "Underlying Funds," the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and Rule 12b-1 Fees.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o    LEVERAGING  RISK.  Certain  transactions  may  give  rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A**

[GRAPHIC OMITTED]

3.68%
-----
2007

* The return of the Fund through September 30, 2008 was -18.06%.

** The Fund's returns shown in the bar chart are for the Fund's Class A shares. Class C shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the periods shown in the chart, the Fund's highest quarterly return was 5.35% (2nd quarter of 2007) and its lowest quarterly return was -5.06% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS A
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective 10 x 10 Fund
Return Before Taxes                                                       3.68%                3.65%
Return After Taxes on Distributions                                       3.31%                3.29%
Return After Taxes on Distributions and Sale of Fund Shares               2.65%                3.00%
S&P 500 Index**                                                           5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS C
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective 10 x 10 Fund                                          2.98%                2.96%
S&P 500 Index**                                                           5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on December 28, 2006.
** Indices reflect no deduction for fees, expenses, or taxes.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee (3)                                             0.00%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.81%                0.81%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses 3, (4)                         1.20%                1.20%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       2.01%                2.76%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    0.81%                0.81%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This change applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to reimburse the Other Expenses of the Fund through October 31, 2009 to limit Net Expenses prior to Acquired ("Underlying") Fund Fees and Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 0.00% for Class A and 0.75% for Class C, without taking into account the operating expenses of the Underlying Funds. There can be no assurance that JNAM will continue to reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

Certain expenses of the Fund such as transfer agent fees, registration fees, printing, and other miscellaneous costs will be paid by the Underlying Funds in accordance with the Administration Agreement

(3) As an investor in the Acquired ("Underlying") Funds, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees and Distribution Fees. Distribution Fees include a 12b-1 fee of 0.25% for the Class A shares in the Underlying Funds (see pages 1 and 10 for Fees and Expenses, respectively for the Jackson Perspective 5 Fund and the Jackson Perspective Index 5 Fund). The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, is expected to be approximately 1.20% for Class A and 1.95% for Class C through October 31, 2009.

(4) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                         CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,095              $780
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,525            $1,388
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,717            $3,031
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,095              $780
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,525            $1,388
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,717            $3,031
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE ADVISER AND PORTFOLIO MANAGEMENT. The allocations for the Fund are made by Jackson National Asset Management, LLC ("JNAM"). JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM has been an adviser since 1998 and currently manages approximately $26.5 billion in assets. JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The Fund is managed on a team basis. Daniel W. Koors has primary responsibility for the day-to-day management of the Fund's portfolio, and is assisted by Lynn
M. Mouser.

Mr. Koors is Vice President, Chief Financial Officer and Treasurer of the Trust. Mr. Koors has been a manager of the Fund since its inception. Mr. Koors has been associated with JNAM and/or its affiliates since August 2006. Mr. Koors was elected Vice President and Chief Financial Officer of JNAM in January 2007. In addition to being Vice President, Chief Financial Officer and Treasurer of the Trust and other affiliated investment companies, Mr. Koors has been an Assistant Vice President of Jackson National Life Insurance Company, an affiliate of the Trust, since September 2006. Prior to this, Mr. Koors was a Partner of Deloitte & Touche LLP from 2003 to June 2006, and a Senior Manager of Deloitte & Touche LLP from 2000 to 2003.

Ms. Mouser has been the Manager of Separate Account and Transfer Agent Operations at JNAM since August 2005 and has worked processing Fund transactions since the inception of the Fund. Ms. Mouser joined JNAM in July 2003 as a Supervisor, Separate Account Operations. Prior to July 2003, Ms. Mouser was a Senior Auditor at Ernst & Young from May 2002 through July 2003.

Both Mr. Koors and Ms. Mouser review the allocations made to the Fund. Mr. Koors and Ms. Mouser play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  the  portfolio   manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE OPTIMIZED 5 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Optimized 5 Fund ("Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in the common stocks of all capitalization companies that are identified by a model based on five separate specialized strategies:

     o    25% in the NASDAQ(R) 25 Strategy, a total return strategy;
     o 25% in the Value Line(R) 30 Strategy, a capital appreciation, strategy;
     o    24% in the European 20 Strategy, a dividend yielding strategy;
     o    14% in the Global 15 Strategy, a dividend yielding strategy; and
     o    12% in the 25 Strategy, a dividend yielding strategy.

While each of these specialized strategies seeks to provide an above average total return or capital appreciation, each specialized strategy follows a different principal investment strategy. The initial allocation is intended to optimize each strategy.

The securities for each strategy are selected only once every 13 months on each Stock Selection Date. The initial Stock Selection Date was on January 1, 2007. Thereafter, the Stock Selection Date will be on or about 13 months after the prior Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading within 5 business days of the Stock Selection Date and when cash flow activity occurs. The Sub-Adviser may also trade for mergers if the original stock is not that of the surviving company. The Fund expects to invest in the securities determined by each of the strategies following the above specified percentage allocation.

The Fund is rebalanced and reconstituted every 13 months and therefore may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the five specialized strategies in approximately the same proportion that such stocks are then held in the Optimized 5 Fund.

To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The securities which comprise the above strategies are selected as follows:

THE NASDAQ(R) 25 STRATEGY

The NASDAQ 25 Strategy seeks to achieve its objective by investing in the common stocks of companies that are expected to have a potential for capital appreciation. The NASDAQ 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the NASDAQ -100 Index(R).

Companies, which as of the selection date, NASDAQ has announced will be removed from the NASDAQ-100 Index(R) will be removed from the universe of securities from which the NASDAQ 25 strategy stocks are selected.

The 25 common stocks for the Strategy are selected on each Stock Selection Date through the following multi-step process from the stocks listed on the NASDAQ -100 Index.

     o First, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 75 stocks with the highest ratio of cash flow per share to stock price are selected.

     o From the selected companies, the Sub-Adviser calculates the one-year change cash flow per share divided by the stock price. Stocks are ranked by this ratio from highest to lowest. The top 50 stocks are selected.

     o Next, the Sub-Adviser ranks the stocks based on prior six-month price appreciation. The top 25 stocks are selected.

     These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each Stock Selection Date. These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the NASDAQ 25 strategy are not expected to reflect the entire NASDAQ-100 Index(R), nor track the performance of the NASDAQ-100 Index(R).

THE VALUE LINE(R) 30 STRATEGY

The Value Line 30 Strategy seeks to achieve its objective by investing in 30 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM. The 30 stocks are selected each Stock Selection Date by the Sub-Adviser, Mellon Capital Management, based on certain positive financial attributes. Value Line(R) ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given Value Line's #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line(R). Value Line(R) bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

Companies which as of the Stock Selection Date, Value Line has announced will be removed from Value Line's #1 ranking for TimelinessTM, will also be removed from the universe of securities from which the Value Line 30 Strategy stocks are selected.

The 30 stocks are chosen on each Stock Selection Date as follows:

     o Starting with the 100 stocks that Value Line(R) gives its #1 ranking for Timeliness(TM), the stocks of companies considered to be securities related issuers, the stocks of companies whose shares are not listed on a U.S. securities exchange and the stocks having market capitalizations less than $1.055 billion at December 31, 2007, are removed from consideration (the minimum market capitalization is adjusted each Stock Selection Date by the annual return of the S&P(R)
          500);

     o Next, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 70 stocks with the highest ratio of cash flow per share to stock price are selected; and

     o From the selected companies, the Sub-Adviser selects the 30 common stocks with the highest six-month price appreciation.

These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each "Stock Selection Date." These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the Value Line 30 strategy are not expected to reflect the entire 100 stocks that Value Line gives its #1 ranking for Timeliness(TM), nor track the performance of the 100 stocks that Value Line gives its #1 ranking for Timeliness(TM).

THE EUROPEAN 20 STRATEGY

The European 20 Strategy seeks to achieve its objective by investing in stocks with high Dividend Yields. By selecting stocks with the highest indicated annual dividend yields ("Dividend Yields"), the European 20 Strategy seeks to uncover stocks that may be out of favor or undervalued.

The 20 stocks are chosen on each Stock Selection Date as follows:

     o The Sub-Adviser ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield on each Stock Selection Date; and

     o The Sub-Adviser then selects the 20 highest dividend-yielding stocks for the European 20 Strategy. Equal amounts are allocated to the 20 stocks selected for the European 20 Strategy.

THE GLOBAL 15 STRATEGY

The Global 15 Strategy seeks to achieve its objective by investing in the common stocks of certain companies which are components of Dow Jones Industrial Average ("DJIA"), the Financial Times Ordinary Index ("FT30 Index") and the Hang Seng Index. The Global 15 Strategy consists of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the FT30 Index and the Hang Seng Index, respectively, that have the highest Dividend Yields in the respective index.

Companies, which as of the Stock Selection Date, will be removed from the DJIA, the FT-30 Index and the Hang Seng Index, will be removed from the universe of securities from which the Global 15 strategy stocks are selected.

The 15 common stocks are chosen on each Stock Selection Date as follows:

     o The Sub-Adviser determines the dividend yield on each common stock in the DJIA, the FT-30 Index and the Hang Seng Index;

     o The Sub-Adviser determines the ten companies in each of the DJIA, the FT-30 Index and the Hang Seng Index that have the highest dividend yield in the respective index; and

     o Out of those companies, the Sub-Adviser allocates approximately equal amounts of the Global 15 Strategy to the common stocks of the five companies in each index with the lowest price per share.

The stocks in the Global 15 Strategy are not expected to reflect the entire DJIA, FT-30 Index or the Hang Seng Index, nor track the performance of the DJIA, the FT-30 Index or the Hang Seng Index.

THE 25 STRATEGY

The 25 Strategy seeks to achieve its objective by investing in the common stocks of 25 companies selected from a pre-screened subset of the stocks listed on the NYSE, on each Stock Selection Date.

Companies, which as of the selection date, will be removed from the NYSE, will be removed from the universe of securities from which the 25 strategy stocks are selected.

The 25 Strategy consists of a portfolio of 25 common stocks selected through the following five-step process on each Stock Selection Date:

     o The Sub-Adviser selects all the dividend-paying common stocks listed on the NYSE (excluding financial, transportation and utility stocks, American Depositary Receipts, limited partnerships, and any stock included in the DJIA);

     o Those common stocks are then ranked from highest to lowest market capitalization, and the Sub-Adviser selects the 400 highest market capitalization stocks;

     o Those 400 common stocks are then ranked, in terms of Dividend Yield, from highest to lowest, and the Sub-Adviser selects the 75 highest dividend-yielding stocks;

     o From the remaining 75 stocks, the Sub-Adviser eliminates the 50 highest dividend-yielding stocks and selects the remaining 25 stocks; and

     o The Sub-Adviser allocates approximately equal amounts of the 25 Strategy to the 25 common stocks selected for the strategy.

The stocks in the 25 Strategy are not expected to reflect the entire NYSE, nor track the performance of the NYSE.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o COMPANY RISK. The Fund may invest in U.S. and/or foreign traded equity securities, they are subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high Dividend Yields relative to others common stocks comprising an index. The Dividend Yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

          Value Line's Timeliness rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line. There is no assurance that the #1 ranked stocks will actually perform better that other stocks and, as a result, the Fund may underperform other similar investments.

     o MID-CAPITALIZATION INVESTING RISK. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. The companies in which the Fund is likely to invest may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o GROWTH INVESTING RISK. Growth stocks can perform differently from the market as a whole or other types of stocks. Growth stocks are generally priced on future earnings or anticipated earnings, and may be more expensive relative to their earnings or assets compared with other types of stocks. As a result of forward-looking growth and revenue expectations, growth stocks tend to be more sensitive to changes in their earnings, and can be more volatile than other types of stocks.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A**

[GRAPHIC OMITTED]

13.98%
------
2007

* The return of the Fund through September 30, 2008 was -28.00%.

** The Fund's returns shown in the bar chart are for the Fund's Class A shares. Class C shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the periods shown in the chart, the Fund's highest quarterly return was 10.23% (2nd quarter of 2007) and its lowest quarterly return was -3.40% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS A
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective Optimized 5 Fund
Return Before Taxes                                                       13.98%               13.86%
Return After Taxes on Distributions                                       13.87%               13.75%
Return After Taxes on Distributions and Sale of Fund Shares                9.24%               11.78%
S&P 500 Index**                                                            5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007 - CLASS C
----------------------------------------------------------------- --------------------- ---------------------
                                                                         1 year            Life of Fund*
----------------------------------------------------------------- --------------------- ---------------------
Jackson Perspective Optimized 5 Fund                                      13.13%               13.02%
S&P 500 Index**                                                            5.49%                4.97%
----------------------------------------------------------------- --------------------- ---------------------

The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.
* The Fund began operations on December 28, 2006.
** Indices reflect no deduction for fees, expenses, or taxes.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales (Load) Charge on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 0.83%                0.83%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       1.83%                2.58%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    0.63%                0.63%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                         CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,060              $743
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,453            $1,314
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,551            $2,868
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,060              $743
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,453            $1,314
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $2,551            $2,868
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. Mellon Capital Management Corporation ("Mellon Capital"), a Delaware corporation and an investment adviser registered with the SEC under the Advisers Act is the Sub-Adviser for the Fund. Mellon Capital's address is 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE VIP FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective VIP Fund ("Fund") is total return.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on six separate specialized strategies:

     o    The DowSM Dividend Strategy;
     o    The European 20 Strategy;
     o    The NASDAQ(R) 25 Strategy;
     o    The S&P 24 Strategy;
     o    The Select Small-Cap Strategy; and
     o    The Value Line(R) 30 Strategy.

While each of these specialized strategies seeks to provide an above average total return or capital appreciation, each specialized strategy follows a different principal investment strategy.

The initial Stock Selection Date was on or about January 1, 2008. The next Stock Selection Date is expected to be on or about March 1, 2009. Thereafter, the Stock Selection Date will be on or about 13 months after the prior Stock Selection Date. The securities for each strategy are selected only once every 13 months on each Stock Selection Date. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date, only when cash flow activity occurs. The Sub-Adviser may also trade for mergers if the original stock is not the surviving company. On each Stock Selection Date, the Fund expects to invest in the securities determined by each strategy with an approximately equal amount invested in each strategy.

The Fund is rebalanced and reconstituted every 13 months, and therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of common stocks of the six specialized strategies in approximately the same proportion that such stocks are then held in the Fund (determined based on market value).

To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The securities, which comprise the above strategies, are selected as follows:

THE DOWSM DIVIDEND STRATEGY:

     The Dow Dividend Strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 25 companies included in the Dow Jones Select Dividend IndexSM which have the best overall ranking on both the change in return on assets of the last year compared to the prior year and price-to-book. The 25 companies are selected on each Stock Selection Date. The Stock Selection Date will be on or about January 1 of each year. The Sub-Adviser generally uses a buy and hold strategy, trading only around each Stock Selection Date and when cash flow activity occurs in the Strategy. The Sub-Adviser may also trade for mergers or acquisitions if the original stock is not the surviving company and for dividend reinvestment.

The 25 common stocks are chosen on each Stock Selection Date as follows:

     o Starting with the 100 stocks contained in the Dow Jones Select Dividend IndexSM, the Sub-Adviser selects only those stocks having at least $12.1 million of average daily dollar trading volume as of December 31, 2007. This dollar trading volume requirement will be increased by 10% annually.

     o Next, the Sub-Adviser ranks the remaining stocks by the following two factors:

          o    Greatest  one year  change in return on assets.  An  increase  in
               return  on  assets   generally   indicates   improving   business
               fundamentals.

          o Lowest price-to-book. A lower, but positive, price-to-book ratio is generally used as an indication of value.

     o The Sub-Adviser then selects an approximately equal-weighted portfolio of the 25 stocks with the best overall ranking on the above two factors for the Dow Dividend Strategy.

THE EUROPEAN 20 STRATEGY:

     The European 20 Strategy seeks to achieve its objective by investing in stocks with high Dividend Yields. By selecting stocks with the highest Dividend Yields, the European 20 Strategy seeks to uncover stocks that may be out of favor or undervalued.

     The European 20 Strategy stocks are chosen each Stock Selection Date as follows:

     o The Sub-Adviser ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom by Dividend Yield on each Stock Selection Date; and

     o The Sub-Adviser then selects the 20 highest dividend-yielding stocks for the European 20 Strategy. Equal amounts are allocated to the 20 stocks selected for the European 20 Strategy.

THE NASDAQ(R) 25 STRATEGY

     The NASDAQ 25 Strategy seeks to achieve its objective by investing in the common stocks of companies that are expected to have a potential for capital appreciation. The NASDAQ 25 Strategy selects a portfolio of common stocks of 25 companies selected from stocks included in the NASDAQ-100 Index(R). Companies, which as of the selection date, Nasdaq has announced will be removed from the NASDAQ-100 Index(R) will be removed from the universe of securities from which the NASDAQ 25 Fund stocks are selected.

     The 25 common stocks for the Strategy are selected on each Stock Selection Date through the following multi-step process from the stocks listed on the NASDAQ-100 Index.

     o First, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 75 stocks with the highest ratio of cash flow per share to stock price are selected.

     o From the selected companies, the Sub-Adviser calculates the one-year change in cash flow per share divided by the stock price. Stocks are ranked by this ratio from highest to lowest. The top 50 stocks are selected.

     o Next, the Sub-Adviser ranks the stocks based on prior six-month price appreciation. The top 25 stocks are selected.

     These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each Stock Selection Date. These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the NASDAQ 25 strategy are not expected to reflect the entire NASDAQ-100 Index(R), nor track the performance of the NASDAQ-100 Index(R).

THE S&P 24 STRATEGY

     The S&P 24 Strategy seeks to achieve its objective by investing in the common stocks of companies that have the potential for capital appreciation. To select the stocks for the S&P 24 Strategy, the Sub-Adviser selects a portfolio of common stocks of the 24 companies selected from a subset of stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index(R)"). The 24 companies are selected on each Stock Selection Date.

     Companies, which, as of the selection date, Standard & Poor's has announced will be removed from the S&P 500 Index(R) will be removed from the universe of securities from which the S&P 24 Strategy stocks are selected.

     The 24 companies are selected on each Stock Selection Date using the following steps:

     o The Sub-Adviser ranks all of the S&P economic sectors in the S&P 500 Index(R) by market capitalization. The eight largest sectors are selected;

     o The Sub-Adviser ranks the stocks in each of those eight sectors among their peers based on three distinct factors:

          o Factor 1: Highest return on assets. Stocks with high return on assets achieve better rankings.

          o Factor 2: Highest buyback yield. Buyback yield measures the percentage decrease in shares of common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.

          o Factor 3: Highest bullish interest indicator. The bullish interest indicator compares the number of shares traded in months in which the stock price rose to the number of shares traded in months which the stock price declined as a percentage of total shares traded over the past twelve months. Those stocks with a high bullish interest indicator achieve better rankings.

     o The Sub-Adviser selects the three stocks from each of the eight sectors with the highest combined ranking on these three factors for S&P 24 Fund. In the event of a tie within a sector, the stock with the higher market capitalization is selected.

     o The Sub-Adviser then selects an approximately equal-weighted portfolio of the 24 stocks.

The stocks in the S&P 24 Strategy are not expected to reflect the entire S&P 500 Index, nor track the performance of the S&P 500 Index.

THE SELECT SMALL-CAP STRATEGY

     Under normal circumstances, the Select Small-Cap Strategy seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of common stocks of 100 small capitalization ("small cap") companies selected from a pre-screened subset of the common stocks listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq") on each Stock Selection Date. The population of securities from which the Strategy's stocks are selected is limited to stocks within a specific market capitalization range and minimum average daily trading volume requirements. As of January 31, 2008, companies with a market capitalization between $274 million and $1.64 billion range and a minimum of $2.24 mm average daily trading volume for the most recent year were included in the population. The Sub-Adviser will adjust these requirements on each Stock Selection Date based on the total return of the Russell 2000 benchmark for the applicable period.

     Companies, which as of the Stock Selection Date, have been removed from the NYSE, AMEX and the Nasdaq Stock Market will also be removed from the universe of securities from which the Select Small-Cap Fund stocks are selected.

     The Select Small-Cap Strategy consists of a portfolio of 100 common stocks selected through the following process on each Stock Selection Date:

     o The Sub-Adviser selects all U.S. traded common stocks which trade on the NYSE, AMEX or Nasdaq (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts);

     o From those companies, the Sub-Adviser then selects only those companies which have a market capitalization within the applicable range and also meet the average daily dollar trading volume requirement;

     o From the remaining companies, the Sub-Adviser selects only the stocks of companies with positive three-year sales growth;

     o From the remaining companies, the Sub-Adviser selects only the stocks of companies whose most recent annual earnings are positive;

     o The Sub-Adviser then eliminates any stock the price of which has appreciated by more than 75% in the last 12 months;

     o From the remaining list, the Sub-Adviser selects the 100 stocks with the greatest price appreciation in the last 12 months (highest to lowest); and

     o The Sub-Adviser then allocates among the selected 100 stocks in proportion to the relative market capitalization of each stock.

     In each of the above steps, monthly and rolling quarterly data are used in place of annual figures where possible.

The stocks in the Select Small-Cap Strategy are not expected to reflect the entire NYSE, AMEX, or NASDAQ, nor track the performance of the NYSE, AMEX or NASDAQ.

THE VALUE LINE(R) 30 STRATEGY

     The Value Line 30 Strategy seeks to achieve its objective by investing in 30 of the 100 common stocks that Value Line(R) gives a #1 ranking for TimelinessTM. The 30 stocks are selected each Stock Selection Date by the Sub-Adviser, Mellon Capital Management, based on certain positive financial attributes. Value Line(R) ranks 1,700 stocks, representing approximately 94% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given Value Line's #1 ranking for TimelinessTM, which reflects Value Line's view of their probable price performance during the next six months relative to the other stocks ranked by Value Line(R). Value Line(R) bases its rankings on a long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

     Companies which as of the Stock Selection Date, Value Line has announced will be removed from Value Line's #1 ranking for TimelinessTM, will also be removed from the universe of securities from which the Value Line 30 Strategy stocks are selected.

     The 30 stocks are chosen on each Stock Selection Date as follows:

     o Starting with the 100 stocks that Value Line(R) gives its #1 ranking for Timeliness(TM), the stocks of companies considered to be securities related issuers, the stocks of companies whose shares are not listed on a U.S. securities exchange and the stocks having market capitalizations less than $1.055 billion on or about December 31, 2007, are removed from consideration (the minimum market capitalization is adjusted each Stock Selection Date by the annual return of the S&P(R) 500);

     o Next, the Sub-Adviser calculates the ratio of cash flow per share to stock price. The 70 stocks with the highest ratio of cash flow per share to stock price are selected; and

     o From the selected companies, the Sub-Adviser selects the 30 common stocks with the highest six-month price appreciation.

     These securities will be weighted by market capitalization subject to the restriction that no stock will comprise less than 1%, or more than 10%, of the Strategy on each "Stock Selection Date." These securities will be adjusted on a proportional basis to accommodate this constraint.

The stocks in the Value Line 30 strategy are not expected to reflect the entire 100 stocks that Value Line gives its #1 ranking for Timeliness(TM), nor track the performance of the 100 stocks that Value Line gives its #1 ranking for Timeliness(TM).

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in this Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

          Securities may also decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Furthermore, the market may not favor a particular kind of security, such as dividend-paying securities in which the Fund invests, and may not favor equity securities at all.

          For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer's credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock's price to fall.

     o COMPANY RISK. Because the Fund invests in U.S. and foreign traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which the Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the fund will be able to accurately identify investment opportunities in line with its principal investment strategies.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in companies according to criteria determined on each Stock Selection Date prevents Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o INVESTMENT STRATEGY RISK. Certain strategies involve selecting common stocks that have high Dividend Yields relative to others common stocks comprising an index. The Dividend Yields of such stocks may be high relative to such other stocks because the share price of the stock has declined relative to such other stocks. The stocks selected may be out of favor with investors because the issuer is experiencing financial difficulty, has had or forecasts weak earnings performance, has been subject to negative publicity, or has experienced other unfavorable developments relating to its business. There can be no assurance that the negative factors that have caused the issuer's stock price to have declined relative to other stocks will not cause further decreases in the issuer's stock price, or that the dividend paid on the stock will be maintained.

          Certain strategies involve selecting common stocks of issuers that have experienced certain rates of growth in sales and stocks that have experienced recent price appreciation. There can be no assurance that the issuers whose stocks are selected will continue to experience growth in sales, or that the issuer's operations will result in positive earnings even if sales continue to grow. There further can be no assurance that the prices of such issuers' stocks will not decline.

          Value Line's Timeliness rankings reflect Value Line's views as to the prospective price performance of the #1 ranked stocks relative to other stocks ranked by Value Line. There is no assurance that the #1 ranked stocks will actually perform better than other stocks and, as a result, the Fund may underperform other similar investments.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates which may reduce the U.S. dollar value because of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

     o SMALL CAP INVESTING RISK. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Certain of the companies in which the Fund may invest are small capitalization company stocks. Such companies are likely to have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

     o GROWTH INVESTING RISK. Growth stocks can perform differently from the market as a whole or other types of stocks. Growth stocks are generally priced on future earnings or anticipated earnings, and may be more expensive relative to their earnings or assets compared with other types of stocks. As a result of forward-looking growth and revenue expectations, growth stocks tend to be more sensitive to changes in their earnings, and can be more volatile than other types of stocks.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                            CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.75%                0.75%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 2.01%                2.01%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       3.01%                3.76%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    1.81%                1.81%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.20%                1.95%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.20% for Class A and 1.95% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $298
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,291              $983
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,916            $1,787
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $3,590            $3,886
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                           CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $690              $198
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,291              $983
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,916            $1,787
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $3,590            $3,886
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of this Fund and will also depend on the performance of the stocks selected that meet the stock selection criteria.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Sub-Adviser to the Jackson Perspective VIP Fund is Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a Delaware corporation and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. The individual members of the team who are jointly and primarily responsible for the day-to-day management of the Fund's portfolio are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

JACKSON PERSPECTIVE S&P 4 FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective S&P 4 Fund ("Fund") is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of all capitalization companies included in the S&P 500 selected through a blend of four distinct strategies. The Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in companies included in the S&P 500.

Each strategy is run independently and results in the recommendation of 30 companies per strategy. However, the blended portfolio will not necessarily contain 120 stocks due to the potential for stock overlap. The Fund seeks to achieve its objective by making allocations of its assets to the following four strategies as determined by Standard & Poor's Investment Advisory Services LLC ("SPIAS") on the Stock Selection Date:

     o    25% in the S&P Competitive Advantage Strategy*; and
     o    25% in the S&P Dividend Income & Growth Strategy*; and
     o    25% in the S&P Intrinsic Value Strategy*; and
     o    25% in the S&P Total Yield Strategy*.

* Each of these strategies is described below.

The initial Stock Selection Date was on or about December 1, 2007. The next Stock Selection Date is expected to be on or about March 1, 2009. Thereafter, the Stock Selection Date will be on or about 13 months after the previous Stock Selection Date. The securities for each strategy are selected only on each Stock Selection Date. SPIAS generally uses a buy and hold strategy, recommending trades only around each Stock Selection Date, when cash flow activity occurs. SPIAS may also recommend trades for mergers if the original stock is not the surviving company.

The Fund is rebalanced and reconstituted every 13 months, and therefore, may incur significant short-term and long-term capital gains and losses that may have tax consequences.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

Between Stock Selection Dates, when cash inflows and outflows require, Mellon Capital Management Corporation ("Mellon Capital") makes new purchases and sales of common stocks of the four specialized strategies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

To effectively manage cash inflows and outflows, the Fund may maintain a cash position primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund to the extent permitted under the 1940 Act. The Fund may also invest to some degree in cash, cash equivalents, and other money market instruments.

The securities which comprise the above strategies are selected as follows:

THE S&P COMPETITIVE ADVANTAGE STRATEGY:

     The strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500 that are, in the opinion of SPIAS, profitable and predominantly higher-quality. In selecting the companies, SPIAS looks for companies, determined by the criteria below, which are in the top decile by return on invested capital with the lowest market-to-book multiples.

     The 30 companies, which must all be included in the S&P 500, are chosen each Stock Selection Date as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS excludes stocks with a S&P Quality Rank of B- or lower; and then,

     o Of the remaining, SPIAS selects the top 50 stocks as ranked by return on invested capital; and then,

     o    SPIAS selects the 30 stocks with the lowest price to book multiple.

THE S&P DIVIDEND INCOME & GROWTH STRATEGY:

     The strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 30 companies, determined by the criteria below, that have the highest indicated annual dividend yields
("Dividend Yield") within their sector. The three stocks with the highest Dividend Yield, determined by the criteria below, are selected from each of 10 economic sectors in the S&P 500. The 30 companies, which must all be included in the S&P 500, are chosen each Stock Selection Date as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS selects stocks with an S&P Quality Rank of B+ or better and an S&P Credit Rating of BBB+ or better. If a total of three stocks do not pass the screens in a particular sector, the S&P Credit Rating hurdle will be lowered until a total of 3 stocks qualify; and then

     o SPIAS selects from each of ten economic sectors in the S&P 500 the three stocks with the highest Dividend Yield.

THE S&P INTRINSIC VALUE STRATEGY:

     The strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of 30 companies included in the S&P 500, excluding financial companies, that are, in the opinion of SPIAS, companies with positive free cash flows and low external financing needs.

     The 30 companies, which must all be included in the S&P 500, are chosen each Stock Selection Date as follows:

     o First, from the companies included in the S&P 500 Index, excluding financial companies, SPIAS selects stocks with a S&P Quality Rank of B or better and a S&P Credit Rating of BB- or better; and then

     o SPIAS selects only those stocks with a positive value of free cash flow; and then

     o SPIAS selects only those stocks with a decreasing amount of shares outstanding; and then

     o SPIAS selects the top 30 stocks as measured by highest free cash flow yield.

THE S&P TOTAL YIELD STRATEGY:

     The strategy seeks to achieve its objective by investing approximately equal amounts in the common stock of the 30 companies determined by the criteria below, that have the highest S&P Total Yield (a broad measure of cash returned to shareholders and bondholders). SPIAS seeks companies that are significantly reducing their debt burden and/or increasing their equity distributions.

     The 30 companies, which must all be included in the S&P 500, are chosen each Stock Selection Date as follows:

     o First, from the companies included in the S&P 500 Index, SPIAS selects stocks with a S&P Quality Rank of B or better; and then

     o    SPIAS  selects the 30 stocks with the  highest  S&P Total  Yield.  S&P
          Total Yield is defined by taking the sum of the cash dividend, net cash used for stock repurchases, and net cash used to retire debt divided by the company's market capitalization.

Companies, which as of the Stock Selection Date, S&P has announced will be removed from the S&P 500, will be removed from the universe of securities from which the Fund stocks of the four strategies above are selected.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 5% of the Fund's total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities ("Securities Related Companies"). If a Securities Related Company is selected by the strategy described above, SPIAS may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with these provisions. Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will be allocated among the remaining portfolio securities.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund's total assets in a particular industry ("25% limitation"). If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund's investment strategy only to the extent necessary to maintain compliance with the 25% limitation. Any amount that cannot be allocated to a particular industry because of the 25% limitation will be allocated among the remaining portfolio securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks (sometimes referred to as equities), it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. Consequently, a broad-based market drop may also cause a stock's price to fall.

     o COMPANY RISK. Because the Fund invests in U.S. traded equity securities, it is subject to company risk. Stock prices typically fluctuate more than the values of other types of securities in response to changes in a particular company's financial conditions. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price.

     o ACCOUNTING RISK. The investment selection criteria used by the Fund are based, in part, on information drawn from the financial statements of issuers in which Fund invests. The financial information contained in such financial statements may not be accurate and may reflect accounting approaches that are inconsistent with approaches used by others. As a result, there can be no assurance that the Fund will be able to accurately identify investment opportunities in line with their principal investment strategies.

     o NON-DIVERSIFICATION RISK. The Fund is "non-diversified." Under a definition provided by the 1940 Act, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. If these issues were to decline in value, you may lose a substantial portion of your investment. In addition, because of the Fund's investment strategies, the Fund may hold a smaller number of issuers than if it were "diversified." With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund's total return and share price. Notwithstanding the foregoing, and in compliance with the 1940 Act, the Fund does not intend to invest more than 5% of the value of its total assets in the common stock of any issuer that derives more than 15% of its gross revenues from securities-related activities.

     o LIMITED MANAGEMENT RISK. The Fund's strategy of investing in the selected companies according to criteria determined on each Stock Selection Date prevents the Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies, between Stock Selection Dates. As compared to other funds, this could subject the Fund to more risk if one of the selected stocks declines in price or if certain sectors of the market, or the United States economy, experience downturns. The investment strategy may also prevent the Fund from taking advantage of opportunities available to other funds.

     o TRADING COST AND REBALANCE RISK. Due to the investment strategy of the Fund, the Fund's portfolio may be repositioned or rebalanced around the Stock Selection Date. The Fund's rebalance of its portfolio may lead to higher transaction costs because the Fund could be trading large volumes in a particular security during a short trading period. As part of the rebalance process, the Fund may incur significant trading costs and commissions, which could negatively affect performance.

     o LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in an illiquid or thinly-traded security may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to corporation actions or regulatory requirements, some securities may be temporarily suspended from trading on the stock exchanges.

     o GROWTH INVESTING RISK. Growth stocks can perform differently from the market as a whole or other types of stocks. Growth stocks are generally priced on future earnings or anticipated earnings, and may be more expensive relative to their earnings or assets compared with other types of stocks. As a result of forward-looking growth and revenue expectations, growth stocks tend to be more sensitive to changes in their earnings, and can be more volatile than other types of stocks.

     o LICENSE TERMINATION RISK. Certain Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and/or investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Strategy/Fund may lose its ability to receive data from the third party as it relates to the licensed investment strategy, to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the Fund, including the possibility that a Fund may have to change investment strategy.

PERFORMANCE. The Performance of a Fund will vary from year to year.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

Performance information has not been presented because the Fund has less than one calendar year of performance.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------- ---------------------- ---------------------
                                                            CLASS A               CLASS C
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Sales Charge (Load) on Purchases (as a               5.75%                  None
percentage of offering price)
---------------------------------------------------- ---------------------- ---------------------
---------------------------------------------------- ---------------------- ---------------------
Maximum Contingent Deferred Sales Charge (as a             1.00% (1)               1.00%
percentage of purchase price or redemption price,
whichever is less)
---------------------------------------------------- ---------------------- ---------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

----------------------------------------------------- --------------------- ---------------------
                                                             CLASS A               CLASS C
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Management Fee/Administrative Fee                              0.90%                0.90%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Rule 12b-1 Fee                                                 0.25%                1.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Other Expenses                                                 1.33%                1.33%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Acquired Fund Fees and Expenses (3)                            0.00%                0.00%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Total Annual Fund Operating Expenses (2)                       2.48%                3.23%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Fee Waiver and/or Expense Reimbursement (2)                    1.18%                1.18%
----------------------------------------------------- --------------------- ---------------------
----------------------------------------------------- --------------------- ---------------------
Net Expenses (2)                                               1.30%                2.05%
----------------------------------------------------- --------------------- ---------------------

(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase. See "Sales Charges and Fees by Share Class".

(2) JNAM has contractually agreed to waive fees and reimburse expenses of the Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 1.30% for Class A and 2.05% for Class C. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

(3) Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) a 5% annual return each year, (2) all dividends and distributions are reinvested and (3) the Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A            CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $700              $308
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,197              $885
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,719            $1,586
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $3,145            $3,450
--------------------------------------------------------------- ----------------- -----------------

--------------------------------------------------------------- ----------------- -----------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES
AT THE END OF EACH PERIOD)                                          CLASS A           CLASS C
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
1 Year                                                                $700              $208
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
3 Years                                                             $1,197              $885
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
5 Years                                                             $1,719            $1,586
--------------------------------------------------------------- ----------------- -----------------
--------------------------------------------------------------- ----------------- -----------------
10 Years                                                            $3,145            $3,450
--------------------------------------------------------------- ----------------- -----------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's SAI, and (ii) on the Fund's website (WWW.JACKSON.COM).

TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a significant portion of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. The Fund reserves the right to invest without limitation in such instruments. During periods in which a Fund employs such a temporary defensive strategy or holds large cash positions, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the Fund's portfolio and may affect the Fund's performance.

THE SUB-ADVISER. The Fund engages co-Sub-Advisers. SPIAS serves as the Sub-Adviser responsible for the selection and allocation of investments. Mellon Capital serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of financial market intelligence, including independent credit ratings, indices, risk evaluation, investment research and data. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

Massimo Santicchia has been a Vice President with SPIAS since March 2008. Prior to his appointment, Mr. Santicchia was Director since April 2005 and lead portfolio officer since January 2008. Mr. Santicchia directs all aspects of SPIAS' investment strategy programs. Mr. Santicchia oversees establishment of baseline asset allocation strategies, research, evaluation and selection of investments and alignment of investment selections within an organization's investment programs. From 2001 to 2005 Mr. Santicchia served as a member of Standard & Poor's Equity Research staff, with the last position held of Senior Investment Officer.

Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corp., a publicly traded financial and bank holding company.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS. Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS. The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Equity Portfolio Management at Mellon Capital. Ms. Wong has been a manager of the Fund since its inception. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president and in 2006 to a director. Ms. Wong holds a M.B.A. from San Francisco State University. Ms. Wong has 9 years of investment experience. Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to Vice President in 1998, and to his current position in 2002. Mr. Brown has 13 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment
Management and Research ("AIMR"), and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Both Ms. Wong and Mr. Brown review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

Karen Wong and Richard Brown play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund. There are no limits on the team members' roles.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Annual Report dated October 31, 2008.

JACKSON PERSPECTIVE MONEY MARKET FUND

INVESTMENT OBJECTIVE. The investment objective of the Jackson Perspective Money Market Fund ("Perspective Money Market Fund") is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

PRINCIPAL INVESTMENT STRATEGIES. The Perspective Money Market Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or fewer. The Perspective Money Market Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

     o Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

     o Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

     o Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

     o Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

     o Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Perspective Money Market Fund does not apply to the market value of such security or to shares of the Perspective Money Market Fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

You should check with your investment professional and tax professional regarding the potential impact to your overall financial plan and tax situation.

The Sub-Adviser's investment approach combines top-down analysis with fundamental bottom-up security selection. The Sub-Adviser considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Perspective Money Market Fund's overall weighted average maturity. The overall weighted average maturity of the Perspective Money Market Fund's investments is 90 days or fewer.

The Sub-Adviser manages the Perspective Money Market Fund to meet the requirements of Rule 2a-7 under the 1940 Act, including those as to quality, diversification and maturity. The Perspective Money Market Fund may invest more than 25% of its assets in the banking industry.

PRINCIPAL RISKS OF INVESTING IN THE PERSPECTIVE MONEY MARKET FUND. An investment in the Perspective Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Perspective Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Perspective Money Market Fund. While the Perspective Money Market Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Perspective Money Market Fund itself. A variety of factors may influence its investment performance, such as:

     o CREDIT & MARKET RISK. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer's credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Perspective Money Market Fund, will fall. A broad-based market drop may also cause a security's price to fall.

     o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Perspective Money Market Fund's performance to fluctuate more than if it held only U.S. securities.

     o RISK OF INVESTMENT IN BANKING INDUSTRY. Because the Perspective Money Market Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as, factors affecting the financial stability of borrowers. The bank securities in which the Perspective Money Market Fund may invest typically are not insured by the Federal government. Securities that do not represent deposits have lower priority in the bank's capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Perspective Money Market Fund paid for it.

     o U.S. GOVERNMENT SECURITIES RISK. The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The U.S.
          Government  may  choose  not to  provide  financial  support  to  U.S.
          Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

          On September 2008, the FHLMC and FNMA were placed under the conservatorship of the Federal Housing Finance Agency. Also in September 2008, the U.S. Department of the Treasury announced (i) a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities, and (ii) took additional steps to provide liquidity to FHLMC and FNMA. It is unclear what effect the conservatorship and actions by the Treasury Department will have on FHLMC and FNMA. FHLMC and FNMA also recently have been the subject of increased scrutiny by Congress, and investigation by federal regulators over accounting and corporate governance matters. The results of any legislation or investigation could adversely affect FHLMC and/or FNMA and, as a result, the payment of principal or interest on mortgage-backed and mortgage-related securities.

In addition, the performance of the Perspective Money Market Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Perspective Money Market Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

An investment in the Perspective Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency or department. Although the Perspective Money Market Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Perspective Money Market Fund.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.

ANNUAL TOTAL RETURNS AS OF DECEMBER 31*

CLASS A

[GRAPHIC OMITTED]

4.43%
-----
2007

* The return of the Fund through September 30, 2008 was 1.62%.

In the periods shown in the chart, the Fund's highest quarterly return was 1.13% (3rd quarter of 2007) and its lowest quarterly return was 1.04% (4th quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007
----------------------------------------------------------------------- --------------------- --------------------
                                                                               1 year            Life of Fund*
----------------------------------------------------------------------- --------------------- --------------------
Jackson Perspective Money Market Fund                                            4.43%                4.40%
Merrill Lynch Treasury Bill Index (3 month)                                      5.00%                5.00%
----------------------------------------------------------------------- --------------------- --------------------

The 7-day yield of the Fund on December 31, 2007, was 4.04%.
The Merrill Lynch Treasury Bill Index (3 month) is a broad-based unmanaged index.
* The Fund began operations on December 28, 2006.

FEES AND EXPENSES. The table below shows certain fees and expenses you may pay if you buy and hold shares of the Perspective Money Market Fund.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

SALES CHARGE

---------------------------------------------------------------------------------------- ---------------

---------------------------------------------------------------------------------------- ---------------
---------------------------------------------------------------------------------------- ---------------
Maximum Front-End Sales Charge (as a percentage of offering price)                       None
---------------------------------------------------------------------------------------- ---------------
---------------------------------------------------------------------------------------- ---------------
Maximum Contingent Deferred Sales Charge (as a percentage of purchase price or           None*
redemption price, whichever is less)
---------------------------------------------------------------------------------------- ---------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------ ---------------------
                                                                   CLASS A
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Management Fee/Administrative Fee                                    0.50%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Rule 12b-1 Fee                                                       0.25%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Other Expenses                                                       0.37%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Total Annual Fund Operating Expenses (1)                             1.12%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Fee Waiver and/or Expense Reimbursement (1)                          0.27%
------------------------------------------------------------ ---------------------
------------------------------------------------------------ ---------------------
Net Expenses (1)                                                     0.85%
------------------------------------------------------------ ---------------------

* If you exchange your shares of another fund of the JNL Investors Series Trust for shares in the Jackson Perspective Money Market Fund the CDSC will stop aging until the shares are exchanged into another Fund. If you redeem the shares, a CDSC would be charged as follows:

--------------------------------------------- ----------- -----------
COMPLETED YEARS SINCE PURCHASE OF SHARES          0           1+
--------------------------------------------- ----------- -----------
--------------------------------------------- ----------- -----------
Applicable Charge                                 1%          0%
(% OF LESSER OF THE VALUE AND THE ORIGINAL
COST OF SHARES REDEEMED)
--------------------------------------------- ----------- -----------

(1) JNAM has contractually agreed to waive fees and reimburse expenses of the Perspective Money Market Fund through October 31, 2009 to limit Net Operating Expenses (excluding brokerage expense, interest, taxes, and extraordinary expenses) to 0.85%. There can be no assurance that JNAM will continue to waive fees and reimburse expenses after October 31, 2009. The Fund has agreed to repay the Adviser for amounts that were waived or reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of up to three years after such waiver or reimbursement was made to the extent that such payment does not cause the total fund operating expenses for a class of shares of the Fund to exceed the above limits and the repayment is made within three years after the year in which the Adviser incurred the expense.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Perspective Money Market Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming: (1) a 5% annual return each year; (2) all dividends and distributions are reinvested; and (3) the Perspective Money Market Fund operating expenses remain the same (1). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU SELL YOUR SHARES AT THE END OF EACH PERIOD)               CLASS A
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $87
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                            $329
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 Years                                                                            $591
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                         $1,339
--------------------------------------------------------------------------- --------------------

--------------------------------------------------------------------------- --------------------
EXPENSE EXAMPLE (IF YOU DO NOT SELL YOUR SHARES AT THE END OF EACH PERIOD)        CLASS A
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
1 Year                                                                              $87
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
3 Years                                                                            $329
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
5 Years                                                                            $591
--------------------------------------------------------------------------- --------------------
--------------------------------------------------------------------------- --------------------
10 Years                                                                         $1,339
--------------------------------------------------------------------------- --------------------

(1) The above Expense Examples reflect the contractual waiver/reimbursement effective through October 31, 2009.

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE PERSPECTIVE MONEY MARKET FUND, AND THE DISCLOSURE OF PORTFOLIO HOLDINGS. The SAI has more information about the Perspective Money Market Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them. A description of the Perspective Money Market Fund's policies and procedures with respect to the disclosure of the Perspective Money Market Fund's portfolio securities is available (i) in the Perspective Money Market Fund's SAI, and (ii) on the Perspective Money Market Fund's website (WWW.JACKSON.COM).

THE SUB-ADVISER. The Sub-Adviser to the Perspective Money Market Fund is Wellington Management Company, LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2008, Wellington Management had investment management authority with respect to approximately $427 billion in assets.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Perspective Money Market Fund.

A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Trust's Annual Report for the fiscal year ended October 31, 2008.

--------------------------------------------------------------------------------
                      MORE ABOUT THE INVESTMENT OBJECTIVES
                             AND RISKS OF ALL FUNDS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES. The investment objectives and policies of each of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust, without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

PORTFOLIO TURNOVER. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions, and other transaction costs on the sale of securities and reinvestment in other securities.

DESCRIPTION OF INDICES. The portfolios of certain of the Funds consist of the common stocks of companies included in various indices. Except as previously described, the publishers of the indices have not granted the Funds or the investment adviser a license to use their respective indices. Except as previously described, none of the Funds are designed or intended to result in investment returns that parallel or correlate with the movements in any particular index or a combination of indices and it is expected that their investment returns will not parallel or correlate with such movements. The publishers of the indices have not participated in any way in the creation of any of the Funds or in the selection of stocks that are purchased or sold for the Funds. A description of certain of the indices is provided below:

THE DOW JONES INDUSTRIAL AVERAGE. The stocks included in the DJIA are chosen by the editors of The Wall Street Journal as representative of the broad market and of U.S. industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors.

THE FINANCIAL TIMES ORDINARY INDEX. The FT30 Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies. These companies are highly capitalized and major factors in their industries. In addition, their stocks are widely held by individuals and institutional investors.

THE HANG SENG INDEX. The Hang Seng Index presently consists of 43 of the approximately 1,063 stocks currently listed on the Stock Exchange of Hong Kong Ltd. (Hong Kong Stock Exchange), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations. The Hang Seng Index represents approximately 66% of the total market capitalization of the stocks listed on the Hong Kong Stock Exchange.

THE S&P 500 INDEX. Widely regarded as the standard for measuring large-capitalization U.S. stock market performance, the S&P 500 Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stock's weight in the Index proportionate to its market value.

THE S&P MIDCAP 400 INDEX. The Index is widely used for mid-sized companies. The S&P Midcap 400 Index consists of 400 U.S. stocks chosen for market size, liquidity, financial viability, public float and industry group representation.

THE RUSSELL 2000(R) INDEX. The Russell 2000 Index offers investors access to the small-cap segment of the U.S. equity universe. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

THE RUSSELL 3000(R) INDEX. The Russell 3000 Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

THE MSCI EAFE INDEX(R). The Index is market capitalization weighted (meaning that the weight of securities is determined based on their respective market capitalizations). The index targets coverage of 85% of the market capitalization of the equity market of all countries that are a part of the index. It is maintained by Morgan Stanley Capital International; the EAFE acronym stands for "Europe, Australasia, and Far East". The index includes a selection of stocks from 21 developed markets, but excludes those from the U.S. and Canada. It is one of the most common benchmarks for foreign stock funds.

THE BARCLAYS CAPITAL AGGREGATE BOND INDEX(R). The Barclays Capital Aggregate Bond Index is a broad based index often used to represent investment grade bonds being traded in United States. Index funds and exchange-traded funds are available that track this bond index. Managers may often subdivide the different parts of the Aggregate by maturity or sector for managing individual portfolios. The Municipal section of the index is the only part of the index that cannot be used for this purpose - because municipal debt is issued by so many different entities, the Municipals in the Aggregate are only intended to be representative, and Barclays maintains separate indices for maintaining Municipal-only portfolios.

THE NASDAQ-100 INDEX. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies.

VALUE LINE INDEX(R). The Value Line Index(R) is an equal-weighted stock index containing 1,700 companies from the New York Stock Exchange, American Stock Exchange, NASDAQ and over-the-counter market. Of these 1,700 stocks, only 100 are given their #1 ranking for TimelinessTM, which measures Value Line's view of their probable price performance during the next six to 12 months relative to others. Value Line(R) bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise.

LEGISLATION. At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the common stock in the Funds or the issuers of such common stock. Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM ("JNAM" or the "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management. JNAM currently manages approximately $26.5 billion in assets. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Trust's Annual Report dated October 31, 2008.

MANAGEMENT FEE

As compensation for its services, the Adviser receives a fee from the Fund accrued daily and payable monthly. The fee the Adviser receives from the Funds is set forth below as an annual percentage of the net assets of the Funds.

---------------------------------------------------- ---------------------------------- ----------------------------
FUND                                                 ASSETS                                            ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                        ON AVERAGE DAILY NET ASSETS
                                                                                                      OF THE FUNDS)
---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective 5 Fund                           $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Index 5 Fund                     $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective 10 x 10 Fund                     All Assets                                                  0%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Optimized 5 Fund                 $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective VIP Fund                         $0 to $250 million                                       0.65%
                                                     Over $250 million                                        0.60%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective S&P 4 Fund                       $0 to $500 million                                       0.80%
                                                     Over $500 million                                        0.75%

---------------------------------------------------- ---------------------------------- ----------------------------
---------------------------------------------------- ---------------------------------- ----------------------------
Jackson Perspective Money Market Fund                $0 to $500 million                                       0.40%
                                                     Over $500 million                                        0.35%

---------------------------------------------------- ---------------------------------- ----------------------------

SUB-ADVISORY ARRANGEMENTS

The Adviser selects, contracts with and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Funds subject to the supervision of the Trust's Board of Trustees. The Adviser monitors the compliance of the Sub-Advisers with the investment objectives and related policies of the Funds and reviews the performance of the Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each Sub-Advisory Agreement with the Adviser, the Sub-Advisers manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Trustees of the Trust. The Sub-Advisers formulate a continuous investment program for the Funds consistent with its investment objectives and policies outlined in this Prospectus. The Sub-Advisers (except SPIAS) implement such program by purchases and sales of securities. The Sub-Advisers regularly report to the Adviser and the Trustees of the Trust with respect to the implementation of such program.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser, stated as an annual percentage of the net assets of the Funds. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fees it receives from the Funds.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The exemption order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Shareholder approval would be required where the Sub-Adviser is an affiliate of the Adviser. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will be sent information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

     o    Performing  initial due diligence on prospective  Sub-Advisers for the
          Funds;
     o    Monitoring the performance of Sub-Advisers;
     o    Communicating performance expectations to the Sub-Advisers; and
     o    Ultimately   recommending   to  the  Board  of   Trustees   whether  a
          Sub-Adviser's contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Fund will obtain favorable results at any given time. At a shareholder meeting of the Trust held on July 11, 2005, the shareholders of the JNL Money Market Fund approved this multi-manager structure.

ADMINISTRATIVE FEE

JNAM also serves as the "Administrator" to the Funds. In addition to the investment advisory fee, each Fund (except the Jackson Perspective 10 x 10 Fund) pays JNAM an Administrative Fee of 0.10% of the average daily net assets of the Fund's Class A and C shares. In return for the Administrative Fee, JNAM provides fund accounting and administrative functions for the Trust and the separate Funds. Each Fund is responsible for all other operating expenses (categorized as "Other Expenses" in the fee tables). Pursuant to Board approval, the Funds will also pay for transfer agent type services provided by third parties.

--------------------------------------------------------------------------------
                         HOW SHARE PRICES ARE CALCULATED
--------------------------------------------------------------------------------

Each Fund is divided into shares. The price of a Fund's shares is called its net asset value ("NAV") per share. It is calculated by taking the total value of a Fund's assets, subtracting the liabilities, and then dividing by the number of shares outstanding. The value of a Fund's assets is based on the total market value of all of the securities it holds. The assets of Jackson Perspective 10 x 10 Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs at the time of computation.

The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. When you buy shares, you pay the NAV per share plus any applicable sales charge on Class A shares. When you sell shares, you receive the NAV per share minus any applicable CDSC on Class C shares and certain Class A purchases. The Perspective Money Market Fund does not charge a sales charge. However, if you exchange your shares to another Fund of the Jackson Funds, you may be subject to a sales charge of that Fund. For any transaction, we will use the next NAV calculated after a Fund or its designee receives a request to buy, sell or exchange shares.

Each Fund's NAV per share is normally calculated once a day, every day the New York Stock Exchange ("NYSE") is open. For purposes of calculating the NAV, the Funds use pricing data as of the time of the close of the NYSE, which is usually 4 p.m. Eastern Time (ET), although it occasionally closes earlier. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

NAV will not be determined on days when the NYSE is closed as well as Federal holidays. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board review, the "fair value" of a security for which a current market price is not available. Under these procedures, in general the fair value of a security shall be the amount, determined by the Administrator in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations. The pricing committee will also value restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) at their fair value pursuant to pricing procedures adopted by the Board of Trustees of the Trust.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund's net asset value may change on days when shareholders are not able to purchase or redeem the Fund's shares.

Because the calculation of a Fund's net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust's procedures for pricing of portfolio securities also authorize the Administrator, subject to review by the Trustees, to determine the "fair value" of such foreign securities for purposes of calculating a Fund's net asset value. The Administrator will "fair value" such securities if it determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust's pricing procedures to be a "significant event." A "significant event" affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund's NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for "time zone arbitrage" in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to "market timers" and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

--------------------------------------------------------------------------------
                            INVESTING IN FUND SHARES
--------------------------------------------------------------------------------

You can invest in the Funds through your registered representative, who can help you buy, sell, and exchange shares and maintain your account. They may charge for their services. The Funds can be used in a variety of retirement plans, including individual retirement accounts ("IRAs"), Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs, other qualified retirement plans, such as Individual 401k plans ("Ezks") and Coverdell Education Savings Accounts ("ESA").

                               OPENING AN ACCOUNT

To open an account, you must make a minimum initial investment of $1,000 for non-qualified and qualified plans for each Fund and complete an Account Application, making sure to include your registered representative's name. The minimum initial investment amount does not apply to 401(k) or 403(b) accounts. An account may be opened for less than the minimum initial investment if an Automatic Investment Plan is set up and your account reaches the minimum initial investment amount within 18 months of opening your account. We may return applications that do not have a registered representative listed. Make your check payable to JACKSON FUNDS and mail it with the application to:

         JACKSON FUNDS
         c/o PNC Global Investment Servicing
         P.O. Box 9691
         Providence, RI  02940-9691

         Or Overnight Mail:
         JACKSON FUNDS
         c/o PNC Global Investment Servicing
         101 Sabin Street
         Pawtucket, RI  02860.

To add to your  account,  send at least  $500 for  each  additional  investment.
Complete the ADD TO YOUR ACCOUNT form included with your quarterly account statement or submit a letter of instruction indicating your desired investment allocation. Make your check payable to JACKSON FUNDS and remember to provide your account number and investment allocation with your check.

Purchases in Class C in excess of $500,000 are not permitted. Further, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $500,000 breakpoint. These requests will either be accepted and processed as requests to buy Class A shares or declined. Please see the heading "Ways You Can Avoid Or Minimize Sales Charges (Breakpoints and Waivers)" immediately following the Dealer Compensation information.

Foreign individuals and entities, including resident aliens, are not allowed to invest in the Funds.

The   minimum   and   maximum   amounts   may  be  waived  by  the  Funds  in  a
non-discriminatory manner.

Acceptable forms of investments are:

     o First party checks from your domestic bank and deposited into your account on which the account holder title is identical to the name on the check;
     o Checks from a joint checking account can be deposited into a brokerage account with either person's name that is on the joint checking account, however, the check must reference the complete name of the person in whose account the money is being deposited and account number in the "memo" portion of the check;
     o Cashier's checks for more than $10,000. A cashier's check over $10,000 is reportable to the IRS; and
     o Wire transfers that originate in U.S. banks or other U.S. financial institutions.

The Funds will not accept investments in the following forms:

     o Checks on which the name of the checking account and the brokerage account do not match, and the beneficiary is not listed or does not match the account holder's name;
     o    Third-party checks - checks with double endorsements;

     o Cash, traveler's checks, non-guaranteed cashier's checks and money orders; o Checks from foreign banks and checks drawn from a foreign currency; o Second party checks from a domestic bank from another party's account for the benefit of you;
     o Cashier's checks under $10,000 - Cashier's checks under $10,000 are not reportable to the IRS, unless the deposit is for a qualified account;
     o Checks drawn against a line of credit (such as credit cards or home equity loans);
     o    Checks made payable to "Cash";
     o    Starter checks; and o Credit cards.

All unacceptable forms of investments will be returned. We reserve the right to reject any form of payment and to change its forms of investment policy at any time. If your check does not clear, your purchase will be canceled and you will be liable for any losses and fees incurred by the Funds or its transfer agent.

ACCOUNTS SUCH AS TRADITIONAL OR ROTH IRAS AND ESAS HAVE CONTRIBUTION LIMITS THAT SHOULD NOT BE EXCEEDED. IF YOUR ACCOUNT IS A SIMPLE IRA, SEP IRA, OR SARSEP, OR IF YOUR ACCOUNT IS OWNED BY A QUALIFIED PLAN, OR IS AN INDIVIDUAL 401(K) ACCOUNT, CONTRIBUTION LIMITS WILL ALSO APPLY AND CONTRIBUTIONS BY PERSONAL CHECK MAY NOT BE APPROPRIATE. CONSULT YOUR TAX ADVISER FOR ADDITIONAL INFORMATION.

WIRED FUNDS - To open your account using wired monies, complete the Account Application, send it to the Funds, and call 1-888-276-0061 to obtain your new account number. Once the account is established, you can instruct your bank to wire the money in care of:

         PNC Bank, N.A.
         Philadelphia, PA
         ABA #: 031000053
         FFC To:  8611725111 Jackson Funds
         Attn:  Control Department
         FBO:  Shareholder Name and Account Number

Monies must be received by 4 pm ET.

Wires are considered to be in good order if received by the Fund before 4:00 p.m. ET with a valid account number. If you would like to make your initial purchase by wire, your application must be received in good order and the new account established before the wire will be accepted.

ELECTRONIC FUNDS TRANSFER ("EFT") - To transfer money from your bank account to your account using EFT, call 1-888-276-0061 and provide the fund name and share class, your Jackson Funds account number, the name(s) in which the account is registered and the amount of the transfer. To set up EFT, complete the Your Bank Account section on the Account Application. If EFT is established after account set-up, complete the Account Maintenance form, which will require a medallion signature guarantee. EFT may take up to ten (10) calendar days from receipt of request to become active.

AUTOMATIC INVESTMENT PLAN ("AIP") - You may make quarterly, semi-annually, annually, or up to four times a month systematic investments through a preauthorized transfer from your bank or other financial institution to your account ($25 minimum per fund, if the initial investment of $1,000 is met). An account may be opened for less than the minimum initial investment if an AIP is set up and your account reaches the minimum initial investment amount within 18 months of opening your account. A preauthorized investment plan may take up to 10 calendar days to establish and become active. If a start date is not provided, or occurs during the 10-day set-up period, systematic investments will begin one month from the date the program is set up. If the AIP date falls on a weekend or a holiday, the default day will be the next business day. A shareholder may have only one AIP on an account but may have up to four dates within a given month.

SECURITY AND SHAREHOLDER PROTECTION - To help fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information identifying each person who opens an account and to determine whether such person's name appears on any governmental agency list of suspected terrorists or terrorist organizations. The Funds may report certain transaction activity to the U.S. government. When you open an account, you must provide your full name, date of birth, physical residential address (although post office boxes are still permitted for mailing purposes) and Social Security or tax identification number. You may also need to provide your driver's license, passport or other identifying documents. Corporations and other non-natural persons may have to provide additional identifying information.

Not providing this information may result in incomplete orders and transactions, failure to open your account, delayed or unprocessed transactions or account closure. These requirements and procedures may change from time to time to comply with government regulations or guidance.

SALES CHARGES MAY APPLY TO ALL INVESTMENTS. THE FUNDS RESERVE THE RIGHT TO WAIVE MINIMUM INVESTMENT AMOUNTS, INCLUDING FOR CERTAIN TYPES OF RETIREMENT PLANS. THE FUNDS AND JACKSON NATIONAL LIFE DISTRIBUTORS LLC ("JNLD"), THE FUNDS' DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY REQUEST TO BUY SHARES.

                                 SELLING SHARES

You may sell shares by contacting your registered representative or the Funds. To sell shares by mail, send a written, signed request specifying the fund name and share class, account number, name(s) registered on the account and the dollar value or number of shares you wish to sell. DEPENDING ON THE CLASS OF SHARES YOU OWN, A CONTINGENT DEFERRED SALES CHARGE ("CDSC") MAY APPLY. Where applicable, Federal income tax will be withheld from retirement assets, unless notified otherwise. Signatures of all shareholders are required and must match the account registration or the authorized signer on file. Refer to MEDALLION SIGNATURE GUARANTEE for additional redemption guidelines. You may sell shares up to $50,000 in value by telephone on all non-retirement accounts by calling 1-888-276-0061. The minimum redemption amount must be $500. To disable this option, check the appropriate box on your Account Application. Corporate investors and other association must have an appropriate certification on file authorizing redemptions.

Proceeds will be mailed to your address of record, or can be sent to a third party recipient if a letter of instruction, signed by all authorized shareholders, and a Medallion Signature Guarantee accompany the request. Proceeds can also be wired to a predesignated bank account, generally, "your bank account," (subject to a minimum of $10,000), normally by the business day following receipt of your instructions. We do not assume responsibility for additional charges that the receiving institution may impose. To receive proceeds by wire, check the appropriate box on the Account Application and attach a voided check. We will not wire proceeds or account assets to a non-U.S. bank or financial institution, including foreign branches of U.S. Banks.

SYSTEMATIC WITHDRAWAL PLAN ("SWP") - You may set up automatic monthly or annual withdrawals if your account has a current value of at least $5,000 and you withdraw a fixed dollar amount (minimum $50) or a specified percentage. Systematic withdrawals will continue until you cancel them or the value of the designated Fund falls below $500.

If the SWP date falls on a weekend or a holiday, the default day will be the prior business day. The value of the SWP is based on the greater of the original plan value or the current market value. The following methods of payment will be available:

     o    Check to account owner of record;
     o    Check to special payee;
     o    Electronic Funds Transfer/Automated Clearing House transactions;
     o    Check to alternate address; and
     o Wire transfers that originate in U.S. banks or other U.S. financial institution.

ELECTRONIC FUNDS TRANSFER ("EFT") - You can initiate an electronic funds transfer for as little as $500 or as much as $50,000 from your account to your bank account. To set up an EFT, you must complete the Your Bank Account section on the Account Application. If the EFT is established after account set-up, the Account Maintenance form is required (with a Medallion Signature Guarantee).

CHECKWRITING - Checkwriting privileges are available for the Perspective Money Market Fund for non-retirement accounts only. Checkwriting privileges are not available for Class C shareholders investing in the Perspective Money Market Fund. Checks must be written for at least $500 and you must maintain an account minimum of $500. We will allow a maximum of two authorized signatories.

MEDALLION SIGNATURE GUARANTEES - To protect against fraud and identity theft and help verify the identity of the person authorizing a sale of shares from an account, a Medallion Signature Guarantee may be required:

     o    For any redemption request for $50,000 or more;
     o    If your address of record has changed within the past 30 days;
     o If you are requesting a form of payment other than a check mailed to the address of record and/or payable to the registered owner(s);
     o For requests to transfer between Jackson Funds accounts with different registrations, except where one or more of the account owners (or beneficial owners) are the same; and
     o For purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate, organization or other entity. In addition, there may be transactions that require the Medallion Signature Guarantee that are not covered or outlined within.

Medallion Signature Guarantees are available from domestic banks or trust companies, brokers, dealers, clearing agencies, savings associations or other financial institutions that participate in either the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Other signature guarantees will not be accepted.

ACCOUNTS WITH LOW BALANCES - If your account falls below $500 as a result of a redemption, an account charge or a reduction in the market value of your account, we may mail you a notice asking you to bring the account back up to its minimum investment amount. If you choose not to do so within 90 days, we may close your account and mail the proceeds to the address of record. This will only apply to accounts established more than one year preceding the date of the notice of redemption and will not apply to accounts in which shares have been added by purchase (other than reinvestment of dividends and capital gains distributions) within six months preceding the date of the notice of redemption. This may result in a gain or loss for Federal income tax purposes. You will not be charged a CDSC if your account is closed for this reason.

                                EXCHANGING SHARES

You may exchange shares of one Fund for shares of the same class of any other Fund (within the same base account) if both funds maintain minimum balance requirements. With respect to shares initially purchased in the Perspective Money Market Fund, shares may be exchanged for Class A or C shares of other Funds. Conversely, Class A or C shares of other Funds may be exchanged for shares of the Perspective Money Market Fund. However, exchanges of shares from the Perspective Money Market Fund that were previously in another Fund must go into the previous share class. Exchanges are considered sales and may result in a gain or loss for Federal and state income tax purposes. If a front-end load was paid on the Fund you are exchanging out of, no front-end load will be applied to the Fund you are exchanging into. Any CSDC due would not be assessed but would be carried over to the Fund you have exchanged into. A front-end sales charge applies when you exchange the Perspective Money Market Fund shares into Class A shares of another Fund, but does not apply to shares that were previously assessed a sales charge. For shares exchanged into the Perspective Money Market Fund, the CDSC will stop aging until the shares are exchanged into another Fund. Shares subject to a CDSC will resume aging from the date of the exchange and a CDSC will apply upon redemption, if applicable. If you exchange shares of a fixed-income fund into an equity fund, You will be required to pay the difference in sales charge. Under no circumstances will your investment be subject to a front-end sales charge in excess of the maximum front-end sales charge applicable to equity funds. To exchange shares, call 1-888-276-0061 or submit your request in writing. To disable the option to exchange by telephone, check the appropriate box on your Account Application. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another Fund with the proceeds of the sale. An exchange will be effective as of the end of the business day when we receive the exchange request in good order. The Funds will not be liable for an exchange made in accordance with your instructions. You may generally sell shares of the Funds at any time.

We reserve the right to restrict the number of exchanges per year that may be requested by you, the means by which exchange requests will be accepted and the dollar amount of exchanges permitted.

DOLLAR COST AVERAGING - Dollar cost averaging may be used to buy shares of the Funds in a series of regular purchases instead of in a single purchase. This allows you to average the price you pay for shares over time, and may permit a "smoothing" of abrupt peaks and drops in price. You may use dollar cost averaging to transfer set dollar amounts on a monthly, quarterly, semiannual, or annual basis, from the Perspective Money Market Fund. You must have an account value of at least $15,000 to exchange to one or more other Funds. The minimum amount that may be exchanged from one Fund to another is $100, or the entire Fund balance if less.

AUTOMATIC REBALANCING - You can arrange to have us automatically rebalance your account periodically to maintain your selected allocation percentages. There is no charge for Rebalancing. Automatic Rebalancing is only available on qualified retirement plans. You may rebalance either on a quarterly, semiannual or annual basis. The minimum that may be exchanged from one Fund to another is $100. The minimum amount may be waived by the Funds in a non-discriminatory manner. The exchange restrictions do not apply.

MARKET TIMING POLICIES AND EXCHANGE LIMITATIONS - The Funds are not intended to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. The Funds' Board of Trustees has adopted a policy of "fair value" pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds' "fair value" pricing policy applies to all Funds where a significant event (as described below) has occurred. The Funds' "fair value" pricing policy is described under "How Shares Prices Are Calculated" above. While these policies and procedures have been adopted to attempt to detect and limit trading that is frequent or disruptive to the Funds' operations, there is no assurance that the policies and procedures will be effective in deterring all such trading activity.

Organizations and individuals that use market timing investment strategies and make frequent transfers should not invest in the Funds. The Funds maintain sole discretion to restrict or reject, without prior notice, any exchange instructions, and to restrict or reject preauthorized exchange forms from a market timing organization or individual authorized to give transfer instructions on behalf of multiple shareholders, if in the sole discretion of the Funds (or an agent) the requested transactions would have a negative impact on remaining shareholders.

The Funds may limit the size, number, and frequency of exchanges if they could be disruptive to the management of the Funds. The Funds may also restrict, suspend, or reject any exchange request that could be harmful to a Fund or to other shareholders, or cancel the exchange privilege altogether. Notice of any limitations, restrictions, suspensions or rejections may vary according to the particular circumstances.

The Funds reserve the right to impose a transaction fee or redemption fee against future exchange amounts. Prior to imposing any such fee, we would supplement this prospectus and provide notice to shareholders.

The Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries (i.e., accounts that are not on the books of the Funds' transfer agent). Accordingly, the numerical exchange limitations discussed above do not apply to these types of accounts. For shareholders whose accounts are on the books of the Funds' transfer agent, there may be other systems limitations in monitoring the numerical exchange limitations discussed above. These systems limitations may require manual review of trading activity and result in delays in the implementation of exchange limitations.

Omnibus account arrangements enable brokers to aggregate multiple investors' share ownership positions and purchase, sell and exchange Fund shares without the identity of the particular shareholder(s) being known to the Funds. Accordingly, the ability of the Funds to monitor, detect or limit frequent share trading activity through omnibus accounts is very limited, and there is no assurance that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. In such cases, the financial intermediaries or record keepers may be able to implement procedures or supply the Funds with information that differs from that normally available to the Funds or its agent(s). In such instances, the Funds will seek to monitor purchase and redemption activity through the overall omnibus account(s) or retirement and benefit plan account(s). If the Funds identifies activity that may be indicative of excessive short-term trading activity, the Funds or its designated agent will notify the financial intermediary, record keeper or retirement and benefit plan and request it to provide or review information on individual account transactions so that the Funds or the financial intermediary, record keeper or retirement and benefit plan may determine if any investors are engaging in excessive or short-term trading activity. If an investor is identified as engaging in undesirable trading activity, the Funds or its designated agent will request the financial intermediary, record keeper or retirement and benefit plan take appropriate action to curtail the activity and will work with the relevant party to do so. Such actions may include actions similar to these that the Funds would take, such as placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades on a manual basis, either indefinitely or for a period of time. If the Funds determine that the financial intermediary, record keeper or retirement and benefit plan has not demonstrated adequately that it has taken appropriate action to curtail the excessive short-term trading, the Funds or its agents may terminate the relationship.

Financial intermediaries include broker-dealers, registered investment advisors, banks, trust companies, certified financial planners, third party administrators, record keepers, trustees, custodians, financial consultants, and insurance companies.

Retirement  and Benefit plans include  qualified  and  non-qualified  retirement
plans,   deferred  compensation  plans  and  certain  other  employer  sponsored retirement, savings or benefits plans, excluding IRAs.

Trading activity that is frequent or that involves relatively large amounts of assets can disrupt the management of the Fund and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Funds' ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Funds' performance. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Funds' securities holdings may dilute the interests of the remaining shareholders. While these issues can occur in connection with any of the Funds, Funds holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, Funds holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing the Funds. The Funds have retained a pricing service to assist in the valuation of certain foreign securities, which may reduce the ability of shareholders to engage in such arbitrage, although there is no assurance that this measure will be effective in reducing arbitrage opportunities.

                           EXECUTION OF YOUR REQUESTS

Purchase and sale requests are executed at the next net asset value ("NAV"), determined after the transfer agent, or an authorized designee, receives the order in proper form. If you purchase by wire, the order will be deemed to be in proper form after the Account Application, telephone notification and the Federal funds wire have been received. If an order or payment by wire is received after 4:00 p.m. Eastern time, the shares will not be credited until the next business day. You will receive a confirmation of each unscheduled transaction in your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

Under normal conditions, we will pay redemption proceeds for new and existing accounts within seven (7) business days. However, we may postpone payment longer in the event of unusual circumstances as permitted by the applicable law or an economic emergency as determined by the SEC. When you sell shares for which we have not received the investment, we will execute your request at the next determined per share NAV, but will not release the proceeds until your investment clears. This may take up to fifteen (15) days from the investment date. To reduce such delay, you should make investments by bank wire or Federal funds. We normally will pay cash for all shares you sell. When making payment in cash becomes harmful to other shareholders or a Fund, we may make some or all of the payment in securities at their then current market value equal to the redemption price minus any applicable charges. You will bear market risk while holding such securities and incur transaction costs upon converting securities to cash.

ELECTRONIC AND TELEPHONE INSTRUCTIONS - You may purchase, exchange, or redeem amounts within the Funds by written notice or electronic request. Electronic transactions are permitted only if you give the Funds proper authorization. Procedures are in place to ensure that electronic and telephone instructions are genuine, including recording all telephone instructions, requiring the caller to give specific identifying information, and providing written confirmation to shareholders of record within five days of an electronic or telephone transaction. We will not be responsible for the authenticity of electronic or telephone instructions or any losses resulting from unauthorized shareholder transactions if it is reasonably believed that the instructions were genuine. Proceeds from telephone transactions will only be mailed to your address of record. We reserve the right to modify or discontinue this at any time without notice.

--------------------------------------------------------------------------------
                          OVERVIEW OF THE SHARE CLASSES
--------------------------------------------------------------------------------

                      SALES CHARGES AND FEES BY SHARE CLASS

The Funds offer investors Class A and Class C shares of each Fund, except for the Perspective Money Market Fund, which only offers Class A shares. Even though these classes represent ownership of the same Fund, each class is subject to different types and levels of sales charges, and bears different levels of expenses. The class of shares that better corresponds with your financial goals depends upon several factors. When choosing among classes, you should consider the following questions:

     o    How long do I plan to hold the shares?
     o    How much money do I intend to invest?
     o    Will I be purchasing more shares in the future?
     o    What expenses will I pay for each class?
     o    Do I qualify for any sales charge discounts?

You should also understand how the various fees, expenses, and charges would affect your investment over time. Your registered representative can help you to determine which class of shares is right for you. Your registered representative will generally receive compensation no matter which share class you select. However, that compensation may vary between share classes and may vary with the size of your investment. Thus a registered representative may have an incentive for you to invest in one share class over another or in a particular dollar amount over another dollar amount. You should speak with your registered representative about the various expenses associated with each share class and about the share class more appropriate for your individual financial situation. You should also speak to your registered representative about the discounts or "breakpoints" in applicable front-end sales charges for larger purchases.

NOTE: Class A shares of the Perspective Money Market Fund are sold at NAV without an initial sales charge. There is a 12b-1 fee of 0.25%. Assets initially invested in the Perspective Money Market Fund, and subsequently exchanged into Class A shares of another Fund will be subject to front-end sales charges or the CDSC period, if applicable, will begin when shares are exchanged.

The following summarizes key information about each class, except with respect to the Perspective Money Market Fund, to help you make your investment decision, including the various expenses associated with each class. More detailed information about each share class is provided in the next section.

SHARE CLASS           FRONT-END SALES CHARGE              ANNUAL                  CDSC           CONVERSION TO CLASS
                                                        12B-1 FEES                                    A SHARES
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
  CLASS A        YES - for purchases below         0.25%                   NO - for purchases      N/A
                 $1,000,000 (front-end sales       (0% for Jackson         below $1,000,000
                 charge reductions begin for       Perspective
                 investments which are             10 x 10 Fund*)
                 $50,000 or more).
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
------------ --- --------------------------------- ---------------------- --------------------- ----------------------
  CLASS C        NO                                 1.00%                 YES - 1.00% on          YES - in the month
                                                    (0.75% for Jackson    shares redeemed         of 10th anniversary
                                                    Perspective           within one year of
                                                    10 x 10 Fund*)        purchase
------------ --- --------------------------------- ---------------------- --------------------- ----------------------

*In addition to the 12b-1 fee noted above, the Underlying Funds will pay a 0.25% 12b-1 fee.

To pay for the cost of promoting the Funds and servicing your account, each class of shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. Because 12b-1 fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment over time and may cost you more than paying other types of sales charges. Thus, higher ongoing 12b-1 fees may be less advantageous than paying a front-end sales charge and lower ongoing 12b-1 fees. Higher 12b-1 fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower total return than Class A shares. The relative impact of a front-end sales charge and ongoing annual expenses will depend on various factors, including the length of time a share is held.

     o The fees and expenses imposed on Class C shares may, depending upon the amount invested and the length of time the shares are held, total more than the front-end sales charges imposed on purchases of Class A shares.
     o An investment in Class C shares may cost you more over time than an investment in Class A shares.

Certain share classes may be subject to a CDSC upon redemption, depending on the length of time shares are held. Information about calculation of applicable CDSC appears after the descriptions of each share class. CDSC waivers are available in certain circumstances. For information regarding available CDSC discounts, see "Ways You Can Avoid or Minimize Sales Charges (Breakpoints and Waivers)" following the CDSC calculation information.

Although the share class that you choose is ultimately your decision, you should seek to learn which share class is economically more attractive for your particular situation so that your decision is informed. As an example, shareholders making significant investments for long periods of time may find that Class A shares (with breakpoint savings) are the more cost-effective way to invest in the Funds. If your investment time horizon is shorter, it may be more cost-effective to invest in Class C shares. For more information on share classes or other mutual fund investing topics, please refer to the websites of the NASD (WWW.NASD.COM/INVESTOR/) and SEC (WWW.SEC.GOV/INVESTOR.SHTML).

                                 CLASS A SHARES

Each purchase is subject to the following front-end sales charges:

         All Funds except the Fixed Income Funds and Money Market Fund:

      AGGREGATE NET INVESTMENT               SALES CHARGE AS A %                SALES CHARGE AS A
                                             OF OFFERING PRICE              % OF YOUR NET INVESTMENT
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
           Up to $50,000                            5.75%                               6.10%
         $50,000 to $99,999                         4.50%                               4.71%
        $100,000 to $249,999                        3.50%                               3.63%
        $250,000 to $499,999                        2.50%                               2.56%
        $500,000 to $749,999                        2.00%                               2.04%
        $750,000 to $999,999                        1.50%                               1.52%
         $1,000,000 or more                         0.00%                               0.00%

         Fixed Income Funds:
      AGGREGATE NET INVESTMENT         SALES CHARGE AS A % OF OFFERING            SALES CHARGE AS A
                                                    PRICE                      % OF YOUR NET INVESTMENT
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
           Up to $100,000                           3.75%                               3.90%
        $100,000 to $249,999                        3.50%                               3.63%
        $250,000 to $499,999                        2.50%                               2.56%
        $500,000 to $749,999                        2.00%                               2.04%
        $750,000 to $999,999                        1.50%                               1.52%
         $1,000,000 or more                         0.00%                               0.00%


AS NOTED IN THE TABLE ABOVE, DISCOUNTS ("BREAKPOINTS") ARE AVAILABLE FOR LARGER PURCHASES. FOR INFORMATION REGARDING AVAILABLE DISCOUNTS, PLEASE SEE THE HEADING "WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES" IMMEDIATELY FOLLOWING THE DESCRIPTIONS OF SHARE CLASS SALES CHARGES, CDSC CALCULATION INFORMATION, AND DEALER COMPENSATION.

NOTE: Class A shares of the Perspective Money Market Fund are sold at NAV without an initial sales charge. A front-end sales charge applies when you exchange Perspective Money Market Fund shares into Class A shares of another Fund but does not apply to shares that were previously assessed a sales charge. Sales charges do not apply to reinvested dividends or capital gains distributions or new purchases of or exchanges into the Perspective Money Market Fund.

If you exchange shares of a fixed-income fund into an equity fund, You will be required to pay the difference in sales charge. Under no circumstances will your investment be subject to a front-end sales charge in excess of the maximum front-end sales charge applicable to equity funds.

The annual 12b-1 fees are 0.25% for Class A shares. For the Jackson Perspective 10 x 10 Fund, the Underlying Funds will pay a 0.25% 12b-1 fee.

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. However, if you sell these shares within 1 year of purchase, you will pay a CDSC of 1%, which will apply to the lesser of the Fund value and the original purchase price of any shares. You will also be charged a 1% CDSC, which will apply to the lesser of the Fund value and the original purchase price of any shares on shares purchased without a front-end sales charge if you redeem within 1 year of purchase, excluding the Perspective Money Market Fund. If you exchange your shares of another Fund of the Trust for shares in the Perspective Money Market Fund and then redeem the shares, a CDSC would be charged.

                                 CLASS C SHARES

Class C shares are offered at NAV without a front-end sales charge. Annual 12b-1 fees are 1.00% (0.75% for the Jackson Perspective 10 x 10 Fund). For the Jackson Perspective 10 x 10 Fund, the Underlying Funds will pay a 0.25% 12b-1 fee in addition to the 0.75% 12b-1 fee for the Jackson Perspective 10 x 10 Fund. The Funds' distributor may advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, the distributor may retain the service and distribution fee paid by a Fund with respect to such shares for the first year of purchase. The Distributor and its affiliates are entitled to retain all service fees payable under the Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the distributor or its affiliates for shareholder accounts. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. In the month of the 10th anniversary of the purchase date, Class C shares will automatically be converted to Class A shares.

Purchases in Class C in excess of $500,000 are not permitted. Further, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $500,000 breakpoint. These requests will either be accepted and processed as requests to buy Class A shares or declined. Please see the heading "Ways You Can Avoid Or Minimize Sales Charges (Breakpoints and Waivers)" immediately following the Dealer Compensation information.

             CALCULATION OF CONTINGENT DEFERRED SALES CHARGES (CDSC)

Certain investments in Class A and Class C shares may be subject to a CDSC. To keep your CDSC as low as possible, the amount of the CDSC will be based on the lesser of your purchase price or redemption price. We will first sell shares in your account that are not subject to a CDSC and then will redeem shares in the order in which they were purchased. All purchases made are counted as having been made from the trade date. The CDSC will be deducted from the remaining value of the shares so that the actual reduction in share value as a result of the redemption will be greater than the redemption amount requested and paid. Alternatively, the gross redemption amount can be requested and then the CDSC is deducted from the amount requested to determine the amount paid. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

                               DEALER COMPENSATION

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid from sales charges received from purchasing or redeeming shareholders, from Rule 12b-1 distribution fees from the Funds and from JNLD's other financial resources. Dealers may also receive shareholder servicing fees from servicing investors who indirectly hold Fund shares through dealer-maintained brokerage accounts. These fees are paid by the Funds' transfer agent as agent for JNLD from payments it receives under its agreement with the Funds.

All Funds except the Fixed Income Funds and Money Market Fund:

      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
           Up to $50,000                            5.00%
         $50,000 to $99,999                         3.75%
        $100,000 to $249,999                        2.75%
        $250,000 to $499,999                        2.00%
        $500,000 to $749,999                        1.60%
        $750,000 to $999,999                        1.20%
      $1,000,000 to $3,999,999                      1.00%*
      $4,000,000 to $9,999,999                      0.50%*
        $10,000,000 or more                         0.25%*

Fixed Income Funds:

      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
           Up to $100,000                           3.00%
        $100,000 to $249,999                        2.75%
        $250,000 to $499,999                        2.00%
        $500,000 to $749,999                        1.60%
        $750,000 to $999,999                        1.20%
       $1,000,000 $3,999,999                        1.00%*
      $4,000,000 to $9,999,999                      0.50%*
        $10,000,000 or more                         0.25%*

All Funds:

      AGGREGATE NET INVESTMENT                     CLASS C
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
           Up to $500,000                           1.00%*

* You will also be charged a 1% CDSC to the lesser of the Fund value and the original purchase price of any shares that you redeem within one (1) year of purchase.

With respect to Class A Shares sales greater than $1 million and Class C shares, the 12b-1 fee and trail fee payments will begin to accrue after the 13th month after the purchase of shares.

While in the Perspective Money Market Fund the trail fee payments will be paid immediately. While in the Perspective Money Market Fund, the 12b-1 fee will not age for Class A Shares sales greater than $1 million and Class C shares.

For sales above $1 million qualifying dealers will receive the following commissions:

      AGGREGATE NET INVESTMENT                     CLASS A
------------------------------------- -----------------------------------
------------------------------------- -----------------------------------
      $1,000,000 to $3,999,999                      1.00%
      $4,000,000 to $9,999,999                      0.50%
        $10,000,000 or more                         0.25%

If the sales load on the Class A shares are waived no dealer compensation will be paid. The Perspective Money Market Fund does not pay any up front commissions. A commission is paid when assets are exchanged into one of the other Funds subject to that Fund's compensation schedule.

The commission stated above will be paid using the Aggregate Net Investment ("ANI") on initial and subsequent payments. The Aggregate Net Investment is equal to: (1) If no Statement of Intention ("SOI") exists, initial investment plus Rights of Accumulation ("ROA") or (2) If SOI exists, SOI plus ROA.

     WAYS YOU CAN AVOID OR MINIMIZE SALES CHARGES (BREAKPOINTS AND WAIVERS)

REDUCTION OF CLASS A SHARES INITIAL SALES CHARGE - You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedule. Available sales charge reductions include:

     o STATEMENT OF INTENTION ("SOI") - Lets you pledge to purchase Class A shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once. This includes purchases in all account types (e.g., IRA, non-retirement, etc.) and purchases by your immediate family members. "Immediate family members" include your spouse (including domestic partners if recognized under local law) and children under the age of 21. Five percent (5%) of each Class A share purchase will be held in escrow to cover additional sales charges that may be incurred if the total investments (calculated at the offering price) over the 13-month period are insufficient to qualify for the sales charge reduction. Only concurrent and future purchases are considered for meeting a SOI obligation. Investment in the Perspective Money Market Fund unless such shares were previously assessed a sales charge do not count toward the SOI amount. Upon fulfillment of the SOI the escrow will be released into the Fund at the next NAV.
     o RIGHTS OF ACCUMULATION - Lets you include the current value of all accounts (except the Perspective Money Market Fund unless such shares were previously accessed a sales charge) you or members of your immediate family already own in order to calculate the sales charge breakpoint for your next purchase at the offering price.
     o COMBINATION PRIVILEGE - Lets you combine all identified orders received on the same day and processed in a single transaction for a reduced sales charge and for purposes of determining the Aggregate Net Investment.

If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at other broker-dealers (rather than opening an account directly with the Funds). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee) through his/her registered representative, or financial intermediary, as applicable, must identify and provide information to the Funds regarding eligibility for these privileges. Stated differently, investors must identify to the Funds through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the registered representative and/or financial intermediary to ensure that an investor obtains the proper "breakpoint" discounts.

In order for the Funds to identify accounts opened through a financial intermediary, you or your financial intermediary must provide the Funds with the applicable account numbers. For purposes of identifying all other accounts, you or your registered representative must provide the Funds with either the applicable account numbers or the applicable tax identification numbers. Investors may be asked to provide account statements or other records to verify eligibility for these privileges.

SALES WITHOUT INITIAL SALES CHARGES - Class A shares may be purchased without a front-end sales charge by:

     o Officers, directors, trustees, and employees of the Funds, Jackson, JNAM and JNLD, and their affiliates/subsidiaries;
     o Registered representatives and employees of broker/dealers with a current distribution or selling agreement with the Funds and their affiliates;
     o Investment professionals using the Funds in fee-based investment products under a signed agreement with the Funds or its distributor;
     o    Employees  of  designated  asset  management   firms,   other  service
          providers and their affiliates;
     o    Immediate family members of all such persons;
     o    Certain qualified pension plans or certain pension plan rollovers;
     o    Certain qualified persons; and
     o    Certain qualified fee-based programs.

REINSTATEMENT PRIVILEGE - You may reinvest some or all of the proceeds from a redemption, dividend payment or capital gain distribution in the same share class of any Fund without a sales charge if the request and the proceeds are received by Jackson within 90 days of the redemption or distribution. For purposes of the CDSC, if you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age from the date that you bought your original shares. For purposes of the front-end sales charge, if you paid a front-end sales charge when you originally purchased your shares, you will be able to reinvest without paying an additional front-end sales charge. Any redemption proceeds from the Perspective Money Market Fund that are invested in Class A shares will be subject to a sales charge as applicable. Any redemption proceeds from the Perspective Money Market Fund that are invested in the Class C shares of a Fund will be subject to a CDSC, as applicable. This privilege can be used only once per calendar year. Proceeds will be reinvested at the next calculated net asset value after we receive your request. This does not apply to qualified rollovers. In order to use this privilege, all accounts must have the same owner or owners, although identical ownership registration is not required. Contact your registered representative or the Funds' customer service at 1-888-276-0061 for additional information. You must identify and provide information to Funds or your financial intermediary, as applicable, regarding your historical purchases and holdings; you should retain any records necessary to substantiate historical transactions and costs because the Funds, its transfer agent, and financial intermediaries will not be responsible to provide this information.

     The NAV Authorization form must be provided to the Funds to receive any front-end sales charge waiver described above in the WAIVER OF INITIAL SALES CHARGES and REINSTATEMENT PRIVILEGE sections.

CDSC WAIVERS - The CDSC for each Class will be waived in the following cases:
     o Permitted exchanges of shares, except if the shares acquired are redeemed within the period during which a CDSC would apply to the initial purchase.
     o    Tax free returns of excess contributions to IRA.
     o Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
     o Redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document.
     o The following transactions, if together they do not exceed 10% of the account during a calendar year:
          o Required Minimum Distributions ("RMD") (if the redemption request exceeds the RMD the entire redemption will be subject to the CDSC if applicable).
          o Redemptions made through a Systematic Withdrawal Plan (including any dividends and/or capital gain distributions taken in cash)

If you think you may be eligible for a CDSC waiver, contact your registered representative. You must notify us at the time of the redemption request to receive the waiver.

Information on breakpoints and CDSC waivers may also be found on the website at WWW.JACKSON.COM.

If you invest $1 million or more, either as a lump sum or through our combination, accumulation or SOI programs, you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge on any shares you sell within 12 months of purchase.

--------------------------------------------------------------------------------
                             OTHER FUND INFORMATION
--------------------------------------------------------------------------------

                           DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared and distributed to shareholders at least annually. Dividends from net investment income are declared daily and payable monthly to the Jackson Perspective Money Market Fund shareholders.
Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually. Fund distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the Fund are subject to Federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For Federal tax purposes, in general, certain Fund distributions, including distributions of net short-term capital gains, are taxable to you as ordinary income.

The tax status of any distribution generally is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

If you invest in a Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 100 shares in a Fund on November 30th at $20 per share, and the Fund makes a distribution on December 1st of $1 per share, your shares will then have an NAV of $19 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

                     DISTRIBUTION AND SERVICING ARRANGEMENTS

Under  certain  circumstances,  JNLD,  the  distributor  of  the  Funds  (and  a broker-dealer and affiliate of Jackson) or Jackson or other affiliates (collectively, the Jackson affiliates), out of their own resources and without additional cost to the Funds or shareholders, may provide to broker-dealers additional cash or non-cash compensation for promoting and selling Fund shares. These amounts would be in addition to the standard sales commissions and other payments to dealers by the Fund and Jackson affiliates described above.

The Jackson affiliates may pay, from their own resources, additional fees (including marketing support payments) to broker-dealers, which may take the following forms: (1) a percentage of that entity's assets under management; (2) a percentage of that entity's sales volume; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and based on a fixed percentage of Fund share sales, and currently range from 5 to 20 basis points (0.05% to 0.20%) of total premium for each broker-dealer.

The Jackson affiliates may provide additional cash and non-cash compensation to broker-dealers in connection with the promotion and sale of Fund shares. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; bonuses; merchandise (including business development and educational enhancement items and promotional items of nominal value); occasional entertainment; meals or tickets to a sporting event; client appreciation events; reimbursement for travel expenses (including meals and lodging) to representative training and education seminars; reimbursements for client prospecting seminars and meetings (including transportation, lodging, meals and facility rental in connection therewith); and other expenses associated with the promotion and sale of Fund shares. The cash payments, non-cash compensation and reimbursements, to broker-dealers are in recognition of their marketing and distribution and/or administrative services support and are generally based on the anticipated level of participation and/or accessibility and the size of the audience.

These payments may not be offered to all broker-dealers and may differ substantially among broker-dealers. The selection of broker-dealers may depend on various criteria, including the scope and nature of our existing business relationship, anticipated sales and profitability. The terms of any particular agreement may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided, assets under management, and the volume and size of the sales of the Funds. Such additional compensation may give the Funds greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and its registered representatives market Fund shares. Payment and receipt of such compensation is subject to applicable state law and regulation and the NASD Conduct Rules.

The following list sets forth the companies receiving additional compensation from the Jackson affiliates for 2008 in connection with the sale of the Funds:

>>       Geneos Wealth Management
>>       Intersecurities, Inc.
>>       Mutual Service Corporation
>>       National Planning Corporation
>>       Investment Centers of America, Inc.
>>       Invest Financial Corporation
>>       SII Investments, Inc.
>>       National Planning Holdings, Inc.

In addition, Jackson affiliates may as consistent with applicable law pay amounts from their own resources to compensate or reimburse administrators, brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries (including 401(k) and other retirement plan administrators). These fees ($5 to $20 per account) are in addition to any fees that may be paid by the Funds for providing recordkeeping, subaccounting, transaction processing, administrative and shareholder services provided to the Funds and its shareholders. These fees are usually paid on a per-account basis, regardless of the amount held in your account.

The compensation described in this section and other compensation or benefits provided by Jackson affiliates may be more or less than the overall compensation on similar or other funds. The compensation paid is not structured to, but may influence your registered representative, broker-dealer, retirement plan administrator, or other intermediary to present or make available the Funds over other investment options available in the marketplace. The compensation structure, however, does not change the price that you pay for shares. Your registered-representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. You may inquire of your registered representative about these differing and divergent interests and how he/she is personally compensated and how his/her broker-dealer is compensated for selling shares of the Funds. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative. Please refer to the SAI for additional details on the Distribution Plans and the differing and divergent interests that they may present.

                       GENERAL SUMMARY OF TAX CONSEQUENCES

Each Fund will distribute substantially all of its net investment income and net realized capital gains to its shareholders every year. You will be taxed on Fund distributions whether they are paid in cash or reinvested in additional fund shares. These distributions are taxed as either ordinary income, "qualifying dividends," or capital gains. Federal taxes on capital gains distributions are determined by how long the Fund owned the investments that generated the gains, not how long a shareholder has owned the shares. Funds with high portfolio turnover may realize gains at an earlier time than Funds with a lower turnover and may not hold securities long enough to obtain the benefit of long-term capital gains tax rates.

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund's policy is to meet the requirements of Subchapter M necessary to qualify as a regulated investment company. Each Fund is treated as a separate corporation for Federal income tax purposes. Therefore, the assets, income and distributions of each Fund are considered separately for purposes of determining whether or not the each Fund qualifies as a regulated investment company.

The Jackson Perspective 10 x 10 Fund can generate income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the net long-term capital gains of either the Jackson Perspective 10 x 10 Fund or Underlying Funds will generally be taxed at long-term capital gain rates. Other distributions, including net short-term capital gains, will be taxed as ordinary income. The structure of the Jackson Perspective 10 x 10 Fund and the reallocation of investments among Underlying Funds could affect the amount, timing and character of distributions.

Distributions of earnings from non-qualifying dividends, interest income and net short-term capital gains will not generally qualify for the lower rates, thus will be subject to the taxpayer's ordinary income tax rate. Funds that invest in companies not paying significant dividends on their stock will not generally derive much qualifying dividend income that is eligible for the lower tax rate. The maximum tax rate for individual taxpayers is generally 15% on long-term capital gains and qualifying dividends. This rate does not apply to corporate taxpayers.

You may owe taxes on distributions paid from income or gains earned prior to your investment, which are included in the share price you pay. For example, if you buy shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution. If a Fund declares a distribution in October, November, or December but pays it in January, you may be taxed on the amount of the distribution as if you had received it in the previous year. Any gain resulting from selling or exchanging shares will generally be subject to Federal income tax. Any such gain or loss upon a sale, redemption, or exchange of shares will be a capital gain or loss if you held the shares as a capital asset at the time of the sale, redemption, or exchange. This gain or loss will generally be treated as long-term capital gain or loss if you held the shares for more than one year; otherwise such gain or loss will generally be treated as short-term capital gain or loss.

You must provide each Fund in which you invest with your correct taxpayer identification number and certify that you are not subject to backup withholding. If you do not, the Funds will be required to withhold a portion of your taxable distributions and redemption proceeds as backup withholding.

The Jackson Perspective 10 x 10 Fund cannot use losses in one Underlying Fund to offset capital gain distributions received from another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains taxable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the "wash sale" rules. As a result of these factors, the Jackson Perspective 10 x 10 Fund "fund-of-funds" structure could affect the amount, timing and character of distributions to shareholders. The Jackson Perspective 10 x 10 Fund will also not be able to pass through from the Underlying Fund any potential benefit from the foreign tax credit or income from certain Federal obligations (that may be exempt from state tax).

THIS DISCUSSION RELATES ONLY TO FEDERAL INCOME TAX. FUND DISTRIBUTIONS AND GAINS FROM SALE OF FUND SHARES GENERALLY ARE SUBJECT TO STATE AND LOCAL TAXES. YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF YOUR INVESTMENT IN A FUND.

                                 JACKSON FUNDSSM

                            PRIVACY POLICY STATEMENT

THE JACKSON FUNDS CONSIDERS THE PRIVACY OF ITS INVESTORS TO BE OF FUNDAMENTAL IMPORTANCE AND HAS ESTABLISHED A POLICY TO MAINTAIN THE PRIVACY OF THE INFORMATION YOU SHARE WITH US.

PERSONAL OR "CONFIDENTIAL INFORMATION" WE COLLECT

The Jackson Funds may collect and retain certain shareholder Confidential Information, including, but not limited to:

o Information received from shareholders and their financial advisers (such as shareholder name, address, tax identification number, social security number, driver's license number, financial or bank account number(s), and credit or debit account numbers);
o    An address received from a third party when a shareholder has moved;
o Information, such as account balance and transaction activity (including, to the extent necessary for a shareholder's account(s), investments with third parties), and
o Information (commonly referred to as "cookies") collected from the Web browser of a shareholder's PC.

CONFIDENTIAL INFORMATION THAT WE MAY DISCLOSE

The Jackson Funds may occasionally disclose shareholder Confidential Information to affiliates and non-affiliates as permitted by law. Instances where the Jackson Funds may share or use shareholder Confidential Information, include but are not limited to:

o Disclosing shareholder Confidential Information to a third party in order to process account transactions; o Sharing shareholder Confidential Information with affiliates and non-affiliates to make shareholders aware of new funds or other services offered by the Jackson Funds;
o Disclosing shareholder names and addresses to companies that mail Jackson Fund-related materials, such as shareholder reports (note that these companies may not use the information for any other purpose);
o Disclosing shareholder Confidential Information to research companies that help conduct shareholder surveys to assess and improve the financial services provided by the Jackson Funds; and
o Disclosing shareholder Confidential Information in connection with legal proceedings, such as responding to a subpoena.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

We restrict access to your nonpublic personal information to authorized employees. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

If you would like to learn more or have any questions, please visit our website at WWW.JACKSON.COM, or call us at 1-888-276-0061.

               THIS PRIVACY NOTICE IS NOT PART OF THE PROSPECTUS.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table provides selected per share data for each Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund assuming reinvestment of dividends and capital gains.

The information has been audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report.

The financial highlights for the other Funds have not been included since the Funds will commence investment operations on or about the effective date of this prospectus.

JACKSON FUNDSsm
FINANCIAL HIGHLIGHTS

                                                     INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS (C)
                                                  ----------------------------------                       DISTRIBUTIONS
                                                  ----------------------------------                       FROM NET
                                      NET ASSET   NET           NET REALIZED    TOTAL FROM  DISTRIBUTIONS  REALIZED       NET ASSET
                                      VALUE       INVESTMENT    & UNREALIZED    INVESTMENT  FROM NET       GAINS ON       VALUE, END
 PERIOD ENDED                         BEGINNING   INCOME (LOSS) GAINS (LOSSES)  OPERATIONS  INVESTMENT     INVESTMENT     OF PERIOD
                                      OF PERIOD                                             INCOME         TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE 5 FUND

Class A

      10/31/2008                    $ 11.47       $ 0.17        $ (5.24)        $ (5.07)    $ (0.08)       $ (0.06)        $ 6.26
12/28/2006 (A) - 10/31/2007           10.00         0.11           1.36            1.47           -              -          11.47

Class C

      10/31/2008                      11.42         0.10          (5.22)          (5.12)      (0.03)         (0.06)          6.21
12/28/2006 (A) - 10/31/2007           10.00         0.05           1.37            1.42           -              -          11.42

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE INDEX 5 FUND

Class A

      10/31/2008                      10.91         0.17          (3.62)          (3.45)      (0.16)         (0.07)          7.23
12/28/2006 (A) - 10/31/2007           10.00         0.14           0.77            0.91           -              -          10.91

Class C

      10/31/2008                      10.84         0.10          (3.62)          (3.52)      (0.03)         (0.07)          7.22
12/28/2006 (A) - 10/31/2007           10.00         0.08           0.76            0.84           -              -          10.84

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE 10 X 10 FUND (b)

Class A

      10/31/2008                      11.18         0.12          (4.39)          (4.27)      (0.17)             -           6.74
12/28/2006 (A) - 10/31/2007           10.00          -             1.18            1.18           -              -          11.18

Class C

      10/31/2008                      11.11         0.03          (4.32)          (4.29)      (0.16)             -           6.66
12/28/2006 (A) - 10/31/2007           10.00        (0.07)          1.18            1.11           -              -          11.11

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE OPTIMIZED 5 FUND

Class A

      10/31/2008                      12.49         0.18          (6.24)          (6.06)      (0.05)         (0.03)          6.35
12/28/2006 (A) - 10/31/2007           10.00         0.10           2.39            2.49           -              -          12.49

Class C

      10/31/2008                      12.41         0.11          (6.19)          (6.08)      (0.01)         (0.03)          6.29
12/28/2006 (A) - 10/31/2007           10.00         0.02           2.39            2.41           -              -          12.41

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE VIP FUND

Class A

12/27/2007 (a) - 10/31/2008           10.00         0.06          (4.04)          (3.98)          -              -           6.02

Class C

12/27/2007 (a) - 10/31/2008           10.00         0.01          (4.00)          (3.99)          -              -           6.01

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE S&P 4 FUND

Class A

12/27/2007 (a) - 10/31/2008           10.00         0.10          (3.31)          (3.21)          -              -           6.79

Class C

12/27/2007 (a) - 10/31/2008           10.00         0.04          (3.29)          (3.25)          -              -           6.75

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE MONEY MARKET FUND

Class A
      10/31/2008                      1.00          0.02             -            0.02       (0.02)             -            1.00
12/28/2006 (A) - 10/31/2007           1.00          0.04             -            0.04       (0.04)             -            1.00

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                             ASSUMING NO EXPENSE
                                                                                                               REIMBURSEMENT
                                                                                                           -------------------------
                                               SUPPLEMENTAL DATA                                           -------------------------
                                      ------------------------------------               RATIO OF NET                 RATIO OF NET
                                      ------------------------------------  RATIO OF     INVESTMENT      RATIO OF     INVESTMENT
                                                                            EXPENSES TO  INCOME (LOSS)   EXPENSES TO  INCOME (LOSS)
                                      TOTAL       NET ASSETS,   PORTFOLIO   AVERAGE NET  TO AVERAGE      AVERAGE NET  TO AVERAGE
 PERIOD ENDED                        RETURN (D)  END OF PERIOD  TURNOVER    ASSETS (C)   NET ASSETS (E)  ASSETS (E)   NET ASSETS (E)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE 5 FUND

Class A

      10/31/2008                     (44.68)%    $ 22,411,553     91%         1.20 %       1.84 %          1.60 %        1.44 %
12/28/2006 (A) - 10/31/2007           14.70        48,281,884      9          1.20         1.25            1.91          0.55

Class C

      10/31/2008                     (45.12)        9,564,585     91          1.95         1.10            2.35          0.70
12/28/2006 (A) - 10/31/2007           14.20        14,628,425      9          1.95         0.52            2.54         (0.07)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE INDEX 5 FUND

Class A

      10/31/2008                     (32.24)       39,626,855     31          1.20         1.78            1.27          1.71
12/28/2006 (A) - 10/31/2007            9.10        62,418,308     18          1.20         1.64            1.30          1.55

Class C

      10/31/2008                     (32.75)        2,360,204     31          1.95         1.08            2.02          1.01
12/28/2006 (A) - 10/31/2007            8.40         1,379,669     18          1.95         0.87            2.21          0.61

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE 10 X 10 FUND (b)

Class A

      10/31/2008                     (38.66)        5,370,472     44             -         1.28            0.81          0.48
12/28/2006 (A) - 10/31/2007           11.80         6,924,648      5             -            -            1.90         (1.90)

Class C

      10/31/2008                     (39.06)        2,367,701     44          0.75         0.29            1.56         (0.51)
12/28/2006 (A) - 10/31/2007           11.10         2,868,811      5          0.75        (0.75)           2.34         (2.34)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE OPTIMIZED 5 FUND

Class A

      10/31/2008                     (48.81)       14,516,736     80          1.20         1.82            1.83          1.19
12/28/2006 (A) - 10/31/2007           24.90        17,430,541      5          1.20         1.05            2.71         (0.45)

Class C

      10/31/2008                     (49.17)        8,439,477     80          1.95         1.15            2.58          0.52
12/28/2006 (A) - 10/31/2007           24.10         5,634,815      5          1.95         0.22            3.15         (0.98)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE VIP FUND

Class A

12/27/2007 (a) - 10/31/2008          (39.80)          594,085     80          1.20         0.88            3.01         (0.93)


Class C

12/27/2007 (a) - 10/31/2008          (39.90)          942,931     80          1.95         0.11            3.76         (1.70)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE S&P 4 FUND

Class A

12/27/2007 (a) - 10/31/2008          (32.10)        4,937,361     56          1.30         1.26            2.48          0.08

Class C

12/27/2007 (a) - 10/31/2008          (32.50)        2,266,435     56          2.05         0.51            3.23         (0.67)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JACKSON PERSPECTIVE MONEY MARKET FUND

Class A
      10/31/2008                       2.41        17,212,734     n/a         0.85         2.28            1.12          2.01
12/28/2006 (A) - 10/31/2007            3.73        12,419,405     n/a         0.85         4.45            1.66          3.65

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) The ratios of net investment income and expenses to average net assets do not include the impact of the underlying Funds' expenses.
(c) Calculated using the average shares method for the period ended October 31, 2008.
(d)  Total Return  assumes  reinvestment  of all  distributions  for the period.
     Total Return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
(e)  Annualized for periods less than one year.

                                   APPENDIX A

"Dow Jones(R)," "Dow Jones Industrial AverageSM," "DJIASM" "The DowSM" and "the Dow 10SM" are service marks of Dow Jones & Company, Inc. ("Dow Jones"). Dow Jones has no relationship to JNL Investors Series Trust and Mellon Capital Management Corporation, other than the licensing of the Dow Jones Industrial Average ("DJIA") and its service marks for use in connection with the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund.

DOW JONES DOES NOT:

o Sponsor, endorse, sell or promote the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund.

o Recommend that any person invest in the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund or any other securities.

o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund.

o Have any responsibility or liability for the administration, management or marketing of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund and Jackson Perspective 10 x 10 Fund.

o Consider the needs of the Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund or the owners of Jackson Perspective 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, and Jackson Perspective 10 x 10 Fund in determining, composing or calculating the DJIA or have any obligation to do so.

--------------------------------------------------------------------------------
DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE VIP FUND, AND JACKSON PERSPECTIVE 10 X 10 FUND. SPECIFICALLY,

o DOW JONES DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES DISCLAIMS ANY WARRANTY ABOUT:

     o THE RESULTS TO BE OBTAINED BY THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE VIP FUND, AND JACKSON PERSPECTIVE 10 X 10 FUND, THE OWNERS OF THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE VIP FUND, AND JACKSON PERSPECTIVE 10 X 10 FUND OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DJIA AND THE DATA INCLUDED IN THE DJIA;

     o    THE ACCURACY OR COMPLETENESS OF THE DJIA AND ITS DATA;

     o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DJIA AND ITS DATA;

     o DOW JONES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE DJIA OR ITS DATA;

     o UNDER NO CIRCUMSTANCES WILL DOW JONES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN JACKSON NATIONAL LIFE INSURANCE COMPANY(R) AND DOW JONES IS SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE VIP FUND, AND JACKSON PERSPECTIVE 10 X 10 FUND OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "S&P MidCap 400(R) Index," and "Standard & Poor's 500" are registered trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company(R). Certain of the Funds may seek to provide an investment return based on the returns of a Standard & Poor's index. Standard & Poor's and its affiliates do not sponsor, endorse, sell or promote such Funds, and Standard & Poor's and its affiliates make no representation regarding the advisability of investing in such Funds. Please see the SAI which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

The Product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ Stock Market, Inc. (including its affiliates) (NASDAQ, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (Licensee) is in the licensing of the NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ(R) trademarks or service marks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). NASDAQ has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"The  NASDAQ-100(R),"   "NASDAQ-100  Index(R),"  "NASDAQ  Stock  Market(R)"  and
"NASDAQ(R)" are trade or service marks of The NASDAQ, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by Jackson National Life Insurance Company. The Corporations have not passed on the legality or suitability of the Jackson Perspective Optimized 5 Fund or the Jackson Perspective VIP Fund. The Jackson Perspective Optimized 5 Fund and the Jackson Perspective VIP Fund are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND.

Russell lnvestment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell(R) is a trademark of Russell Investment Group.

"Value Line(R)," "The Value Line Investment Survey," and "Value Line TimelinessTM Ranking System" are trademarks of Value LinE Securities, Inc. or Value Line Publishing, Inc. that have been licensed to Jackson National Life Insurance Company. The Jackson Perspective Optimized 5 Fund and the Jackson Perspective VIP Fund are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Jackson Perspective Optimized 5 Fund or the Jackson Perspective VIP Fund. Jackson National Life Insurance Company is not affiliated with any Value Line Company.

                                   PROSPECTUS

                                DECEMBER 29, 2008

                           JNL INVESTORS SERIES TRUST

You can find more information about the Trust in:

     o The Trust's STATEMENT OF ADDITIONAL INFORMATION ("SAI") dated December 29, 2008, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

     o The Trust's ANNUAL AND SEMI-ANNUAL REPORTS to shareholders, which show the Fund's actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund's performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061, writing the Jackson Funds, c/o PNC Global Investment Servicing, P.O. Box 9691, Providence, RI 02940, or by visiting WWW.JACKSON.COM.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC's Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC's Internet site (HTTP://WWW.SEC.GOV), and copies may be obtained, after payment of a duplicating fee, by electronic request (PUBLICINFO@SEC.GOV) or by writing the SEC's Public Reference Section Washington, D.C., 20549-0102. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

                                                                       811-10041

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2008

                           JNL INVESTORS SERIES TRUST

This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Investors Series Trust Prospectus dated December 29, 2008 ("Prospectus"). The financial statements of the JNL Investors Series Trust are incorporated by reference (which means they legally are a part of this SAI) from the Trust's Annual Report to shareholders.

You can obtain a copy of the current prospectus, SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-888-276-0061 or writing the Jackson Funds, c/o PNC Global Investment Servicing, P.O. Box 9691, Providence, RI 02940.

For the JNL Money Market Fund, You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-392-2909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.


                    SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders of the Funds comprising JNL Investors Series Trust can communicate directly with the Board of Trustees by writing to the Chairman of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

                                TABLE OF CONTENTS

General Information and History                                         2
Common Types of Investments and Management Practices                    2
Additional Risk Considerations                                         22
Investment Restrictions Applicable to All Funds                        26
Trustees and Officers of the Trust                                     30
Principal Holders of the Trust's Shares                                38
Investment Adviser, Sub-Advisers and Other Service Providers           42
Disclosure of Portfolio Information                                    72
Purchases, Redemptions and Pricing of Shares                           75
Description of Shares; Voting Rights; Shareholder Inquiries            76
Tax Matters                                                            78
Financial Statements                                                   84
Appendix A - Ratings of Investments                                   A-1

                         GENERAL INFORMATION AND HISTORY

The JNL Investors Series Trust ("Trust") is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated July 28, 2000. The Trust currently offers A and C Class shares of separate series of funds (each a "Fund" and collectively, "Funds"), except the JNL Money Market Fund and Jackson Perspective Money Market Fund of the JNL Investors Series Trust. The Jackson Perspective Money Market Fund and JNL Money Market Fund each only offer a single class of shares. The Trust is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), whose shares are registered with the SEC under and the Securities Act of 1933, as amended ("1933 Act").

              COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities the Funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. The Funds may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with each Fund's investment objective(s) and policies described in the Prospectus and in this SAI.

ADJUSTABLE AND FLOATING RATE OBLIGATIONS. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. A Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The JNL Money Market Fund and the Jackson Perspective Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. See also the discussion of "Variable Rate Securities" below.

ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages. Most are structured as pass-through securities as described below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of a Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

BANK OBLIGATIONS. A Fund may invest in bank obligations, which include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

BORROWING AND LENDING. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that the Jackson Perspective Total Return Fund may borrow for such purposes up to 33 1/3% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.

A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund's forward commitment to repurchase the subject security.

CASH POSITION. The JNL Money Market Fund and the Jackson Perspective Money Market may invest a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in bank accounts, shares of affiliated money market funds, unaffiliated money market funds, high-quality, short-term debt instruments, cash and cash equivalents, and repurchase agreements. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, rebalances and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (E.G., interest rate risk and default risk), CDOs carry additional risks which may include, but are not limited to:
(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A Fund may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accord with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

COMMERCIAL PAPER. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and generally a maturity of up to 270 days.

COMMON AND PREFERRED STOCKS. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

CONVERTIBLE AND EXCHANGEABLE SECURITIES. A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer's capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security's value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

CORPORATE   REORGANIZATIONS.   For  the  Jackson  Perspective  5  Fund,  Jackson
Perspective   Optimized  5  Fund,  Jackson   Perspective  S&P  4  Fund,  Jackson
Perspective VIP Fund, Jackson Perspective European 30 Fund, and Jackson Perspective Pacific Rim 30 Fund, if a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages.

DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depository receipts in registered form are intended for use in the U.S. securities markets, while depository receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depository receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depository receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depository receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

Depository receipts involve many of the same risks as direct investments in foreign securities, described below.

DIVERSIFICATION. Each Fund (except the Jackson Perspective 10 x 10 Fund, the Jackson Perspective Optimized 5 Fund, the Jackson Perspective China-India Fund, the Jackson Perspective Asian Pacific Real Estate Fund, the Jackson Perspective Asia Pacific ex-Japan Bond Fund, the Jackson Perspective Emerging Asia ex-Japan Fund, the Jackson Perspective Japan Fund, the Jackson Perspective Asia ex-Japan Fund, Jackson Perspective Asia ex-Japan Infrastructure Fund, the Jackson Perspective VIP Fund, Jackson Perspective S&P 4 Fund, Jackson Perspective Global Basics Fund, the Jackson Perspective Global Leaders Fund, Jackson Perspective Pan European Fund, Jackson Perspective European 30 Fund, and Jackson Perspective Pacific Rim 30 Fund) is a "diversified company," as that term is defined in the 1940 Act. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stocks may react similarly to and move in unison with these and other market conditions. As a result of these factors, stocks in which the Funds invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

EQUITY SWAPS. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer. The counterparty generally will agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that are contractually obligated to be made. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund will not treat them as being subject to the Fund's borrowing restrictions.

EVENT-LINKED BONDS. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") are generally organized as open-end investment companies, unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices, commodity pools and indices, and foreign or international indices. Certain ETFs also may invest directly in physical commodities, such as gold or silver. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks or commodities throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a Fund decides to redeem its ETF shares rather than selling them on a secondary market, the Fund may receive the underlying securities, which it must sell in order to obtain cash.

Most ETFs are considered investment companies. Therefore, a Fund's purchase of ETF shares is subject to the limitations on and the risks of a Fund's investment in other investment companies, which are described below. In addition, ETFs are subject to the following risks that do not apply to open-end investment companies: (i) the market price at which an ETF's shares trade may represent a premium or discount to its NAV, as described above; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with other equity securities transactions, brokers charge a commission in connection with the purchase and sales of shares of ETFs. In addition, a Fund would bear its pro rata share of the ETF's expenses, which could result in imposition of certain fees, including management and administrative fees, at two different levels.

FIXED-INCOME SECURITIES. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed-income securities represent a loan on money by the purchaser to the issuer. A fixed-income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time or at a specified date, called "maturity." The security issuer typically must meet its obligations associated with its outstanding fixed-income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed-income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed-income securities, differing in the length of the issuer's repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed-income securities generally rises when interest rates fall, and falls when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

FLOATING AND ADJUSTABLE RATE OBLIGATIONS. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Funds may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The JNL Money Market Fund and the Jackson Perspective Money Market Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Because of the adjustable or floating rate features of such obligations a Fund that invests in such securities will participate in increases in interest rates by earning higher interest payments. The Fund also will participate in decreases in interest rates. See also the discussion of "Variable Rate Securities" herein.

FOREIGN CURRENCY TRANSACTIONS. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see
"Futures, Options and other Derivative Instruments" in the Additional Risk Considerations section herein), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign forwards to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

     LOCK IN. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     CROSS HEDGE. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund's portfolio holdings denominated in the currency sold.

     DIRECT HEDGE. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

     PROXY HEDGE. A Fund might choose to use a "proxy" hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

FOREIGN SECURITIES. A Fund may invest in foreign securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and dollar-denominated securities traded in the U.S. (such as ADRs). Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities. Such investments increase a Fund's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

     CURRENCY RISK. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     POLITICAL AND ECONOMIC RISK. The economies of many of the countries in which the Funds may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     REGULATORY RISK. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

     MARKET RISK. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the U.S.

     RISK OF DEVELOPING COUNTRIES. The Funds may each invest in securities of companies located in developing countries (sometimes referred to as emerging markets). Jackson Perspective Total Return Fund may invest up to 15% of its total assets in assets in securities and instruments that are economically tied to emerging market countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including, but not limited to: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country; or (5) the country in which the company's securities are registered. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general.

Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government
monopolies,   any  of  which  may  have  a  detrimental  effect  on  the  Fund's investments.

FUTURES AND OPTIONS. Futures contracts are often used to manage risk, because they enable a Fund to buy or sell an asset in the future at an agreed upon price. Options give a Fund the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. Government securities, foreign government securities or equity or fixed-income securities.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund's total return; and the potential loss from the use of futures and options can exceed the Fund's initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund's income.

The Funds' use of commodity futures and commodity options trading should not be viewed as providing a vehicle for interest holder participation in a commodity pool. Rather, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"), and an amendment and interpretation of those regulations by the CFTC, a Fund will generally employ such techniques for hedging purposes. However, the Funds have filed a notice of exclusion from the term "commodity pool operator" with the CFTC and National Futures Association ("NFA").

"Notional value" means, in the case of futures contracts, the size of the contract, in units, multiplied by the market price per unit and, in the case of commodity options, the size of the contract, in contract units, multiplied by the strike price per unit.

HIGH-YIELD/HIGH-RISK BONDS. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment
obligations,   to  meet  projected  business  goals  and  to  obtain  additional financing.

The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

The Funds may hold high-yield/high-risk bonds. A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

HYBRID INSTRUMENTS. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of "Futures, Options, and Other Derivative Instruments" above for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INFLATION-INDEXED BONDS. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

ILLIQUID SECURITIES. A Fund may hold illiquid investments. Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven (7) days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the 1933 Act) not determined to be liquid in accordance with guidelines established by the Fund's Board of Trustees; over-the-counter ("OTC") options and, in certain instances, their underlying collateral; and securities involved in cap, collar and floor transactions. See the description of the Funds' investment restrictions below for more information about the Funds' policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds' shares.

INVESTMENT COMPANIES. A Fund may invest in investment companies to the extent permitted under the 1940 Act. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in imposition of certain fees, including management and administrative fees, at two different levels.

A Fund may also invest cash balances in unaffiliated and affiliated money market funds. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in affiliated money market funds. It should be noted that for temporary defensive purposes, the Funds may invest without limitation in such securities, as set forth herein (see "Cash Position").

MORTGAGE-BACKED SECURITIES. A Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may raise or lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.). The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

MORTGAGE DOLLAR ROLLS AND U.S. TREASURY ROLLS. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to "roll over" its purchase commitments. A Fund may only enter into covered rolls. A "covered roll" is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. It will segregate and maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back "when issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the "when issued" U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

PARTICIPATION ON CREDITORS COMMITTEES. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make a Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund will participate on such committees only when a sub-adviser believes that such participation is necessary or desirable to enforce a Fund's rights as a creditor or to protect the value of securities held by a Fund. A Fund's participation along with participation by an affiliate such as Jackson, including the sharing of legal expenses or settlement proceeds, could require prior SEC approval.

PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed- and floating-rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). A Fund may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions. The Funds currently treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds' "Pricing Committee" as well as the Sub-Advisers. However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation of which either at least 75% of its income is passive or an average of at least 50% of its assets produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust's annual operating expenses, shareholders will also indirectly bear similar expenses of such investment companies.

PORTFOLIO TURNOVER. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund's shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, some of the Funds rebalance annually and therefore, the portfolio turnover rate during the rebalance could be 100%.

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. The REITs in which a Fund may invest include equity REITs, which own real estate properties and realize income from rents and gain or loss from the sale of real estate interests, and mortgage REITs, which make construction, development and long-term mortgage loans and realize income from interest payments on loans. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, heavy cash flow dependency, self-liquidation, failure to qualify as a "pass-through" entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified. REITs (especially mortgage REITs) are subject to interest rate risk.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as U.S. Treasury bills and notes.

RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The sub-advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the sub-advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the sub-advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the sub-advisers determines that a Rule 144A security is no longer liquid, the sub-advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

SECURITIES LENDING. Each Fund may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, a Fund will not lend securities if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (i) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (ii) each Fund must receive any dividends or interest paid by the issuer on such securities; (iii) each Fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (iv) each Fund must receive either interest from the investment of collateral or a fixed fee from the borrower. A Fund might experience a loss if the borrowing broker-dealer or financial institution breaches its agreement with the Fund or if the investments held in the collateral pool experience losses. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Fund may experience delays in, or be prevented from, recovering the collateral. During the period that the Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

SHORT SALES. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not "against the box," it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the 1940 Act, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price, resulting in a loss to the Fund, to make good on the borrowing.

SHORT-TERM CORPORATE DEBT SECURITIES. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (E.G., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

STANDARD & POOR'S DEPOSITORY RECEIPTS ("SPDRS"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of equity securities that is intended to track the price performance and dividend yield of the S&P 500 Index. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

STRIPPED MORTGAGE-BACKED SECURITIES. A Fund may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (IOs, or "interest-only" securities), while the other class will receive all of the principal (POs, or "principal-only" securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or AA or is derived from a full faith and credit obligation of an agency or instrumentality of the U.S. government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

SUPRANATIONAL  AGENCY  SECURITIES.  A Fund may  invest in  securities  issued or
guaranteed  by  certain  supranational   entities,  such  as  the  International
Development Bank.

SWAP AGREEMENTS. A Fund may enter into interest rate, total return, credit default, indices (including but not limited to credit default, commercial mortgage-backed securities and other similar indices), spread-lock, credit-linked notes (with embedded swaps) and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower costs to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In addition, the Fund may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate "caps," under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate "collars," under which a party sells a "cap" and purchases a "floor" or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. The Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the 1940 Act's restriction concerning issuance by a Fund of senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as established by the applicable sub-adviser. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (I.E., where the Fund is selling credit default protection), however, the Fund will generally, for purposes of its segregation responsibilities, value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. Securities of U.S. Government agencies and instrumentalities may, in certain circumstances, be treated as U.S. Government securities. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are issued or guaranteed as to principal and interest by U.S. government agencies or instrumentalities. These securities are distinguished from U.S. government obligations issued by the U.S. Treasury, described below. Government agency and instrumentality securities include securities issued by the Federal National Mortgage Association ("Fannie Mae"), Government National Mortgage Association ("Ginnie Mae"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Administration, Student Loan Marketing Association, and the Tennessee Valley Authority. Some of these securities, such as those issued by Ginnie Mae, are supported by the full faith and credit of the U.S. government; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.

On September 2008, the FHLMC and FNMA were placed under the conservatorship of the Federal Housing Finance Agency. Also in September 2008, the U.S. Department of the Treasury announced (i) a commitment of indefinite duration to maintain the positive net worth of FHLMC and FNMA in exchange for senior preferred stock and warrants for common stock of the entities, and (ii) took additional steps to provide liquidity to FHLMC and FNMA. It is unclear what effect the conservatorship and actions by the Treasury Department will have on FHLMC and FNMA. FHLMC and FNMA also recently have been the subject of increased scrutiny by Congress, and investigation by federal regulators over accounting and corporate governance matters. The results of any legislation or investigation could adversely affect FHLMC and/or FNMA and, as a result, the payment of principal or interest on mortgage-backed and mortgage-related securities.

VARIABLE RATE SECURITIES. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. A Fund has adopted a policy under which a Fund will not invest more than 5% of its assets in any combination of inverse floaters, interest only ("IO"), or principal only ("PO") securities.

WARRANTS. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS. A Fund may purchase securities on a when-issued or delayed delivery basis ("when-issueds") and may purchase securities on a forward commitment basis ("forwards"). Any or all of a Fund's investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement. During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

WRITING COVERED OPTIONS ON SECURITIES. A Fund may "write" (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the sub-adviser determines is appropriate in seeking to attain a Fund's investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S.
government securities with a value equal to or greater than the Fund's obligation under the option. A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

ZERO COUPON, STRIPPED AND PAY-IN-KIND BONDS. Unless otherwise stated herein, a Fund may invest up to 10% of its total assets in "zero coupon" bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase "pay-in-kind" bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

                         ADDITIONAL RISK CONSIDERATIONS

EMERGING  MARKETS.   The  risk   considerations   noted  herein  under  "Foreign
Securities" may be particularly relevant in the case of investments in developing countries (emerging markets). Investments in securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

FOREIGN SECURITIES. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve all of the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund's foreign investments may cause changes in a Fund's share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the
performance  of  a  Fund,   depending  on  the  extent  of  the  Fund's  foreign
investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund's assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing or selling securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund's performance if the sub-adviser's projection of future exchange rates is inaccurate. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund's return may be lower than if such strategies had not been employed at all.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, and forward contracts, exposes a Fund to additional investment risks and transaction costs. If the sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, and forward contracts include: (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (iv) the possible absence of a liquid secondary market for any particular instrument at any time.

HIGH-YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See "Foreign Securities.") The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

HYBRID INSTRUMENTS. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the U.S. Commodity Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures on U.S. exchanges, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

REAL ESTATE INDUSTRY. The real estate industry will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination. Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. A Fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates. The value of an investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the fund will bear a proportionate share of those expenses.

INVESTMENT STRATEGY RISKS. The common stocks selected for certain Funds generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the Funds, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with low share prices or highest dividend yields amounts to a "contrarian" strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective strategy-based Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Fund's objective will be achieved or that a Fund will achieve capital appreciation of its portfolio holdings in excess of Fund's expenses. Because of the contrarian nature of the investment strategies of the Funds, and the attributes of the common stock which caused inclusion in their portfolios, such Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategies for all of the Funds have underperformed their respective index or indices in certain years.

MONEY MARKET FUND INVESTMENTS

The Jackson Perspective Money Market Fund and JNL Money Market Fund (each a "Money Market Fund," and collectively, the "Money Market Funds") will comply with Rule 2a-7 ("Rule") under the 1940 Act, including the diversification, quality and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, which holds itself out as a "money market" fund and which seeks to maintain a stable net asset value per share by either the "amortized cost" or "penny rounding" methods of determining net asset value.

It is the policy of the Money Market Funds to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Money Market Funds are valued on the basis of their "amortized cost" in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by a Money Market Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Money Market Funds' net asset value per share as determined by the fair market value of the investments held will materially differ from the Money Market Funds' net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Money Market Funds will be able to maintain a stable net asset value per share of $1.00.

Pursuant to the Rule, the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, and may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security that: (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSRO") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSRO"). An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix to this Statement of Additional Information. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

Under the Rule, the Money Market Funds may not invest more than five percent of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities. A "first tier security" is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. government securities are also considered to be first tier securities. The Money Market Funds may not invest in a security that has received, or is deemed comparable in quality to a security that has received the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Money Market Funds would have invested more than (i) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities; or (ii) five percent (5%) of its total assets in second tier securities.

                 INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

FUNDAMENTAL POLICIES APPLICABLE TO ALL FUNDS. A Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a Fund if a matter affects just the Fund); or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

With respect to the submission of a change in an investment policy to the holders of outstanding voting interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting interests of such Fund vote for the approval of such matter, notwithstanding that: (i) such matter has not been approved by the holders of a majority of the outstanding voting interests of any other Funds affected by such matter, and (ii) such matter has not been approved by the vote of a majority of the outstanding voting Fund interests.

     (1) The Money Market Funds may not invest more than 25% of the value of its respective assets in any particular industry, except that the Money Market Funds may invest more than 25% in the domestic banking industry, including, where applicable, United States branches of foreign banks. In certain situations, instruments issued by foreign branches of domestic banks, where appropriately backed by a United States domestic bank parent, will be considered instruments of United States domestic banks. It should be noted that United States domestic bank investment instruments are not guaranteed by the Federal Deposit Insurance Company (FDIC), nor any other government agency. We cannot guarantee the value of any United States domestic bank investment instruments.

     (2) A Fund (except the Jackson Perspective Asian Pacific Real Estate Fund) may not invest directly in real estate or interests in real estate (excluding Real Estate Investment Trusts or any listed properties trust); however, a Fund may own debt or equity securities issued by companies engaged in those businesses. The Jackson Perspective Asian Pacific Real Estate Fund may invest directly in real estate or interests in real estate.

     (3)  A Fund may not purchase or sell commodities.

     (4) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of portfolio securities of such Fund.

     (5) No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (6) A Fund may not issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for Jackson
          Perspective Total Return Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's (not applicable to Jackson Perspective Total Return Fund) total assets by reason of a decline in net assets, a Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.

     (7) A Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% (except the Jackson Perspective Total Return Fund may borrow up to 33 1/3% of its total assets) of the value of a Fund's assets. In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

     (8) A Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

     (9)  No Fund (except for the Jackson  Perspective Asian Pacific Real Estate
          Fund) will invest more than 25% of the value of their respective assets in any particular industry (other than U.S. government securities). The term "industry" is broad and may reasonably be interpreted to be classified differently among the sub-advisers. For example, on its face, the telecommunications industry could be considered one (1) industry, however, the telecommunications industry is actually comprised of several services, such as, cellular, long-distance, paging and messaging, satellite or data, and the Internet. Each of the foregoing services may be considered a separate industry. Industries continue to expand over time, and certain issuers may be considered part of a specific industry at the time of investment, and due to changes in the marketplace or issuer business fundamentals, move to a different industry over the course of the investment time horizon.

          The  Jackson   Perspective   Asian   Pacific  Real  Estate  Fund  will
          concentrate its investments in the securities of real estate and real estate-related industries.

     (10) Each Fund (except the Jackson Perspective 10 x 10 Fund; the Jackson Perspective Optimized 5 Fund; the Jackson Perspective Asia Pacific ex-Japan Bond Fund; the Jackson Perspective Asia ex-Japan Fund; the Jackson Perspective China-India Fund; the Jackson Perspective Emerging Asia ex-Japan Fund; the Jackson Perspective Japan Fund; the Jackson Perspective Asian Pacific Real Estate Fund; the Jackson Perspective Asia ex-Japan Infrastructure Fund; the Jackson Perspective VIP Fund; the Jackson Perspective S&P 4 Fund, the Jackson Perspective European 30 Fund, and the Jackson Perspective Pacific Rim 30 Fund) is a "diversified" company as that term is defined under the 1940 Act.

OPERATING POLICIES. The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of each Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

FOR JACKSON PERSPECTIVE ASIA EX-JAPAN FUND:

     (a) The Fund may invest up to 20% of its assets in securities in Japanese and/or non-Asian securities.

     (b) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in equity and equity-related securities of companies, which are incorporated, are listed in, or have their area of primary activity, in Asia Pacific ex-Japan.

FOR JACKSON PERSPECTIVE CHINA-INDIA FUND:

     (a) The Fund may invest up to 20% of its assets in securities non-Chinese and/or non-Indian securities.

     (b) At least 80% of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in equity and equity-related instruments of corporations, which are incorporated in, or listed in, or operating principally from, or carrying on significant business in, or derive substantial revenue from, or whose subsidiaries, related or associated corporations derive substantial revenue from the People's Republic of China and India.

FOR JACKSON PERSPECTIVE 5 FUND, JACKSON PERSPECTIVE OPTIMIZED 5 FUND, JACKSON PERSPECTIVE 10 X 10 FUND, JACKSON PERSPECTIVE CORE EQUITY FUND, JACKSON PERSPECTIVE LARGE CAP VALUE FUND, JACKSON PERSPECTIVE MID CAP VALUE FUND, JACKSON PERSPECTIVE SMALL CAP VALUE FUND, JACKSON PERSPECTIVE S&P 4 FUND, AND JACKSON PERSPECTIVE VIP FUND:

     (a) The Funds may each invest up to 5% of its total assets in securities of companies located in developing countries.

FOR THE JACKSON PERSPECTIVE TOTAL RETURN FUND:

     (a) The Fund may invest up to 20% of its total assets in non-investment grade, fixed income securities rated at least B by Moody's or equivalently rated by S&P or Fitch or, if unrated, determined by the sub-adviser to be of comparable quality.

     (b) The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

     (c) The Fund may invest up to 15% of its total assets in securities of issuers based in emerging markets.

     (d)  The  Fund  may  not  invest  more  than 5% of its  net  assets  in any
          combination  of  inverse  floater,   interest-only  or  principal-only
          securities.

JACKSON PERSPECTIVE MONEY MARKET FUND AND JNL MONEY MARKET FUND:

     (a) A Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accord with Rule 2a-7 under the 1940 Act.

     (b) A Fund may invest more than 25% of its total assets in the domestic banking industry. There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

RULE 35D-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund's assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

These 80% or greater  requirements are  non-fundamental  operating policies that may be changed by the Board of Trustees without shareholder approval. Nevertheless, the Board of Trustees has adopted a policy requiring not less than sixty (60) days written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the JNL Investors Series Trust the names of which include terms that suggest a focus on a particular type of investment.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. Unless otherwise indicated, all limitations applicable to a Fund's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund's assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                       TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for each Fund and choose the Trust's officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below).

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

For purposes of this section, the term "Fund Complex" includes each of the following investment companies: JNL(R) Series Trust (76 portfolios), JNL Investors Series Trust (25 portfolios), JNL Variable Fund LLC (20 portfolios). Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex.

---------------------------------------------------- --------------------------------- ------------------------------------
                                                            POSITION(S) HELD
NAME, ADDRESS AND (AGE)                                         WITH TRUST                NUMBER OF PORTFOLIOS IN FUND
                                                         (LENGTH OF TIME SERVED)        COMPLEX TO BE OVERSEEN BY TRUSTEE
---------------------------------------------------- --------------------------------- ------------------------------------
---------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------- ------------------------------------

Mark D. Nerud (42) (1)                               Trustee 2                                         121
1 Corporate Way                                      (1/07 to present)
Lansing, MI  48951
                                                     President and Chief
                                                     Executive Officer
                                                     (12/06 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

President of the Adviser (1/07 to present); Chief Financial Officer of the Adviser (11/00 to 1/07) and Managing Board Member of the Adviser (11/00 to
11/03) (1/07 to present); President and CEO of other Investment Companies advised by the Adviser (12/06 to present); Vice President (8/97 to 12/06), Treasurer, Chief Financial Officer of other Investment Companies advised by the
Adviser (12/02 to 12/06);  Vice President - Fund Accounting & Administration  of
Jackson National Life Insurance Company (1/00 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  None

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------- ------------------------------------

Michael Bouchard (52)                                Trustee 2                                         121
1 Corporate Way                                      (12/03 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S) DURING PAST 5 YEARS: Sheriff,  Oakland County, Michigan
(1/99 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

---------------------------------------------------------------------------------------------------------------------------

William J. Crowley, Jr. (63)                         Trustee 2                                         121
1 Corporate Way                                      (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Managing Partner  (Baltimore Office) - Arthur Andersen LLP (2001 to 2002); Board
Member of various corporate boards (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Director of Foundation Coal Holdings, Inc.;
Director of Bio Veris Corporation (from 5/04 until 6/07 when the company was acquired); Director of Provident Bankshares Corporation

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------- ------------------------------------

Dominic D'Annunzio (70)                              Chairman of the Board 2                           121
1 Corporate Way                                      (2/04 to present)
Lansing, MI 48951
                                                     Trustee 2
                                                     (2/02 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) and (8/97 to 5/98)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

---------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ---------------------------------- ------------------------------------

Michelle Engler (50)                                 Trustee 2                                         121
1 Corporate Way                                      (12/03 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present);  First
Lady of the State of Michigan (1990 to 2002)

OTHER  DIRECTORSHIPS  HELD BY TRUSTEE:  Director of Federal  Home Loan  Mortgage
Corporation (2001 to 9/2008)

---------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ---------------------------------- ------------------------------------

James Henry, Ph.D. (70)                              Trustee 2                                         121
1 Corporate Way                                      (1/07 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S)  DURING PAST 5 YEARS:  Dean  Emeritus and  Professor of
Finance,  Eli Broad  College of Business and Graduate  School of  Management  at
Michigan State University (2001 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

---------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- ---------------------------------- ------------------------------------

Richard McLellan (66)                                Trustee 2                                         121
1 Corporate Way                                      (12/94 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S) DURING PAST 5 YEARS:  Member,  Dykema Gossett PLLC (Law
Firm)

OTHER  DIRECTORSHIPS  HELD BY TRUSTEE:  Member of the Board of  Directors of ITC
Holdings Corp. (11/2007 to present)

---------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- -------------------------------------

William R. Rybak (57)                                Trustee 2                                         121
1 Corporate Way                                      (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:

Chairman of the Board of Trustees of Lewis University; Member of the Board since
1982;  Member of the Board of Directors of Howe Barnes  Investments,  Inc. since
2001;  Member of the Boards of each of the  Calamos  Mutual  Funds  since  2002;
Member of the Board of Directors of The PrivateBancorp since 2003; Chairman of the Board of Trustees of St. Coletta's of Illinois; and Member of the Board since 2000

---------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- -------------------------------------

Patricia A. Woodworth (53)                           Trustee 2                                         121
1 Corporate Way                                      (1/07 to present)
Lansing, MI 48951

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul
Getty Trust  (12/2007 to  present);  Executive  Vice  President  for Finance and
Administration,  Chief  Financial  Officer,  Art  Institute of Chicago  (2002 to
11/2007); Executive Vice President and Chief Financial Officer, The University of Chicago (1998 to 2002)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: None

---------------------------------------------------------------------------------------------------------------------------

(1) Mr. Nerud is an "interested person" of the Trust due to his position with Jackson National Life Insurance Company(R), which is the parent company of Jackson National Asset Management, LLC.

(2) The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

--------------------------------------------------- --------------------------------- --------------------------------------
                                                            POSITION(S) HELD
NAME, ADDRESS AND (AGE)                                        WITH TRUST             NUMBER OF PORTFOLIOS IN FUND COMPLEX
                                                        (LENGTH OF TIME SERVED)             TO BE OVERSEEN BY TRUSTEE
--------------------------------------------------- --------------------------------- --------------------------------------
----------------------------------------------------------------------------------------------------------------------------

OFFICERS

----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------- -------------------------------------

Karen J. Buiter (43)                                 Assistant Treasurer                          Not Applicable
1 Corporate Way                                      (12/08 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S)  DURING PAST 5 YEARS:  Assistant  Vice President - Fund
Reporting  of the  Adviser  (4/08  to  present);  Assistant  Treasurer  of other
Investment    Companies   advised   by   the   Adviser   (12/08   to   present);
Treasurer/Trust's  Chief Financial Officer for Sarbanes-Oxley  Certifications of
Henderson  Global  Investors  North  America,  Inc.  (2/04 to  3/08);  Assistant
Controller of Code, Hennessy & Simmons LLC (2002 to 2004)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------- -------------------------------------

Daniel W. Koors (38)                                 Vice President, Treasurer                    Not Applicable
1 Corporate Way                                      and Chief Financial Officer
Lansing, MI 48951                                    (12/06 to present)

PRINCIPAL  OCCUPATION(S) DURING PAST 5 YEARS: Vice President and Chief Financial
Officer of the Adviser (1/07 to present);  Vice  President,  Treasurer and Chief
Financial Officer of other Investment Companies advised by the Adviser (12/06 to present);  Assistant  Treasurer  of other  Investment  Companies  advised by the
Adviser  (9/06 to 12/06);  Assistant  Vice  President - Fund  Administration  of
Jackson National Life Insurance Company (8/06 to present); Partner of Deloitte &
Touche LLP (2003 to June 2006); Senior Manager of Deloitte & Touche LLP (2000 to
2003)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------- -------------------------------------

Susan S. Rhee (37)                                   Vice President, Counsel and                  Not Applicable
1 Corporate Way                                      Secretary
Lansing, MI 48951                                    (2/04 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Legal Officer (7/04 to present) and Secretary (11/00 to present) of the Adviser; Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser
(2/04 to present);  Assistant Vice President of Jackson  National Life Insurance
Company (8/03 to present);  Associate  General Counsel of Jackson  National Life
Insurance Company (7/01 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE: Not Applicable

----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------- -------------------------------------

Steven J. Fredricks (38)                             Chief Compliance Officer                     Not Applicable
1 Corporate Way                                      (1/05 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S)  DURING PAST 5 YEARS:  Chief Compliance  Officer of the
Adviser and other Investment Companies advised by the Adviser (1/05 to present);
Attorney of Jackson National Life Insurance Company (2/02 to 1/05)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------- -------------------------------------

J. Kevin Kenely (54)                                 Vice President                               Not Applicable
1 Corporate Way (2/08 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S) DURING PAST 5 YEARS: Vice President of other Investment
Companies  advised by the  Adviser  (2/08 to  present);  Vice  President  of the
Adviser (7/08 to present);  Assistant  Vice  President - Fund  Accounting of the
Adviser  (2/08 to 7/08);  Director of Jackson  National Life  Insurance  Company
(12/07 to present);  Director and Chief Accounting Officer of CTC Holdings,  LLC
(2006 to 8/07);  Director of Spectrum  Global Fund  Administration  LLC (2005 to
2006); Investments Controller of Grantham, Mayo, Van Otterloo & Co. LLC (1999 to
2004)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

----------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------- -------------------------------------

Kelly L. Crosser (36)                                Assistant Secretary                          Not Applicable
1 Corporate Way                                      (9/07 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S)  DURING  PAST 5  YEARS:  Assistant  Secretary  of other
Investment Companies advised by the Adviser (9/07 to present); Senior Compliance
Analyst of Jackson  National Life  Insurance  Company (4/07 to present);  Mutual
Fund  Compliance  Analyst of Jackson  National Life  Insurance  Company (2/06 to
4/07):  Senior  Paralegal of Jackson  National Life  Insurance  Company (6/04 to
2/06); Paralegal of Jackson National Life Insurance Company (7/01 to 6/04)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- --------------------------------------

Michael Piszczek (51)                                Vice President                               Not Applicable
1 Corporate Way                                      (11/07 to present)
Lansing, MI 48951

PRINCIPAL  OCCUPATION(S) DURING PAST 5 YEARS: Vice President of other Investment
Companies advised by the Adviser (11/07 to present);  Assistant Vice President -
Tax of the  Adviser  (11/07  to  present);  Assistant  Vice  President  - Nuveen
Investments (4/99 to 8/07);  Assistant Vice President and Assistant  Secretary -
Nuveen Funds (4/99 to 8/07)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

----------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------------- --------------------------------------

Danielle A. Hernandez (28)                           Anti-Money Laundering                        Not Applicable
1 Corporate Way                                      Officer
Lansing, MI 48951                                    (12/07 to present)

                                                     Privacy Officer
                                                     (12/08 to present)

PRINCIPAL  OCCUPATION(S) DURING PAST 5 YEARS:  Compliance Analyst of the Adviser
(08/06 to present);  Administrative  Assistant of the Adviser  (12/05 to 08/06);
Executive Assistant at the U.S. House of Representatives, Washington, D.C. (2002
to 2005)

OTHER DIRECTORSHIPS HELD BY TRUSTEE:  Not Applicable

----------------------------------------------------------------------------------------------------------------------------

                       COMMITTEES OF THE BOARD OF TRUSTEES

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust's independent registered public accounting firm, and for the approval of the auditor's fee. The Audit Committee also reviews the Trust's internal controls regarding finance, accounting, legal compliance and the Trust's auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust's "Qualified Legal Compliance Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission. Messrs. Crowley, D'Annunzio, Henry, and Ms. Woodworth are members of the Audit Committee. Ms. Woodworth serves as Chair of the Audit Committee. The Audit Committee had three meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Koors, Kenely and Fredricks (non-voting) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

On December 12, 2006, the Board of Trustees established a Governance Committee effective January 1, 2007. Mssrs. Bouchard, D'Annunzio, McLellan, Rybak and Mrs. Engler are members of the Governance Committee. Mr. McLellan serves as Chair of the Governance Committee. Mr. D'Annunzio is an ex officio (non-voting) member of the Governance Committee. The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust's Governance Committee, c/o Chair of the Governance Committee, Mr. Richard McLellan, P.O. Box 30902, Lansing, Michigan 48909-8402. The Governance Committee had three meetings in the last fiscal year.

On November 27, 2007, the Board of Trustees established two Investment Committees, effective January 1, 2008, to review the performance of each Fund. Each Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting. Each disinterested Trustees sits on one of the two Committees. Mssrs. Crowley, D'Annunzio, Henry, and McLellan are members of Investment Committee A. Mr. Crowley serves as Chair of Investment Committee A. Mssrs. Bouchard and Rybak and Mesdames Engler and Woodworth are members of Investment Committee B. Mr. Rybak serves as Chair of Investment Committee B. The Trustees do not receive any additional compensation for their service on the Investment Committees.

CERTAIN POSITIONS OF DISINTERESTED TRUSTEES AND THEIR FAMILY MEMBERS

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, held any position (other than the disinterested Trustee's position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

OWNERSHIP OF TRUSTEES OF SHARES IN THE FUNDS OF THE TRUST

As of December 31, 2007, the Trustees beneficially owned the following interests in shares of the Funds:

----------------------------------- ------------------------------------------------------- ---------------------------------
                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT COMPANIES
                                                                                            OVERSEEN BY THE TRUSTEE IN THE
TRUSTEE                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND           FAMILY OF INVESTMENT COMPANIES
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Mark D. Nerud(1)                    None                                                    Over $100,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Michael Bouchard                    None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
William J. Crowley, Jr.(3)          $10,001 to $50,000                                      $10,001 to $50,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    Jackson Perspective Money Market Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Dominic D'Annunzio (3)              $50,001 to $100,000                                     $50,001 to $100,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    Jackson Perspective Money Market Fund
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Michelle Engler                     None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
James Henry                         None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Richard McLellan(2)                 None                                                    Over $100,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
William R. Rybak                    None                                                    None
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
Patricia A. Woodworth (3)           $10,001 to $50,000                                      $10,001 to $50,000
----------------------------------- ------------------------------------------------------- ---------------------------------
----------------------------------- ------------------------------------------------------- ---------------------------------
                                    Jackson Perspective Index 5 Fund
                                    Jackson Perspective Optimized 5 Fund
----------------------------------- ------------------------------------------------------- ---------------------------------

(1) The beneficial interests of Mr. Nerud in shares of the Funds are held by him through a qualified retirement plan maintained by Jackson for its officers and employees.

(2) Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.

(3) Pursuant to the Deferred Compensation Plan, Mssrs. Crowley and D'Annunzio and Ms. Woodworth deferred a portion of their compensation into shares of one or more series of JNL Investors Series Trust.

OWNERSHIP BY DISINTERESTED TRUSTEES OF INTERESTS IN CERTAIN AFFILIATES OF THE TRUST

As of December 5, 2008, none of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of the Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of the Fund.

SELECTION OF TRUSTEE NOMINEES

The Board is responsible for considering trustee nominees at such times as it considers electing new Trustees to the Board. The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates. The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms that the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating trustee nominees, the Board and Governance Committee consider, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Board and Governance Committee also consider whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board and Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Richard McLellan, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

     o The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

     o A statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940, as amended;

     o Any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o The name and address of the person submitting the recommendation, together with an affirmation of the person's investment, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds' investment adviser and distributor) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Board decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Trustee of a registered investment company.

TRUSTEE COMPENSATION

Effective January 1, 2008, the Trustee who is an "interested person" receives no compensation from the Trust. Each disinterested Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $80,000, as well as a fee of $7,000 for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an annual retainer of $110,000, as well as a fee of $7,000 for each in-person meeting of the Board of Trustees attended. The Chair of the Audit Committee receives an additional annual retainer of $15,000 for services in that capacity. The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting. The Chair of the Governance Committee receives an additional annual retainer of $15,000 for services in that capacity. The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting. If a Trustee participates in a Board meeting by telephone, the Trustee will receive half of the meeting fee.

Trustees will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars). However, if a Board or Committee meeting is held out of town, Trustees will not receive the "per diem" fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

The disinterested Trustees and the Trust's Chief Compliance Officer received the following compensation for their services during the fiscal year ended October 31, 2008:

-------------------------------- ----------------------- ------------------- --------------- -------------------
                                                             PENSION OR
                                                             RETIREMENT          ESTIMATED           TOTAL
         TRUSTEE                       AGGREGATE          BENEFITS ACCRUED        ANNUAL      COMPENSATION FROM
                                 COMPENSATION FROM THE    AS PART OF TRUST     BENEFITS UPON     THE TRUST AND
                                        TRUST(1)             EXPENSES           RETIREMENT       FUND COMPLEX
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Michael Bouchard                         $2,121                  $0                $0           $117,500 (4)
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
William J. Crowley, Jr.                  $2,121                  $0                $0           $117,500 (5)
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Dominic D'Annunzio (3)                   $2,663                  $0                $0           $147,500 (6)
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Michelle Engler                          $2,121                  $0                $0             $117,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
James Henry                              $2,121                  $0                $0             $117,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Richard McLellan                         $2,252                  $0                $0             $124,750
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
William R. Rybak                         $2,121                  $0                $0             $117,500
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Patricia Woodworth                       $2,324                  $0                $0           $128,750 (7)
-------------------------------- ----------------------- ------------------- --------------- -------------------
-------------------------------- ----------------------- ------------------- --------------- -------------------
Steven J. Fredricks (2)                  $4,206                  $0                $0             $232,993
-------------------------------- ----------------------- ------------------- --------------- -------------------

(1) The fees paid to the independent Trustees are paid for combined meetings of all Funds in the Fund Complex. The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Trustees is $988,500.
(2) Mr. Fredricks' compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.
(3) Mr. D'Annunzio is an ex officio (non-voting) member of the Governance Committee. Therefore, he does not receive any compensation as a member of the Governance Committee.
(4) Amount includes $4,950 deferred by Mr. Bouchard.
(5) Amount includes $68,400 deferred by Mr. Crowley.
(6) Amount includes $73,750 deferred by Mr. D'Annunzio.
(7) Amount includes $84,500 deferred by Ms. Woodworth.

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

                     PRINCIPAL HOLDERS OF THE TRUST'S SHARES

As of December 5, 2008, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of each class of each Fund.

As of December 5, 2008, the following persons beneficially owned more than 5% or more of the shares of any class of a Fund.

-------------------------------------------- ------------------------------ --------------------- -------------------
FUND                                         NAME AND ADDRESS               AMOUNT OF OWNERSHIP      PERCENTAGE OF
                                                                                                     SHARES OWNED
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE MONEY MARKET FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                10,510,533.630              66.96%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Paley Management Corporation          1,056,465.030               6.73%
                                             Retirement Plan & Trust
                                             221 E 83rd St.
                                             New York, NY 10028-2811
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE MONEY MARKET FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Joyce Ochs                               85,906.880               7.67%
                                             Subject to STA TOD Rules
                                             3543 Brook Ct.
                                             Saint Joseph, MI 49085-3809
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             PFPC Trust Co Cust R/O IRA               73,154.740               6.53%
                                             FBO Venus L Walters
                                             4521 Hammock Dr.
                                             Murfreesboro, TN 37128-2759
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE 5 FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson Perspective 10 x 10             569,880.375              16.54%
                                             Fund
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE INDEX 5 FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                 4,401,399.383              80.84%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson Perspective 10 x 10             569,880.375              10.47%
                                             Fund
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE 10 X 10 FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             H&R Block Financial Advisors             90,759.547              11.39%
                                             A/C 8968-9620
                                             The Dime Building
                                             719 Griswold Street, STE 1700
                                             Detroit, MI 48226
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE VIP FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Pershing LLC                              10,101.010              9.77%
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-9998
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             First Southwest Company                    5,549.390              5.37%
                                             FBO Jeffrey A Renaker TOD
                                             #69116512
                                             325 N. St. Paul Suite 800
                                             Dallas, TX 75201
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Pershing LLC                               5,506.608              5.33%
                                             P.O. Box 2052
                                             Jersey City, NJ 07303-9998
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE S&P 4 FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             NFS LLC FEBO                             109,529.025             15.65%
                                             Douglas M Pettinato
                                             1647 Sanderson Avenue
                                             Scranton, PA 18509
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE 10 X 10 FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             NFS LLC FEBO                              21,762.786              6.21%
                                             NFS/FMTC Rollover IRA
                                             FBO Lisa Fucillo
                                             123 Temi Road
                                             Raynham, MA 02767
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE VIP FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Raymond James & Assoc Inc.                11,086.475              7.23%
                                             FBO Beatrice J Cuthbertson
                                             Ttee
                                             U/A DTD Oct 11,2006
                                             Beatrice J Cuthbertson Rev
                                             Trust
                                             31 Cumbrian Dr.
                                             Bella Vista, AR 72714-4204315
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Raymond James & Assoc Inc.                10,788.913              7.04%
                                             CSDN FBO Ronald J Sestero IRA
                                             7515 W Florence LN #204
                                             Boise, ID 83704-4847997
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Raymond James & Assoc. Inc.                8,640.553              5.63%
                                             FBO Fabco BL LTD
                                             Frank Sandel Partner
                                             P.O. Box 923 Big Lake, TX
                                             76932-0923234
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JNL MONEY MARKET FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
JNL/JPMorgan U. S. Government & Quality      1 Corporate Way                       73,230,372.770             15.27%
Bond Fund                                    Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
JNL/Goldman Sachs Core Plus Bond Fund        1 Corporate Way                       34,690,319.270              7.23%
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
JNL/AIM Large Cap Growth Fund                1 Corporate Way                       26,610,019.470              5.55%
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
JNL/Franklin Templeton Income Fund           1 Corporate Way                       26,041,117.760              5.43%
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
JNL/Franklin Templeton Global Growth Fund    1 Corporate Way                       25,342,845.150              5.28%
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
JNL/Franklin Templeton  Mutual Shares Fund   1 Corporate Way                       24,942,415.780              5.20%
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE CORE EQUITY FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    400,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE LARGE CAP VALUE FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    400,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE MID CAP VALUE FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    400,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE SMALL CAP VALUE FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    400,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE ASIA EX-JAPAN FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    400,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE ASIA PACIFIC EX-JAPAN BOND FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                  1,876,377.953               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE ASIA EX-JAPAN INFRASTRUCTURE FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    400,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE ASIAN PACIFIC REAL ESTATE FUND -CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    400,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE CHINA-INDIA FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    400,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE EMERGING ASIA EX-JAPAN FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    400,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE JAPAN FUND - CLASS A
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    800,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE CORE EQUITY FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE LARGE CAP VALUE FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE MID CAP VALUE FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE SMALL CAP VALUE FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE ASIA EX-JAPAN FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE ASIA PACIFIC EX-JAPAN BOND FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE ASIA EX-JAPAN INFRASTRUCTURE FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE ASIAN PACIFIC REAL ESTATE FUND -CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE CHINA-INDIA FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE EMERGING ASIA EX-JAPAN FUND - CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    100,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------
--------------------------------------------------------------------------- --------------------- -------------------
JACKSON PERSPECTIVE JAPAN FUND- CLASS C
--------------------------------------------------------------------------- --------------------- -------------------
-------------------------------------------- ------------------------------ --------------------- -------------------
                                             Jackson National Life                    200,000.000               100%
                                             Insurance Company
                                             1 Corporate Way
                                             Lansing, MI 48951
-------------------------------------------- ------------------------------ --------------------- -------------------

          INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER

     Jackson National Asset Management, LLC ("JNAM" or "Adviser"), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time without penalty upon sixty (60) days notice by the Board, the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus.

The fee incurred by the Trust to the Adviser for the fiscal years ended October 31, 2006, October 31, 2007, and October 31, 2008 were $482,628, $1,242,678, and
$2,722,611, respectively. For the fiscal period ended October 31, 2007 and October 31, 2008, the Adviser waived/reimbursed expenses of certain Funds totaling $428,116 and $778,455, respectively. The Adviser may seek future restitution from a Fund for fees waived and reimbursed through October 31, 2007 and October 31, 2008; however, such restitution is limited to the extent that it would not cause the Fund to exceed current expense limitations. In addition, this future restitution is only permitted provided that the Funds are not obligated to pay any such waived or reimbursed fees more than three years after the end of the fiscal year in which the fee was waived or reimbursed. See the Trust's Annual Report to shareholders for additional information related to expense waivers/reimbursements and potential restitution.

INVESTMENT ADVISER/SUB-ADVISERS AND PORTFOLIO MANAGERS

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate the sub-adviser(s) to manage the investment and reinvestment of the assets of each Fund of the Trust. The Adviser monitors the compliance of the sub-adviser(s) with the investment objectives and related policies of the Fund and reviews the performance of such sub-adviser(s) and reports periodically on such performance to the Trustees of the Trust.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

     JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, makes the allocations to the Jackson Perspective 10 x 10 Fund. JNAM is a is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Assets of Jackson Perspective 10 x 10 Fund ("Fund") are invested in two mutual funds ("Underlying Funds") on a pre-determined allocation (approximately 50%) and rebalance every 13 months. JNAM manages the Fund according to those narrow asset allocation limits. In this context, the term "portfolio manager" refers to oversight of the asset allocation process, and portfolio managers perform primarily a technical, systems oversight role, insuring the proper pre-determined asset allocation in the Underlying Funds. Due to the reality that the Fund's portfolio managers do not perform any special tasks beyond their usual day-to-day functions as employees of the investment adviser and administrator to the Fund, do not perform extensive investment research and analysis on the Underlying Funds, and should not be considered portfolio managers beyond the most technical definition of the phrase "portfolio managers," there is no special compensation arrangement for the portfolio managers. The portfolio managers are paid their regular base salary, receive an incentive bonus opportunity, and receive a benefits package commensurate with all other JNAM employees.

Jackson's policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Base salary, annual bonus, and Jackson's long-term incentive program ("LTIP"). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. The Jackson LTIP program is based on the overall performance of the operations of Jackson and other U.S. based affiliates. To help in retaining its investment professionals, the Jackson LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of October 31, 2008:

Daniel W. Koors                                                        Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   5                        $978.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Lynn M. Mouser                                                         Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   5                        $978.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

As discussed herein, the Fund is invested in the Underlying Funds according to a pre-determined allocation (approximately 50%) in the Underlying Funds. Daily cash flows will require the allocation of Fund assets among the Underlying Funds. Consequently, the portfolio managers may have access to purchase and sale information related to the Underlying Funds, which may create a conflict of interest should the portfolio managers attempt to trade in shares of the Underlying Funds. Shares of the Fund and the Underlying Funds may only be acquired through the Jackson variable contracts. Pursuant to JNAM's and the Funds' Code of Ethics, purchases and sales of JNL variable contracts must be reported by all "Access Persons," including the portfolio managers, and consequently, all transactions in the Fund and Underlying Funds are monitored for compliance with the Code of Ethics. In addition, JNAM and the Funds have adopted certain compliance policies and procedures, which are reasonably designed to maintain compliance with federal and state regulatory requirements, and to prevent conflicts of interests. However, there is no guarantee that such policies and policies and procedures will detect every situation in which a conflict arises.

SECURITY  OWNERSHIP OF PORTFOLIO  MANAGER(S) OF THE JACKSON  PERSPECTIVE 10 X 10
FUND

--------------------------------- --------------------- --------------------
SECURITY OWNERSHIP OF                    Lynn M.              Daniel W.
PORTFOLIO MANAGERS                       Mouser                Koors
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
None                                       X                     X
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
$1-$10,000
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
$10,001-$50,000
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
$50,001-$100,000
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
$100,001-$500,000
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
$500,001-$1,000,000
--------------------------------- --------------------- --------------------
--------------------------------- --------------------- --------------------
Over $1,000,000
--------------------------------- --------------------- --------------------

M&G INVESTMENT MANAGEMENT LIMITED ("MAGIM")

     M&G Investment Management Limited ("MAGIM") located at Laurence Pountney Hill, London EC4R 0HH sub-advises the Jackson Perspective Global Basics Fund, the Jackson Perspective Global Leaders Fund, and the Jackson Perspective Pan European Fund. MAGIM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people's value as well as their outputs. MAGIM's remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain and motivate. MAGIM believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that MAGIM wants to make available for different levels of performance. The components are as follows:

     o Base pay is used to reward `inputs', reflecting the values of people's knowledge, skills, aptitudes and track records. It progresses in line with personal growth, general contribution and potential.

     o Bonus payment levels are closely aligned with `outputs', chiefly investment performance but also other results such as asset accumulation. Bonuses are discretionary, variable year on year and reflect largely personal and team performance.

     o Our long-term incentive plan, based on phantom equity in MAGIM, is designed to provide a meaningful stake in the future growth of the value of the company to those who have a significant role to play in its growth.

MAGIM believes that their corporate culture aids in the attraction and retention of key professionals through the empowerment and responsibility it offers, together with the opportunities it provides for professionals to work with similarly minded experts in different investment fields.

Evaluations are undertaken on an annual basis with some half-yearly reviews as necessary.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of October 31, 2008:

Jackson Perspective Global Basics Fund
Graham French                                                          Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   5                       $6,753.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Jackson Perspective Global Leaders Fund
Aled Smith                                                             Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   5                       $2,743.8
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Jackson Perspective Pan European Fund
Giles Worthington                                                      Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   3                        $491.4
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

At MAGIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-U.S. collective investment schemes, insurance companies, and segregated pension funds. MAGIM manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. MAGIM has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE GLOBAL BASICS FUND

---------------------------------------- -------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                              Graham French
---------------------------------------- -------------------------
---------------------------------------- -------------------------
None                                                X
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$1-$10,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$10,001-$50,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$50,001-$100,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$100,001-$500,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$500,001-$1,000,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
Over $1,000,000
---------------------------------------- -------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE GLOBAL LEADERS FUND

---------------------------------------- -------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                               Aled Smith
---------------------------------------- -------------------------
---------------------------------------- -------------------------
None                                                X
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$1-$10,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$10,001-$50,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$50,001-$100,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$100,001-$500,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$500,001-$1,000,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
Over $1,000,000
---------------------------------------- -------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE PAN EUROPEAN FUND

---------------------------------------- -------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                            Giles Worthington
---------------------------------------- -------------------------
---------------------------------------- -------------------------
None                                                X
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$1-$10,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$10,001-$50,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$50,001-$100,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$100,001-$500,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$500,001-$1,000,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
Over $1,000,000
---------------------------------------- -------------------------

MELLON CAPITAL MANAGEMENT CORPORATION

     Mellon Capital Management Corporation ("Mellon Capital"), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105, serves as sub-adviser to Jackson Perspective 5 Fund, Jackson Perspective Index 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective VIP Fund, Jackson Perspective European 30 Fund, and Jackson Perspective Pacific Rim 30 Fund. Mellon Capital also serves as co-sub-adviser to the Jackson Perspective S&P 4 Fund. Mellon Capital is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

As of December 29, 2008, the primary objectives of the Mellon Capital compensation plans are to:

     o    Motivate and reward continued growth and profitability

     o    Attract  and  retain  high-performing   individuals  critical  to  the
          on-going success of Mellon Capital

     o    Motivate and reward superior business/investment performance

     o    Create an ownership mentality for all plan participants

The investment professionals' cash compensation is comprised primarily of a market-based base salary and (variable) incentives (annual and long term). An investment professional's base salary is determined by the employees' experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The employees are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). These targets are derived based on a review of competitive market data for each position annually. Annual awards are determined by applying multiples to this target award. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) and qualitative behavioral factors. Other factors
considered   in   determining   the  award  are  the  asset  size  and   revenue
growth/retention of the products managed. Awards are paid in cash on an annual basis.

All key staff of Mellon Capital are also eligible to participate in the Mellon Capital Long Term Incentive Plan. These positions have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. In addition, the participants have demonstrated a long-term performance track record and have the potential for a continued leadership role. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in Mellon Capital's net income.

Mellon Capital's portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of October 31, 2008:

Jackson Perspective VIP Fund
Richard Brown, Karen Wong                                              NUMBER OF                    TOTAL
                                                                       ---------                    ------
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   70                       $20,023
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   32                       $36,930
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   75                       $25,421
                                                                 -----------------------    ------------------------

Jackson Perspective S&P 4 Fund
Richard Brown, Karen Wong                                              NUMBER OF                    TOTAL
                                                                       ---------                    ------
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   70                       $20,023
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   32                       $36,930
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   75                       $25,421
                                                                 -----------------------    ------------------------

Jackson Perspective 5 Fund
Richard Brown, Karen Wong                                              NUMBER OF                    TOTAL
                                                                       ---------                    ------
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   70                       $20,023
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   32                       $36,930
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   75                       $25,421
                                                                 -----------------------    ------------------------

Jackson Perspective Index 5 Fund
Richard Brown, Karen Wong                                              NUMBER OF                    TOTAL
                                                                       ---------                    ------
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   70                       $20,023
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   32                       $36,930
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   75                       $25,421
                                                                 -----------------------    ------------------------

Jackson Perspective Optimized 5 Fund
Richard Brown, Karen Wong                                              NUMBER OF                    TOTAL
                                                                       ---------                    ------
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   70                       $20,023
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   32                       $36,930
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   75                       $25,421
                                                                 -----------------------    ------------------------

Jackson Perspective European 30 Fund
Richard Brown, Karen Wong                                              NUMBER OF                    TOTAL
                                                                       ---------                    ------
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   70                       $20,023
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   32                       $36,930
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   75                       $25,421
                                                                 -----------------------    ------------------------

Jackson Perspective Pacific Rim 30 Fund
Richard Brown, Karen Wong                                              NUMBER OF                    TOTAL
                                                                       ---------                    ------
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   70                       $20,023
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   32                       $36,930
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   75                       $25,421
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

At Mellon Capital Management Corporation, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

SECURITY OWNERSHIP OF PORTFOLIO MANAGER(S) FOR THE JACKSON PERSPECTIVE VIP FUND, JACKSON PERSPECTIVE 5 FUND, THE JACKSON PERSPECTIVE INDEX 5 FUND, THE JACKSON PERSPECTIVE S&P 4 FUND, THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND, THE JACKSON PERSPECTIVE EUROPEAN 30 FUND, AND THE JACKSON PERSPECTIVE PACIFIC RIM 30 FUND

---------------------------------------- ---------------------- --------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                            Richard Brown          Karen Wong
---------------------------------------- ---------------------- --------------------
---------------------------------------- ---------------------- --------------------
None                                               X                     X
---------------------------------------- ---------------------- --------------------
---------------------------------------- ---------------------- --------------------
$1-$10,000
---------------------------------------- ---------------------- --------------------
---------------------------------------- ---------------------- --------------------
$10,001-$50,000
---------------------------------------- ---------------------- --------------------
---------------------------------------- ---------------------- --------------------
$50,001-$100,000
---------------------------------------- ---------------------- --------------------
---------------------------------------- ---------------------- --------------------
$100,001-$500,000
---------------------------------------- ---------------------- --------------------
---------------------------------------- ---------------------- --------------------
$500,001-$1,000,000
---------------------------------------- ---------------------- --------------------
---------------------------------------- ---------------------- --------------------
Over $1,000,000
---------------------------------------- ---------------------- --------------------

PPM AMERICA, INC.

     PPM America, Inc. ("PPM"), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as sub-adviser to the Jackson Perspective Core Equity Fund, Jackson Perspective Large Cap Value Fund, Jackson Perspective Mid Cap Value Fund, Jackson Perspective Small Cap Value Fund, and Jackson Perspective Total Return Fund.

PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

PPM considers compensation critical to the retention of high quality investment professionals. PPM's policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished throughout three primary compensation elements: Fixed base salary, subject to annual merit increases, annual bonus, and PPM's long-term incentive program ("LTIP"). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. A small portion is placed in a three-year deferral period that is forfeited if the portfolio manager leaves before the end of the deferral period. The PPM LTIP program is based on the overall performance of the operations of PPM and other U.S. based affiliates. To help in retaining its investment professionals, the PPM LTIP has a four-year cliff vesting. The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following tables reflect information as of October 31, 2008:

Jackson Perspective Core Equity Fund
PPM Equity Team: Richard Brody, Kevin McCloskey, Jeffrey               Number Of                     Total
Moran, Sam Yee, Alford Zick                                             ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   8                     $217,565,107
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $2,053,617,856
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   11                   $2,477,256,114
                                                                 -----------------------    ------------------------

Jackson Perspective Large Cap Value Fund
PPM Equity Team: Richard Brody, Kevin McCloskey, Jeffrey               Number Of                     Total
Moran, Sam Yee, Alford Zick                                             ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   8                     $217,565,107
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $2,053,617,856
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   11                   $2,477,256,114
                                                                 -----------------------    ------------------------

Jackson Perspective Mid Cap Value Fund
PPM Equity Team: Richard Brody, Kevin McCloskey, Jeffrey               Number Of                     Total
Moran, Sam Yee, Alford Zick                                             ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   8                     $217,565,107
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $2,053,617,856
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   11                   $2,477,256,114
                                                                 -----------------------    ------------------------

Jackson Perspective Small Cap Value Fund
PPM Equity Team: Richard Brody, Kevin McCloskey, Jeffrey               Number Of                     Total
Moran, Sam Yee, Alford Zick                                             ACCOUNTS                    ASSETS
                                                                        --------                    ------
registered investment companies: .......................                   8                     $217,565,107
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   9                    $2,053,617,856
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   11                   $2,477,256,114
                                                                 -----------------------    ------------------------

Jackson Perspective Total Return Fund
Michael T. Kennedy                                                     Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                     $200,000,000
                                                                 -----------------------    ------------------------

Jackson Perspective Total Return Fund
Matt Willey                                                            Number Of                     Total
                                                                        ACCOUNTS                    ASSETS
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts*:........................................                   4                    $12,642,692,350
                                                                 -----------------------    ------------------------

* Mr. Willey assists in the management of the indicated accounts.

CONFLICTS OF INTEREST

PPM is not aware of any material conflicts of interest that may arise in connection with its management of the Fund's investments and the investments of its other accounts.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the PPM Equity Team are managed using the same or substantially similar investment strategies that are used in connection with the management of the Funds. With respect to the Total Return Fund, while PPM currently manages two other accounts using similar investment strategies that are used in connection with the management of the Total Return Fund, Messrs. Kennedy and Willey do not currently manage these accounts.
Accordingly, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective PPM Funds. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, and allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to allocate securities that are expected to increase in value to preferred accounts, including those of clients affiliated with PPM. Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of client managed by PPM. Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates. PPM seeks to manage such potential conflicts by through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Also, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Fund and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PPM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE CORE EQUITY FUND, JACKSON PERSPECTIVE LARGE CAP VALUE FUND, JACKSON PERSPECTIVE MID CAP VALUE FUND, AND JACKSON PERSPECTIVE SMALL CAP VALUE FUND

----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
SECURITY OWNERSHIP OF                                         Kevin          Jeffrey
PORTFOLIO MANAGERS                     Richard Brody        McCloskey         Moran            Sam Yee           Alford Zick
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
None                                        X                  X                X                 X                   X
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
$1-$10,000
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
$10,001-$50,000
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
$50,001-$100,000
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
$100,001-$500,000
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
$500,001-$1,000,000
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------
Over $1,000,000
----------------------------------- ------------------- ---------------- ---------------- ------------------- ------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE TOTAL RETURN FUND

------------------------------------- ------------------------ -----------------
SECURITY OWNERSHIP OF PORTFOLIO             Michael T.                 Matt
MANAGERS                                      Kennedy                 Willey
------------------------------------- ------------------------ -----------------
------------------------------------- ------------------------ -----------------
None                                             X                       X
------------------------------------- ------------------------ -----------------
------------------------------------- ------------------------ -----------------
$1-$10,000
------------------------------------- ------------------------ -----------------
------------------------------------- ------------------------ -----------------
$10,001-$50,000
------------------------------------- ------------------------ -----------------
------------------------------------- ------------------------ -----------------
$50,001-$100,000
------------------------------------- ------------------------ -----------------
------------------------------------- ------------------------ -----------------
$100,001-$500,000
------------------------------------- ------------------------ -----------------
------------------------------------- ------------------------ -----------------
$500,001-$1,000,000
------------------------------------- ------------------------ -----------------
------------------------------------- ------------------------ -----------------
Over $1,000,000
------------------------------------- ------------------------ -----------------

PRUDENTIAL ASSET MANAGEMENT (SINGAPORE) LIMITED

     Prudential Asset Management (Singapore) Limited ("PAM Singapore"), located at 30 Cecil Street, #20 - 01 Prudential Tower, Singapore 049712 serves as sub-adviser to the Jackson Perspective Asia ex-Japan Fund, Jackson Perspective Asian Pacific Real Estate Fund, Jackson Perspective Emerging Asia ex-Japan Fund, Jackson Perspective Japan Fund, Jackson Perspective Asia Pacific ex-Japan Bond Fund, Jackson Perspective Asia ex-Japan Infrastructure Fund and the Jackson Perspective China-India Fund. PAM Singapore is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     PAM Singapore offers fixed base salaries, for its investment professionals. Bonuses are tied to individual performance, as well as, team-wide fund performance as measured against the Funds' benchmarks or peer groups, as applicable, to ensure that each individual's interests are aligned with those of both the clients and the investment team.

     The benchmarks and peer groups, as applicable, for the Funds are as follows:

-------------------------------------------------- ------------------------------------------------------------------
FUND                                               BENCHMARK(S)/PEER GROUP(S) AGAINST WHICH PORTFOLIO MANAGER'S
                                                   PERFORMANCE IS MEASURED
-------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------------
Jackson Perspective Asia ex-Japan                  Asia ex-Japan Equities Funds

-------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------------
Jackson Perspective Asia Pacific ex-Japan Bond     Not Applicable
Fund
-------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------------
Jackson Perspective Asia ex-Japan Infrastructure   MSCI AC Asia ex Japan Index
Fund
-------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------------
Jackson Perspective Asian Pacific Real Estate      MSCI AP REIT Index
Fund
-------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------------
Jackson Perspective China-India Fund               MSCI China Index and MSCI India Index
-------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------------
Jackson Perspective Emerging Asia ex-Japan Fund    1. MSCI Emerging Markets Asia Index

                                                   2. Customized Benchmark
                                                   consisting of MSCI China
                                                   Index, MSCI India Index, MSCI
                                                   Indonesia Index, MSCI
                                                   Thailand Index, MSCI Malaysia
                                                   Index, and MSCI Philippines
                                                   Index*
-------------------------------------------------- ------------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------------
Jackson Perspective Japan Fund                     Japanese Equities Funds
-------------------------------------------------- ------------------------------------------------------------------

     We also emphasize long-term performance. A percentage of an individual's fund performance key performance indicators ("KPIs") will be tied to a rolling 3-year performance. PAM also offers Long-Term Incentive Plan (LTIP) for key staff based on a 3-year earnings cycle.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of October 31, 2008:

Jackson Perspective Asia ex-Japan Fund
Kannan Venkataramani, CFA                                              Number Of                     Total
                                                                        ACCOUNTS                ASSETS ($MIL)
registered investment companies: .......................                   2                         $8.86
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                        $906.11
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                        $289.61
                                                                 -----------------------    ------------------------

Jackson Perspective China-India Fund
DR Rao, CFA                                                            Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   1                        $17.97
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                       $1,328.57
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Jackson Perspective Asian Pacific Real Estate Fund
Thue Isen                                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   3                        $807.93
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Jackson Perspective Emerging Asia ex-Japan Fund
Kannan Venkataramani, CFA                                              Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   2                         $9.18
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                        $906.11
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   2                        $289.68
                                                                 -----------------------    ------------------------

Jackson Perspective Japan Fund
Dean Cashman                                                           Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   4                        $68.32
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

Jackson Perspective Asia Pacific ex-Japan Bond Fund
Ooi Boon Peng, CFA*                                                    Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   7                        $434.91
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

* The above figures only disclosed other accounts managed by Boon Peng DIRECTLY. As the Chief Investment Officer for Fixed Income, he also oversees the accounts managed by the Fixed Income team. At month end October 2008, the total number of accounts and assets managed by the Fixed Income team amounted to 28and $6,935.71 ($Mil).

Low Guan Yi, CFA                                                       Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                        $655.12
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   1                        $78.20
                                                                 -----------------------    ------------------------

Jackson Perspective Asia ex-Japan Infrastructure Fund
Lee Sang Hoon, CFA                                                     Number Of                     Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
registered investment companies: .......................                   0                          $0
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other pooled investment vehicles:.......................                   5                        $234.22
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
other accounts:.........................................                   3                        $144.22
                                                                 -----------------------    ------------------------

CONFLICTS OF INTEREST

     PAM Singapore is of the view that it is not in a position of material conflict of interest in connection with its management of the Fund's investments and the investments of its other accounts. PAM Singapore manages potential conflicts between funds or with other types of accounts through a general policy of treating all clients fairly and seeks to achieve this by having policies and procedures on fair allocation of investments, customer order priority, internal review processes and oversight by independent officers.

     In addition, personal transactions in securities by a portfolio manager and others may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge of Fund's and other accounts' intra-day portfolio holdings; intra-day securities transactions; proposed securities transaction, as well as current or potential investment opportunities under consideration. While the Fund and PAM Singapore have adopted a variety of compliance policies and procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited and control activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

     As noted above, PAM Singapore and the Funds have adopted certain compliance policies and procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE ASIA EX-JAPAN FUND AND JACKSON PERSPECTIVE EMERGING ASIA EX-JAPAN FUND

----------------------------------- --------------------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                           Kannan Venkataramani, CFA
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
None                                                  X
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$1-$10,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$10,001-$50,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$50,001-$100,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$100,001-$500,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
$500,001-$1,000,000
----------------------------------- --------------------------------------
----------------------------------- --------------------------------------
Over $1,000,000
----------------------------------- --------------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE CHINA-INDIA FUND

----------------------------------- -------------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                            DR Rao, CFA
----------------------------------- -------------------------------
----------------------------------- -------------------------------
None                                              X
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$1-$10,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$10,001-$50,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$50,001-$100,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$100,001-$500,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$500,001-$1,000,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
Over $1,000,000
----------------------------------- -------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE ASIAN PACIFIC REAL ESTATE FUND

----------------------------------- --------------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                              Thue Isen
----------------------------------- --------------------------------
----------------------------------- --------------------------------
None                                               X
----------------------------------- --------------------------------
----------------------------------- --------------------------------
$1-$10,000
----------------------------------- --------------------------------
----------------------------------- --------------------------------
$10,001-$50,000
----------------------------------- --------------------------------
----------------------------------- --------------------------------
$50,001-$100,000
----------------------------------- --------------------------------
----------------------------------- --------------------------------
$100,001-$500,000
----------------------------------- --------------------------------
----------------------------------- --------------------------------
$500,001-$1,000,000
----------------------------------- --------------------------------
----------------------------------- --------------------------------
Over $1,000,000
----------------------------------- --------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE JAPAN FUND

----------------------------------- -------------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                            Dean Cashman
----------------------------------- -------------------------------
----------------------------------- -------------------------------
None                                              X
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$1-$10,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$10,001-$50,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$50,001-$100,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$100,001-$500,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
$500,001-$1,000,000
----------------------------------- -------------------------------
----------------------------------- -------------------------------
Over $1,000,000
----------------------------------- -------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE ASIA EX-JAPAN INFRASTRUCTURE FUND

----------------------------------- ---------------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                          Lee Sang Hoon, CFA
----------------------------------- ---------------------------------
----------------------------------- ---------------------------------
None                                               X
----------------------------------- ---------------------------------
----------------------------------- ---------------------------------
$1-$10,000
----------------------------------- ---------------------------------
----------------------------------- ---------------------------------
$10,001-$50,000
----------------------------------- ---------------------------------
----------------------------------- ---------------------------------
$50,001-$100,000
----------------------------------- ---------------------------------
----------------------------------- ---------------------------------
$100,001-$500,000
----------------------------------- ---------------------------------
----------------------------------- ---------------------------------
$500,001-$1,000,000
----------------------------------- ---------------------------------
----------------------------------- ---------------------------------
Over $1,000,000
----------------------------------- ---------------------------------

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE ASIA PACIFIC EX-JAPAN BOND FUND

----------------------------------- ------------------------------- ------------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                         Ooi Boon Peng, CFA              Low Guan Yi, CFA
----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------
None                                              X                               X
----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------
$1-$10,000
----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------
$10,001-$50,000
----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------
$50,001-$100,000
----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------
$100,001-$500,000
----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------
$500,001-$1,000,000
----------------------------------- ------------------------------- ------------------------------
----------------------------------- ------------------------------- ------------------------------
Over $1,000,000
----------------------------------- ------------------------------- ------------------------------

STANDARD & POOR'S INVESTMENT ADVISORY SERVICES LLC

     Standard & Poor's Investment Advisory Services LLC ("SPIAS"), located at 55 Water Street, New York, New York 10041, serves as co-sub-adviser with Mellon Capital for the Jackson Perspective S&P 4 Fund. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. ("McGraw-Hill"), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor's ("S&P"), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities. S&P's other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

SPIAS makes no warranties, express or implied, as to results to be obtained from use of information provided by SPIAS and used in this service, and SPIAS expressly disclaims all warranties of suitability with respect thereto. While SPIAS has obtained information believed to be reliable, SPIAS shall not be liable for any claims or losses of any nature in connection with information contained in this document, including but not limited to, lost profits or punitive or consequential damages, even if it is advised of the possibility of same.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Massimo Santicchia's compensation is a combination of salary and bonus. Bonuses are discretionary based on individual performance assessments and the financial performance of Standard & Poor's. An individual's overall performance evaluation and compensation recommendations reflect multiple factors including the performance of their advisory accounts, achievement of goals, and demonstration of competencies. Certain portfolio professionals may be awarded stock options and/or restricted performance shares of The McGraw-Hill Companies Inc.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

The following table reflects information as of October 31, 2008:

Jackson Perspective S&P 4 Fund
Massimo Santicchia                                                     Number Of               Approximate Total
                                                                        ACCOUNTS                 ASSETS ($MIL)
Registered investment companies: .......................                   19                   $3,720,558,090
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other pooled investment vehicles*:......................                   37                    $390,206,175
                                                                 -----------------------    ------------------------
                                                                 -----------------------    ------------------------
Other accounts:.........................................                   0                          $0
                                                                 -----------------------    ------------------------

* The portfolio manager is responsible for the management of one or more model portfolios published by Standard & Poor's and is also involved with the selection of securities for certain UIT portfolios at initial offering and as required thereafter.

CONFLICTS OF INTEREST

The portfolio managers manage multiple accounts and there are potential conflicts of interest. The portfolio managers are required to sign the SPIAS
Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that our advice to our clients must not be affected by conflicts of interest.

Standard & Poor's and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SECURITY OWNERSHIP OF PORTFOLIO MANAGERS FOR THE JACKSON PERSPECTIVE S&P 4 FUND

---------------------------------------- -------------------------
SECURITY OWNERSHIP OF
PORTFOLIO MANAGERS                           Massimo Santicchia
---------------------------------------- -------------------------
---------------------------------------- -------------------------
None                                                X
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$1-$10,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$10,001-$50,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$50,001-$100,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$100,001-$500,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
$500,001-$1,000,000
---------------------------------------- -------------------------
---------------------------------------- -------------------------
Over $1,000,000
---------------------------------------- -------------------------

WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP ("Wellington Management"), is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management serves as sub-adviser to the Jackson Perspective Money Market Fund and JNL Money Market Fund.
Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of October 31, 2008, Wellington Management had investment management authority with respect to approximately $427 billion in assets.

                                SUB-ADVISORY FEES

As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for the Fund. The fee for each Fund is stated as an annual percentage of the net assets of the Fund, and is calculated based on the average net assets of the Fund.

The following is the management fee the Adviser currently is obligated to pay the sub-adviser out of the advisory fees it receives from the Fund as described elsewhere in this SAI and the Prospectus:

  ------------------------------------------------------------ ------------------------------------------ -------------
                             FUND                                               ASSETS                        FEES
  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  JNL Money Market Fund                                        $0 to $750 million......................     0.05%(1)
                                                               $750 million to $1 billion..............     0.04%(1)
                                                               Over $1 billion.........................     0.025%(1)

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Money Market Fund                        $0 to $750 million......................     0.05%(1)
                                                               $750 million to $1 billion..............     0.04%(1)
                                                               Over $1 billion.........................     0.025%(1)

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective 5 Fund                                   $0 to $50 million.......................     0.09%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Index 5 Fund                             $0 to $50 million.......................     0.09%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Optimized 5 Fund                         $0 to $50 million.......................     0.09%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective S&P 4 Fund(2)                            All Assets..............................     0.15%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective S&P 4 Fund(3)                            $0 to $50 million.......................     0.09%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective VIP Fund                                 $0 to $50 million.......................     0.09%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Total Return Fund                        $0 to $150 million......................     0.20%
                                                               $150 to $300 million....................     0.175%
                                                               Over $300 million.......................     0.15%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Core Equity Fund                         $0 to $150 million......................     0.25%
                                                               $150 to $300 million....................     0.20%
                                                               Over $300 million.......................     0.17%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Large Cap Value Fund                     $0 to $150 million......................     0.25%
                                                               $150 to $300 million....................     0.20%
                                                               Over $300 million.......................     0.17%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Mid Cap Value Fund                       $0 to $150 million......................     0.25%
                                                               $150 to $300 million....................     0.20%
                                                               Over $300 million.......................     0.17%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Small Cap Value Fund                     $0 to $150 million......................     0.25%
                                                               $150 to $300 million....................     0.20%
                                                               Over $300 million.......................     0.17%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Asia Pacific ex-Japan Bond Fund          All Assets                                   0.30%
  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Asia ex-Japan Fund                       $0 to $500 million......................     0.45%
                                                               Over $500 million.......................     0.40%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective China-India Fund                         $0 to $500 million......................     0.45%
                                                               Over $500 million.......................     0.40%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Emerging Asia ex-Japan Fund              $0 to $500 million......................     0.45%
                                                               Over $500 million.......................     0.40%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Japan Fund                               $0 to $500 million......................     0.45%
                                                               Over $500 million.......................     0.40%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Asian Pacific Real Estate Fund           $0 to $500 million......................     0.45%
                                                               Over $500 million.......................     0.40%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Asia ex-Japan Infrastructure Fund        $0 to $500 million......................     0.45%
                                                               Over $500 million.......................     0.40%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Pacific Rim 30 Fund                      $0 to $50 million.......................     0.09%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective European 30 Fund                         $0 to $50 million.......................     0.09%
                                                               $50 to $100 million.....................     0.06%
                                                               $100 to $750 million....................     0.03%
                                                               Over $750 million.......................     0.015%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Pan European Fund                        $0 to $500 million......................     0.45%
                                                               Over $500 million.......................     0.40%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Global Leaders Fund                      $0 to $500 million......................     0.45%
                                                               Over $500 million.......................     0.40%

  ------------------------------------------------------------ ------------------------------------------ -------------
  ------------------------------------------------------------ ------------------------------------------ -------------
  Jackson Perspective Global Basics Fund                       $0 to $500 million......................     0.45%
                                                               Over $500 million.......................     0.40%

  ------------------------------------------------------------ ------------------------------------------ -------------

(1) The assets of the JNL/Select Money Market Fund of the JNL Series Trust and the assets of the Jackson Perspective Money Market Fund and JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

(2) These sub-advisory fees are paid to SPIAS. (3) These sub-advisory fees are paid to Mellon Capital.

The sub-advisory fees payable by the Adviser to the sub-advisers may be reduced as agreed to by the parties from time to time and approved by the Board of Trustees.

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and the sub-advisers, the sub-advisers invest and reinvest the Fund's assets consistent with each Fund's respective investment objectives and policies. The investment sub-advisory agreements continue in effect for the Funds from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Funds and by the shareholders of the affected Funds or the Board of Trustees. The sub-advisory agreements may be terminated at any time upon 60 days notice by either party and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Funds. Additional Funds may be subject to a different agreement. Sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage each respective Fund to comply with the provisions of Section 851 of the Internal Revenue Code, applicable to the Fund.

LICENSE AGREEMENTS. Jackson has entered into a License Agreement with Dow Jones & Company under the terms of which the Funds and Jackson are permitted to use and refer to certain copyright, trademark and proprietary rights and trade secrets of Dow Jones & Company.

Jackson has entered into a License Agreement with Standard & Poor's(R). The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. or its affiliates. S&P and its affiliates makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index or any other S&P index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, which are determined, composed and calculated by S&P without regard to the Licensee or the Funds. S&P has no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, OR THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MIDCAP 400 INDEX OR ANY OTHER S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Jackson has entered into a License Agreement with Value Line(R). Value Line Publishing, Inc.'s ("VLPI") only relationship to Jackson is VLPI's licensing to Jackson of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to Jackson, this Product or any investor. VLPI has no obligation to take the needs of Jackson or any investor in the Product into consideration in composing the System. The Product results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Product or the timing of the issuance for sale of the Product or in the calculation of the equations by which the Product is to be converted into cash.

VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PRODUCT; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS PRODUCT, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PRODUCT.

Jackson has entered into a License Agreement with The Nasdaq Stock Market, Inc. The Product(s) is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the CORPORATIONS). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Jackson National Life Insurance Company (LICENSEE) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"THE  NASDAQ-100(R),"   "NASDAQ-100  INDEX(R),"  "NASDAQ  STOCK  MARKET(R)"  AND
"NASDAQ(R)" ARE TRADE OR SERVICE MARKS OF THE NASDAQ, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR USE BY JACKSON. THE CORPORATIONS HAVE NOT PASSED ON THE LEGALITY OR SUITABILITY OF THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE VIP FUND. THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE VIP FUND ARE NOT ISSUED, ENDORSED, SPONSORED, MANAGED, SOLD OR PROMOTED BY THE CORPORATIONS. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND AND JACKSON PERSPECTIVE VIP FUND.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell is a trademark of Russell Investment Group.

Jackson has entered into a license agreement with Russell Investment Group ("Russell"). Jackson Perspective Index 5 Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed Jackson Perspective Index 5 Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

ADMINISTRATIVE FEE. Each Fund, except the Jackson Perspective 10 x 10 Fund and the JNL Money Market Fund pays to JNAM ("Administrator") an Administrative Fee of 0.10% of the average daily net assets of the Fund. The Administrator provides all necessary administrative functions and services for the operation of the Trust and the separate Funds. In addition, the Administrator provides fund accounting and administration services for each Fund. Each Fund (except the JNL Money Market Fund) is responsible for interest expenses, audit expenses, transfer agent costs, custody (except overdraft and interest expense), printing and mailing, trading expenses including brokerage commissions, interest and taxes, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees, registration/regulatory expenses, and other operating expenses.

CUSTODIAN. The custodian has custody of all securities and cash of the Trust and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

The Bank of New York Mellon (successor by operation of law to Mellon Trust of New England, N.A.), One Wall Street, New York, NY 10286, acts as custodian for the Funds (except the Jackson Perspective 10 x 10 Fund). The custodian is an affiliate of Mellon Capital Management Corporation.

The Trust acts as custodian for the Jackson Perspective 10 x 10 Fund.

TRANSFER AGENT. JNAM is the transfer agent and dividend-paying agent for the following Funds of the Trust: JNL Money Market Fund, Jackson Perspective China-India Fund, Jackson Perspective Asian Pacific Real Estate Fund, Jackson Perspective Emerging Asia ex-Japan Fund, Jackson Perspective Japan Fund, Jackson Perspective Asia ex-Japan Fund, Jackson Perspective Asia Pacific ex-Japan Bond Fund, Jackson Perspective Asia ex-Japan Infrastructure Fund, Jackson Perspective Total Return Fund, Jackson Perspective Small Cap Value Fund, Jackson Perspective Mid Cap Value Fund, Jackson Perspective Large Cap Value Fund, Jackson Perspective Core Equity Fund, Jackson Perspective Pacific Rim 30 Fund, Jackson Perspective European 30 Fund, Jackson Perspective Pan European Fund, Jackson Perspective Global Leaders Fund, and Jackson Perspective Global Basics Fund.

PNC Global Investment Servicing, 760 Moore Road, King of Prussia, Pennsylvania 19406, is the transfer agent pursuant to a Transfer Agency Agreement for the following Funds of the Trust: Jackson Perspective 5 Fund, Jackson Perspective Index 5 Fund, Jackson Perspective Optimized 5 Fund, Jackson Perspective Money Market Fund, Jackson Perspective S&P 4 Fund, and Jackson Perspective VIP Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have appointed KPMG LLP as the Trust's independent registered public accounting firm. KPMG LLP, 303
E. Wacker Drive, Chicago, Illinois 60601, will audit and report on the Trust's annual financial statements and will perform other professional accounting, auditing and advisory services when engaged to do so by the Trust.

FUND TRANSACTIONS AND BROKERAGE. Pursuant to the Sub-Advisory Agreements, the sub-advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when a sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each Fund consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any), the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. The sub-adviser's selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to consider the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, or statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser's overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. A sub-adviser may use research services provided by broker-dealers through which the sub-adviser effects Fund transactions in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers' services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

     During the fiscal year ended October 31, 2008, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds' Sub-Advisers:

--------------------------------------------------------- ----------------------------------- ------------------------------
                                                                GROSS DOLLAR VALUE OF         DOLLAR AMOUNT OF COMMISSIONS
                                                             PURCHASES/SALES DIRECTED TO          DIRECTED TO RESEARCH
                         FUND                                     RESEARCH PROVIDERS                    PROVIDERS
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
Jackson Perspective Core Equity Fund (1)                                  $1,490,931                         $1,931
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
Jackson Perspective Large Cap Value Fund (1)                               2,799,814                          3,631
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
Jackson Perspective Mid Cap Value Fund (1)                                    83,783                          1,230
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
Jackson Perspective Small Cap Value Fund (1)                                 348,651                            655
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
Jackson Perspective Asia ex-Japan Fund                                       146,260                            172
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
Jackson Perspective Emerging Asia ex-Japan Fund                                9,692                          10.00
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
Jackson Perspective Japan Fund                                               412,984                            413
--------------------------------------------------------- ----------------------------------- ------------------------------
--------------------------------------------------------- ----------------------------------- ------------------------------
Jackson Perspective Asian Pacific Real Estate Fund                            62,372                             63
--------------------------------------------------------- ----------------------------------- ------------------------------

(1) PPM AMERICA, INC. GENERALLY SEEKS TO OBTAIN BEST EXECUTION FOR CLIENT TRANSACTIONS WITH BROKERS OR DEALERS (COLLECTIVELY, "BROKER DEALERS"), THAT IS, TO OBTAIN NOT NECESSARILY THE LOWEST COMMISSION COST OR BEST PRICE, BUT THE BEST OVERALL QUALITATIVE EXECUTION UNDER THE CIRCUMSTANCES. FACTORS THAT INFLUENCE THE MANNER IN WHICH THE ADVISER SELECTS BROKER DEALERS FOR TRADE EXECUTION INCLUDE A VARIETY OF FACTORS RELATING TO TRADE EXECUTION AND MAY INCLUDE THE AVAILABILITY OF RESEARCH PROVIDED BY THE BROKER DEALER. INFORMATION PROVIDED REPRESENTS COMMISSIONS PAID TO SUCH BROKER DEALERS. DURING THE PERIOD ABOVE, PPM AMERICA, INC. HAS NOT ENTERED INTO "SOFT DOLLAR" ARRANGEMENTS FOR THE PURCHASE OF RESEARCH FROM BROKER DEALERS WITH WHOM IT CONDUCTS CLIENT TRANSACTIONS.

Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds, acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and sub-advisers, may not take into account the broker-dealers' promotion or sale of Fund shares. The Trust, JNAM, the sub-advisers and Jackson National Life Distributors LLC, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

     During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:



                                                              FISCAL YEAR          FISCAL YEAR        FISCAL YEAR
FUND                                                             ENDED                ENDED              ENDED
                                                              OCTOBER 31,          OCTOBER 31,        OCTOBER 31,
                                                                  2008                2007                2006
Jackson Perspective 5 Fund (1)                                    $40,193            $28,577                 N/A
Jackson Perspective Index 5 Fund (1)                                4,912             20,629                 N/A
Jackson Perspective 10 x 10 Fund (1)                                    0                  0                 N/A
Jackson Perspective Optimized 5 Fund (1)                           28,757              8,689                 N/A
Jackson Perspective VIP Fund (2)                                    4,548                N/A                 N/A
Jackson Perspective S&P 4 Fund (2)                                  9,817                N/A                 N/A
Jackson Perspective Money Market Fund (1)                               0                  0                 N/A
JNL Money Market Fund (3)                                               0                  0                 N/A
Jackson Perspective Core Equity Fund (2)                            6,150                N/A                 N/A
Jackson Perspective Large Cap Value Fund (2)                        9,101                N/A                 N/A
Jackson Perspective Mid Cap Value Fund (2)                         11,282                N/A                 N/A
Jackson Perspective Small Cap Value Fund (2)                       13,089                N/A                 N/A
Jackson Perspective Asia Pacific ex-Japan Bond Fund (2)                 0                N/A                 N/A
Jackson Perspective Asia ex-Japan Fund (2)                         10,525                N/A                 N/A
Jackson Perspective Asia ex-Japan Infrastructure Fund (2)           7,577                N/A                 N/A
Jackson Perspective China-India Fund (2)                            9,345                N/A                 N/A
Jackson Perspective Emerging Asia ex-Japan Fund (2)                10,017                N/A                 N/A
Jackson Perspective Japan Fund (2)                                 12,754                N/A                 N/A
Jackson Perspective Asian Pacific Real Estate Fund (2)              7,654                N/A                 N/A

(1) This Fund began operations on December 26, 2006.
(2) This Fund began operations on December 27, 2007.
(3) This Fund began operations on November 1, 2005.

     During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:

------------------------------------------------ -------------------- -------------------- --------------------
                                                    PERIOD ENDED         PERIOD ENDED         PERIOD ENDED
             NAME OF BROKER/DEALER                OCTOBER 31, 2008     OCTOBER 31, 2007     OCTOBER 31, 2006
             ---------------------                     -----                -----                -----
------------------------------------------------ -------------------- -------------------- --------------------
------------------------------------------------ -------------------- -------------------- --------------------
BNY Capital Markets, Inc.                                $38                   $0                  N/A
------------------------------------------------ -------------------- -------------------- --------------------
------------------------------------------------ -------------------- -------------------- --------------------
BNY Mellon Bank                                           21                    0                  N/A
------------------------------------------------ -------------------- -------------------- --------------------
------------------------------------------------ -------------------- -------------------- --------------------
Pershing LLC                                             416                    0                  N/A
------------------------------------------------ -------------------- -------------------- --------------------
------------------------------------------------ -------------------- -------------------- --------------------
Standard & Poor's Securities, Inc.                        17                    0                  N/A
------------------------------------------------ -------------------- -------------------- --------------------

     Each of the broker-dealers listed above is affiliated with the Trust through a sub-adviser.

     The percentage of the Fund's aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended October 31, 2008 is as follows:

 ------------------------------------------------- --------------------------------------------
 BROKER/DEALER                                      PERCENTAGE OF AGGREGATE COMMISSIONS
 ------------------------------------------------- --------------------------------------------
 ------------------------------------------------- --------------------------------------------
 BNY Capital Markets, Inc.                          0.02%
 -------------------------------------------------- -------------------------------------------
 -------------------------------------------------- -------------------------------------------
 BNY Mellon Bank                                    0.01%
 -------------------------------------------------- -------------------------------------------
 -------------------------------------------------- -------------------------------------------
 Pershing LLC                                       0.22%
 -------------------------------------------------- -------------------------------------------
 -------------------------------------------------- -------------------------------------------
 Standard & Poor's Securities, Inc.                 0.01%
 -------------------------------------------------- -------------------------------------------

     As of October 31, 2008, the following Funds owned securities of one of the Trust's regular broker-dealers, or a publicly traded parent company of such broker-dealer:

----------------------------------------------- --------------------------------------- -------------------------
                                                                                        VALUE OF SECURITIES OWNED
FUND                                             BROKER-DEALER                                (IN THOUSANDS)
----------------------------------------------- --------------------------------------- -------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective 5 Fund                       Citigroup Inc.                                  $818,277
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective 5 Fund                       JPMorgan Chase & Co.                             880,481
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Bank of America Corp.                            108,886
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Barclays Plc                                      19,900
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 BNP Paribas                                       47,220
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Citigroup Inc.                                    64,455
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Credit Suisse Group AG                            33,879
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Deutsche Bank AG                                  15,428
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Goldman Sachs Group Inc.                          32,283
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 HSBC Holdings Plc                                121,166
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 JPMorgan Chase & Co.                             136,826
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 KeyCorp                                            5,332
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Merrill Lynch & Co. Inc.                          25,654
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Morgan Stanley                                    15,688
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Royal Bank of Scotland Group Plc                  14,116
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 UBS AG                                            42,232
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Index 5 Fund                 Wachovia Corp.                                    11,660
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Optimized 5 Fund             Citigroup Inc.                                   173,328
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Core Equity Fund             Bank of America Corp.                             64,051
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Core Equity Fund             Citigroup Inc.                                    42,315
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Core Equity Fund             Goldman Sachs Group Inc.                          37,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Core Equity Fund             JPMorgan Chase & Co.                              78,375
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Core Equity Fund             Merrill Lynch & Co. Inc.                          27,885
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Core Equity Fund             Morgan Stanley                                    40,181
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Large Cap Value Fund         Bank of America Corp.                             66,468
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Large Cap Value Fund         Citigroup Inc.                                    66,203
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Large Cap Value Fund         Goldman Sachs Group Inc.                          64,750
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Large Cap Value Fund         JPMorgan Chase & Co.                              70,125
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Large Cap Value Fund         Merrill Lynch & Co. Inc.                          46,475
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Large Cap Value Fund         Morgan Stanley                                    61,145
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Asia ex-Japan Fund           Samsung Electronics Co. Ltd.                      89,353
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective Asian Pacific Real Estate    Macquerie   MEAG   Prime   Real   Estate          36,063
Fund                                             Investment Trust
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective VIP Fund                     Barclays Plc                                       6,083
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Jackson Perspective VIP Fund                     Royal Bank of Scotland Group Plc                   2,786
-----------------------------------------------------------------------------------------------------------------

THE DISTRIBUTOR. Jackson National Life Distributors LLC ("Distributor" or "JNLD"), 7601 Technology Way, Denver, Colorado 80237, is the distributor of the shares of the Fund, which are offered for sale on a continuous basis. JNLD is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Trustees on June 13, 2008, and will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the Trustees and (ii) by a majority of the Trustees who are not a party to the Agreement or interested persons of any such party.

Besides Jackson National Life Distributors LLC, we are affiliated with the following broker-dealers:


     o    National Planning Corporation,
     o    SII Investments, Inc.,
     o    Invest Financial Corporation,
     o    Investment Centers of America, Inc., and
     o    Curian Clearing LLC

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the sub-adviser's participation. The fee is 0.10% depending on these factors. National Planning Holdings, Inc. participates in the sales of shares of retail mutual funds advised by certain sub-advisers and other unaffiliated entities and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Other Contracts") issued by Jackson and its subsidiary, Jackson National Life Insurance Company of New York. Unaffiliated broker-dealers are also compensated at the standard rates of compensation. The compensation consists of commissions, trail commissions and other compensation or promotional incentives as described above and in the prospectus or statement of additional information for the Other Contracts.

All of the compensation described here, and other compensation or benefits provided by Jackson or our affiliates, may be greater or less than the total compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this Contract over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about any variations and how he or she and his or her broker-dealer are compensated for selling the Contract.

DISTRIBUTION PLAN. Rule 12b-1 under the 1940 Act prohibits an investment company, or any separate series or class of shares, from engaging "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," unless the company has adopted a written plan authorizing those expenditures in compliance with Rule 12b-1.

On June 13, 2008, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved the Distribution Plan pursuant to the Rule 12b-1 with respect to the Class A interests of each Fund (with the exception of the JNL Money Market Fund). The Board of Trustees of the Trust, including a majority of the Independent Trustees, also approved a Distribution Plan for Class C interests of each Fund. Also at that meeting, the Board, including a majority of the Independent Trustees, approved a related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of the Trust. JNLD currently serves as distributor for other investment companies advised by JNAM and for Variable Contracts issued by Jackson and Jackson National Life Insurance Company of New York.

Under the Distribution Plan for the Class A Shares, each Fund will accrue daily and pay quarterly a distribution fee at a maximum annual rate of 0.25% (with the exception of the Jackson Perspective 10 x 10 Fund and JNL Money Market Fund, which has no distribution fee for Class A shares) of the average daily net assets attributable to the Class A shares of the Fund. To the extent consistent with the Distribution Plan and applicable law, the distribution fees reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services. The types of services and expenses that may be reimbursed or compensated pursuant to the Distribution Plan include, but are not limited to, the following:

     o Development, preparation, printing and mailing of Class A Funds' prospectuses, SAIs or supplements, sales literature and other promotional materials describing and/or relating to the Fund and reports or communications which the Trust has prepared for distribution;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Class A shares;

     o Other distribution-related expenses, including pro-rated portion of Distributor's overhead expenses attributable to the distribution of Class A Shares, as well as for additional distribution fees paid to securities dealers or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Trust, Distributor or its affiliates, or for certain promotional distribution charges paid to broker-dealer firms or others, or for participation in certain distribution channels;

     o    Training sales personnel regarding sales of Class A shares; and

     o Financing other activities that the Board of Trustees determines are primarily intended to result in the servicing or sale of Class A shares.

Under the Distribution Plan for the Class C Shares, each Fund will accrue daily and pay quarterly a distribution fee at a maximum annual rate of 1.00% of the average daily net assets attributable to the Class C interests of the Fund (except the Jackson Perspective 10 x 10 Fund, which has a 0.75% distribution fee). The Funds' distributor may advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, the Distributor may retain the service fee paid by a Fund with respect to such shares for the first year of purchase. The Distributor and its
affiliates   are  entitled  to  return  all  service  fees  payable   under  the
Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by the Distributor or its affiliates for shareholder accounts.

To the extent consistent with the Distribution Plan and applicable law, the distribution fees may be used to reimburse JNLD or compensate broker-dealers, administrators, or others for providing distribution, shareholder services and related administrative services. The types of services and expenses that may be reimbursed or compensated pursuant to the Distribution Plan include, but are not limited to, the following:

     o    Development,  preparation,  printing  and  mailing  of  Class C Funds'
          prospectuses,   SAIs  or  supplements,   sales  literature  and  other
          promotional materials describing and/or relating to the Fund;

     o Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Class C shares;

     o Other distribution-related expenses, including pro-rated portion of Distributor's overhead expenses attributable to the distribution of Class C shares, as well as for additional distribution fees paid to securities dealers or their firms or others (including retirement plan recordkeepers) who have executed agreements with the Trust, Distributor or its affiliates, or for certain promotional distribution charges paid to broker-dealer firms or others, or for participation in certain distribution channels;

     o    Training sales personnel regarding sales of Class C shares; and

     o Financing other activities that the Board of Trustees determines are primarily intended to result in the servicing or sale of Class C shares.

INITIAL SALES CHARGE AND CONTINGENT DEFERRED SALES CHARGE. As described in the prospectus, Class A shares of each Fund (except the JNL Money Market Fund and Jackson Perspective Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. A contingent deferred sales charge ("CDSC") is imposed upon certain redemptions of the Class A Shares.

CLASS A

EQUITY FUNDS                  SALES CHARGE               DEALER CONCESSION

Up to $50,000                      5.75%                          5.00%
$50,000 to $99,999                 4.50%                          3.75%
$100,000 to $249,999               3.50%                          2.75%
$250,000 to $499,999               2.50%                          2.00%
$500,000 to $749,999               2.00%                          1.60%
$750,000 to $999,999               1.50%                          1.20%
$1,000,000 or more                 0.00%                          1.00%*

     For sales above $1,000,000 qualifying dealers will receive the following commissions:

AGGREGATE NET INVESTMENT                            CLASS A

$1,000,000 to $3,999,999                             1.00%*
$4,000,000 to $9,999,999                             0.50%*
$10,000,000 or more                                  0.25%*

     * You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase.

FIXED INCOME FUNDS          SALES CHARGE               DEALER CONCESSION

Up to $100,000                   3.75%                          3.00%
$100,000 to $249,999             3.50%                          2.75%
$250,000 to $499,999             2.50%                          2.00%
$500,000 to $749,999             2.00%                          1.60%
$750,000 to $999,999             1.50%                          1.20%
$1,000,000 or more               0.00%                          1.00%*

     For sales above $1,000,000 qualifying dealers will receive the following commissions:

AGGREGATE NET INVESTMENT                            CLASS A

$1,000,000 to $3,999,999                             1.00%*
$4,000,000 to $9,999,999                             0.50%*
$10,000,000 or more                                  0.25%*

     * You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase.

                                 CLASS C SHARES

Class C shares are offered at NAV without a front-end sales charge. Annual distribution fees are 1.00%. Sales charges do not apply to reinvested dividends or capital gain distributions. You will also be charged a 1% CDSC on shares that you redeem within 1 year of purchase. After 10 years, the Class C shares convert to Class A shares.

Requests to buy Class C shares that exceed $500,000 will either be accepted and processed as requests to buy Class A shares, or declined.

Each Fund receives the net assets from the sale of shares. The Distributor retains the sales charge on sales of Class A shares from which it allows concessions from the applicable public offering price to dealers, which concessions are uniform for all dealers in the U.S. and its territories. The normal concession allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, the Distributor may reallow to dealers up to the full applicable sales charge, as shown in the above table, or may establish other sales programs during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels.

In certain cases described in the Prospectus, the CDSC is waived on redemptions of Class A or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Funds' sales-related expenses are lower for certain of such classes for which the CDSC is not waived, (ii) waiver of the CDSC with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, or
(iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.

CODE OF ETHICS. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the sub-advisers and JNLD have adopted Codes of Ethics ("Codes") under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust's and the Adviser's Codes comply, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

PROXY VOTING FOR SECURITIES HELD BY THE FUNDS. The Board of Trustees has adopted the proxy voting policy and procedure ("Trust Policy") of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the sub-advisers, except SPIAS, which does not have a proxy voting policy, nor does SPIAS vote proxies. The Trust has adopted each of the sub-adviser's proxy voting policies and procedures ("Policies"). The Policies (or summaries) are attached to this SAI. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Funds' shareholders, the Adviser, or the Sub-Advisers, the Sub-Advisers will generally vote the proxies related to the companies giving rise to such conflict, and report to the Board of Trustees on such conflicts.

The Policies are designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the sub-advisers will monitor situations that may result in a conflict of interest in accordance with their policies and procedures. A description of the Policies used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available without charge, upon request by calling (1) 1-888-276-0061, (2) on Jackson National Life Insurance Company's website at WWW.JACKSON.COM, (3) on Jackson National Life Insurance Company of New York's website at WWW.JACKSON.COM, and
(4) on the SEC's website at WWW.SEC.GOV.

                       DISCLOSURE OF PORTFOLIO INFORMATION

POLICIES AND PROCEDURES

I.   INTRODUCTION

JNAM is the investment adviser to the Funds and certain non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers' respective "Sub-Advisory Agreements" with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the sub-advisers and the Funds. In providing this oversight function, JNAM regularly reports to the Funds' Board related to sub-adviser management, trading, and compliance functions. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services. The Funds underlie certain variable products sponsored by Jackson and Jackson NY, and are primarily sold to the separate accounts of those variable products. The Funds are also sold to participants in certain "Qualified Retirement Plans."

Certain of the Funds underlie variable products sponsored by Jackson and Jackson NY, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain "Qualified Retirement Plans." Certain of the Funds are sold to the public as retail mutual funds.

II.  STATEMENT OF POLICY

JNAM, the Distributor, and the Funds' Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. In adopting these policies and procedures, the Funds' Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (contractholders). The procedures are designed to control the disclosure of Fund portfolio information. These policies and procedures are intended to balance the interests of the Funds' shareholders and their access to portfolio information, with the interests of JNAM and the Distributor in the administration and management of the Funds. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds' portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds' portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

     A. POLICY REQUIREMENTS. In order to implement this policy, the procedures generally provide that:

     (i) Information about the Funds' portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

     (ii) Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds' President;

     (iii) Portfolio holdings information for certain of the Funds(1) (including, but not limited to, the "Fund of Funds," "ETF Funds," "Target Funds," and "Index Funds") that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds' website one (1) day prior to the use of any printed materials; and

     (iv) Information about the Funds' portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

     The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

     B. PUBLIC DISCLOSURES. Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III. DISCLOSURES

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

     A. PORTFOLIO OVERVIEWS.

     (i) ACTIVELY MANAGED FUNDS. The Funds and the Distributor may disclose the Funds' ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten
     (10) largest portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM one (1) day prior to the use of any printed materials.

     (ii) INDEX FUNDS, ETF FUNDS, FUND OF FUNDS, AND TARGET FUNDS. For the Index Funds, the ETF Funds, the Fund of Funds, and the Target Funds (generally, those Funds sub-advised by Standard & Poor's Investment Advisory Services LLC and/or Mellon Capital Management Corp.), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, thirty (30) days after any of the following:

          (A)  The relevant reporting periods;

          (B)  The "Stock Selection Date"; or

          (C)  The effective date of new money allocations and/or rebalances.

     Provided that such disclosures are not provided to any broker-dealers on a preferential basis. The Funds will disclose such portfolio holdings on the Funds' website at WWW.JNL.COM or WWW.JNLNY.COM one (1) day prior to the use of any printed materials.

     B. SERVICE PROVIDERS. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

     (i) On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

     (ii) At such time as those service providers may request; and/or

     (iii) As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

     The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.

     C. OTHER DISCLOSURES. The Funds periodically provide information concerning their portfolio holdings to the Adviser's consultants, service providers, custodian, pricing vendors, and the Funds' Board in connection with transactions/services provided to, or on behalf of, the Funds. In addition to the Adviser, these service providers may include any sub-adviser, distributor, auditor, and/or legal counsel to the funds, the trustees or the service providers. Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes. Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM's Insider Trading Policies and procedures. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Funds' President, in writing, and upon his/her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information.

     D. REGULATORY DISCLOSURES. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

     E. MONITORING PORTFOLIO HOLDINGS DISCLOSURE AND TRADING. JNAM and the Funds will monitor the personal securities transactions of their Access Persons, pursuant to their Code of Ethics. The sub-advisers and distributor have each, individually, adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

IV. REPORTING, RECORDKEEPING, AND EXCEPTIONS

Any exceptions to these policies and procedures authorized by the Funds' President shall be reported to the Funds' Board. The Funds' Board shall also receive annual reports concerning the operation of these policies and procedures. The Funds' Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

                  PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Shares of the JNL Money Market Fund and Jackson Perspective Money Market Fund may be purchased at their respective net asset values which is expected to be constant at $1.00 per share, although this price is not guaranteed.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

As stated in the Prospectus, the net asset value ("NAV") of each Fund's shares is determined once each day on which the New York Stock Exchange ("NYSE") is open (a "Business Day") at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of the Fund's shares is not determined on the days the NYSE is closed, which days generally are New Year's Day, Martin Luther King Jr. holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on any days so determined by the Funds' Board.

The Fund will not calculate a NAV on the days the NYSE is closed, as well as Federal holidays.

The per share NAV of the Funds is determined by dividing the total value of the securities and other assets, less liabilities of each Fund's share class, by the total number of shares outstanding per share class. In determining per share NAV, securities listed on the national securities exchanges, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. The Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within sixty (60) days are valued on the amortized cost basis.

The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Funds' Board, the "fair value" of securities for which a current market price is not available.

Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund's NAV is not calculated.

A Fund calculates its per share NAV, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund's NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the
Trust's procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Trustees, to determine the "fair value" of such securities for purposes of calculating a Fund's net asset value. This will occur if the Administrator determines that a "significant event" has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund's net asset value calculation. If market quotations as to any security held by a Fund are not readily available, or if JNAM determines such quotations are not reflective of market value, the "fair value" or such security shall be determined in good faith pursuant to these procedures. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust's pricing procedures to be a "significant event." Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator adjusts the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the "fair value" of such securities for purposes of determining a Fund's net asset value.

The securities of the JNL Money Market Fund and the Jackson Perspective Money Market Fund are valued at amortized cost, which approximates market value, in accord with Rule 2a-7 under the 1940 Act. The net income of a Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. For the Jackson Perspective Money Market Fund, dividends will be accrued on the second day of investment. Shares purchased become entitled to dividends declared as of the first day of investment. For the Jackson Perspective Money Market, unless instructed otherwise, dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income. For the JNL Money Market Fund dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the Fund (from the time of the immediately preceding determination thereof) shall consist of: (i) all interest income accrued on the portfolio assets of the Fund, (ii) less all actual and accrued expenses, and (iii) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

The Trust may suspend the right of redemption for the Funds only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (iii) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

The Trust may make exceptions to the shareholder purchase and redemption requirements when conditions require and such exception is in the best interests of the Trust and its shareholders.

           DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

DESCRIPTION OF SHARES. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of the Fund would participate equally in the earnings, dividends, and assets of the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

VOTING RIGHTS. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders' meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only the Fund even though: (i) the matter has not been approved by a majority vote of the shares of any other Fund; or (ii) the matter has not been approved by a majority vote of the shares of the Trust.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

          o    Designate a Fund of the Trust;

          o    Change the name of the Trust; or

          o Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

                                   TAX MATTERS

TAXES. The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. This information is general in nature only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The information is based upon current provisions of the Internal Revenue Code of 1986, as amended ("Code"), existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The information applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The information here and in the prospectus is not intended as a substitute for careful tax planning.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. If a Fund qualifies as a regulated investment company and distributes its income as required by tax law, the Fund will not pay federal income taxes. To qualify as a regulated investment company, a Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from taxable obligations as well as tax exempt obligations and net short-term capital gains, if any), must meet the 90% qualifying income requirements (which specify under the Code that 90% of gross income for a Fund must be derived from acceptable security types and transactions) and must meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

DIVIDENDS. Distributions paid from net investment income and net realized capital gains for each of the Funds (except the Jackson Perspective Money Market Fund and the JNL Money Market Fund) are declared and distributed to shareholders at least annually. Capital gains are distributed only to the extent they exceed available capital loss carryforwards. At October 31, 2008, the following Funds had unused capital loss carryovers for U.S. Federal income tax purposes, which may be used to offset future realized net capital gains. It is the intent of the Board to not distribute any realized capital gains until the capital loss carryovers have been offset or have expired.

                                                                     Year(s) of
                                                        Amount       Expiration
                                                      --------------------------
Jackson Perspective 10 x 10 Fund                           $236,050     2016
Jackson Perspective 5 Fund                                6,876,645     2016
Jackson Perspective Asia ex-Japan Fund                      230,211     2016
Jackson Perspective Asia ex-Japan Infrastructure Fund       191,639     2016
Jackson Perspective Asia Pacific ex-Japan Bond Fund          84,767     2016
Jackson Perspective Asian Pacific Real Estate Fund          316,489     2016
Jackson Perspective China-India Fund                      1,185,284     2016
Jackson Perspective Core Equity Fund                        562,431     2016
Jackson Perspective Emerging Asia ex-Japan Fund             323,301     2016
Jackson Perspective Index 5 Fund                            750,627     2016
Jackson Perspective Japan Fund                              206,407     2016
Jackson Perspective Large Cap Value Fund                    876,423     2016
Jackson Perspective Mid Cap Value Fund                      592,480     2016
Jackson Perspective Optimized 5 Fund                      2,714,737     2016
Jackson Perspective S&P 4 Fund                              901,848     2016
Jackson Perspective Small Cap Value Fund                    416,678     2016
Jackson Perspective VIP Fund                              1,447,919     2016

The Jackson Perspective Money Market Fund and JNL Money Market Fund ordinarily declares dividends from a Fund's net investment income and net short-term capital gains, if any, on each day the NYSE and Transfer Agent are open for regular business. Dividends are usually paid on the last calendar day of each month, and are automatically reinvested in additional Fund shares at net asset value. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you redeem less than all of the shares in your money market account (a "partial redemption"), all dividends to which you are entitled will be paid to your account on the last calendar day of the month in which you made a partial redemption.

All Fund distributions will be reinvested in the Funds unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS. All dividends and distributions of a Fund, whether received in shares or cash, generally are taxable and must be reported on each shareholder's federal income tax return. Dividends paid out of a Fund's investment company taxable income (which includes any short-term capital gains) are generally taxable to a U.S. shareholder as ordinary income. However, as further discussed herein, certain ordinary income distributions received by a Fund may be taxed at the lower capital gains tax rates. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

Dividends paid by a Fund generally are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain ordinary income derived from qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each Fund is required under the Code to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for a lower maximum rate. A shareholder would also have to satisfy a holding period of more than 60 days with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in REITs, bonds, and other debt instruments will not generally qualify for the lower rates. Funds not invested in equity securities that generate dividend income with moderate to low portfolio turnover rates will generally not derive significant amounts of qualifying dividend income.

SALES OF SHARES. Upon the disposition of shares of a Fund (whether by redemption or exchange), a shareholder will realize a gain or a loss. Such gain or loss will be deemed a capital gain or loss if the shares are considered capital assets in the shareholder's hands, and long-term or short-term designation will generally depend upon the shareholder's holding period of its investment. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced with substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Generally, if you received capital gain distributions (or had to report undistributed capital gains) on mutual fund shares that you held for 6 months or less and sold at a loss, you would report only the part of the loss that is more than the capital gain distribution (or undistributed capital gain), as a short-term capital loss. The rest of the loss is reported as a long-term capital loss.

BACKUP WITHHOLDING. Federal regulations requires that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. Failure to furnish a certified TIN to the Transfer Agent could subject you to a $50 penalty imposed by the Internal Revenue Service and possible federal withholdings on dividend income earned. Each Fund may be required to withhold at the current rate of 28% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The diversification requirements applicable to each Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures and forward contracts. Some of the options, futures and forward contracts used by the Funds may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (60/40) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.

Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddles rules have been promulgated, the tax consequences of transactions in options, futures, and forward contracts to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gains realized by a Fund, which are taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code that is applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

The qualifying income and diversification requirements applicable to a Fund's assets may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts. If a Fund engages in a significant level of straddles as part of its investment strategy, qualifying dividend income which is subject to a 15% tax rate may be substantially reduced since dividend income from securities utilized in straddles may not meet the holding period requirements necessary to be classified as qualified dividend income.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds may invest in the stock of foreign corporations, which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment type income.

Currently, the Funds elect to mark-to-market PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Realized gains from disposition of PFIC shares would also be treated as ordinary income. Any marked-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Under this election, there is no fund level tax, but the Fund could in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations or governments, a Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by a Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a tax credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders of the Fund. In that case, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. As such, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. In addition, the foreign tax deduction or credit may be limited for those subject to the alternative minimum tax. Shareholders are advised to consult their own tax adviser.

ORIGINAL ISSUE DISCOUNT. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in income over the term of debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high yield corporate debt securities may be treated as a dividend for Federal income tax purposes.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or as OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

COMMISSIONS AND LOAD CHARGES. The fees and charges you pay to acquire or redeem shares of a mutual fund are not deductible. You can usually add acquisition fees and charges to your cost of the shares and thereby increase your basis. A fee paid to redeem the shares is usually a reduction in the redemption price (sales price).

You cannot add your entire acquisition fee or load charge to the cost of the mutual fund shares acquired if all the following conditions apply:

          1. You get a reinvestment right because of the purchase of the shares or the payment of the fee or charge;

          2.   You dispose of the shares  within 90 days of the  purchase  date;
               and

          3. You acquire new shares in the same mutual fund or another mutual fund, for which the fee or charge is reduced or waived because of the reinvestment right you got when you acquired the original shares.

The amount of the original fee or charge in excess of the reduction in (3) is added to the cost of the original shares. The rest of the original fee or charge is added to the cost basis of the new shares (unless all three conditions above also apply to the purchase of the new shares).

OTHER TAX MATTERS. Distributions may be subject to state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax (qualifying federal obligations). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest derived from FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund's dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                              FINANCIAL STATEMENTS

The financial statements of the JNL Investors Series Trust for the period ended October 31, 2008 are incorporated by reference (which means they legally are part of this SAI) from the Trust's Annual Report to shareholders. The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.

                      APPENDIX A -- RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE ("MOODY'S")

SHORT-TERM ISSUE RATINGS
PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

LONG-TERM ISSUE RATINGS.

     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA. Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

     CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     WR. Withdrawn.

Moody's applies all numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS SERVICES ("S&P")

SHORT-TERM ISSUE CREDIT RATINGS.

     A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3. A small portion of speculative-grade credits, those with outstanding short-term creditworthiness, may obtain an `A-3' short-term rating (i.e., cross over to investment grade for their short-term rating). These issuers should have relatively low default risk over the near term, despite speculative grade characteristics over medium to long term.

     B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B-1.   A   short-term   obligation   rated   `B-1'   have   above   average
creditworthiness over the short term compared to other speculative-grade issuers, despite credit concerns over the medium to long term. They should have a combination of very strong liquidity and limited near-term event risk.

     B-2. A short-term obligation rated `B-2' has average speculative-grade creditworthiness. They should have adequate to good liquidity and may have limited near-term event risk.

     B-3. A short-term obligation rated `B-3' has weak speculative-grade creditworthiness. They may have poor to merely adequate liquidity and have significant near-term event risk.

     C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;

          2.   Nature of and provisions of the obligation;

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

     AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC. An obligation rated CC is currently highly vulnerable to nonpayment.

     C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     R. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

SHORT-TERM ISSUE RATINGS.

     F1. Indicates the strongest capacity for the timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

     F2. Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the ratings.

     F3. Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B. Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C. Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D. Indicates actual or imminent payment default.

     Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+, F1, F2 and F3 may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM ISSUE RATINGS

AAA.
HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.
VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.
HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.
GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB.
SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B.
HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C.
HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D.
DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

                                                                     V6043 01/09
--------

* At the inception of the Fund the initial weights of the customized benchmark were set to: 30% represented by the MSCI China Index; 26% represented by the MSCI India Index; 16% represented by the MSCI Indonesia Index; 11% represented by the MSCI Thailand Index; 11% represented by the MSCI Malaysia Index; and 6% represented by the MSCI Philippines Index. Since inception, the weights have been allowed to drift according to the relative performance of these indices and have not been rebalanced back to these starting weights, i.e. the weights at the end of the first period for MSCI China was equivalent to the weight of China at the beginning of the period multiplied by the return of MSCI China divided by the return of the Index as a whole over that period. The weights will be reviewed periodically to determine if there is a need to rebalance to initial weights or to a more appropriate allocation.

(1) The Fund of Funds, ETF Funds, Target Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund, the JNL/S&P Growth Retirement Strategy Fund, the Jackson Perspective 5 Fund, and the JNL/Mellon Capital Management International Index Fund) generally include those Funds sub-advised by Standard & Poor's Investment Advisory Services LLC and/or Mellon Capital Management Corp. The Fund of Funds, ETF Funds, Target Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

               PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES


I.   INTRODUCTION

The Funds are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX. The period covered by the Funds' Form N-PX filing with the SEC is July 1st through June 30th of the following year.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub-advisers ("Sub-Advisers") conduct the day-to-day investment management of the Funds. Pursuant to the Sub-Advisers' respective "Sub-Advisory Agreements" with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a "Manager of Managers," and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II.  DELEGATION TO THE SUB-ADVISERS

The Funds have delegated proxy voting responsibilities to JNAM, as the investment adviser to the Funds, and JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds' Sub-Advisers, or other third-party vendors, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided below, it is JNAM's policy to delegate its proxy voting responsibility, as delegated to JNAM by the Funds' Board, to the Sub-Advisers of each Fund and to maintain substantial oversight to ensure that each Fund's Sub-Adviser has written policies that meet certain minimum standards, as follows:

A. The policies are expected to be reasonably designed to protect the best interests of the Fund.

B. JNAM expects that a Sub-Adviser's proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser's, through separate written means) should address at least the following issues:

     o The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

     o    Policies   and   procedures   relating  to  matters  that  may  affect
          substantially the rights or privileges of the holders of securities to be voted; and

     o Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

     The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser's proxy voting policies, the proxy shall be cast in accordance with those policies.

C. To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

D. Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

     o    Name of the issuer of the portfolio security;
     o    Exchange ticker symbol of the portfolio security;
     o    The CUSIP number of the portfolio security;
     o    The shareholder meeting date;
     o    A brief identification of the matter voted on;
     o    Whether the matter was proposed by the issuer or by a security holder;
     o    Whether the registrant cast its vote on the matter;
     o    How the registrant cast its vote; and
     o    Whether the Sub-Adviser cast its vote for or against management.

E. JNAM shall periodically report to the Funds' Board, on the Funds' proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers' proxy voting policy, and any recommended changes in the Funds' proxy voting policies, and/or any recommended changes in the third party service providers. JNAM may also provide the Funds' Board with information related to any third-party vendors used to facilitate proxy voting.

III. RESERVATION OF JNAM'S AUTHORITY AND CONFLICTS OF INTEREST

JNAM shall annually review the proxy voting policies of each Sub-Adviser, and shall provide such policies annually to the Funds' Board for review. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

o    Voting a proxy for securities held in a passively managed index fund;

o Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

o Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Further, JNAM reserves the right to vote proxies with respect to any portfolio of a Fund that is operated as "Funds of Funds" pursuant to Section 12(d)(1)(G) of the 1940 Act. Those portfolios invest solely in shares of other Funds. As a result, JNAM anticipates that all of the proposals to be voted on by the Fund of Funds portfolios will previously have been presented to the Funds' Board.

Accordingly, it is JNAM's policy to vote Fund shares held by the Fund of Funds portfolios in accordance with the recommendation of the relevant Funds' Board with respect to the proposal, provided that such proposal has been approved by a majority of the independent Managers/Trustees on the relevant Board. JNAM believes that since all of the Funds' Board comprises a majority of independent Managers/Trustees, this policy will obviate any potential conflicts of interest. JNAM will report to the Funds' Board at least annually, as set forth herein, with respect to JNAM's voting of proxies on behalf of the Fund of Funds portfolios.

IV.  FOREIGN REGULATORY REPORTING AND CONFLICTS OF INTEREST

For purposes of United Kingdom Financial Services Authority reporting and other foreign jurisdictional reporting, within the larger Prudential plc group framework to which JNAM is subject, it is noted that:

o Prudential plc does not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds' securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds ("Voting Rights");

o JNAM and/or the Sub-Advisers are free in all situations to exercise the Voting Rights independently of Prudential plc; and

o JNAM and/or the sub-advisers disregard and will disregard the interests of Prudential plc or any other Prudential group company whenever conflicts of interest arise in the exercise of the Voting Rights.

V.   RECORDKEEPING

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds. In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.


Effective August 29, 2008

SCHEDULE A

--------------------------------------------------------------------------------
JNAM Clients
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
JNL SERIES TRUST
--------------------------------------------------------------------------------
JNL INVESTORS SERIES TRUST
--------------------------------------------------------------------------------
JNL VARIABLE FUND LLC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] PROXY VOTING PROCEDURE MANUAL
[GRAPHIC OMITTED] JASON GISH VERSION 1.0; MAY '08
[GRAPHIC OMITTED] M&G INVESTMENTS

--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------


1    VERSION CONTROL                                                           3
2    INTRODUCTION                                                              4
3    THE PROCESS                                                               4
   3.1    Decision Maker Identification                                        4
   3.2    Signing the decision sheet                                           6
   3.3    Record Keeping                                                       6
4    EXCEPTIONS AND GENERAL NOTES                                              7
   4.1    European Company Decisions                                           7
   4.2    SAMI Funds Standing Instruction                                      7
   4.3    Vanguard                                                             7
   4.4    Swiss Meetings                                                       7
   4.5    Multiple Voting Responsibility                                       8
   4.6    Blocking Markets                                                     8

--------------------------------------------------------------------------------
                                 1 VERSION CONTROL
--------------------------------------------------------------------------------

DATE                UPDATE                                                           UPDATE BY:
------------------- ------------------------------------------------------ --------------------
01/01/06            First draft                                                      Jason Gish
-------------------
02/04/07            Amended to reflect return of FARE and Japanese voting policy     Jason Gish
-------------------

-------------------

-------------------

-------------------

-------------------

------------------- ------------------------------------------------------- --------------------

------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  2 INTRODUCTION
--------------------------------------------------------------------------------

Proxy vote execution is outsourced, depending on custodian, to ADP and ISS using the Proxy Edge and Votex platforms. Agendas are collated by the M&G Corporate Actions team before being sent to the Front Office for a decision.

Decision making responsibility differs depending on Fund and market. The procedure below details the responsibilities.

--------------------------------------------------------------------------------
                                  3 THE PROCESS
--------------------------------------------------------------------------------

As soon as Corporate Actions receive notification from ADP and ISS, they will send by e-mail, OGM, EGM, AGM and Mix meeting requests to the FMA Team Proxy Voting Coordinator (FMA PVC), currently Sandra Hinkley, Simon Conner as alternate. Corporate Actions will attach a copy of the decision sheet as an Excel file and a word document containing the resolutions or a link to the company's website.

3.1  DECISION MAKER IDENTIFICATION


The following decision tree should be used when determining who is responsible for making the decision:

[GRAPHIC OMITTED]

o Note that where a stock is held across multiple desks, it is preferable to get the decision from the main holders so that may act as an indication for other Fund Managers making a decision.

3.1.1 UK COMPANIES

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  Corporate Finance (Matthew Beardmore-Gray (MBG)), Global Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          Vote in favour for all.
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               None. All holdings voted.
------------------------------- -------------------------------------------------------------------------

Proxy notifications including the report and accounts are sent directly to Corporate Finance from the Custodians. Corporate Finance consider each one and determine whether to let the standing instruction to vote in favour stand.

If Corporate Finance decide to amend the voting instruction, they will instruct Corporate Actions. And inform the relevant Fund Managers.


Please see 2.1.3 below for Global holdings in UK Companies.

3.1.2 NON-UK STOCKS HELD BY THE UK TEAM

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  UK Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          None
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               Holdings of less than 0.25% of the Company (at M&G level) are not voted
                                (1.00% for Europe)
------------------------------- -------------------------------------------------------------------------

Proxy Voting notices are sent to the PVC. The PVC then obtains a decision and authorisation from the relevant UK Fund Manager before sending the completed decision sheet back to the Corporate Actions team.


3.1.3 ALL STOCKS HELD BY THE GLOBAL TEAM

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  Global Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          None
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               Europe 1% (see exceptions below). All other holdings voted.
------------------------------- -------------------------------------------------------------------------

All Proxy Voting notices are sent to the PVC, including UK. The PVC then obtains a decision and authorisation from the relevant Global Fund Manager before sending the completed decision sheet back to the Corporate Actions team.

3.1.4 NON-UK STOCKS HELD BY THE EUROPEAN TEAM

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  European Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          None
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               Holdings of less than 1.00% of the Company (at M&G level) are not voted
------------------------------- -------------------------------------------------------------------------

The PVC obtains a decision and authorisation from the European Fund Managers before sending the completed decision sheet back to the Corporate Actions team.

Fund Managers/Corporate Finance will have the ability to request to see a proxy that falls below the 1% limit in certain circumstances, such as where a company requests that we vote, our peers request that we vote or where we feel it is in the fund's best interests to vote.


3.1.5 NON-UK STOCKS HELD BY THE STRUCTURED TEAM

------------------------------- -------------------------------------------------------------------------
DECISION MAKER                  Structured Fund Managers
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
STANDING INSTRUCTIONS?          Take no action for Japanese meetings
------------------------------- -------------------------------------------------------------------------
------------------------------- -------------------------------------------------------------------------
SIZE LIMITATIONS?               Holdings of less than 0.25% (1% for Europe) of the Company (at M&G level) are not voted
------------------------------- -------------------------------------------------------------------------

Proxy Voting notices are sent to the PVC. The PVC then obtains a decision and authorisation from the relevant Structured Fund Manager before sending the completed decision sheet back to the Corporate Actions team.

The numbers of Japanese meetings that are held on the same day make it impractical for these to be voted for the Passive Funds. Shareholder dissention is common should a vote be opposed. In these instances, separate corporate event notices are sent to the Fund Manager. 3.2 SIGNING THE DECISION SHEET


All relevant decision makers MUST put their decision number (1 is TAKE NO ACTION) in FM decision box and sign the decision sheet.


3.2.1 DECISION SHEET OPTIONS

There are currently 5 options available to MBG and the Fund Managers to decide upon on the decision sheet prior to signing:-

1. TAKE NO ACTION (No voting at meeting, query if holding is 1% or over).
2. ABSTAIN FOR ALL RESOLUTIONS (Stock is blocked - see below)
3. VOTE IN FAVOUR OF ALL RESOLUTIONS (Stock is blocked - see below).
4. VOTE AGAINST ALL RESOLUTIONS (Stock is blocked - see below).
5. A COMBINATION OF 2, 3 AND 4(PLEASE SPECIFY - Stock is blocked - see below).

3.2.2 SIGNED DECISION SHEET

Once the relevant Fund Manager/s have chosen their decision and signed the decision sheet this should then be faxed up to Corporate Actions (saved in memory of fax machine located at end of dealers bank of desks). NB CORPORATE FINANCE DEAL DIRECTLY WITH CORPORATE ACTIONS

An email should then be sent to Corporate Actions Team informing them of sent decision sheets.


3.3  RECORD KEEPING


Back Office are the core record keepers

--------------------------------------------------------------------------------
                         4 EXCEPTIONS AND GENERAL NOTES
--------------------------------------------------------------------------------

4.1  EUROPEAN COMPANY DECISIONS


o All European meetings will be filtered by the Corporate Actions Team. All holdings where M&G own less than 1% of the issued capital of the company will be excluded.

o The exception to this rule is where individual Fund Managers would like to vote all meetings. In this instance, the FMA will track, using Bloomberg, all upcoming meetings. The FMA will then request that Corporate Actions send the vote for that meeting. Where other Fund Managers own the asset, they will be asked for a decision as well.


4.2  SAMI FUNDS STANDING INSTRUCTION


4.2.1 AGM'S

o The Far East office do not manage Funds SAMI (SAMIA, SAMIE, SAMIJ, SAMIN, SAMIO, SAMIC) or PPLIA, so there is a STANDING INSTRUCTION SET UP TO TAKE NO ACTION FOR ALL FAR EAST AGM'S.

4.2.2 EGM'S

o    The PVC should only receive Far East EGM decisions for the SAMI funds.


4.3  VANGUARD


Vanguard currently vote their own meetings. No voting is undertaken by M&G.


4.4  SWISS MEETINGS


For Swiss meetings there may just be a decision sheet as these meetings require an acknowledgement for share registration consent only. This is because Swiss companies like all classes of shares to have voting rights, so before the meeting takes place all shares can be re-registered enabling all holders to vote.

Voting `FOR' will ensure shares are temporarily re-registered thereby allowing voting instructions to be accepted at the shareholder meeting. Voting instructions are required to be submitted separately against the reported shareholder meeting in accordance with the advised instruction deadline.

Re-registering stock may impact your ability to sell such stock in the market. Any such restrictions should be coded onto OMS as instructed by the PVC to the Front Office systems administrator.


4.5  MULTIPLE VOTING RESPONSIBILITY


If there is more than one decision maker involved on a non-UK meeting, collaboration should exist to ensure that there is consistency in the vote. Any differences between Fund Managers should be communicated by the PVC to ensure that the decisions are as intended.


4.6  BLOCKING MARKETS



If MBG or a Fund Manager elects to vote then it is quite possible that a trade block will be placed on this

Stock (if it is incorporated in one of the below markets) for the specified funds. The following countries are share blocking markets:-

Argentina         France            Mauritius            Slovakia
Austria           Germany           Morocco              Switzerland
Belgium           Greece            Netherlands          Turkey
Czech Rep         Hungary           Poland
Egypt             Italy             Portugal

The voting notice from Corporate Actions will denote if the stock will be blocked on voting. The PVC will point this out to the Fund Manager when requesting signoff.

Therefore once Corporate Actions have received the faxed copy of the decision sheet they will e-mail `MAGIM OMS USER SUPPORT' who will add the trade block for the relevant funds and block the stock at FUND LEVEL.

The Block request is sent as soon as Corporate Actions receive the faxed decision sheet regardless of when the meeting is. This may mean that a stock is blocked on the systems when in reality the custodian has yet to receive the instruction or place the block. Any such block will remain in place until 1 day after the meeting.

Care should be taken where meetings may not have reached a quorum. In such circumstances a meeting may be reconvened and shares continue to block. Corporate Actions will liaise with the voting agent and advise whether the block should remain on the stock.

In certain circumstances it is possible to unblock stock, although this is usually on a best endeavours basis. Should the Fund Manager wish to try and unblock, he/she must instruct the PVC who will in turn instruct Corporate Actions. If Corporate Actions manage to unblock, the relevant FMA must perform an availability check before any sales are placed.

PROXY VOTING


POLICY:

     As investment advisor, Mellon Capital Management Corporation ("Mellon Capital') is typically delegated by clients the responsibility for voting proxies for shares held in their (i.e. client) account. Clients may decide to adopt Mellon Capital's proxy voting policy or may use their own policy. In either case, Mellon Capital will vote and monitor the proxies on behalf of the client and ensure that the proxies are voted in accordance with the proxy voting policy.

     Mellon Capital retains a third party proxy voting service, currently Institutional Shareholder Services ("ISS"), to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. Mellon Capital is required to vote proxies in the best interest of clients and to treat them fairly.

     Mellon Capital has adopted The Bank of New York Mellon Corporation's ("BK") Proxy Voting Policy.


PROCEDURES FOR
ACCOUNT SET-UP &
MONITORING OF ISS:

     Mellon Capital's Investment Operations Department has implemented procedures designed to ensure that; (1) the client's custodian is instructed to send their client's proxy ballots to ISS for voting; and (2) that ISS is notified that they should begin receiving proxy ballots. In addition, the Compliance Department monitors ISS' activities on behalf of Mellon Capital. On a monthly basis, ISS issues a certification letter that states that all proxies available to vote were voted and that there were no exceptions (any exceptions will be listed in the letter).


VOTING DISCLOSURE:

     Clients for whom Mellon Capital votes proxies will receive a summary of Mellon Capital's Proxy Voting Policy and a full copy of the policy is available upon request. Furthermore, clients may request a history of proxies voted on their behalf.

RECORDKEEPING:

     ISS maintains proxy voting records on behalf of Mellon Capital.


VOTING BK
STOCK:

     It is the policy of Mellon Capital not to vote or make recommendations on how to vote shares of the Bank of New York Mellon Corporation stock, even where Mellon Capital has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BK stock, Mellon Capital has contracted with an independent fiduciary (Institutional Shareholder Services) to direct all voting of BK Stock held by any Mellon Capital accounts on any matter in which shareholders of BK Stock are required or permitted to vote.

                     THE BANK OF NEW YORK MELLON CORPORATION

                               PROXY VOTING POLICY
                          (Approved: October 12, 2007)



1. SCOPE OF POLICY - This Proxy Voting Policy has been adopted by certain of the investment advisory subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of BNY Mellon (BNY Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

2. FIDUCIARY DUTY - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own.
     Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. LONG-TERM PERSPECTIVE - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. LIMITED ROLE OF SHAREHOLDERS - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. ANTI-TAKEOVER PROPOSALS - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. "SOCIAL" ISSUES - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

     With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. PROXY VOTING PROCESS - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the BNY Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. MATERIAL CONFLICTS OF INTEREST - We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities.

9. SECURITIES LENDING - We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. RECORDKEEPING - We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. DISCLOSURE - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

PPMA/Proxy Voting Policies and Procedures V1.3            Last Reviewed 03/31/08

                                PPM AMERICA, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                        ADOPTED JUNE 19, 2003, AS AMENDED

                          LAST REVIEWED MARCH 31, 2008

     The following policies and procedures are adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the "Act"). The policies and procedures are designed to prevent material conflicts of interest from affecting the manner in which PPM America, Inc. ("PPM") votes proxies on behalf of its clients and to ensure that proxies are voted in the best economic interests of clients. The policies and procedures are tailored to suit PPM's advisory business, the types of securities and portfolios managed by PPM and the extent to which PPM clients have adopted their own proxy voting procedures.

I. RESPONSIBILITY FOR VOTING. PPM shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:

          o the client is subject to the Employee Retirement Income Security Act ("ERISA") and the investment management agreement between PPM and the client expressly precludes the voting of proxies by PPM;

          o    the client otherwise instructs PPM; or

          o in PPM's judgment, the cost of voting the proxy would exceed the anticipated benefit to the client.

     The financial interest of PPM's clients is the primary consideration in determining how proxies should be voted.

     When making proxy voting decisions, PPM generally adheres to its Proxy Voting Guidelines set forth in Appendix A hereto (the "Voting Guidelines"). The Voting Guidelines, which have been developed with the assistance of Institutional Shareholder Services ("ISS"), set forth PPM's positions on recurring issues and criteria for addressing non-recurring issues.


II. OVERSIGHT. The Public Equity Group oversees the proxy voting process, reviews these policies and procedures, including the Voting Guidelines, at least annually and proposes any changes to Senior Management. The Public Equity Group also grants authority to certain PPM employees or services to vote proxies in accordance with the Voting Guidelines.

III. ADMINISTRATION. All proxies received by PPM for voting, including those received by portfolio management groups other than the Public Equity Group, will be forwarded to Portfolio Services for administration. PPM has engaged an independent third party service, Institutional Shareholder Services ("ISS"), to provide administrative assistance in connection with the voting of proxies. ISS is a premier proxy research, advisory, voting and vote reporting service that specializes in proxy voting. ISS' primary function with respect to PPM is to apprise us of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and recommend the manner in which PPM should vote on particular proxy proposals. ISS also will electronically vote proxies in accordance with PPM's instructions.

     PPM retains final authority and fiduciary responsibility for the voting of proxies.

     A.   RECEIPT AND RECORDING OF PROXY INFORMATION.

          1. Portfolio Services is responsible for establishing in the records for each client whether the client has:

               o vested PPM with proxy voting authority or has reserved or delegated that responsibility to another, designated person; and

               o adopted a proxy voting policy that PPM is required to follow, including one that would require voting on issues relating to social and/or political responsibility.

          2. For each account that PPM advises and has discretion to vote shareholder proxies, Portfolio Services shall notify the client's custodian that all proxy materials and ballots shall be forwarded to ISS.

          3. ISS shall input all proxy information into its system and shall publish a daily report that identifies pending meetings and due dates for ballots.

     B.   RECONCILIATION OF HOLDINGS.

          1. Portfolio Services shall forward a current list of portfolio holdings to ISS weekly; and

          2. For each proxy received, ISS shall confirm that share amounts reflected on proxy ballots are the actual number of shares entitled to vote.

     C.   TRANSMISSION  OF  BALLOTS.   ISS  shall  transmit  each  proxy  ballot
          (electronically or by mail).

     D. RECORDS. In accordance with Section 204-2 of the Act, the following documents shall be maintained for a period of five years:

          1. a copy of each proxy statement received (PPM will rely on EDGAR for retention of all proxy statements);

          2. a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

          3. a copy of any document generated by PPM, a PPM affiliate or a delegate of PPM that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;

          4. a copy of each written client request for PPM's proxy voting record; and

          5. a copy of any written response from PPM to any client request (written or oral) for PPM's proxy voting record.

     E. AVAILABILITY OF RECORDS. Copies of these policies and procedures, which may be updated from time to time, and records of all proxies voted shall be made available to clients, in such forms or intervals as the clients reasonably request. ISS shall maintain electronic records of each vote cast and will make voting records available electronically to PPM clients. Client requests for such information will be forwarded to Portfolio Services for fulfillment and tracking purposes.

IV.  VOTING POLICY.

     A. CLIENT POLICY. If a client has a proxy voting policy that it has delivered to PPM, PPM shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy. Portfolio managers shall be responsible for reviewing client directed voting policies and Legal/Compliance will periodically review votes cast to ensure compliance with such policies.

     B. NO CLIENT POLICY. If a client does not have or does not deliver a proxy voting policy to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers of securities held in that client's account in accordance with the Voting Guidelines set forth in Appendix A hereto, or, in such other manner that, in the judgment of PPM, is in the best interests of the client.

V. VOTING ANALYSIS AND GUIDELINES. PPM has adopted the Voting Guidelines to provide guidance on how to address specific proposals as they arise.

     A.   RESEARCH.   PPM   utilizes   ISS  to   perform   research   and   make
          recommendations to PPM based on the Voting Guidelines on matters for which votes are being solicited.

     B. ANALYSIS. ISS shall deliver to PPM research and vote recommendations electronically for analysis.

          As soon as practicable after receipt, Portfolio Services shall forward the ISS research and vote recommendations to the appropriate portfolio manager(s) for their review and:

               o if the portfolio manager determines that the recommendation is consistent with the Voting Guidelines, no response to Portfolio Services is required. In the event that a recommendation is not consistent with the Voting Guidelines, Portfolio Services shall then instruct ISS to change the recommended vote accordingly;

               o if, after consideration of certain factors, the portfolio manager determines that the proposal will not enhance shareholder value and the portfolio manager determines to vote the proxy in a manner contrary to the Voting Guidelines, the portfolio manager shall then submit the recommended vote to Legal/Compliance to determine whether there is a potential conflict of interest. If there is no conflict of interest, the vote shall be submitted to ISS for transmission. If a conflict of interest is identified, the vote shall be submitted to the Conflicts Committee and the Conflicts Committee will review the proposed vote to determine if the vote is consistent with these policies and procedures, and if so, approve the submission of the vote to ISS for transmission or

               o if the proposal is not addressed in our voting guidelines or if the application of our voting guidelines is unclear, the portfolio manager shall review the proposal and submit its recommended vote to Portfolio Services and to Legal/Compliance for review and resolution in accordance with Section VI below.

VI. CONFLICTS OF INTEREST. To ensure that conflicts of interest have no effect on votes cast, the Voting Guidelines are designed to eliminate adviser discretion from the voting process and votes are generally cast based upon the recommendations of ISS. In the event that PPM determines that a proxy should be voted in a manner contrary to the policy set forth in the Voting Guidelines, the following shall apply:

     A. IDENTIFICATION. Legal/Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if:

               o the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;
               o an officer or board member of the issuer is also an employee of PPM;
               o    PPM  has  a  personal  or  business   relationship   with  a
                    participant in the proxy contest, corporate directors or candidates for corporate directorship;
               o PPM or an affiliate is providing a service to a company whose management is soliciting proxies;
               o PPM has an interest in the outcome of the matter before shareholders; or
               o the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client.

     B. RESOLUTION. PPM shall maintain a list of all issuers with whom it is deemed to have a potential conflict voting proxies (the "Identified Issuers") and will provide such list to ISS and update the list from time to time. For any meeting of shareholders of an Identified Issuer, the Conflicts Committee will conduct an independent review of the proposed vote. The Conflicts Committee may include any member of the Public Equity Group, the chief compliance officer of PPM or general counsel of PPM, but may not be the person with whom the Identified Issuer has a relationship or a member of the portfolio management group that invests in such Identified Issuer.

                                                                      APPENDIX B

                                PPM AMERICA, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

                 REQUEST FOR VOTE CONTRARY TO VOTING GUIDELINES

Section V of the Proxy Voting Policies and Procedures of PPM America, Inc. (the "Procedures") permits portfolio managers to submit recommendations for proxy votes that are contrary to Voting Guidelines to the Conflicts Committee. The Conflicts Committee is then responsible for reviewing the recommendation and must determine whether the recommendation is consistent with the Procedures and in the best economic interests of clients. Please note: capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Procedures. IN ORDER TO FACILITATE THE PROCESS OF REVIEWING ANY REQUEST FOR A VOTE CONTRARY TO THE VOTING GUIDELINES, PLEASE PROVIDE THE FOLLOWING
INFORMATION:

PART I. REQUEST AND RELATED FACTS (TO BE COMPLETED BY THE PORTFOLIO MANAGER)

     1. State the provision of the Voting Guidelines that applies to the shareholder proposal:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     2. Describe below (or attach hereto) the recommended vote, together with the relevant factors you considered related to the recommended vote. IN PARTICULAR, PLEASE DESCRIBE ANY CIRCUMSTANCE OR FACTOR IN WHICH THE PROPOSED RECOMMENDATION MAY BE DEEMED TO BE THE PRODUCT OF A CONFLICT OF INTEREST OR RESULT IN A BREACH OF THE DUTIES OWED TO PPM'S CLIENTS BY EITHER ANY INDIVIDUAL OR PPM (IF NONE, PLEASE INDICATE ACCORDINGLY):

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

REQUESTED FOR APPROVAL:

I CERTIFY THAT I HAVE READ AND UNDERSTAND THE SECTION(S) OF THE VOTING GUIDELINES THAT WOULD OTHERWISE RESULT IN A VOTE CONTRARY TO THE RECOMMENDED VOTE LISTED ABOVE AND TO THE BEST OF MY KNOWLEDGE I BELIEVE THAT THE PROPOSED RECOMMENDATION (I) IS NOT THE RESULT OF A CONFLICT OF INTEREST AND (II) DOES NOT RESULT IN A BREACH OF THE DUTIES OWED TO PPM CLIENTS BY ME, ANY INDIVIDUAL AT PPM OR PPM.

-----------------------------       ------------------------  ----------------
Name                                Title                     Date

Approved by (Department Head)


-----------------------------       ------------------------  ----------------
Name                                Title                     Date

--------------------------------------------------------------------------------

PART II:  LEGAL AND COMPLIANCE DEPARTMENT REVIEW

LEGAL/COMPLIANCE SHALL ANALYZE THE PROXY TO DETERMINE WHETHER PPM MAY HAVE A RELATIONSHIP WITH AN ISSUER WHOSE SECURITIES ARE ALSO HELD IN CLIENT PORTFOLIOS. PPM WILL BE DEEMED TO HAVE A POTENTIAL CONFLICT WHEN VOTING A PROXY OF AN ISSUER IF (CHECK AS APPROPRIATE):

o the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;

o    an officer or board member of the issuer is also an employee of PPM;

o PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;

o PPM or an affiliate is providing a service to a company whose management is soliciting proxies;

o    PPM has an interest in the outcome of the matter before shareholders; or

o the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client (see detail below).

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Based on the foregoing, it is determined that the proposed recommendation presents:

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

______ No Conflict of Interest

______ A Potential Conflict (AND IS HEREBY SUBMITTED TO THE CONFLICTS  COMMITTEE
       FOR REVIEW)

--------------------------------------------------------------------------------

PART III:  DETERMINATION OF THE CONFLICTS COMMITTEE (IF APPLICABLE)

THE CONFLICTS COMMITTEE SHALL REVIEW THE FOREGOING INFORMATION TO DETERMINE WHETHER THE PROPOSED RECOMMENDATION (I) IS NOT THE PRODUCT OF A CONFLICT OF INTEREST AND (II) DOES NOT RESULT IN A BREACH OF THE DUTIES OWED TO CLIENTS BY EITHER THE INDIVIDUALS LISTED OR PPM. IN LIGHT THEREOF AND UPON REVIEW OF THE FOREGOING, THE PROPOSED EXCEPTION IS:

_____    Approved*

_____    Not Approved


-----------------------------       ------------------------  ----------------
Name                                Title                     Date

-------------------------------------

* Any qualifications to such approval are set forth below; Portfolio Services is hereby directed to communicate the recommended vote to ISS for implementation.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


              THE PORTFOLIO SERVICES DEPARTMENT SHALL RETAIN IN ITS FILES A COPY OF THIS REQUEST AND ANY RELATED INFORMATION.

PPM America Proxy Voting Guidelines v1.4                     As amended 03/31/08
                                                          Last Reviewed 03/31/08

                                PPM AMERICA, INC.

                             PROXY VOTING GUIDELINES

                        Adopted June 19, 2003, as amended

                          Last Reviewed March 31, 2008

                   PPM America, Inc. Proxy Voting Guidelines

                                      2008

                                TABLE OF CONTENTS

1. OPERATIONAL ITEMS.....................................................................................8
   Adjourn Meeting.......................................................................................8
   Amend Quorum Requirements.............................................................................8
   Amend Minor Bylaws....................................................................................8
   Auditor Indemnification and Limitation of Liability...................................................8
   Auditor Ratification..................................................................................8
   Change Company Name...................................................................................9
   Change Date, Time, or Location of Annual Meeting......................................................9
   Transact Other Business...............................................................................9

2. BOARD OF DIRECTORS:...................................................................................9
   Voting on Director Nominees in Uncontested Elections..................................................9
   2008 Classification of Directors.....................................................................12
   Age Limits...........................................................................................13
   Board Size...........................................................................................13
   Classification/Declassification of the Board.........................................................14
   Cumulative Voting....................................................................................14
   Director and Officer Indemnification and Liability Protection........................................14
   Establish/Amend Nominee Qualifications...............................................................14
   Filling Vacancies/Removal of Directors...............................................................15
   Independent Chair (Separate Chair/CEO)...............................................................15
   Majority of Independent Directors/Establishment of Committees........................................16
   Majority Vote Shareholder Proposals..................................................................16
   Office of the Board..................................................................................16
   Open Access..........................................................................................16
   Performance Test for Directors.......................................................................16
   Stock Ownership Requirements.........................................................................17
   Term Limits..........................................................................................18

3. PROXY CONTESTS.......................................................................................18
   Voting for Director Nominees in Contested Elections..................................................18
   Reimbursing Proxy Solicitation Expenses..............................................................18
   Confidential Voting..................................................................................18

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES......................................................19
   Advance Notice Requirements for Shareholder Proposals/Nominations....................................19
   Amend Bylaws without Shareholder Consent.............................................................19
   Poison Pills.........................................................................................19
   Shareholder Ability to Act by Written Consent........................................................19
   Shareholder Ability to Call Special Meetings.........................................................20
   Supermajority Vote Requirements......................................................................20

5. MERGERS AND CORPORATE RESTRUCTURINGS.................................................................20

Overall Approach........................................................................................20
   Appraisal Rights.....................................................................................20
   Asset Purchases......................................................................................21
   Asset Sales..........................................................................................21
   Bundled Proposals....................................................................................21
   Conversion of Securities.............................................................................21
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
     Plans/Reverse Leveraged Buyouts/Wrap Plans.........................................................21
   Formation of Holding Company.........................................................................22
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)..............................22
   Joint Ventures.......................................................................................22
   Liquidations.........................................................................................23
   Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition.....................23
   Private Placements/Warrants/Convertible Debentures...................................................23
   Spinoffs.............................................................................................23
   Value Maximization Proposals.........................................................................23

6. STATE OF INCORPORATION...............................................................................24
   Control Share Acquisition Provisions.................................................................24
   Control Share Cash-Out Provisions....................................................................24
   Disgorgement Provisions..............................................................................24
   Fair Price Provisions................................................................................24
   Freeze-Out Provisions................................................................................25
   Greenmail............................................................................................25
   Reincorporation Proposals............................................................................25
   Stakeholder Provisions...............................................................................25
   State Antitakeover Statutes..........................................................................25

7. CAPITAL STRUCTURE....................................................................................25
   Adjustments to Par Value of Common Stock.............................................................25
   Common Stock Authorization...........................................................................25
   Dual-Class Stock.....................................................................................26
   Issue Stock for Use with Rights Plan.................................................................26
   Preemptive Rights....................................................................................26
   Preferred Stock......................................................................................26
   Recapitalization.....................................................................................27
   Reverse Stock Splits.................................................................................27
   Share Repurchase Programs............................................................................27
   Stock Distributions: Splits and Dividends............................................................27
   Tracking Stock.......................................................................................27

8. EXECUTIVE AND DIRECTOR COMPENSATION..................................................................28

Equity Compensation Plans...............................................................................28
   Cost of Equity Plans.................................................................................28
   Repricing Provisions.................................................................................28
   Pay-for-Performance Disconnect.......................................................................29
   Three-Year Burn Rate/Burn Rate Commitment............................................................30
   Poor Pay Practices...................................................................................32

Specific Treatment of Certain Award Types in Equity Plan Evaluations:...................................33
   Dividend Equivalent Rights...........................................................................33
   Liberal Share Recycling Provisions...................................................................33
   Option Overhang Cost.................................................................................33

Other Compensation Proposals and Policies...............................................................34
   401(k) Employee Benefit Plans........................................................................34
   Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals............................34
   Director Compensation................................................................................35
   Director Retirement Plans............................................................................36
   Employee Stock Ownership Plans (ESOPs)...............................................................36
   Employee Stock Purchase Plans-- Qualified Plans......................................................36
   Employee Stock Purchase Plans-- Non-Qualified Plans..................................................36
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)..........37
   Options Backdating...................................................................................37
   Option Exchange Programs/Repricing Options...........................................................37
   Stock Plans in Lieu of Cash..........................................................................38
   Transfer Programs of Stock Options...................................................................38

Shareholder Proposals on Compensation...................................................................39
   Advisory Vote on Executive Compensation (Say-on-Pay).................................................39
   Compensation Consultants- Disclosure of Board or Company's Utilization...............................39
   Disclosure/Setting Levels or Types of Compensation for Executives and Directors......................39
   Pay for Superior Performance.........................................................................39
   Performance-Based Awards.............................................................................40
   Pension Plan Income Accounting.......................................................................41
   Pre-Arranged Trading Plans (10b5-1 Plans)............................................................41
   Recoup Bonuses.......................................................................................41
   Severance Agreements for Executives/Golden Parachutes................................................41
   Share Buyback Holding Periods........................................................................41
   Stock Ownership or Holding Period Guidelines.........................................................42
   Supplemental Executive Retirement Plans (SERPs)......................................................42
   Tax Gross-Up Proposals...............................................................................42

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES.........................................................42

Consumer Issues and Public Safety.......................................................................42
   Animal Rights........................................................................................42
   Drug Pricing.........................................................................................42
   Drug Reimportation...................................................................................43
   Genetically Modified Foods...........................................................................43
   Handguns.............................................................................................43
   HIV/AIDS.............................................................................................43
   Predatory Lending....................................................................................43
   Tobacco..............................................................................................43
   Toxic Chemicals......................................................................................43
   Tobacco..............................................................................................43

Environment and Energy..................................................................................43
   Arctic National Wildlife Refuge......................................................................43
   CERES Principles.....................................................................................43
   Climate Change.......................................................................................43
   Concentrated Area Feeding Operations (CAFOs).........................................................43
   Envirionmental-Economic Risk Report..................................................................43
   Environmental Reports................................................................................43
   Global Warming.......................................................................................43
   Kyoto Protocol Compliance............................................................................43
   Land Use.............................................................................................43
   Nuclear Safety.......................................................................................43
   Operations in Protected Areas........................................................................43
   Recycling............................................................................................43
   Renewable Energy.....................................................................................43
   Sustainability Report................................................................................44

 General Corporate Issues...............................................................................44
   Charitable/Political Contributions...................................................................44
   Disclosure of Lobbying Expenditures/Initiatives......................................................44
   Link Executive Compensation to Social Performance....................................................44
   Outsourcing/Offshoring...............................................................................44

Labor Standards and Human Rights........................................................................44
   China Principles.....................................................................................44
   Country-specific Human Rights Reports................................................................44
   International Codes of Conduct/Vendor Standards......................................................44
   MacBride Principles..................................................................................44

Military Business.......................................................................................44
   Foreign Military Sales/Offsets.......................................................................44
   Landmines and Cluster Bombs..........................................................................44
   Nuclear Weapons......................................................................................44
   Operations in Nations Sponsoring Terrorism...........................................................44
   Space-Based Weaponization............................................................................44

Workplace Diversity.....................................................................................44
   Board Diversity......................................................................................44
   Equal Employment Opportunity (EEO)...................................................................44
   Glass Ceiling........................................................................................44
   Sexual Orientation...................................................................................44


10. MUTUAL FUND PROXIES.................................................................................45
   Election of Directors................................................................................45
   Converting Closed-end Fund to Open-end Fund..........................................................45
   Proxy Contests.......................................................................................45
   Investment Advisory Agreements.......................................................................45
   Approving New Classes or Series of Shares............................................................45
   Preferred Stock Proposals............................................................................45
   1940 Act Policies....................................................................................46
   Changing a Fundamental Restriction to a Nonfundamental Restriction...................................46
   Change Fundamental Investment Objective to Nonfundamental............................................46
   Name Change Proposals................................................................................46
   Change in Fund's Subclassification...................................................................46
   Disposition of Assets/Termination/Liquidation........................................................46
   Changes to the Charter Document......................................................................46
   Changing the Domicile of a Fund......................................................................47
   Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval.................47
   Distribution Agreements..............................................................................47
   Master-Feeder Structure..............................................................................47
   Mergers..............................................................................................47

Shareholder Proposals for Mutual Funds..................................................................48
   Establish Director Ownership Requirement.............................................................48
   Reimburse Shareholder for Expenses Incurred..........................................................48

Terminate the Investment Advisor........................................................................48

1. OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:
     o The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
     o    Motivation and rationale for establishing the agreements;
     o    Quality of disclosure; and
     o    Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION
Vote FOR proposals to ratify auditors, unless any of the following apply:
     o An auditor has a financial interest in or association with the company, and is therefore not independent;
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;
     o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:
Non-audit   ("other")   fees   >audit   fees   +   audit-related   fees   +  tax
compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
     o    The tenure of the audit firm;
     o    The length of rotation specified in the proposal;
     o    Any significant audit-related issues at the company;
     o    The number of Audit Committee meetings held each year;
     o    The number of financial experts serving on the committee; and
     o Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.


2. BOARD OF DIRECTORS:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(1) from individual directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
     o    Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:
     o The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
     o The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
     o The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
     o At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
     o The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";
     o The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
     o    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
     o The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
     o Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
     o There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
     o There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
     o The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2008 Classification of Directors

====================================================================================================================
Inside Director (I)
o        Employee of the company or one of its affiliates(1);
o        Non-employee officer of the company if among the five most highly paid individuals (excluding interim
         CEO);
o        Listed as a Section 16 officer(2);
o        Current interim CEO;
o        Beneficial owner of more than 50 percent of the company's voting power
         (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
o        Board attestation that an outside director is not independent;
o        Former CEO of the company(3);
o        Former CEO of an acquired company within the past five years;
o        Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(4)
o Former executive(2) of the company, an affiliate or an acquired firm within the past five years; o Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from
         the parent/predecessor within the past five years;
o        Executive(2), former executive, general or limited partner of a joint venture or partnership with the company;
o        Relative(5) of a current Section 16 officer of company or its affiliates;
o        Relative(5) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees;
         the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
o Relative(5) of former Section 16 officer, of company or its affiliate within the last five years; o Currently provides (or a relative(5) provides)
professional services(6) to the company, to an affiliate
         of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
o        Employed by (or a relative(5) is employed by) a significant customer or supplier(7);
o        Has (or a relative(5) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (7)
o Any material financial tie or other related party transactional relationship to the company; o Party to a voting agreement to vote in line with management on proposals being brought to shareholder
         vote;
o        Has (or a relative(5) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (8)
o        Founder (9) of the company but not currently an employee;
o        Is (or a relative(5) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(7) from the company or its affiliates(1).

 Independent Outside Director (IO)
o No material(10) connection to the company other than a board seat.

Footnotes:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2)  "Executives" (officers subject to Section 16 of the Securities and Exchange
     Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g.
     corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

(3) Includes any former CEO of the company prior to the company's initial public offering (IPO).

(4) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(5) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(6)  Professional  services  can be  characterized  as  advisory  in nature  and generally include the following:  investment  banking / financial  advisory
     services;   commercial  banking  (beyond  deposit   services);   investment
     services;   insurance  services;   accounting/audit  services;   consulting
     services; marketing services; and legal services. The case of participation in  a  banking  syndicate  by  a  non-lead  bank  should  be  considered  a transaction (and hence subject to the associated  materiality  test) rather than a professional relationship.

(7) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(8) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(9)  The  operating  involvement  of  the  Founder  with  the  company  will  be considered.  Little to no operating  involvement may cause PPMA to deem the
     Founder as an independent  outsider.  (10) For purposes of PPMA's  director independence  classification,  "material"  will be defined as a standard of relationship  (financial,  personal or otherwise) that a reasonable  person might  conclude  could  potentially  influence  one's  objectivity  in  the
     boardroom  in  a  manner  that  would  have  a  meaningful   impact  on  an
     individual's  ability to satisfy requisite fiduciary standards on behalf of shareholders.
 ====================================================================================================================

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting.
Generally vote FOR proposals to restore or provide for cumulative voting unless:
     o The company has proxy access or a similar structure(2) to allow shareholders to nominate directors to the company's ballot; and
     o The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     o If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
     o    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholders' ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)
Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
          o presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
          o serves as liaison between the chairman and the independent directors;
          o    approves information sent to the board;
          o    approves meeting agendas for the board;
          o approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
          o    has the authority to call meetings of the independent directors;
          o if requested by major shareholders, ensures that he is available for consultation and direct communication;
     o The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
     o The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
     o    Two-thirds independent board;
     o    All independent key committees;
     o    Established governance guidelines;
     o The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and
     o    The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.) Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
     o Effectively disclosed information with respect to this structure to its shareholders;
     o Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS
Vote  shareholder  proposals  asking for open or proxy access on a  CASE-BY-CASE
basis,   taking  into  account:
     o    The ownership threshold proposed in the resolution;
     o The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

PERFORMANCE TEST FOR DIRECTORS
On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures: One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return
(TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance. The table below summarizes the framework:

------------------------ ------------------------ ----------------- ---------------------
METRICS                  BASIS OF EVALUATION      WEIGHTING         2ND WEIGHTING
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
OPERATIONAL PERFORMANCE                                             50%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR AVERAGE PRE-TAX   MANAGEMENT EFFICIENCY    33.3%
OPERATING ROIC OR ROAA*  IN DEPLOYING ASSETS
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR SALES GROWTH      TOP-LINE                 33.3%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR EBITDA GROWTH     CORE-EARNINGS            33.3%
OR OPERATING INCOME
GROWTH*
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
SUB TOTAL                                         100%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
STOCK PERFORMANCE                                                   50%
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
5-YEAR TSR               MARKET
------------------------ ------------------------ ----------------- ---------------------
------------------------ ------------------------ ----------------- ---------------------
TOTAL                                                               100%
------------------------ ------------------------ ----------------- ---------------------

*Metric applies to companies in the financial sector
Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:
     o    Year-to-date performance;
     o    Situational circumstances;
     o    Change in management/board;
     o    Overall governance practices.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o Strategic plan of dissident slate and quality of critique against management;
     o Likelihood that the proposed goals and objectives can be achieved (both slates);
     o    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
     o The election of fewer than 50% of the directors to be elected is contested in the election;
     o    One or more of the dissident's candidates is elected;
     o    Shareholders  are not permitted to cumulate their votes for directors;
          and
     o The election occurred, and the expenses were incurred, after the adoption of this bylaw.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
     o    Shareholders have approved the adoption of the plan; or
     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.


5. MERGERS AND CORPORATE RESTRUCTURINGS
OVERALL APPROACH
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
     o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
     o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
     o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
     o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
     o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
     o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.


ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     o    Purchase price;
     o    Fairness opinion;
     o    Financial and strategic benefits;
     o    How the deal was negotiated;
     o    Conflicts of interest;
     o    Other alternatives for the business;
     o    Non-completion risk.

ASSET SALES
Vote CASE-BY-CASE on asset sales, considering the following factors:
     o    Impact on the balance sheet/working capital;
     o Potential elimination of diseconomies; o Anticipated financial and operating benefits;
     o    Anticipated use of funds;
     o    Value received for the asset;
     o    Fairness opinion;
     o    How the deal was negotiated;
     o    Conflicts of interest.

BUNDLED PROPOSALS
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
     o    The reasons for the change;
     o    Any financial or tax benefits;
     o    Regulatory benefits;
     o    Increases in capital structure;
     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
     o    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
     o    Offer price/premium;
     o    Fairness opinion;
     o    How the deal was negotiated;
     o    Conflicts of interest;
     o    Other alternatives/offers considered; and
     o    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
     o    Cash-out value;
     o Whether the interests of continuing and cashed-out shareholders are balanced; and
     o    The market reaction to public announcement of transaction.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
     o    Percentage of assets/business contributed;
     o    Percentage ownership;
     o    Financial and strategic benefits;
     o    Governance structure;
     o    Conflicts of interest;
     o    Other alternatives;
     o    Noncompletion risk.

LIQUIDATIONS
Vote CASE-BY-CASE on liquidations, taking into account the following:
     o    Management's efforts to pursue other alternatives;
     o    Appraisal value of assets; and
     o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Vote CASE-BY-CASE on spin-offs, considering:
     o    Tax and regulatory advantages;
     o    Planned use of the sale proceeds;
     o    Valuation of spinoff;
     o    Fairness opinion;
     o    Benefits to the parent company;
     o    Conflicts of interest;
     o    Managerial incentives;
     o    Corporate governance changes;
     o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
     o    Prolonged poor performance with no turnaround in sight;
     o    Signs of entrenched board and management;
     o    Strategic plan in place for improving value;
     o    Likelihood of receiving reasonable value in a sale or dissolution; and
     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), valuating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:
     o    The reasons for reincorporating;
     o    A comparison of the governance provisions;
     o    Comparative economic benefits; and
     o    A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote  AGAINST   proposals  that  ask  the  board  to  consider   non-shareholder
constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
     o    Rationale;
     o Good performance with respect to peers and index on a five-year total shareholder return basis;
     o    Absence of non-shareholder approved poison pill;
     o    Reasonable equity compensation burn rate;
     o    No non-shareholder approved pay plans; and
     o    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
     o It is intended for financing purposes with minimal or no dilution to current shareholders;
     o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Vote CASE-BY-CASE on shareholder  proposals that seek preemptive rights,  taking
into  consideration:   the  size  of  a  company,  the  characteristics  of  its
shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: o More simplified capital structure;
     o    Enhanced liquidity;
     o    Fairness of conversion terms;
     o    Impact on voting power and dividends;
     o    Reasons for the reclassification;
     o    Conflicts of interest; and
     o    Other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
     o    Adverse governance changes;
     o    Excessive increases in authorized capital stock;
     o    Unfair method of distribution;
     o    Diminution of voting rights;
     o    Adverse conversion features;
     o    Negative impact on stock option plans; and
     o    Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION
EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
     o    The total cost of the company's equity plans is unreasonable;
     o The plan expressly permits the repricing of stock options without prior shareholder approval;
     o    There is a disconnect between CEO pay and the company's performance;
     o The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Each of these factors is described below:

COST OF EQUITY PLANS
Generally,  vote  AGAINST  equity  plans  if  the  cost  is  unreasonable.   For
non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.


PAY-FOR-PERFORMANCE DISCONNECT
Generally vote AGAINST plans in which:
     o There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
     o    The main source of the pay increase (over half) is equity-based; and
     o    The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     o The compensation committee has reviewed all components of the CEO's compensation, including the following:
               -    Base salary, bonus, long-term incentives;
               - Accumulative realized and unrealized stock option and restricted stock gains;
               - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
               -    Earnings  and  accumulated  payment  obligations  under  the company's nonqualified deferred compensation program;
               -    Actual  projected  payment  obligations  under the company's supplemental executive retirement plan (SERPs).

     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
               -    Payment if termination occurs within 12 months: $_____;
               - Payment if "not for cause" termination occurs within 12 months: $_____;
               - Payment if "change of control" termination occurs within 12 months: $_____.

     o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(3) or performance-accelerated grants.(4) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year. The annual burn rate is calculated as follows: Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

2008 Burn Rate Table

                                                       Russell 3000                                 Non-Russell 3000
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
                                                                Standard                                 Standard
GICS           Description                             Mean     Deviation     Mean+STDEV        Mean     Deviation     Mean+STDEV
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
1010           Energy                                  1.71%    1.39%         3.09%             2.12%    2.31%         4.43%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
1510           Materials                               1.16%    0.77%         1.93%             2.23%    2.26%         4.49%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2010           Capital Goods                           1.51%    1.04%         2.55%             2.36%    2.03%         4.39%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2020           Commercial Services & Supplies          2.35%    1.70%         4.05%             2.20%    2.03%         4.23%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2030           Transportation                          1.59%    1.22%         2.80%             2.02%    2.08%         4.10%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2510           Automobiles & Components                1.89%    1.10%         2.99%             1.73%    2.05%         3.78%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2520           Consumer Durables & Apparel             2.02%    1.31%         3.33%             2.10%    1.94%         4.04%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2530           Hotels Restaurants & Leisure            2.15%    1.18%         3.33%             2.32%    1.93%         4.25%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2540           Media                                   1.92%    1.35%         3.27%             3.33%    2.60%         5.93%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
2550           Retailing                               1.86%    1.04%         2.90%             3.15%    2.65%         5.80%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
3010, 3020,    Food & Staples Retailing                1.69%    1.23%         2.92%             1.82%    2.03%         3.85%
3030
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
3510           Health Care Equipment & Services        2.90%    1.67%         4.57%             3.75%    2.65%         6.40%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
3520           Pharmaceuticals & Biotechnology         3.30%    1.66%         4.96%             4.92%    3.77%         8.69%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4010           Banks                                   1.27%    0.88%         2.15%             1.07%    1.12%         2.19%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4020           Diversified Financials                  2.45%    2.07%         4.52%             4.41%    5.31%         9.71%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4030           Insurance                               1.21%    0.93%         2.14%             2.07%    2.28%         4.35%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4040           Real Estate                             1.04%    0.81%         1.85%             0.80%    1.21%         2.02%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4510           Software & Services                     3.81%    2.30%         6.11%             5.46%    3.81%         9.27%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
4520           Technology Hardware & Equipment         3.07%    1.74%         4.80%             3.43%    2.40%         5.83%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
               Semiconductors & Semiconductor
4530           Equipment                               3.78%    1.81%         5.59%             4.51%    2.30%         6.81%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
5010           Telecommunication Services              1.57%    1.23%         2.80%             2.69%    2.41%         5.10%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------
5510           Utilities                               0.72%    0.50%         1.22%             0.59%    0.66%         1.25%
-------------- --------------------------------------- -------- ------------- ----------------- -------- ------------- -------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

------------------------------------------------------- -------------------------------------------------------------------
ANNUAL STOCK PRICE VOLATILITY                           MULTIPLIER
------------------------------------------------------- -------------------------------------------------------------------
54.6% and higher                                        1 full-value award will count as 1.5 option shares
------------------------------------------------------- -------------------------------------------------------------------
36.1% or higher and less than 54.6%                     1 full-value award will count as 2.0 option shares
------------------------------------------------------- -------------------------------------------------------------------
24.9% or higher and less than 36.1%                     1 full-value award will count as 2.5 option shares
------------------------------------------------------- -------------------------------------------------------------------
16.5% or higher and less than 24.9%                     1 full-value award will count as 3.0 option shares
------------------------------------------------------- -------------------------------------------------------------------
7.9% or higher and less than 16.5%                      1 full-value award will count as 3.5 option shares
------------------------------------------------------- -------------------------------------------------------------------
Less than 7.9%                                          1 full-value award will count as 4.0 option shares
------------------------------------------------------- -------------------------------------------------------------------

POOR PAY PRACTICES
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

     o    Egregious employment contracts:
          >> Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

     o    Excessive perks:
          >> Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

     o Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
          >> Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

     o    Egregious  pension/SERP   (supplemental   executive  retirement  plan)
          payouts:
          >> Inclusion of additional years of service not worked that result in significant payouts
          >> Inclusion of performance-based equity awards in the pension calculation;

     o    New CEO with overly generous new hire package:
          >>   Excessive "make whole" provisions;
          >>   Any of the poor pay practices listed in this policy;

     o    Excessive severance and/or change-in-control provisions:
          >>   Inclusion of excessive  change-in-control  or severance payments, especially those with a multiple in excess of 3X cash pay;
          >>   Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);
          >> Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
          >> Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

     o    Poor disclosure practices:
          >>   Unclear explanation of how the CEO is involved in the pay setting process;
          >>   Retrospective performance targets and methodology not discussed;
          >>   Methodology  for  benchmarking  practices  and/or  peer group not disclosed and explained;

     o    Internal Pay Disparity:
          >> Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

     o    Options backdating (covered in a separate policy);

     o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST
Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

     o PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

     o OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:
          o The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;
          o The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;
          o    The general vesting provisions of option grants; and
          o The distribution of outstanding option grants with respect to the named executive officers;

     o Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

     o Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION  (SAY-ON-PAY)  MANAGEMENT PROPOSALS
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

1.   The following five global principles apply to all markets:

     o Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
     o Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
     o Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
     o Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
     o Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

RELATIVE CONSIDERATIONS:
     o Assessment of performance metrics relative to business strategy, as discussed and explained in the CDandA;
     o    Evaluation   of  peer   groups   used  to  set  target  pay  or  award
          opportunities;
     o Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
     o Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

DESIGN CONSIDERATIONS:
     o    Balance of fixed versus performance-driven pay;
     o Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

COMMUNICATION CONSIDERATIONS:

     o Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
     o Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          - A minimum vesting of three years for stock options or restricted stock; or
          - Deferred stock payable at the end of a three-year deferral period. o Mix between cash and equity:
          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
     o No retirement/benefits and perquisites provided to non-employee directors; and
     o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
     o    Purchase price is at least 85 percent of fair market value;
     o    Offering period is 27 months or less; and
     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
     o    Purchase price is less than 85 percent of fair market value; or
     o    Offering period is greater than 27 months; or
     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
     o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
     o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:
     o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
     o Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
     o Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;
     o Rationale for the re-pricing--was the stock price decline beyond management's control?
     o    Is this a value-for-value exchange?
     o    Are surrendered stock options added back to the plan reserve?
     o Option vesting--does the new option vest immediately or is there a black-out period?
     o Term of the option--the term should remain the same as that of the replaced option;
     o    Exercise price--should be set at fair market or a premium to market;
     o    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote   FOR   non-employee    director-only   equity   plans   that   provide   a
dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
     o Executive officers and non-employee directors are excluded from participating;
     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term. Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
     o    Eligibility;
     o    Vesting;
     o    Bid-price;
     o    Term of options;
     o Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION
ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:
     o Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;
     o Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;
     o Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
     o Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;
     o Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:
     o What aspects of the company's annual and long-term equity incentive programs are performance driven?
     o If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
     o Can shareholders assess the correlation between pay and performance based on the current disclosure?
     o What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

o First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

o Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

PENSION PLAN INCOME ACCOUNTING
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
     o Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
     o Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
     o Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
     o Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
     o    An executive may not trade in company stock outside the 10b5-1 Plan.
     o Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration: o If the company has adopted a formal recoupment bonus policy; or o If the company has chronic restatement history or material financial problems.


SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
     o    The triggering mechanism should be beyond the control of management;
     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SHARE BUYBACK HOLDING PERIODS
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:
     o Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
     o    Rigorous stock ownership guidelines, or
     o A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
     o    A meaningful retention ratio,
     o Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.


9. CORPORATE RESPONSIBILITY
Generally vote with Management on the following Corporate Responsibility issues:

CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS

DRUG PRICING

DRUG RE-IMPORTATION

GENETICALLY MODIFIED FOODS

HANDGUNS

HIV/AIDS

PREDATORY LENDING

TOBACCO

TOXIC CHEMICALS

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

CERES PRINCIPLES

CLIMATE CHANGE

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

ENVIRONMENTAL-ECONOMIC RISK REPORT

ENVIRONMENTAL REPORTS

GLOBAL WARMING

KYOTO PROTOCOL COMPLIANCE

LAND USE

NUCLEAR SAFETY

OPERATIONS IN PROTECTED AREAS

RECYCLING

RENEWABLE ENERGY

SUSTAINABILITY REPORT

GENERAL CORPORATE ISSUES
CHARITABLE/POLITICAL CONTRIBUTIONS

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

OUTSOURCING/OFFSHORING

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

MACBRIDE PRINCIPLES

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS

LANDMINES AND CLUSTER BOMBS

NUCLEAR WEAPONS

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

SPACE-BASED WEAPONIZATION

WORKPLACE DIVERSITY
BOARD DIVERSITY

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

GLASS CEILING

SEXUAL ORIENTATION

10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors: o Past performance as a closed-end fund; o Market in which the fund invests; o Measures taken by the board to address the discount; and o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:
     o    Past performance relative to its peers;
     o    Market in which fund invests;
     o    Measures taken by the board to address the issues;
     o Past shareholder activism, board activity, and votes on related proposals;
     o    Strategy of the incumbents versus the dissidents;
     o    Independence of directors;
     o    Experience and skills of director candidates;
     o    Governance profile of the company;
     o    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
     o    Proposed and current fee schedules;
     o    Fund category/investment objective;
     o    Performance benchmarks;
     o    Share price performance as compared with peers;
     o    Resulting fees relative to peers;
     o    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
     o    Stated specific financing purpose;
     o    Possible dilution for common shares;
     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
     o    Potential competitiveness;
     o    Regulatory developments;
     o    Current and potential returns; and
     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
     o    The fund's target investments;
     o    The reasons given by the fund for the change; and
     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS
Vote CASE-BY-CASE on name change proposals, considering the following factors:
     o    Political/economic changes in the target market;
     o    Consolidation in the target market; and
     o    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
     o    Potential competitiveness;
     o    Current and potential returns;
     o    Risk of concentration;
     o    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
     o    Strategies employed to salvage the company;
     o    The fund's past performance;
     o    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
     o    The degree of change implied by the proposal;
     o    The efficiencies that could result;
     o    The state of incorporation;
     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
     o Removal of shareholder approval requirement for amendments to the new declaration of trust;
     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
     o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
     o Regulations of both states; o Required fundamental policies of both states;
     o    The increased flexibility available.

Authorizing  the Board to Hire and  Terminate  Subadvisors  Without  Shareholder
Approval  Vote  AGAINST  proposals   authorizing  the  board  to  hire/terminate
subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
     o    Fees charged to comparably sized funds with similar objectives;
     o    The proposed distributor's reputation and past performance;
     o    The competitiveness of the fund in the industry;
     o    The terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote CASE-BY-CASE on merger proposals, considering the following factors:
     o    Resulting fee structure;
     o    Performance of both funds;
     o    Continuity  of  management   personnel;
     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
     o    Performance of the fund's Net Asset Value (NAV);
     o    The fund's history of shareholder relations;
     o    The performance of other funds under the advisor's management.




(1) In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

(2) Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.

(3) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(4) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

                                                     PRUDENTIAL ASSET MANAGEMENT
                                                             (SINGAPORE) LIMITED

CAP 27 - Proxy Voting Policies and Procedures

CHAPTER 27
PROXY VOTING POLICIES AND PROCEDURES


1.   BACKGROUND

     Companies should have as their objective the maximization of shareholder wealth, thereby contributing to the economy. Shareholders, as providers of equity capital, are the ultimate owners of companies.

     Prudential seeks to add value for its clients by pursuing an active investment policy through portfolio management decisions, through voting on resolutions at general meetings and by maintaining a continuing dialogue with company management. Meetings with companies will therefore occur on a regular basis. This enables us to monitor company development over time and assess progress against objectives.

2.   VOTING POLICY

     As a general policy we are supportive of the management of the companies in which we invest. However, when companies consistently fail to achieve our reasonable expectations we will actively promote changes. These changes might range from the formulation of a new strategy to the appointment of new management or non-executive directors.

     An active and informed voting policy is an integral part of our investment philosophy. Voting should never be divorced from the underlying investment activity. By exercising our votes we seek both to add value and to protect our interests as shareholders. We consider the issues, meet the management if necessary and vote accordingly. We would always seek to discuss any contentious resolutions before casting our votes in order to ensure that our objectives are understood and our votes will be cast in the best interests of our investors/clients.

     If a client has a proxy voting policy standing instruction with PAMS, PAMS shall vote proxies solicited by or with respect to the issuers of securities held in that client's account in accordance with that policy.

3.   TAKE-OVER BIDS

     Valuation by the stock market is an important benchmark for monitoring board performance. For a listed company the take-over bid or merger, can be a necessary and important protector of shareholder value.

     Our general policy is to support incumbent management in good standing. We reserve the right to support hostile bids when the management have either consistently failed to respond to the reasonable expectations of shareholders or where, in our judgment, the level of a bid fully recognizes the future prospects of the company.

4.   COMPENSATION PLANS

     It is clearly in the interest of shareholders that boards should have the ability to attract and retain the highest quality of personnel. Remuneration levels in different companies will be a market based judgment, taking business size and complexity into account and should reflect relative performance.

5.   CAPITAL RAISING

     Capital used by companies is derived from equity, debt and other creditors. The rights of lenders and other creditors are precisely defined in law. This contrasts with the economic interest of shareholders providing the equity capital. Protection of the shareholders' position relies largely upon ownership, with the right to vote at company meetings and thereby determine company articles and board membership.

     We support the principle of pre-emption because shareholder wealth is nearly always lost if companies raise capital for potentially wealth creating opportunities from new investors rather than raising capital on comparable terms from existing shareholders. It is therefore incumbent upon boards to demonstrate clearly why any departure from this principle is in the best interests of the existing owners/clients/investors.

6.   CORPORATE RESPONSIBILITY

     "Corporate responsibility" describes the overall framework within which companies and investors approach their business, with particular emphasis on environment, community and employment issues.

     Growth and wealth creation remain the cornerstones of prosperity. We believe that well managed business will as a matter of course take account of wider social and environmental issues in taking their businesses forward.

7.   VOTING PROCESS

     o    Voting is undertaken by the country or sector specialist.

     o It must be ensured that there are no conflicts of interest in the exercise of votes. Any portfolio manager or research analyst with knowledge of a personal conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer and may be required to abstain him or herself from the proxy voting process.

     o In respect of voting rights relating to investment of a collective investment scheme / unit trust, where the manager could face conflicts of interest, the votes to be exercised in consultation with the trustee, where applicable.

     o Any votes against management should be approved in writing by one of the Chief Investment Officers or Head of Investment and copy of approval with explanations should be kept. There may be exceptional circumstances where we believe that it is in the best interests of our clients/investors to vote in a manner different to that outlined in this Proxy Voting Policies and Procedures or abstain from voting. In such circumstances, the reasons should be provided and kept in record. PAMS Compliance may from time to time request country or sector specialist undertaking the voting for such approval records.

     o Voting will be governed by the requirements under the investment management agreement, prospectus and local laws.

     o On voting analysis, our Hong Kong affiliate, Prudential Asset Management (Hong Kong) Limited ("PAMHK") has engaged an independent third party services, Institutional Shareholder Services ("ISS") to provide research and recommendations in connection with the voting of proxies whilst PAMHK retains final authority and fiduciary responsibility for the voting of proxies. ISS shall deliver to PAMHK research and vote recommendations electronically for analysis.

8.   CONFLICTS

     From time to time, proxy voting proposals may raise conflicts between the interests of our clients and the interests of PAMS and its employees. We must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients' best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

     o Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with PAMS;

     o    A proponent of a proxy proposal has a business relationship with PAMS;

     o PAMS has business relationships with participants in proxy contests, corporate directors or director candidates;

     o    A  PAMS  employee  has  a  personal  interest;   e.g.,  through  stock
          ownership, having a spouse working at the company, etc. in the outcome of a particular matter before shareholders; or

     o    A  PAMS  employee  has  a  business  or  personal   relationship  with
          participants in proxy contests, corporate directors or director candidates.

     The Investment Committee is primarily responsible for identifying possible material conflicts with respect to proxy voting proposals. Issues raising possible conflicts of interest are referred to Chief Compliance Officer for resolution. Application of these guidelines or voting in accordance with the ISS vote recommendation should, in most cases, adequately address any possible conflicts of interest.

8.   PROCEDURE

     o    Corporate action team in Singapore receive notice from custodian.

     o The notice is forwarded by corporate action team to the fund manager / country specialist / sector specialist for their decision.

     o    Corporate action team then communicates the decision to the custodian.

     o A record of how the votes should be exercised should be maintained for a period as prescribed under the local laws.


If any queries, please check with your respective Chief Investment Officer.

                       Wellington Management Company, llp
                      Global Proxy Policies and Procedures

INTRODUCTION

Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management's Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these GLOBAL PROXY POLICIES AND PROCEDURES, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

STATEMENT OF POLICIES As a matter of policy, Wellington Management:

1

Takes responsibility for voting client proxies only upon a client's written request.

2

Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.



5

Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6

Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

7

Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these GLOBAL PROXY POLICIES AND PROCEDURES, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these GLOBAL PROXY POLICIES AND PROCEDURES and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT

Wellington Management has a Corporate Governance Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written GLOBAL PROXY POLICIES AND PROCEDURES and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF PROCEDURES

Wellington Management has in place certain procedures for implementing its proxy voting policies.

GENERAL PROXY VOTING

AUTHORIZATION TO VOTE
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

RECEIPT OF PROXY
Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

RECONCILIATION
To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

RESEARCH

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

PROXY VOTING
Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

     o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (I.E., "For", "Against", "Abstain") are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

     o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

     o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate
Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

SECURITIES LENDING
Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

SHARE BLOCKING AND RE-REGISTRATION
Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS
Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

ADDITIONAL INFORMATION
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's GLOBAL PROXY POLICIES AND PROCEDURES may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its GLOBAL PROXY POLICIES AND PROCEDURES, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.


Dated: April 1, 2007

                       Wellington Management Company, llp
                         Global Proxy Voting Guidelines


Wellington Management Company, llp

INTRODUCTION

Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these GLOBAL PROXY VOTING GUIDELINES to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these GLOBAL PROXY VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES

COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

     o    Election of Directors: Case-by-Case

          Wellington Management believes that shareholders' ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

     o    Classify  Board of  Directors:  Against

          We will also vote in favor of shareholder proposals seeking to declassify boards.

     o    Adopt Director Tenure/Retirement Age (SP): Against

     o    Adopt  Director & Officer  Indemnification: For

          We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

     o    Allow Special Interest Representation to Board (SP): Against

     o Require Board Independence: For

          Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

     o    Require Key Board Committees to be Independent. For
          Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

     o    Require a Separation of Chair and CEO or Require a For
          Lead Director:

     o    Approve Directors' Fees: For

     o    Approve Bonuses for Retiring Directors: Case-by-Case

     o    Elect Supervisory Board/Corporate Assembly: For

     o    Elect/Establish Board Committee: For

     o    Adopt Shareholder Access/Majority Vote on Election of Case-by-Case

          Directors (SP):

          Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of "withhold" votes. We believe that it is important for majority voting to be defined within the company's charter and not simply within the company's corporate governance policy.

          Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (I.E., total votes ELIGIBLE to be cast as opposed to actually cast) standard.

MANAGEMENT COMPENSATION

     o    Adopt/Amend Stock Option Plans: Case-by-Case

     o    Adopt/Amend Employee Stock Purchase Plans: For

     o    Approve/Amend Bonus Plans: Case-by-Case

          In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 ("OBRA"). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote "for" these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

     o    Approve Remuneration Policy: Case-by-Case

     o    Exchange Underwater Options: Case-by-Case

          Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

     o    Eliminate  or  Limit   Severance   Agreements   (Golden   Case-by-Case
          Parachutes):

          We will  oppose  excessively  generous  arrangements,  but may support
          agreements   structured  to  encourage   management  to  negotiate  in
          shareholders' best economic interest.

     o Shareholder Approval of Future Severance Agreements Case-by-Case Covering Senior Executives (SP):
          We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board's need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

     o    Expense Future Stock Options (SP): For

     o    Shareholder Approval of All Stock Option Plans (SP): For

     o    Disclose All Executive Compensation (SP): For


REPORTING OF RESULTS

     o    Approve Financial Statements: For

     o    Set Dividends and Allocate Profits: For


     o    Limit Non-Audit  Services  Provided by Auditors (SP):  Case-by-Case

          We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

     o    Ratify Selection of Auditors and Set Their Fees: Case-by-Case

          Wellington Management will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest.

     o    Elect Statutory Auditors: Case-by-Case

     o    Shareholder Approval of Auditors (SP): For

SHAREHOLDER VOTING RIGHTS

     o    Adopt Cumulative Voting (SP): Against

          We are likely to support cumulative voting proposals at "controlled" companies (I.E., companies with a single majority shareholder), or at companies with two-tiered voting rights.

     o    Shareholder Rights Plans Case-by-Case

          Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.
          -    We generally support plans that include:
               -    Shareholder approval requirement
               -    Sunset provision
               - Permitted bid feature (I.E., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

          Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

     o    Authorize  Blank Check  Preferred  Stock:  Case-by-Case

          We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

     o    Eliminate Right to Call a Special Meeting: Against

     o    Increase Supermajority Vote Requirement: Against

          We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

     o    Adopt Anti-Greenmail Provision: For

     o    Adopt Confidential Voting (SP): Case-by-Case

          We  require   such   proposals  to  include  a  provision  to  suspend
          confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

     o    Remove Right to Act by Written Consent: Against

CAPITAL STRUCTURE

     o    Increase Authorized Common Stock: Case-by-Case

          We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

     o    Approve Merger or Acquisition: Case-by-Case

     o    Approve Technical Amendments to Charter: Case-by-Case

     o    Opt Out of State Takeover Statutes: For

     o    Authorize Share Repurchase: For

     o    Authorize Trade in Company Stock: For

     o    Approve Stock Splits: Case-by-Case

          We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

     o    Approve Recapitalization/Restructuring: Case-by-Case

     o    Issue Stock with or without Preemptive Rights: For

     o    Issue Debt Instruments: Case-by-Case

SOCIAL ISSUES

     o    Endorse the Ceres Principles (SP): Case-by-Case

     o    Disclose Political and PAC Gifts (SP): Case-by-Case

          Wellington   Management  generally  does  not  support  imposition  of
          disclosure requirements on management of companies in excess of regulatory requirements.

     o    Require Adoption of International Labor Organization's Case-by-Case

          Fair Labor Principles (SP):

     o    Report on Sustainability (SP): Case-by-Case

MISCELLANEOUS

     o    Approve Other Business: Against

     o    Approve Reincorporation: Case-by-Case

     o    Approve Third-Party Transactions: Case-by-Case


Dated: December 6, 2007